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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-2361

ING VP Intermediate Bond Portfolio

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

CT Corporation System, 101 Federal Street, Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:	December 31

Date of reporting period:	January 1, 2007 to December 31, 2007

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Funds

Annual Report

December 31, 2007

Classes ADV, I and S

ING Variable Product Funds

Domestic Equity and Income Portfolios

■  ING VP Balanced Portfolio

■  ING VP Growth and Income Portfolio

Fixed Income Portfolios

■  ING VP Intermediate Bond Portfolio

■  ING VP Money Market Portfolio

Domestic Equity Growth Portfolios

■  ING VP Growth Portfolio

■  ING VP Small Company Portfolio

Global and International Equity Portfolio

■  ING VP Global Science and Technology Portfolio

Domestic Equity Value Portfolio

■  ING VP Value Opportunity Portfolio

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds' investment objectives, risks, charges, expenses and other information. This information should be read carefully.

TABLE OF CONTENTS

President's Letter	1

Market Perspective	2

Portfolio Managers' Reports	4

Shareholder Expense Examples	19

Report of Independent Registered Public Accounting Firm	22

Statements of Assets and Liabilities	23

Statements of Operations	26

Statements of Changes in Net Assets	29

Financial Highlights	33

Notes to Financial Statements	46

Portfolios of Investments	62

Shareholder Meeting Information	120

Tax Information	126

Director/Trustee and Officer Information	127

Advisory Contract Approval Discussion	131

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds' website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission's (the "SEC") website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds' website at www.ingfunds.com and on the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios' Forms N-Q are available on the SEC's website at www.sec.gov. The Portfolios' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

(THIS PAGE INTENTIONALLY LEFT BLANK)

PRESIDENT'S LETTER

Dear Shareholder,

It is impossible to discuss the current market climate without acknowledging the recent turmoil brought on by problems in the sub-prime mortgage market. Clearly the excesses in this sector of the market and other segments of collateralized debt have created challenges throughout credit markets worldwide.

Amidst the volatility, we at ING Funds remind our shareholders that the creditworthiness and quality of our funds' holdings is our ultimate priority — whether those holdings are part of our money market funds, fixed income funds or equity funds. Market volatility is an often present component of investing and we believe the best way to manage through turbulent environments is to build a well-balanced, fully-diversified portfolio, which aligns with your goals and risk tolerance.

ING Funds remains committed to developing and offering a diverse array of mutual funds designed to meet the goals of most investors. We urge you to work with your investment professional to make sure you are invested appropriately. Together, you can select the funds that will help you achieve your financial goals. We thank you for choosing ING Funds and look forward to continuing to serve you.

Sincerely,

Shaun Mathews
President
ING Funds
January 28, 2008

The views expressed in the President's Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

MARKET PERSPECTIVE: YEAR ENDED DECEMBER 31, 2007

After recording a solid, if frequently nervous, 8.2% in the first half of the reporting period, global equities in the form of the Morgan Stanley Capital International World IndexSM(1) ("MSCI World IndexSM") measured in local currencies, including net reinvested dividends ("MSCI" for regions discussed below) succumbed to a 3.2% loss in the second half of the reporting period, as some important debt markets all but seized up, the crisis threatening the solvency of financial institutions and forcing central bankers to throw lifelines to stranded borrowers, while investors fled to the safe haven of short Treasuries. By year-end, confidence was wavering, oil was nudging $100 per barrel and markets seemed to be pricing in a recession. In currencies, the yen strengthened as "carry trades" were unwound in the flight from risk. The euro benefited from the European Central Bank's implacable refusal to match the Federal Reserve Board (the "Fed") and reduce interest rates. But the pound finally gave back some of its recent gains as the UK housing market started to sag. For the second six months, the dollar fell 8.5% and 8.9% against the euro and yen respectively, but rose 0.3% against the pound.

A relentlessly deteriorating housing market had caused alarm in the sub-prime mortgage loan sector, where lax lending standards in a low interest rate environment, had driven foreclosure rates inexorably higher. The problem had been exacerbated over the years by the business of securitizing the loans. They would be sliced, diced and repackaged for handsome fees into other securities, then sold on in their billions worldwide to financial institutions, which purchased them by issuing commercial paper, over the cost of which an effortless profit could apparently be made.

At one level this spreads the loan risk. But when the originator is removed from those taking the risk another is created. Like the banking business in its simplest form, everything depends on confidence. When it became obvious that these securities, many of them rated A or higher, were ultimately backed by sub-prime and not so sub-prime mortgages with questionable repayment prospects, confidence evaporated. The asset-backed commercial paper market contracted sharply. Banks stopped lending to each other. The structured investment vehicles, their investors and sponsoring banks would have to bear huge losses, but which ones and how much?

The Fed's first response to the liquidity and resulting economic threats was to reduce the discount rate, (the rate it will lend to banks), by 50 basis points (0.50%) on August 17, 2007 and another 100 basis points (1.00%) in three steps by year end, with matching cuts in the federal funds rate.

But it was no good. Using the discount window had a stigma attached to it while the liquidity problem was not an overnight one. The one-month London Interbank Offered Rate ("LIBOR") continued to rise even as the Fed eased. A procession of financial institutions announced heavy write- downs of mortgage-backed assets, along with various capital saving and raising initiatives, including the tapping of billions of dollars from sovereign wealth funds based in the Middle-East and Asia, surely a development of historic significance.

The spread between the one-month LIBOR and the federal funds rate only drifted down after the announcement of coordinated central bank action to add liquidity where it was needed including in the U.S., the use of a "term auction facility" where loans would be auctioned and broader forms of collateral would be accepted.

But by year end global economic conditions were still clearly weakening and many felt that the U.S. might already be in or on the cusp of recession.

In U.S. fixed income markets' the Treasury yield curve steepened in the first half and continued to do so in the second. The yield on the ten-year Treasury Note fell 100 basis points (1.00%) to 4.03%, while the yield on the three-month Bill fell 153 basis points (1.53%) to 3.14%. The broader Lehman Brothers® Aggregate Bond Index(2) ("LBAB") of investment grade bonds returned 5.93% for the first half of the reporting period and 6.97% for the year ended December 31, 2007.

U.S. equities, represented by the Standard & Poor's 500® Composite Stock Price Index(3) ("S&P 500® Index") including dividends, lost 1.4% in the second half, with the worst fourth quarter since 2000, after gaining 7% through June. For a while, as the events described above played out, investors seemed to believe that the Fed had the will and the tools to keep any down turn brief. The S&P 500® Index actually made a new high on October 9, 2007. For the year ended December 31, 2007, the S&P 500® Index returned 5.49%. But, the sense that a serious crisis was only just beginning to unfold and a succession of earnings disappointments especially among the financials sector, increasingly weighed on sentiment as the year wound down. Bizarrely, gross domestic product ("GDP") growth was being reported at a brisk 4.9%

MARKET PERSPECTIVE: YEAR ENDED DECEMBER 31, 2007

for the third quarter, even as S&P 500 companies were reporting a decline in operating profits, the first fall in more than five years.

Internationally, the MSCI Japan® Index(4) slumped 15.8% in the second half of the reporting period on a resumption of falling consumer prices and fading global growth, while the strengthening yen threatened all-important exports. For the year ended December 31, 2007, the MSCI Japan® Index lost 4.23%. The MSCI Europe ex UK® Index(5) lost 4.8% in the second six months of the reporting period. A first half rally gave way to nervousness in mid-July after another rate increase and turned into a rout as the sub-prime debacle took shape. U.S. rate cuts were not reciprocated by the European Central Bank, which, with headline inflation up to 3.1%, confined its response to making liquidity available to the banking system, a staggering †500 billion on December 18, 2007. In the UK, stocks surged into the summer making the August 2007 slide even more violent than in continental Europe. But similar inflation worries limited the Bank of England to one 0.25% rate reduction despite a clearly weakening housing market. The MSCI UK® Index(5) fell 1.4% in the second half of the reporting period and returned 8.36% for the year ended December 31, 2007.

(1)  The MSCI World IndexSM is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada Australia, New Zealand and the Far East.

(2)  The LBAB Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(3)  The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(4)  The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(5)  The MSCI Europe ex UK® Index is a free float rising adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(6)  The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios' performance is subject to change since the period's end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING's Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING VP BALANCED PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING VP Balanced Portfolio (the "Portfolio") seeks to maximize investment return consistent with reasonable safety of principal, by investing in a diversified portfolio of one or more of the following asset classes: stocks, bonds and cash equivalents, based on the judgment of the Portfolio's management, of which of those sectors or mix thereof offers the best investment prospects. The Portfolio is managed by Omar Aguilar, Ph.D., Paul Zemsky, and James B. Kauffmann, Portfolio Managers, of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended December 31, 2007, the Portfolio's Class I shares provided a total return of 5.57% compared to the Standard & Poor's 500® Composite Stock Price Index(1) ("S&P 500® Index"), the Lehman Brothers® Aggregate Bond Index(2) ("LBAB Index") and the Composite Index(3) (60% S&P 500® Index/40% LBAB Index), which returned 5.49%, 6.97% and 6.22%, respectively, for the same period.

Portfolio Specifics: Asset allocation results contributed positively to performance of the Portfolio during 2007, mainly due to our neutralizing our equity position as equity markets deteriorated.

The performance of the domestic equity portion of the Portfolio was in line with its benchmark, the S&P 500® Index. Stock selection in the smaller-cap stocks was the largest detractor from performance during the year. Selection in the largest-cap stocks added value, particularly in the consumer discretionary and industrials sectors. Selection effect in information technology and the smaller-capitalization Industrial stocks acted as a major drag.

2007 was a difficult year for quantitatively managed equity strategies, as many underperformed. During the summer, a majority of our quantitative factors related to value, quality and momentum significantly underperformed. A systematic unwinding of highly leveraged positions by quantitative hedge funds, which focused on the same valuation factors, affected many of our holdings during August. A recalibration of factor weights during the second half of the year enabled us to recapture some of the losses, as our model was adjusted to a more growth-oriented market.

The fixed-income portion of the Portfolio underperformed its benchmark, the LBAB Index. The Portfolio's average credit quality was lower than that of the benchmark and detracted from results, as did the allocation to floating-rate notes and bonds issued by financial entities. While the Portfolios' overweight in mortgage-backed securities was not great, the sector experienced such losses that it hurt performance. An underweighting in corporate bonds for later periods of the year benefited performance. The Portfolio's generally long duration (higher interest-rate risk) stance helped performance for most but not all of the period.

The overall duration of the Portfolio was adjusted as investors fled from riskier bonds to purchase U.S. Treasuries or other sovereign debt. The Portfolio was underweight longer-dated Treasuries at various times, and so benefited form the relative underperformance of longer-dated Treasuries versus shorter as markets began to anticipate aggressive Federal Reserve Board (the "Fed") easing and the increasing risks for inflation. We also added Treasury inflation-protected securities positions as a counterweight to a re-inflationary Fed policy.

Current Strategy and Outlook: Economic growth in the United States slowed in the fourth quarter and we believe is likely to remain so into the first half of 2008. In our opinion, this is mainly due to tighter credit conditions, higher energy costs and continued weakness in housing. We do not anticipate any of these negative catalysts turning around in the first half of the year. If the U.S. economy avoids slipping into recession, we believe it may represent a buying opportunity in equities, but we do not see any catalyst at the moment to induce us to add to our stock holdings. We remain neutral in equities, with an overweight to large-cap, which we view as in better position than small- or mid-cap stocks to weather a period of slow growth or aftershocks from the credit crisis.

Allocations between equities and fixed-income are dependent on our quantitative asset allocation model not on a qualitative evaluation of the bond versus the equity markets.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of December 31, 2007
(as a percent of net assets)

U.S. Treasury Note, 3.125%, due 11/30/09	6.2%
ExxonMobil Corp.	2.8%
Chevron Corp.	1.5%
U.S. Treasury Note, 3.375%, due 11/30/12	1.4%
Federal Home Loan Mortgage Corporation,
6.000%, due 02/01/34	1.4%
Intel Corp.	1.3%
ConocoPhillips	1.3%
Goldman Sachs Group, Inc.	1.1%
Microsoft Corp.	1.0%
PepsiCo, Inc.	1.0%

*  Excludes short-term investments related to ING Institutional Prime Money Market Fund and securities lending collateral.

Portfolio holdings are subject to change daily.

ING VP BALANCED PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended December 31, 2007
	1 Year	5 Year	10 Year	Since Inception of Class ADV December 29, 2006		Since Inception of Class S May 29, 2003
Class ADV	4.78%	—	—	4.75%		—
Class I	5.57%	9.50%	5.97%	—		—
Class S	5.31%	—	—	—		8.37%
S&P 500® Index(1)	5.49%	12.83%	5.91%	5.49	%(4)	11.65	%(5)
LBAB Index(2)	6.97%	4.42%	5.97%	6.97	%(4)	3.91	%(5)
Composite Index(3)	6.22%	9.51%	6.26%	6.22	%(4)	8.60	%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING VP Balanced Portfolio against the indices indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the U.S.

(2) The LBAB Index is an unmanaged index composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index.

(3) The Composite Index consists of 60% of return of (securities included in) the S&P 500® Index and 40% of the return of (securities included in) the LBAB Index.

(4) Since inception performance for the indices is shown from January 1, 2007.

(5) Since inception performance for the indices is shown from June 1, 2003.

Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser to the Portfolio.

ING VP GROWTH AND INCOME PORTFOLIO

PORTFOLIO MANAGERS' REPORT

VP Growth and Income Portfolio (the "Portfolio") seeks to maximize total return through investments in a diversified portfolio of common stocks and securities convertible into common stock. It is anticipated that capital appreciation and investment income will both be major factors in acheiving total return. The Portfolio is managed by Christopher F. Corapi*, Portfolio Manager of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended December 31, 2007, the Portfolio's Class I shares provided a total return of 7.40% compared to the Standard & Poor's 500® Composite Stock Price Index(1) ("S&P 500® Index"), which returned 5.49% for the same period.

Portfolio Specifics: The Portfolio outperformed its benchmark as a result of solid stock selection and sector allocation decisions. In particular, our stock picks within financials, industrials and health care contributed the most to performance. Underweighting the financials and consumer discretionary sectors throughout most of the year also aided relative returns. Stock selection in the consumer discretionary and energy sectors detracted from performance.

In the financial sector, Deutsche Boerse (sold), the European stock exchange and trading system provider, had a positive impact during the period. This stock was among the capital markets-oriented stocks whose earnings streams were viewed as more insulated from direct effects of the credit crisis. Precision Castparts Corp. and BE Aerospace, Inc. were two industrial names that have benefited from strength in the aerospace market. We believe this cycle could extend even further once the legacy carriers in the United States and Europe re-enter the market, and the next generation narrow body plane is introduced. In health care, our position in Covance, Inc. continues to benefit from the trend for pharmaceutical and biotech companies to outsource more early stage drug development and toxicology testing to contract research organizations.

Our investment in Omnicare, a geriatric pharmaceutical services company, was hurt during the quarter by rumors that the Department of Justice would launch an investigation into their business practices. We sold the position in December, as we believed that an investigation would overshadow management's turnaround efforts. Within consumer discretionary, Liz Claiborne, Inc. declined due to concerns over a continued housing crisis. We believe that lower guidance from the company going forward leaves room for a potential earnings surprise. The company has several strategic options, such as brand divestitures, that could enhance shareholder value. The biggest detractor from performance this year was bond guarantor MBIA, which declined due to exposure to collateralized debt obligations ("CDOs") and where fears of write downs prompted the company to seek additional outside capital and to shore up loss reserves.

Current Strategy and Outlook: Currently, the Portfolio is positioned in companies that we believe have strong or improving competitive positions, robust end markets or superior capital allocation opportunities. We believe each stock possesses an attractive valuation and a clear catalyst to improve it. Top holdings include Microsoft Corp., Google, Inc. and Johnson & Johnson ("JNJ"). We believe Microsoft Corp. will benefit from an upcoming product cycle in its main business. We believe that this is a major product cycle for Microsoft Corp. and while many are skeptical about the features, we believe that the new operating system and the Office application will be strong. Google, Inc. should be well positioned due to a secular trend toward online advertising, international expansion and growth opportunities in video and display advertising. We find JNJ attractive as a defensive play, given its diverse sources of revenue in terms of product mix and geographic breadth.

*  Effective December 31, 2007, Scott Lewis is no longer a Portfolio Manager to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of December 31, 2007
(as a percent of net assets)

ExxonMobil Corp.	4.6%
Microsoft Corp.	4.1%
Johnson & Johnson	3.3%
Google, Inc. - Class A	3.1%
Intel Corp.	2.6%
Altria Group, Inc.	2.5%
Procter & Gamble Co.	2.4%
Abbott Laboratories	2.2%
Merck & Co., Inc.	2.1%
General Electric Co.	1.9%

*  Excludes short-term investments related to ING Institutional Prime Money Market Fund and securities lending collateral.

Portfolio holdings are subject to change daily.

ING VP GROWTH AND INCOME PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended December 31, 2007
	1 Year	5 Year	10 Year	Since Inception of Class ADV December 20, 2006		Since Inception of Class S June 11, 2003
Class ADV	6.66%	—	—	6.22%		—
Class I	7.40%	12.62%	2.87%	—		—
Class S	7.13%	—	—	—		10.72%
S&P 500® Index(1)	5.49%	12.83%	5.91%	5.49	%(2)	11.65	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING VP Growth and Income Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the U.S.

(2) Since inception performance for the index is shown from January 1, 2007.

(3) Since inception performance for the index is shown from June 1, 2003.

Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser to the Portfolio.

ING VP GROWTH PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING VP Growth Portfolio (the "Portfolio") seeks growth of capital through investment in a diversified portfolio consisting primarily of common stock and securities convertible into common stocks believed to offer growth potential. The Portfolio is managed by Richard Welsh, CFA, Portfolio Manager and Jeff Bianchi, Portfolio Manager of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended December 31, 2007, the Portfolio's Class I shares provided a total return of 17.86% compared to the Russell 1000® Growth Index(1), which returned 11.81% for the same period.

Portfolio Specifics: Although real growth for fourth quarter 2007 is expected to weaken to about 1%, the nine-month average was in line with long-term gross domestic product ("GDP") potential at 3.1%. S&P 500® Index operating earnings surprised to the upside during this period as well. The market was further supported by attractive valuations, particularly relative to other asset categories. Bursting of the housing and credit market bubbles raised the level of both investment uncertainty and risk aversion. From a style perspective, however, growth stock performance relative to value improved dramatically, particularly during the second half. For the year, growth outperformed value by 12% in the Russell 1000® Index, thereby recouping practically all of 2006's relative underperformance. Growth stocks typically outperform in a period of high inflation and slowing economic and earnings growth.

The energy and materials sectors were the strongest performers with each rising 39%. Energy was spurred by the backdrop of a 43% increase in crude oil prices and 19% gain in natural gas. Equipment & services stocks led the advance in the sector. The materials sector benefited from a major contribution from the chemicals industry. The utilities sector also had a strong return of 27%.

The consumer discretionary sector had a negative return of 10.5% led by automobiles and leisure equipment & products. Consumer discretionary stocks started discounting deceleration in consumer spending as a consequence of tighter credit standards, lower confidence and energy prices. The telecommunication services sector fell 7% in large measure due to weakness in the diversified services segment. The financials sector declined less than 1% with particular weakness in the thrifts & mortgage finance industry.

The Portfolio's outperformance was due primarily to stock selection, with seven of ten sectors positive for the year. These sectors included health care, industrials, consumer discretionary, energy, materials, information technology and financials.

Agricultural company, Monsanto Co. made the strongest contribution to returns. Business trends improved throughout the year as evidenced by higher corn seed prices, increased corn acreage and market share gains reflecting superior technology. Market share outside the United States is expected to grow 2% annually through 2010. Shares of Gilead Science performed well as the company's HIV drug franchise continued to gain market share aided by its new triple combination drug, Atripla. Research In Motion Ltd. benefited from accelerated adoption of its BlackBerry phones. Mosaic Co. was another notable contributor.

Ambac Financial Group and American Express detracted equivalent amounts from returns. Ambac Financial Group's share weakness reflected investor nervousness that Ambac Financial Group would have to pay claims on instruments insured. Shares of American Express reflected signs that the sub-prime mortgage contagion was affecting the consumer credit area. Pactiv Corp. also detracted from relative returns as input prices continued to exceed expectations, and competition remained keen in the company's consumer products division. Other notable detractors were ITT Educational Services, Inc., Microsoft Corp. and Oracle Systems.

Current Strategy and Outlook: We expect the equity market to continue to feel the impact of housing and financial dislocations, thereby pressuring corporate profits. We anticipate increased volatility during the near-term as we attempt to quantify the damage associated with credit dislocations, real-estate losses and declining confidence. The Portfolio has been positioned more conservatively in anticipation of this backdrop.

From an investment perspective, sharply declining equity markets historically present opportunities. As unwelcome as market volatility and uncertainty are, we believe volatility can result in opportunistic stock purchases. We continuously seek companies that exhibit strong relative business momentum and market recognition at appropriate valuation levels.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Industry Allocation
as of December 31, 2007
(as a percent of net assets)

Oil & Gas	9.9%
Healthcare - Services	8.9%
Chemicals	7.7%
Software	7.1%
Aerospace/Defense	6.7%
Semiconductors	6.3%
Telecommunications	5.9%
Beverages	5.4%
Internet	5.4%
Biotechnology	5.3%
Computers	4.9%
Miscellaneous Manufacturing	4.4%
Industries between 2.6% - 4.3%(1)	12.1%
Industries less than 2.6%(2)	10.1%
Other Assets and Liabilities - Net*	(0.1)%
Net Assets	100.0%

*  Includes short-term investments related to ING Institutional Prime Money Market Fund and repurchase agreement.

(1)  Includes four industries, which each represents 2.6% - 4.3% of net assets.

(2)  Includes nine industries, which each represents less than 2.6% of net assets.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2007
(as a percent of net assets)

Humana, Inc.	3.9%
Apple, Inc.	3.6%
Intel Corp.	3.5%
Aetna, Inc.	3.5%
Amazon.com, Inc.	3.5%
Lockheed Martin Corp.	3.4%
Express Scripts, Inc.	3.3%
Potash Corp. of Saskatchewan	3.0%
CA, Inc.	3.0%
Chevron Corp.	2.9%

Portfolio holdings are subject to change daily.

ING VP GROWTH PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended December 31, 2007
	1 Year	5 Year	10 Year	Since Inception of Class ADV December 29, 2006		Since Inception of Class S November 1, 2001
Class ADV	17.21%	—	—	17.11%		—
Class I	17.86%	13.08%	4.60%	—		—
Class S	17.54%	12.79%	—	—		5.11%
Russell 1000® Growth Index(1)	11.81%	12.11%	3.83%	11.81	%(2)	5.57%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING VP Growth Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) The Russell 1000® Growth Index measures the performance of the 1,000 largest companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth. The Russell 3000 Index is an unmanaged index that measures the performance of 3,000 U.S. companies based on total market capitalization.

(2) Since inception performance for the index is shown from January 1, 2007.

Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser to the Portfolio.

ING VP SMALL COMPANY PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING VP Small Company Portfolio (the "Portfolio") seeks growth of capital primarily through investment in a diversified portfolio of common stocks of companies with smaller market capitalizations. The Portfolio is managed by Joseph Basset, CFA, and Steve Salopek, Portfolio Managers of ING Investment Management Co. — the Sub Adviser.

Performance: For the year ended December 31, 2007, the Portfolio's Class I shares provided a total return of 5.90% compared to the Russell 2000® Index(1), which returned (1.57)% for the same period.

Portfolio Specifics: Small-cap stocks, as measured by the Russell 2000® Index, lagged behind large- and mid-cap stocks for 2007. The Russell 2000® Index finished down 1.57% versus a rise of 5.77% for the Russell 1000® Index and a rise of 5.60% for the Russell Mid Cap Index. Small-cap stocks were hurt by concerns about the housing market and the credit crunch. Despite the federal rate cuts, the market faced considerable headwinds. Issues surrounding the credit markets heightened in July and August and then again in November, and concerns about credit availability affected financial firms and began to spread into the consumer discretionary sector, including retailers and retail real estate investment trust ("REITS"). However, 2007 proved to be positive for small-caps in that growth beat value for the first time since 2003 and active managers outperformed their benchmarks, due to size and quality biases in the market.

Stock selection within financials, energy, industrials and health care, coupled with our slight underweight in consumer discretionary, were the main performance drivers over the period. Stock selection in consumer discretionary and consumer staples detracted most from performance.

Ansys, Inc. BioMarin Pharmaceuticals Inc. and energy company Denbury Resources, Inc. contributed significantly to performance over the period. Ansys, Inc. develops engineering simulation software products. Throughout 2007, the company delivered revenue growth that was often ahead of Wall Street expectations, and expanded margins to near peak levels. The company's better than expected results and positive earnings revisions helped propel the stock higher during the year. BioMarin Pharmaceuticals develops and commercializes therapeutic enzyme products. The company received FDA approval in late 2007 for a drug called Kuvan for the treatment of Phenylketonuria, an inherited metabolic disorder. The company also announced pricing for the drug, which was at the higher end of investors' expectations.

Steven Madden Ltd. (sold) and Entercom Communications Corp. were two of the largest detractors from performance over the period. Steve Madden Ltd. designs and sells footwear brands for men, women and children. The stock's performance was negatively impacted by concerns surrounding earnings expectations and that the company's products were out of favor with the consumer. We no longer hold a position in this company. Entercom Communications Corp., which acquires and operates radio broadcast properties, underperformed in 2007 due to a slowdown in advertising spending. Also, the company's earnings were under pressure throughout the year, as the firm increased their expense and investment for future growth opportunities while revenues fell below expectations. We continue to hold this stock in the Portfolio, as we believe that the company's investments will pay off over the next year or two.

Current Strategy and Outlook: We continue to focus on companies that we believe have strong balance sheets and cash-flow generation capabilities. We believe we are defensively positioned within the financials sector, and have exposure to banks, diversified financials, and insurance. We are underweight real estate investment trusts, as we think that the real estate market is overextended. Within health care, the Portfolio continues to be positioned to gain from the strong demands and needs for behavioral health providers, health care equipment suppliers with niche franchises and disease management providers. We are underweight biotech stocks due to risk and valuation considerations, and we have no exposure to Medicaid managed care providers due to the deteriorating reimbursement environment. Our technology exposure is in software and services, hardware and equipment and semiconductors.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of December 31, 2007
(as a percent of net assets)

iShares Russell 2000 Index Fund	2.0%
Portland General Electric Co.	1.1%
Waste Connections, Inc.	1.1%
Carrizo Oil & Gas, Inc.	1.1%
UAP Holding Corp.	1.0%
Magellan Health Services, Inc.	1.0%
Westfield Financial, Inc.	1.0%
Human Genome Sciences, Inc.	1.0%
Vectren Corp.	1.0%
Alaska Communications Systems Group, Inc.	1.0%

*  Excludes short-term investments related to ING Institutional Prime Money Market Fund and securities lending collateral.

Portfolio holdings are subject to change daily.

ING VP SMALL COMPANY PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended December 31, 2007
	1 Year	5 Year	10 Year	Since Inception of Class S November 1, 2001
Class I	5.90%	16.48%	9.22%	—
Class S	5.68%	16.22%	—	9.99%
Russell 2000® Index(1)	(1.57)%	16.25%	7.08%	11.26%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING VP Small Company Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is an unmanaged index that measures the performance of 3,000 U.S. companies based on total market capitalization.

Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser to the Portfolio.

ING VP VALUE OPPORTUNITY PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING VP Value Opportunity Portfolio (the "Portfolio") seeks growth of capital primarily through investment in a diversified portfolio of common stocks. The Portfolio is managed by Omar Aguilar, Ph.D. and Vincent Costa*, Portfolio Managers of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended December 31, 2007, the Portfolio's Class I shares provided a total return of 3.01% compared to the Russell 1000® Value Index(1) and the Russell 1000® Index(2), which returned (0.17)% and 5.77%, respectively, for the same period.

Portfolio Specifics: Relative to the Russell 1000® Value Index, the Portfolio benefited from favorable stock selection in consumer staples. Stock selection among consumer discretionary companies also helped relative performance. Stock selection and an underweight in financials also helped results.

Within consumer staples, two tobacco companies, Carolina Group and Altria Group, Inc., were top performers as tobacco litigation began easing. Strong international growth also enhanced Altria Group, Inc. (sold), Molson Coors Brewing Company, a consumer discretionary, was a turnaround story. Cost cutting, improving market share, and a strong brand boosted the stock price. The Portfolio's underweight in Time Warner, Inc. helped performance as the cable business slowed. Medco Health Solutions, Inc. and Mirant Corp. also contributed significantly.

Our underweight in energy detracted value during the period as higher oil prices aided energy stocks such as Chevron Corp. Growth in emerging countries outpaced the industry's ability to meet natural resources demand. Plains Exploration & Production Co. and Newfield Exploration Co. were two energy holdings that declined over the period. Two financial stocks were important detractors: E*Trade Financial Corp. and Bear Stearns.

Current Strategy and Outlook: Currently, the Portfolio is positioned in companies that we believe have strong or improving competitive positions, robust end markets and/or superior capital allocation opportunities. Furthermore, each stock possesses an attractive valuation and a clear catalyst to improve it.

*  Effective November 12, 2007, Omar Aguilar, Ph.D. and Vincent Costa replaced Scott Lewis and Michael Leskinen as portfolio managers to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Industry Allocation
as of December 31, 2007
(as a percent of net assets)

Oil & Gas	16.2%
Insurance	16.0%
Telecommunications	9.8%
Aerospace/Defense	8.0%
Healthcare - Services	5.3%
Banks	4.9%
Diversified Financial Services	4.7%
Miscellaneous Manufacturing	4.5%
Regional Malls	3.3%
Agriculture	2.9%
Electric	2.8%
Chemicals	2.6%
Industries between 1.7% - 2.5%(1)	10.3%
Industries less than 1.7%(2)	8.8%
Other Assets and Liabilities - Net*	(0.1)%
Net Assets	100.0%

*  Includes short-term investments related to ING Institutional Prime Money Market Fund and securities lending collateral.

(1)  Includes five industries, which each represents 1.7% - 2.5% of net assets.

(2)  Includes nine industries, which each represents less than 1.7% of net assets.

Portfolio holdings are subject to change daily.

Top Ten Holdings*
as of December 31, 2007
(as a percent of net assets)

ExxonMobil Corp.	6.0%
General Dynamics Corp.	4.2%
Telefonica SA ADR	4.2%
AT&T, Inc.	4.1%
United Technologies Corp.	3.8%
ConocoPhillips	3.4%
Taubman Centers, Inc.	3.2%
Loews Corp.	2.9%
Chevron Corp.	2.9%
Axis Capital Holdings Ltd.	2.5%

*  Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

ING VP VALUE OPPORTUNITY PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended December 31, 2007
	1 Year	5 Year	10 Year	Since Inception of Class ADV December 29, 2006		Since Inception of Class S July 16, 2001
Class ADV	2.33%	—	—	2.31%		—
Class I	3.01%	11.91%	6.59%	—		—
Class S	2.77%	11.62%	—	—		2.44%
Russell 1000® Value Index(1)	(0.17)%	14.63%	7.68%	(0.17	)%(3)	7.62	%(4)
Russell 1000® Index(2)	5.77%	13.43%	6.20%	5.77	%(3)	5.44	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING VP Value Opportunity Portfolio against the indices indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in the indices. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values, which more closely tracks the types of securities in which the Portfolio invests than the S&P 500® Composite Stock Price Index.

(2) The Russell 1000® Index is a comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies.

(3) Since inception performance for the indices is shown from January 1, 2007.

(4) Since inception performance for the indices is shown from August 1, 2001.

Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser to the Portfolio.

ING VP INTERMEDIATE BOND PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING VP Intermediate Bond Portfolio (the "Portfolio") seeks to maximize total return consistent with reasonable risk. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return. The Portfolio is managed by James B. Kauffmann, Portfolio Manager of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended December 31, 2007, the Portfolio's Class I shares provided a total return of 5.95% compared to the Lehman Brothers® Aggregate Bond Index(1) ("LBAB"), which returned 6.97% for the same period.

Portfolio Specifics: The dramatic sell-off in risk-based fixed-income assets following the summer of 2007 was the primary driver of performance for bond portfolio managers and sectors of the bond market. While the firestorm started with sub-prime mortgages, the unprecedented risk aversion spread quickly and resulted in massive losses at many mortgage companies, banks and brokerage firms. Sovereign wealth funds became major players in the re-capitalization of U.S. financial institutions. In general, markets made little distinction between the ultimate creditworthiness of individual bonds in the rush for perceived safety. Central banks around the globe were forced to inject liquidity as the inter-bank lending markets came to a near standstill.

The use of credit default swaps and related derivative indices enabled the Portfolio to mitigate some of the negative effects of the market disruption. Generally, the Portfolio's underweighting in corporate bonds for later periods of the year benefited performance. On the other hand, the Portfolio's allocation to floating-rate notes and bonds issued by financial entities acted as a drag. While our over weight in mortgage-backed securities ("MBS") was not great, the sector experienced such losses that it hurt our performance. The Portfolio's average credit quality was lower than benchmark and also detracted from results.

The Portfolio's generally long duration (higher interest-rate risk) stance helped performance for most but not all of the period. The overall duration of the Portfolio was adjusted as investors fled from riskier bonds to purchase U.S. Treasuries ("UST") or other sovereign debt. The Portfolio was underweight longer-dated Treasuries at various times, and so benefited from the relative underperformance of longer-dated UST versus shorter as markets began to anticipate aggressive Federal Reserve Board (the "Fed") easing and the increasing risks of inflation. We also added Treasury inflation-protected securities ("TIPS") positions as a counterweight to a re-inflationary Fed policy.

Current Outlook and Strategy: Our negative outlook for the U.S. economy remains intact. The pessimistic events in the U.S. residential real estate, amongst its credit enablers, and the systemic illiquidity these events have spawned will not soon abate. Extraordinary interventions by central banks across the world may have to continue into 2008. We believe that the troubles in the bond market will soon impact the real economy as lenders retreat and consumers become concerned about a softening labor market and the shrinking value of their homes.

We do not find solace in the global de-coupling theme advocated by others; and we are skeptical that the rest of the world can be untouched by a significant downturn in the U.S. economy. We maintain our long-term negative outlook for financials, construction and other industries afflicted by the residential real estate market; yet, unique tactical trades may arise near term. Our outlook for the U.S. dollar remains negative although it may be nearing a temporary oversold condition. Unease in the credit marketplace should persist, and we are comfortable with our current credit shorts or underweights. The heavy new issue calendar for corporate bonds may pressure spreads wider on existing paper, as new deals may come at discounts to outstanding paper, but opportunities may soon emerge.

The MBS team believes that their market has not yet priced in the risk of a slowing in prepayments as homeowners are less able to refinance or must stay in their homes longer. The commercial mortgage-backed securities ("CMBS") market could witness a rough patch in the near-term as it was not immune to the over-confident lending practices that have hobbled residential MBS.

The interest rates strategy team has positioned the Portfolio slightly long in duration with exposures to TIPS and the front end of the curve. Changing market perceptions of central bank actions may change quickly as could our duration postures.

We continue to hold some special situation high-yield bonds, despite our negative outlook for the sector as large new issues have yet to be digested. We will wait for more generalized price weakness or more compelling relative value before entering emerging market debt in a large way.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Investment Type Allocation
as of December 31, 2007
(as a percent of net assets)

U.S. Treasury Obligations	28.9%
Collateralized Mortgage Obligations	27.5%
Corporate Bonds/Notes	24.0%
U.S. Government Agency Obligations	18.5%
Asset-Backed Securities	2.4%
Preferred Stock	0.9%
Municipal Bonds	0.5%
Other Assets and Liabilities - Net*	(2.7)%
Net Assets	100.0%

*  Includes short-term investments related to ING Institutional Prime Money Market Fund, repurchase agreement and securities lending collateral.

Portfolio holdings are subject to change daily.

Top Ten Industries*
as of December 31, 2007
(as a percent of net assets)

Collateralized Mortgage Obligations	27.5%
U.S. Treasury Notes	24.3%
Federal Home Loan Mortgage Corporation	11.5%
Diversified Financial Services	6.8%
Federal National Mortgage Corporation	6.6%
Banks	6.2%
Treasury Inflation Indexed Protected Securities	2.3%
U.S. Treasury Bonds	2.3%
Electric	1.6%
Retail	1.4%

*  Excludes short-term investments related to ING Institutional Prime Money Market Fund and securities lending collateral.

Portfolio holdings are subject to change daily.

ING VP INTERMEDIATE BOND PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended December 31, 2007
	1 Year	5 Year	10 Year	Since Inception of Class ADV December 20, 2006		Since Inception of Class S May 3, 2002
Class ADV	5.60%	—	—	5.12%		—
Class I	5.95%	4.86%	5.80%	—		—
Class S	5.70%	4.60%	—	—		5.38%
LBAB Index(1)	6.97%	4.42%	5.97%	6.97	%(2)	5.32	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING VP Intermediate Bond Portfolio against the index indicated. An index has has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) The LBAB Index is an unmanaged index composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index.

(2) Since inception performance for the the index is shown from January 1, 2007.

(3) Since inception performance for the index is shown from May 1, 2002.

Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser to the Portfolio.

ING VP MONEY MARKET PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING VP Money Market Portfolio (the "Portfolio") seeks to provide high current return, consistent with preservation of capital and liquidity, through investment in high-quality money market instruments. The Portfolio is managed by David S. Yealy, Portfolio Manager of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended December 31, 2007, the Portfolio's Class I shares provided a total return of 5.13% compared to the iMoneyNet First Tier Retail Index(1), which returned 4.57% for the same period.

Portfolio Specifics: 2007 was a challenging year for short-term fixed- income investors and in particular money market funds. Money market rates traded in a very narrow range for the first half of the year and into July as the Federal Open Markets Committees ("FOMC") kept the federal funds rate at 5.25%. There were limited opportunities for the Portfolio to differentiate itself from its competitors during this period.

In early August the sub-prime, hedge fund and collateralized debt obligations ("CDO") problems widened to affect most mortgage related markets, money market securities and interbank lending. Commercial paper rates and London Interbank Offered Rate ("LIBOR") skyrocketed as there was a flight to quality due to liquidity and counterparty concerns. The Federal Reserve Board (the "Fed") and other central banks were forced to take drastic measures to increase liquidity and market confidence. The Fed flooded the banking system with excess liquidity and cut the discount rate 0.50% in August. This was followed by an additional 0.50% cut in the discount rate and similar cut in the federal funds rate in September. Short-term liquidity and market confidence improved slowly following the moves by the central banks.

This improvement was only temporary forcing the Fed to cut rates another 0.25% on October 31. Liquidity concerns returned in December as the markets worried about financing over year-end and a deteriorating economic outlook. The Fed cut rates another 0.25%. The federal funds rate ended the year at 4.25%, a full percent below where it started the year. The central banks also added significant cash reserves over year-end to replace the financing normally provided by the large global banks.

The Portfolio used various strategies during the year as the market conditions changed. During the early stable period, the Portfolio took advantage of the trading range, increasing its weighted average maturity ("WAM") by buying longer-term fixed securities as rates moved to the higher end of the trading range. Our strategy of overweighting floating rate assets whose yields were tied to LIBOR worked well during the market dislocation and high LIBOR rates experienced during the later part of the year. We selectively bought asset-backed commercial paper of issuers that we determined to be well structured with excess credit enhancement and liquidity provided by highly rated strong financial institutions. We avoided issuers that had large exposure to sub-prime and CDO assets, including structured investment vehicles ("SIVs") which have been in the negative spotlight recently. This strategy allowed the Portfolio to outperform the majority of its peers during the second half of the year and for the year overall. That strategy remains in place.

Current Strategy and Outlook: We expect liquidity and money market securities to remain under stress in 2008 and require additional actions by the U.S. Treasury, the FOMC and other central banks. These will be determined by continued market stress on certain assets classes, interbank market liquidity and the state of the U.S and global economy. The market is expecting the Fed to ease at least 0.25% at its January 30 meeting, with additional cuts over the course of 2008. We see a risk that the effects of the deteriorating housing market and a slowing in the job market could spill over into the full economy. This is not now fully priced into the market. Our current strategy is to continue to take advantage of the high LIBOR rates by buying additional floating rate securities of highly rated issuers and selectively adding duration by buying longer-term fixed rate securities.

(1)  The iMoneyNet First Tier Retail Index is an unmanaged index that includes the most broadly based money market funds. This index is intended to be the comparative index for the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Investment Type Allocation as of December 31, 2007 (as a percent of net assets)
Corporate Bonds/Notes	53.5%
Commercial Paper	41.3%
Repurchase Agreement	4.3%
Certificates Of Deposit	1.0%
Securities Lending Collateral	0.0%
Other Assets and Liabilities - Net	(0.1)%
Net Assets	100.0%

Portfolio holdings are subject to change daily.

ING VP GLOBAL SCIENCE AND TECHNOLOGY PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING VP Global Science and Technology Portfolio (the "Portfolio") seeks long-term capital appreciation. The Portfolio is managed by Thomas P. Callan, CFA, Managing Director and Senior Portfolio Manager, Erin Xie, PhD, Managing Director and Portfolio Manager and Jean M. Rosenbaum, CFA, Managing Director and Portfolio Manager of BlackRock Advisors, LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2007, the Portfolio's Class I shares provided a total return of 19.00% compared to the Standard & Poor's 500® Composite Stock Price Index(1) ("S&P 500® Index") and the NYSE Arca Tech 100 IndexSM(2),which returned 5.49% and 7.77%, respectively, for the same period.

Portfolio Specifics: Over the past year, global equity markets experienced gains, however increased volatility and meaningful market corrections made the period a much different one than in recent years. The Federal Reserve Board cut the federal funds target rate by 50 basis points (0.50%) on September 18, followed by an additional 25 basis points (0.25%) of easing on October 31 and December 11. These were the first rate cuts since July 2003. As financials and consumer discretionary stocks declined due to housing and credit related problems, technology shares faired relatively well amidst uncertain economic conditions.

Both stock selection and sector allocation decisions contributed positively to relative outperformance during the period. The most significant contributor was stock selection, which was positive across all economic sectors. In particular, selection gains were strongest in the information technology group. Allocation benefits were more moderate. The Portfolio's exposure to telecommunication services — a sector that is absent from the benchmark — produced the most favorable results.

Within information technology, selection gains were most pronounced in internet software & services, with Google, Inc. among the strongest contributors, and broadly across semiconductor equipment and software as performance within these groups were well above benchmark results. Stock selection within biotechnology benefited results over the year, as individual company performance varied significantly. Strong picks among wireless telecommunication services names also contributed to performance as several positions appreciated significantly, including Bharti Airtel Ltd. and China Mobile Ltd.

Conversely, hindering the Portfolio's relative return was an underweight to the strong-performing aerospace & defense and computer hardware sub-industry groups. Additionally, weaker stock selection within electronic manufacturing services and data processing & outsourced services partially offset otherwise strong performance across the information technology sector. The greatest drags on relative results from an individual stock perspective came from an underweight to Apple, Inc. and no exposure to Medimmune, Inc., both of which experienced significant price appreciation over the period.

Current Strategy and Outlook: While concerns grow about the U.S. economy and the extent of credit-related issues across the financial system, global growth expectations, in our opinion, remain relatively strong. However, forecasts are mixed across regions and we believe the risks are to the downside. We have been steadily building balance in the portfolio by adding more defensive positions and reducing our cyclical exposure. While valuations remain reasonable and world growth relatively robust, we are growing more wary of downside risks and believe caution is warranted. At year-end, the Portfolio was invested in information technology, health care, industrials, telecommunication services, and the remainder distributed among consumer discretionary, consumer staples, and materials sectors. Within information technology, the Portfolio's primary overweights versus the NYSE Arca Tech 100 IndexSM were in home entertainment software and internet software & services; significant underweights were in computer hardware, application software, and data processing & outsourced services. Inside the health care portion of the Portfolio, the Portfolio held an above-benchmark allocation to healthcare equipment and pharmaceuticals and a below-benchmark weighting in biotechnology and life science tools & services. Further, we maintained the Portfolio's allocation to telecommunication services, as strong global growth and rising revenue-per-user remain catalysts.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings* as of December 31, 2007 (as a percent of net assets)
Apple, Inc.	4.6%
Google, Inc. - Class A	3.2%
Intel Corp.	2.1%
DST Systems, Inc.	2.1%
Research In Motion Ltd.	1.9%
Cisco Systems, Inc.	1.9%
Microsoft Corp.	1.9%
Hewlett-Packard Co.	1.8%
Waters Corp.	1.6%
Lockheed Martin Corp.	1.6%

*  Excludes short-term investments related to securities lending collateral and U.S. government agency obligation.

Portfolio holdings are subject to change daily.

ING VP GLOBAL SCIENCE AND TECHNOLOGY PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended December 31, 2007
	1 Year	5 Year	Since Inception of Class I May 1, 2000	Since Inception of Class S November 1, 2001
Class I	19.00%	15.42%	(7.61)%	—
Class S*	18.86%	15.23%	—	1.95%
S&P 500® Index(1)	5.49%	12.83%	1.84%	7.33%
NYSE Arca Tech 100 IndexSM(2)	7.77%	15.89%	(1.57)%	7.97%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING VP Global Science and Technology Portfolio against the indices indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

* On December 16, 2003, all outstanding shares of Class S were fully redeemed. On July 20, 2005, Class S recommenced operations. The returns for Class S include the performance for Class I, adjusted to reflect the higher expenses of Class S, for the period December 17, 2003 to July 19, 2005.

(1) The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

(2) The NYSE Arca Tech 100 IndexSM is a multi-industry technology index measuring the performance of companies using technology innovation across a broad spectrum of industries. It is comprised of 100 listed and over-the-counter stocks from 14 different subsectors including computer hardware, software, semiconductors, telecommunications, data storage and processing, electronics and biotechnology.

Effective March 1, 2002, ING Investments, LLC began serving as investment adviser. Formerly, ING Investment Management Co. served as the investment adviser. Prior to January 1, 2004, the Portfolio was sub-advised by a different sub-adviser.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 to December 31, 2007. The Portfolios' expenses are shown without the imposition of any charges which are, or may be, imposed under your annuity contract. Expenses would have been higher if such charges were included.

Actual Expenses

The first section of the table shown, "Actual Portfolio Return," provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, "Hypothetical (5% return before expenses)," provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

ING VP Balanced Portfolio	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2007*
Actual Portfolio Return
Class ADV	$1,000.00	$1,003.50	1.25%	$6.31
Class I	1,000.00	1,007.70	0.60	3.04
Class S	1,000.00	1,006.30	0.85	4.30
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,018.90	1.25%	$6.36
Class I	1,000.00	1,022.18	0.60	3.06
Class S	1,000.00	1,020.92	0.85	4.33

*  Expenses are equal to each Portfolio's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

ING VP Growth and Income Portfolio	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2007*
Actual Portfolio Return
Class ADV	$1,000.00	$994.70	1.09%	$5.48
Class I	1,000.00	998.00	0.59	2.97
Class S	1,000.00	996.90	0.84	4.23
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,019.71	1.09%	$5.55
Class I	1,000.00	1,022.23	0.59	3.01
Class S	1,000.00	1,020.97	0.84	4.28
ING VP Growth Portfolio
Actual Portfolio Return
Class ADV	$1,000.00	$1,089.20	1.20%	$6.32
Class I	1,000.00	1,093.40	0.70	3.69
Class S	1,000.00	1,091.60	0.95	5.01
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,019.16	1.20%	$6.11
Class I	1,000.00	1,021.68	0.70	3.57
Class S	1,000.00	1,020.42	0.95	4.84
ING VP Small Company Portfolio
Actual Portfolio Return
Class I	$1,000.00	$957.40	0.84%	$4.14
Class S	1,000.00	956.10	1.09	5.37
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,020.97	0.84%	$4.28
Class S	1,000.00	1,019.71	1.09	5.55
ING VP Value Opportunity Portfolio
Actual Portfolio Return
Class ADV	$1,000.00	$954.20	1.19%	$5.86
Class I	1,000.00	956.50	0.69	3.40
Class S	1,000.00	955.60	0.94	4.63
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,019.21	1.19%	$6.06
Class I	1,000.00	1,021.73	0.69	3.52
Class S	1,000.00	1,020.47	0.94	4.79

*  Expenses are equal to each Portfolio's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

ING VP Intermediate Bond Portfolio	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2007*
Actual Portfolio Return
Class ADV	$1,000.00	$1,046.30	0.99%	$5.11
Class I	1,000.00	1,047.30	0.49	2.53
Class S	1,000.00	1,046.40	0.74	3.82
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,020.21	0.99%	$5.04
Class I	1,000.00	1,022.74	0.49	2.50
Class S	1,000.00	1,021.48	0.74	3.77
ING VP Money Market Portfolio
Actual Portfolio Return
Class I	$1,000.00	$1,025.70	0.33%	$1.68
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,023.54	0.33%	$1.68
ING VP Global Science and Technology Portfolio
Actual Portfolio Return
Class I	$1,000.00	$1,075.00	1.08%	$5.65
Class S	1,000.00	1,075.40	1.33	6.96
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,019.76	1.08%	$5.50
Class S	1,000.00	1,018.50	1.33	6.77

*  Expenses are equal to each Portfolio's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors/Trustees

ING VP Balanced Portfolio, Inc., ING Variable Funds, ING Variable Portfolios, Inc., ING VP Intermediate Bond Portfolio, and ING VP Money Market Portfolio

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of ING VP Balanced Portfolio, ING VP Growth and Income Portfolio, a series of ING Variable Funds, ING VP Growth Portfolio, ING VP Small Company Portfolio, ING VP Value Opportunity Portfolio, and ING VP Global Science and Technology Portfolio, each a series of ING Variable Portfolios, Inc., ING VP Intermediate Bond Portfolio, and ING VP Money Market Portfolio, as of December 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios as of December 31, 2007, the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 29, 2008

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2007

	ING VP Balanced Portfolio	ING VP Growth and Income Portfolio	ING VP Growth Portfolio
ASSETS:
Investments in securities at value+*	$1,053,819,059	$2,737,567,597	$159,706,311
Short-term investments in affiliates at amortized cost	29,000,000	59,925,000	525,000
Short-term investments at amortized cost	196,902,493	342,423,398	321,000
Cash	42,252	4,459,343	1,290
Cash collateral for futures	1,358,291	990,000	—
Foreign currencies at value**	117,309	19,311	—
Receivables:
Investment securities sold	38,001,916	137,481,638	4,594,561
Fund shares sold	43,216	14,770	4,101
Dividends and interest	3,428,208	4,129,451	93,812
Variation margin	245,787	—	—
Unrealized appreciation on forward foreign currency contracts	240,554	—	—
Upfront payments made on swap agreements	1,456,235	—	—
Unrealized appreciation on swap agreements	2,301,547	—	—
Prepaid expenses	598	1,586	—
Total assets	1,326,957,465	3,287,012,094	165,246,075
LIABILITIES:
Payable for investment securities purchased	71,877,594	123,298,521	4,359,436
Payable for fund shares redeemed	1,210,522	2,530,264	1,155,766
Payable for futures variation margin	159,834	114,125	—
Payable upon receipt of securities loaned	194,627,493	336,741,398	—
Unrealized depreciation on forward foreign currency contracts	27,691	—	—
Upfront payments received on swap agreements	568,679	—	—
Unrealized depreciation on swap agreements	1,008,784	—	—
Payable to affiliates	502,300	1,359,980	95,010
Payable for directors fees	34,088	69,210	4,203
Other accrued expenses and liabilities	159,908	403,598	36,235
Total liabilities	270,176,893	464,517,096	5,650,650
NET ASSETS	$1,056,780,572	$2,822,494,998	$159,595,425
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$932,901,009	$4,333,962,550	$292,078,274
Undistributed net investment income	29,652,010	—	790,454
Accumulated net realized gain (loss) on investments, foreign currency related transactions, futures, swaps, and written options	76,465,912	(1,827,931,288)	(139,449,071)
Net unrealized appreciation on investments, foreign currency related transactions, futures, and swaps	17,761,641	316,463,736	6,175,768
NET ASSETS	$1,056,780,572	$2,822,494,998	$159,595,425
+ Including securities loaned at value	$189,920,382	$326,408,493	$—
* Cost of investments in securities	$1,037,188,649	$2,420,852,039	$153,530,543
** Cost of foreign currencies	$117,369	$19,427	$—
Class ADV:
Net assets	$1,006	$1,210,898	$1,386,445
Shares authorized	500,000,000	unlimited	100,000,000
Par value	$0.001	$1.00	$0.001
Shares outstanding	70	49,198	111,250
Net asset value and redemption price per share	$14.34	$24.61	$12.46
Class I:
Net assets	$1,046,498,170	$2,796,115,289	$137,104,296
Shares authorized	500,000,000	unlimited	100,000,000
Par value	$0.001	$1.00	$0.001
Shares outstanding	72,424,967	112,925,801	10,943,202
Net asset value and redemption price per share	$14.45	$24.76	$12.53
Class S:
Net assets	$10,281,396	$25,168,811	$21,104,684
Shares authorized	500,000,000	unlimited	100,000,000
Par value	$0.001	$1.00	$0.001
Shares outstanding	715,902	1,021,794	1,703,078
Net asset value and redemption price per share	$14.36	$24.63	$12.39

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2007

	ING VP Small Company Portfolio	ING VP Value Opportunity Portfolio	ING VP Intermediate Bond Portfolio
ASSETS:
Investments in securities at value+*	$588,961,687	$167,417,483	$3,436,872,286
Short-term investments in affiliates at amortized cost	17,300,000	60,000	58,316,000
Short-term investments at amortized cost	178,547,837	38,345,940	879,357,480
Cash	2,905	736	7,942,580
Cash collateral for futures	—	—	11,970,138
Receivables:
Investment securities sold	4,530,597	—	210,604,445
Fund shares sold	532,204	33,484	3,723,375
Dividends and interest	1,333,624	187,908	19,641,709
Variation margin	—	—	1,890,019
Unrealized appreciation on forward currency contracts	—	—	1,911,125
Upfront payments made on swap agreements	—	—	10,566,319
Unrealized appreciation on swap agreements	—	—	16,327,858
Prepaid expenses	265	—	1,105
Total assets	791,209,119	206,045,551	4,659,124,439
LIABILITIES:
Payable for investment securities purchased	6,092,395	—	418,150,264
Payable for fund shares redeemed	884,211	222,278	7,021,867
Payable for futures variation margin	—	—	876,521
Payable upon receipt of securities loaned	177,336,837	38,345,940	872,460,480
Unrealized depreciation on forward foreign currency contracts	—	—	210,783
Upfront payments received on swap agreements	—	—	4,265,267
Unrealized depreciation on swap agreements	—	—	7,327,101
Payable to affiliates	417,504	99,531	1,505,233
Payable to custodian due to foreign currency overdraft**	—	—	322,938
Payable for directors fees	9,221	5,997	10,028
Other accrued expenses and liabilities	87,497	47,034	303,744
Total liabilities	184,827,665	38,720,780	1,312,454,226
NET ASSETS	$606,381,454	$167,324,771	$3,346,670,213
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$515,472,179	$137,510,755	$3,327,078,932
Undistributed net investment income	5,914,678	2,600,516	22,702,254
Accumulated net realized gain on investments, foreign currency related transactions, futures, swaps, and written options	73,024,318	19,956,641	43,184,649
Net unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, and swaps	11,970,279	7,256,859	(46,295,622)
NET ASSETS	$606,381,454	$167,324,771	$3,346,670,213
+ Including securities loaned at value	$170,136,305	$37,164,280	$857,043,519
* Cost of investments in securities	$576,991,408	$160,160,624	$3,492,575,090
** Cost of foreign currency overdraft	$—	$—	$319,220
Class ADV:
Net assets	n/a	$1,032	$1,003
Shares authorized	n/a	100,000,000	unlimited
Par value	n/a	$0.001	$1.00
Shares outstanding	n/a	65	76
Net asset value and redemption price per share	n/a	$15.82	$13.23
Class I:
Net assets	$603,491,642	$143,438,134	$2,267,007,698
Shares authorized	100,000,000	100,000,000	unlimited
Par value	$0.001	$0.001	$1.00
Shares outstanding	30,848,271	8,934,210	171,429,839
Net asset value and redemption price per share	$19.56	$16.05	$13.22
Class S:
Net assets	$2,889,812	$23,885,605	$1,079,661,512
Shares authorized	100,000,000	100,000,000	unlimited
Par value	$0.001	$0.001	$1.00
Shares outstanding	149,054	1,499,291	82,192,637
Net asset value and redemption price per share	$19.39	$15.93	$13.14

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2007

	ING VP Money Market Portfolio	ING VP Global Science and Technology Portfolio
ASSETS:
Investments in securities at value+*	$—	$93,543,381
Short-term investments at amortized cost	1,713,502,244	23,008,604
Cash	51,772	1,094,685
Foreign currencies at value**	—	2,142,384
Receivables:
Investment securities sold	—	6,585
Fund shares sold	331	930,493
Dividends and interest	5,736,737	34,920
Unrealized appreciation on forward currency contracts	—	191,744
Prepaid expenses	640	—
Total assets	1,719,291,724	120,952,796
LIABILITIES:
Payable for fund shares redeemed	6,566,021	16,236
Payable upon receipt of securities loaned	1,010,974	21,410,626
Unrealized depreciation on forward foreign currency contracts	—	318,696
Payable to affiliates	442,315	84,233
Payable for directors fees	11,217	2,511
Other accrued expenses and liabilities	121,910	37,443
Total liabilities	8,152,437	21,869,745
NET ASSETS	$1,711,139,287	$99,083,051
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$1,637,792,151	$116,638,510
Undistributed net investment income	77,924,640	131,809
Accumulated net realized loss on investments and foreign currency related transactions	(4,577,504)	(32,464,964)
Net unrealized appreciation on investments and foreign currency related transactions	—	14,777,696
NET ASSETS	$1,711,139,287	$99,083,051
+ Including securities loaned at value	$981,245	$20,640,654
* Cost of investments in securities	$—	$78,627,641
** Cost of foreign currencies	$—	$2,153,644
Class I:
Net assets	$1,711,139,287	$97,942,613
Shares authorized	unlimited	100,000,000
Par value	$1.00	$0.001
Shares outstanding	126,672,176	17,957,743
Net asset value and redemption price per share	$13.51	$5.45
Class S:
Net assets	n/a	$1,140,438
Shares authorized	n/a	100,000,000
Par value	n/a	$0.001
Shares outstanding	n/a	210,356
Net asset value and redemption price per share	n/a	$5.42

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2007

	ING VP Balanced Portfolio	ING VP Growth and Income Portfolio	ING VP Growth Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$12,674,154	$52,134,785	$2,110,608
Interest(1)	23,939,338	4,789,727	128,019
Securities lending income	427,231	342,155	25,982
Total investment income	37,040,723	57,266,667	2,264,609
EXPENSES:
Investment management fees	5,655,120	14,949,836	1,198,635
Distribution and service fees:
Class ADV	8	1,242	10,552
Class S	26,113	20,756	56,082
Transfer agent fees	365	8,328	183
Administrative service fees	622,044	1,644,432	109,871
Shareholder reporting expense	67,165	158,930	12,424
Registration fees	1,039	2,492	—
Professional fees	108,543	256,555	26,440
Custody and accounting expense	154,170	285,123	29,663
Directors fees	94,556	213,500	14,772
Miscellaneous expense	73,368	227,811	14,874
Interest expense	—	5,994	2,389
Total expenses	6,802,491	17,774,999	1,475,885
Net waived and reimbursed fees	(37,365)	(58,290)	(1,291)
Brokerage commission recapture	—	—	(1,615)
Net expenses	6,765,126	17,716,709	1,472,979
Net investment income	30,275,597	39,549,958	791,630
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, FUTURES, SWAPS, AND WRITTEN OPTIONS:
Net realized gain (loss) on:
Investments	85,334,030	309,355,005	44,248,409
Foreign currency related transactions	(218,544)	(57,187)	—
Futures, swaps, and written options	2,297,732	3,093,129	—
Net realized gain on investments, foreign currency related transactions, futures, swaps, and written options	87,413,218	312,390,947	44,248,409
Net change in unrealized appreciation or depreciation on:
Investments	(56,499,937)	(132,191,243)	(12,856,157)
Foreign currency related transactions	212,773	8,729	—
Futures and swaps	1,373,433	(593,144)	—
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, and swaps	(54,913,731)	(132,775,658)	(12,856,157)
Net realized and unrealized gain on investments, foreign currency related transactions, futures, swaps, and written options	32,499,487	179,615,289	31,392,252
Increase in net assets resulting from operations	$62,775,084	$219,165,247	$32,183,882
* Foreign taxes withheld	$3,555	$266,542	$36,052
(1) Affiliated income	$2,437,808	$3,794,834	$85,291

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2007

	ING VP Small Company Portfolio	ING VP Value Opportunity Portfolio	ING VP Intermediate Bond Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$9,910,724	$3,834,991	$2,146,183
Interest(1)	1,144,094	165,931	162,149,884
Securities lending income	453,722	30,187	2,508,460
Total investment income	11,508,540	4,031,109	166,804,527
EXPENSES:
Investment management fees	4,305,767	1,135,795	11,762,996
Distribution and service fees:
Class ADV	—	8	4
Class S	6,209	67,360	2,163,586
Transfer agent fees	365	531	9,412
Administrative service fees	315,747	104,111	1,617,360
Shareholder reporting expense	29,592	7,768	189,584
Registration fees	415	—	11,325
Professional fees	46,265	18,143	236,615
Custody and accounting expense	63,875	23,047	309,360
Directors fees	33,692	12,222	141,020
Miscellaneous expense	40,519	13,855	127,604
Interest expense	597	—	6,222
Total expenses	4,843,043	1,382,840	16,575,088
Net waived and reimbursed fees	(15,361)	(1,756)	(92,157)
Net expenses	4,827,682	1,381,084	16,482,931
Net investment income	6,680,858	2,650,025	150,321,596
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, FUTURES, SWAPS, AND WRITTEN OPTIONS:
Net realized gain (loss) on:
Investments	72,668,573	25,779,697	49,687,632
Foreign currency related transactions	10,983	(29,673)	(1,445,936)
Futures, swaps, and written options	—	—	11,585,613
Net realized gain on investments, foreign currency related transactions, futures, swaps, and written options	72,679,556	25,750,024	59,827,309
Net change in unrealized appreciation or depreciation on:
Investments	(50,313,212)	(22,057,799)	(50,388,290)
Foreign currency related transactions	—	—	1,696,322
Futures and swaps	—	—	9,056,386
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, and swaps	(50,313,212)	(22,057,799)	(39,635,582)
Net realized and unrealized gain on investments, foreign currency related transactions, futures, swaps, and written options	22,366,344	3,692,225	20,191,727
Increase in net assets resulting from operations	$29,047,202	$6,342,250	$170,513,323
* Foreign taxes withheld	$—	$29,156	$938
(1) Affiliated income	$1,004,059	$115,556	$6,040,550

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2007

	ING VP Money Market Portfolio	ING VP Global Science and Technology Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$—	$611,976
Interest	83,104,329	82,168
Securities lending income	1,469	36,588
Total investment income	83,105,798	730,732
EXPENSES:
Investment management fees	3,875,870	826,795
Distribution and service fees:
Class S	—	1,772
Transfer agent fees	345	291
Administrative service fees	852,665	47,866
Shareholder reporting expense	54,860	7,365
Registration fees	880	—
Professional fees	111,020	21,826
Custody and accounting expense	138,000	24,541
Directors fees	75,167	5,156
Miscellaneous expense	62,735	8,864
Interest expense	—	560
Total expenses	5,171,542	945,036
Net investment income (loss)	77,934,256	(214,304)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS:
Net realized gain (loss) on:
Investments (net of Indian capital gains tax withheld)**	43,078	10,127,289
Foreign currency related transactions	—	(311,913)
Net realized gain on investments and foreign currency related transactions	43,078	9,815,376

Net change in unrealized appreciation or depreciation on:

Investments	—	5,039,274
Foreign currency related transactions	—	(98,831)
Net change in unrealized appreciation or depreciation on investments	—	4,940,443
Net realized and unrealized gain on investments and foreign currency related transactions	43,078	14,755,819
Increase in net assets resulting from operations	$77,977,334	$14,541,515
* Foreign taxes withheld	$—	$42,841
** Foreign tax on sale of Indian investments	$—	$23,584

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING VP Balanced Portfolio		ING VP Growth and Income Portfolio
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
FROM OPERATIONS:
Net investment income	$30,275,597	$30,129,554	$39,549,958	$35,726,032
Net realized gain on investments, foreign currency related transactions, futures, and swaps	87,413,218	64,973,809	312,390,947	284,669,891
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, and swaps	(54,913,731)	20,635,045	(132,775,658)	89,779,583
Increase in net assets resulting from operations	62,775,084	115,738,408	219,165,247	410,175,506
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(27)	—	(15,923)	(12)
Class I	(30,215,749)	(28,870,646)	(39,306,243)	(35,978,959)
Class S	(258,983)	(70,509)	(348,348)	(46,207)
Net realized gains:
Class ADV	(40)	—	—	—
Class I	(44,705,487)	—	—	—
Class S	(414,002)	—	—	—
Total distributions	(75,594,288)	(28,941,155)	(39,670,514)	(36,025,178)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	10,060,036	68,843,823	8,193,101	26,744,895
Proceeds from shares issued in merger (Note 15)	—	21,745,814	74,681,070	—
Dividends reinvested	75,594,221	28,941,155	39,643,089	35,997,107
	85,654,257	119,530,792	122,517,260	62,742,002
Cost of shares redeemed	(210,666,560)	(251,212,849)	(582,395,681)	(482,469,282)
Net decrease in net assets resulting from capital share transactions	(125,012,303)	(131,682,057)	(459,878,421)	(419,727,280)
Net decrease in net assets	(137,831,507)	(44,884,804)	(280,383,688)	(45,576,952)
NET ASSETS:
Beginning of year	1,194,612,079	1,239,496,883	3,102,878,686	3,148,455,638
End of year	$1,056,780,572	$1,194,612,079	$2,822,494,998	$3,102,878,686
Undistributed net investment income at end of year	$29,652,010	$30,641,694	$—	$161,526

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING VP Growth Portfolio		ING VP Small Company Portfolio
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
FROM OPERATIONS:
Net investment income	$791,630	$365,241	$6,680,858	$1,129,645
Net realized gain on investments and foreign currency related transactions	44,248,409	13,075,352	72,679,556	76,291,234
Net change in unrealized depreciation on investments	(12,856,157)	(9,629,888)	(50,313,212)	(665,601)
Increase in net assets resulting from operations	32,183,882	3,810,705	29,047,202	76,755,278
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(5,297)	—	—	—
Class I	(317,593)	(113,349)	(935,976)	(1,544,649)
Class S	(41,178)	—	—	(154,077)
Net realized gains:
Class I	—	—	(76,399,058)	(58,647,564)
Class S	—	—	(343,384)	(12,123,157)
Total distributions	(364,068)	(113,349)	(77,678,418)	(72,469,447)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	14,782,965	51,217,584	167,605,751	161,701,457
Proceeds from shares issued in merger (Note 15)	36,851,627	—	—	—
Dividends reinvested	364,068	113,349	77,678,418	72,469,447
	51,998,660	51,330,933	245,284,169	234,170,904
Cost of shares redeemed	(110,992,399)	(43,840,954)	(104,878,944)	(186,317,390)
Net increase (decrease) in net assets resulting from capital share transactions	(58,993,739)	7,489,979	140,405,225	47,853,514
Net increase (decrease) in net assets	(27,173,925)	11,187,335	91,774,009	52,139,345
NET ASSETS:
Beginning of year	186,769,350	175,582,015	514,607,445	462,468,100
End of year	$159,595,425	$186,769,350	$606,381,454	$514,607,445
Undistributed net investment income at end of year	$790,454	$362,892	$5,914,678	$970,883

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING VP Value Opportunity Portfolio		ING VP Intermediate Bond Portfolio
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
FROM OPERATIONS:
Net investment income	$2,650,025	$3,129,904	$150,321,596	$101,202,907
Net realized gain (loss) on investments, foreign currency related transactions, futures, and swaps	25,750,024	17,917,306	59,827,309	(13,025,987)
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, and swaps	(22,057,799)	9,299,578	(39,635,582)	(973,051)
Increase in net assets resulting from operations	6,342,250	30,346,788	170,513,323	87,203,869
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(17)	—	(34)	(40)
Class I	(2,729,403)	(2,514,028)	(83,987,331)	(75,863,165)
Class S	(385,996)	(411,247)	(38,555,643)	(23,433,812)
Total distributions	(3,115,416)	(2,925,275)	(122,543,008)	(99,297,017)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	1,549,317	2,493,673	1,136,671,743	1,313,238,729
Proceeds from shares issued in merger (Note 15)	—	—	—	2,862,609
Dividends reinvested	3,115,398	2,925,275	122,517,553	99,270,730
	4,664,715	5,418,948	1,259,189,296	1,415,372,068
Cost of shares redeemed	(41,972,831)	(40,387,407)	(490,715,350)	(638,397,059)
Net increase (decrease) in net assets resulting from capital share transactions	(37,308,116)	(34,968,459)	768,473,946	776,975,009
Net increase (decrease) in net assets	(34,081,282)	(7,546,946)	816,444,261	764,881,861
NET ASSETS:
Beginning of year	201,406,053	208,952,999	2,530,225,952	1,765,344,091
End of year	$167,324,771	$201,406,053	$3,346,670,213	$2,530,225,952
Undistributed net investment income at end of year	$2,600,516	$3,112,822	$22,702,254	$914,743

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING VP Money Market Portfolio		ING VP Global Science and Technology Portfolio
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
FROM OPERATIONS:
Net investment income (loss)	$77,934,256	$57,136,163	$(214,304)	$(248,859)
Net realized gain on investments and foreign currency related transactions	43,078	75,645	9,815,376	11,202,478
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	—	—	4,940,443	(5,191,876)
Increase in net assets resulting from operations	77,977,334	57,211,808	14,541,515	5,761,743
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:	(57,130,928)	(31,895,864)	—	—
Total distributions	(57,130,928)	(31,895,864)	—	—
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	503,402,892	428,969,203	17,784,780	13,780,858
Dividends reinvested	57,130,928	31,895,864	—	—
	560,533,820	460,865,067	17,784,780	13,780,858
Cost of shares redeemed	(226,091,022)	(203,348,846)	(15,393,467)	(21,993,235)
Net increase (decrease) in net assets resulting from capital share transactions	334,442,798	257,516,221	2,391,313	(8,212,377)
Net increase (decrease) in net assets	355,289,204	282,832,165	16,932,828	(2,450,634)
NET ASSETS:
Beginning of year	1,355,850,083	1,073,017,918	82,150,223	84,600,857
End of year	$1,711,139,287	$1,355,850,083	$99,083,051	$82,150,223
Undistributed net investment income at end of year	$77,924,640	$57,121,312	$131,809	$21,353

See Accompanying Notes to Financial Statements

ING VP BALANCED PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class ADV
	Year Ended December 31, 2007		December 29, 2006(1) to December 31, 2006
Per Share Operating Performance:
Net asset value, beginning of period	$14.65		14.65
Income (loss) from investment operations:
Net investment income (loss)	$0.29		(0.00	)**
Net realized and unrealized gain on investments	$0.37		—
Total from investment operations	$0.66		(0.00	)**
Less distributions from:
Net investment income	$0.39		—
Net realized gains on investments	$0.58		—
Total distributions	$0.97		—
Net asset value, end of period	$14.34		14.65
Total Return(2)%	4.78		—
Ratios and Supplemental Data:
Net assets, end of period (millions)	$0	***	0	***
Ratios to average net assets:
Expenses(3)%	1.10	†	1.10	†
Net investment income (loss)(3)%	2.05	†	(1.10	)†
Portfolio turnover rate %	257		236

		Class I
		Year Ended December 31,
		2007		2006		2005		2004	2003
Per Share Operating Performance:
Net asset value, beginning of year		$14.65		13.64		13.40		12.50	10.73
Income from investment operations:
Net investment income		$0.39	*	0.34	*	0.29	*	0.29	0.25
Net realized and unrealized gain on investments		$0.38		1.00		0.27		0.87	1.76
Total from investment operations		$0.77		1.34		0.56		1.16	2.01
Less distributions from:
Net investment income		$0.39		0.33		0.32		0.26	0.24
Net realized gains on investments		$0.58		—		—		—	—
Total distributions		$0.97		0.33		0.32		0.26	0.24
Net asset value, end of year		$14.45		14.65		13.64		13.40	12.50
Total Return(2)%		5.57		9.99		4.24		9.42	18.87
Ratios and Supplemental Data:
Net assets, end of year (millions)		$1,046		1,184		1,236		1,358	1,375
Ratios to average net assets:
Expenses	%	0.60	†	0.60	†	0.60		0.59	0.60
Net investment income	%	2.68	†	2.44	†	2.30		2.15	2.04
Portfolio turnover rate	%	257		236		308		272	333

(1)  Commencement of operations.
(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(3)  Annualized for periods less than one year.
*  Calculated using average number of shares outstanding throughout the period.
**  Amount is more than $(0.005).
***  Amount is less than $500,000.
†  Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio.

See Accompanying Notes to Financial Statements

ING VP BALANCED PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

	Class S
	Year Ended December 31,						May 29, 2003(1) to December 31,
	2007		2006		2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of year	$14.57		13.58		13.35	12.49	11.53
Income from investment operations:
Net investment income	$0.35	*	0.32	*	0.27	0.22	0.34
Net realized and unrealized gain on investments	$0.38		0.97		0.25	0.89	0.85
Total from investment operations	$0.73		1.29		0.52	1.11	1.19
Less distributions from:
Net investment income	$0.36		0.30		0.29	0.25	0.23
Net realized gains on investments	$0.58		—		—	—	—
Total distributions	$0.94		0.30		0.29	0.25	0.23
Net asset value, end of year	$14.36		14.57		13.58	13.35	12.49
Total Return(2)%	5.31		9.62		3.99	9.06	10.51
Ratios and Supplemental Data:
Net assets, end of year (millions)	$10		11		3	3	1
Ratios to average net assets:
Expenses(3)%	0.85	†	0.85	†	0.85	0.84	0.83
Net investment income(3)%	2.43	†	2.29	†	2.06	1.98	3.06
Portfolio turnover rate %	257		236		308	272	333

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

*  Calculated using average number of shares outstanding throughout the period.

†  Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio.

See Accompanying Notes to Financial Statements

ING VP GROWTH AND INCOME PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class ADV
	Year Ended December 31, 2007		December 20, 2006(1) to December 31, 2006
Per Share Operating Performance:
Net asset value, beginning of period	$23.38		23.70
Income (loss) from investment operations:
Net investment income	$0.72	*	0.01	*
Net realized and unrealized gain (loss) on investments	$0.84		(0.06)
Total from investment operations	$1.56		(0.05)
Less distributions from:
Net investment income	$0.33		0.27
Total distributions	$0.33		0.27
Net asset value, end of period	$24.61		23.38
Total Return(2)%	6.66		(0.23)
Ratios and Supplemental Data:
Net assets, end of period (millions)	$1		0	**
Ratios to average net assets:
Expenses(3)%	1.09	†	1.09	†
Net investment income(3)%	2.95	†	1.08	†
Portfolio turnover rate %	146		103

		Class I
		Year Ended Necember 31,
		2007		2006		2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of year		$23.38		20.71		19.35	18.28	14.50
Income from investment operations:
Net investment income		$0.33	*	0.25	*	0.23	0.28	0.16
Net realized and unrealized gain on investments		$1.40		2.69		1.35	1.24	3.62
Total from investment operations		$1.73		2.94		1.58	1.52	3.78
Less distributions from:
Net investment income		$0.35		0.27		0.22	0.45	—
Total distributions		$0.35		0.27		0.22	0.45	—
Net asset value, end of year		$24.76		23.38		20.71	19.35	18.28
Total Return(2)%		7.40		14.20		8.13	8.39	26.07
Ratios and Supplemental Data:
Net assets, end of year (millions)		$2,796		3,098		3,146	3,531	3,795
Ratios to average net assets:
Expenses	%	0.59	†	0.59	†	0.59	0.58	0.60
Net investment income	%	1.32	†	1.15	†	1.03	1.41	0.95
Portfolio turnover rate	%	146		103		80	139	150

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

*  Calculated using average number of shares outstanding throughout the period.

**  Amount is less than $500,000.

†  Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio.

See Accompanying Notes to Financial Statements

ING VP GROWTH AND INCOME PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class S
	Year Ended December 31,						June 11, 2003(1) to December 31,
	2007		2006		2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of period	$23.30		20.69		19.34	18.26	16.32
Income from investment operations:
Net investment income	$0.37	*	0.20	*	0.14	0.21	0.04
Net realized and unrealized gain on investments	$1.29		2.64		1.41	1.26	1.90
Total from investment operations	$1.66		2.84		1.55	1.47	1.94
Less distributions from:
Net investment income	$0.33		0.23		0.20	0.39	—
Total distributions	$0.33		0.23		0.20	0.39	—
Net asset value, end of period	$24.63		23.30		20.69	19.34	18.26
Total Return(2)%	7.13		13.72		7.98	8.10	11.89
Ratios and Supplemental Data:
Net assets, end of period (millions)	$25		5		2	2	2
Ratios to average net assets:
Expenses(3)%	0.84	†	0.84	†	0.84	0.83	0.84
Net investment income(3)%	1.50	†	0.94	†	0.78	1.18	0.57
Portfolio turnover rate %	146		103		80	139	150

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

*  Calculated using average number of shares outstanding throughout the period.

†  Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio.

See Accompanying Notes to Financial Statements

ING VP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class ADV
	Year Ended December 31, 2007		December 29, 2006(1) to December 31, 2006
Per Share Operating Performance:
Net asset value, beginning of period	$10.65		10.65
Income (loss) from investment operations:
Net investment loss	$(0.02	)*	(0.00	)**
Net realized and unrealized gain on investments	$1.85		—
Total from investment operations	$1.83		(0.00	)**
Less distributions from:
Net investment income	$0.02		—
Total distributions	$0.02		—
Net asset value, end of period	$12.46		10.65
Total Return(2)%	17.21		—
Ratios and Supplemental Data:
Net assets, end of period (000's)	$1,386		1
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture(3)%	1.20		1.19
Net expenses after expense waiver and prior to brokerage commission recapture(3)%	1.20	†	1.19
Net expenses after expense waiver and brokerage commission recapture(3)%	1.20	†	1.19
Net investment loss after expense waiver and brokerage commission recapture(3)%	(0.18	)†	(1.19)
Portfolio turnover rate %	279		188

		Class I
		Year Ended December 31,
		2007		2006	2005		2004	2003
Per Share Operating Performance:
Net asset value, beginning of year		$10.65		10.38	9.56		8.93	6.85
Income from investment operations:
Net investment income		$0.05	*	0.02	0.02		0.06	0.01
Net realized and unrealized gain on investments		$1.85		0.26	0.87		0.58	2.07
Total from investment operations		$1.90		0.28	0.89		0.64	2.08
Less distributions from:
Net investment income		$0.02		0.01	0.07		0.01	—
Total distributions		$0.02		0.01	0.07		0.01	—
Net asset value, end of year		$12.53		10.65	10.38		9.56	8.93
Total Return(2)%		17.86		2.65	9.38	††	7.19	30.36
Ratios and Supplemental Data:
Net assets, end of year (000's)		$137,104		186,495	175,297		193,280	224,330
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture	%	0.70		0.69	0.69		0.69	0.71
Net expenses after expense waiver and prior to brokerage commission recapture	%	0.70	†	0.69	0.69		0.69	0.71
Net expenses after expense waiver and brokerage commission recapture	%	0.70	†	0.69	0.69		0.69	0.71
Net investment income after expense waiver and brokerage commission recapture	%	0.42	†	0.19	0.08		0.61	0.13
Portfolio turnover rate	%	279		188	119		123	162

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

*  Calculated using average number of shares outstanding throughout the period.

**  Amount is less than $0.005 or more than $(0.005).

†  Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has more than 0.005% impact on the expense ratio.

††  In 2005, the Investment Adviser fully reimbursed the Portfolio for a loss incurred from a transaction not meeting the Portfolio's investment's guidelines. There was no impact on total return.

See Accompanying Notes to Financial Statements

ING VP GROWTH PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

		Class S
		Year Ended December 31,
		2007		2006	2005		2004	2003
Per Share Operating Performance:
Net asset value, beginning of year		$10.56		10.31	9.50		8.88	6.83
Income (loss) from investment operations:
Net investment income (loss)		$0.00	*	(0.01)	(0.00	)*	0.04	0.00	*
Net realized and unrealized gain on investments		$1.85		0.26	0.85		0.58	2.05
Total from investment operations		$1.85		0.25	0.85		0.62	2.05
Less distributions from:
Net investment income		$0.02		—	0.04		—	—
Total distributions		$0.02		—	0.04		—	—
Net asset value, end of year		$12.39		10.56	10.31		9.50	8.88
Total Return(1)%		17.54		2.42	9.05	††	6.98	30.01
Ratios and Supplemental Data:
Net assets, end of year (000's)		$21,105		273	285		356	292
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture	%	0.95		0.94	0.94		0.94	0.96
Net expenses after expense waiver and prior to brokerage commission recapture	%	0.95	†	0.94	0.94		0.94	0.96
Net expenses after expense waiver and brokerage commission recapture	%	0.95	†	0.94	0.94		0.94	0.96
Net investment income (loss) after expense waiver and brokerage commission recapture	%	0.23	†	(0.06)	(0.17)		0.44	(0.10)
Portfolio turnover rate	%	279		188	119		123	162

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

*  Amount is less than $0.005 or more than $(0.005).

†  Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has more than 0.005% impact on the expense ratio.

††  In 2005, the Investment Adviser fully reimbursed the Portfolio for a loss incurred from a transaction not meeting the Portfolio's investment's guidelines. There was no impact on total return.

See Accompanying Notes to Financial Statements

ING VP SMALL COMPANY PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

		Class I
		Year Ended December 31,
		2007		2006		2005		2004	2003
Per Share Operating Performance:
Net asset value, beginning of year		$21.70		21.65		19.94		17.48	12.75
Income from investment operations:
Net investment income		$0.24	*	0.05		0.10		0.04	0.06
Net realized and unrealized gain on investments		$0.99		3.46		1.92		2.47	4.71
Total from investment operations		$1.23		3.51		2.02		2.51	4.77
Less distributions from:
Net investment income		$0.04		0.09		0.03		0.05	0.04
Net realized gains on investments		$3.33		3.37		0.28		—	—
Total distributions		$3.37		3.46		0.31		0.05	0.04
Net asset value, end of year		$19.56		21.70		21.65		19.94	17.48
Total Return(1)%		5.90		16.79		10.27	††	14.39	37.47
Ratios and Supplemental Data:
Net assets, end of year (000's)		$603,492		512,446		393,700		461,014	464,228
Ratios to average net assets:
Expenses	%	0.84	†	0.85	†	0.85		0.84	0.85
Net investment income	%	1.16	†	0.26	†	0.43		0.21	0.47
Portfolio turnover rate	%	106		83		72		93	178
		Class S
		Year Ended December 31,
		2007		2006		2005		2004	2003
Per Share Operating Performance:
Net asset value, beginning of year		$21.54		21.59		19.90		17.49	12.72
Income (loss) from investment operations:
Net investment income (loss)		$0.18	*	(0.05	)*	0.06		0.03 *	0.01
Net realized and unrealized gain on investments		$1.00		3.41		1.92		2.43	4.79
Total from investment operations		$1.18		3.36		1.98		2.46	4.80
Less distribution from:
Net investment income		$—		0.04		0.01		0.05	0.03
Net realized gains on investments		$3.33		3.37		0.28		—	—
Total distribution		$3.33		3.41		0.29		0.05	0.03
Net asset value, end of year		$19.39		21.54		21.59		19.90	17.49
Total Return(1)%		5.68		16.07		10.05	††	14.09	37.76
Ratios and Supplemental Data:
Net assets, end of year (000's)		$2,890		2,162		68,768		72,225	840
Ratios to average net assets:
Expenses	%	1.09	†	1.10	†	1.10		1.09	1.10
Net investment income (loss)%		0.90	†	(0.24	)†	0.26		0.19	0.22
Portfolio turnover rate	%	106		83		72		93	178

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

*  Calculated using average number of shares outstanding throughout the period.

†  Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio.

††  In 2005, the Investment Adviser fully reimbursed the Portfolio for a loss incurred from a transaction not meeting the Portfolio's investment guidelines. There was no impact on total return.

See Accompanying Notes to Financial Statements

ING VP VALUE OPPORTUNITY PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class ADV
	Year Ended December 31, 2007		December 29, 2006(1) to December 31, 2006
Per Share Operating Performance:
Net asset value, beginning of period	$15.72		15.72
Income (loss) from investment operations:
Net investment income (loss)	$0.16		(0.00	)**
Net realized and unrealized gain on investments	$0.20		—
Total from investment operations	$0.36		(0.00	)**
Less distributions from:
Net investment income	$0.26		—
Total distributions	$0.26		—
Net asset value, end of period	$15.82		15.72
Total Return(2)%	2.33		—
Ratios and Supplemental Data:
Net assets, end of period (000's)	$1		1
Ratios to average net assets:
Expenses(3)%	1.19	†	1.19
Net investment income (loss)(3)%	0.99	†	(1.19)
Portfolio turnover rate %	197		83

		Class I
		Year Ended December 31,
		2007		2006		2005		2004	2003
Per Share Operating Performance:
Net asset value, beginning of year		$15.84		13.84		13.19		12.08	9.77
Income from investment operations:
Net investment income		$0.23	*	0.23	*	0.19	*	0.24	0.10
Net realized and unrealized gain on investments		$0.24		1.98		0.71		0.98	2.29
Total from investment operations		$0.47		2.21		0.90		1.22	2.39
Less distributions from:
Net investment income		$0.26		0.21		0.25		0.11	0.08
Total distributions		$0.26		0.21		0.25		0.11	0.08
Net asset value, end of year		$16.05		15.84		13.84		13.19	12.08
Total Return(2)%		3.01		16.10		6.95		10.15	24.59
Ratios and Supplemental Data:
Net assets, end of year (000's)		$143,438		173,014		178,828		219,889	257,448
Ratios to average net assets:
Expenses	%	0.69	†	0.69		0.70		0.69	0.70
Net investment income	%	1.44	†	1.58		1.47		1.61	0.91
Portfolio turnover rate	%	197		83		94		16	251

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

*  Calculated using average number of shares outstanding throughout the period.

**  Amount is more than $(0.005).

†  Impact of waiving advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio.

See Accompanying Notes to Financial Statements

ING VP VALUE OPPORTUNITY PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

		Class S
		Year Ended December 31,
		2007		2006		2005		2004	2003
Per Share Operating Performance:
Net asset value, beginning of year		$15.72		13.77		13.12		12.03	9.75
Income from investment operations:
Net investment income		$0.19	*	0.19	*	0.16	*	0.13	0.04
Net realized and unrealized gain on investments		$0.24		1.96		0.71		1.05	2.31
Total from investment operations		$0.43		2.15		0.87		1.18	2.35
Less distributions from:
Net investment income		$0.22		0.20		0.22		0.09	0.07
Total distributions		$0.22		0.20		0.22		0.09	0.07
Net asset value, end of year		$15.93		15.72		13.77		13.12	12.03
Total Return(1)%		2.77		15.77		6.76		9.88	24.21
Ratios and Supplemental Data:
Net assets, end of year (000's)		$23,886		28,391		30,125		3,505	2,277
Ratios to average net assets:
Expenses	%	0.94	†	0.94		0.95		0.94	0.95
Net investment income	%	1.19	†	1.32		1.18		1.36	0.64
Portfolio turnover rate	%	197		83		94		16	251

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

*  Calculated using average number of shares outstanding throughout the period.

†  Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio.

See Accompanying Notes to Financial Statements

ING VP INTERMEDIATE BOND PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class ADV
	Year Ended December 31, 2007		December 20, 2006(1) to December 31, 2006
Per Share Operating Performance:
Net asset value, beginning of period	$12.96		13.53
Income (loss) from investment operations:
Net investment income	$0.63	*	0.02
Net realized and unrealized gain (loss) on investments	$0.09		(0.06)
Total from investment operations	$0.72		(0.04)
Less distributions from:
Net investment income	$0.45		0.53
Total distributions	$0.45		0.53
Net asset value, end of period	$13.23		12.96
Total Return(2)%	5.60	††	(0.30)
Ratios and Supplemental Data:
Net assets, end of period (millions)	$0	**	0	**
Ratios to average net assets:
Expenses(3)%	0.99	†	0.99	†
Net investment income(3)%	4.77	†	6.82	†
Portfolio turnover rate %	438		390

		Class I
		Year Ended December 31,
		2007		2006		2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of year		$12.96		12.97		13.14	14.15	13.53
Income (loss) from investment operations:
Net investment income		$0.69	*	0.65	*	0.54	0.53	0.56
Net realized and unrealized gain (loss) on investments		$0.08		(0.12)		(0.13)	0.13	0.29
Total from investment operations		$0.77		0.53		0.41	0.66	0.85
Less distributions from:
Net investment income		$0.51		0.54		0.51	1.11	0.11
Net realized gains on investments		$—		—		0.07	0.56	0.12
Total distributions		$0.51		0.54		0.58	1.67	0.23
Net asset value, end of year		$13.22		12.96		12.97	13.14	14.15
Total Return(2)%		5.95	††	4.06		3.14	4.88	6.30
Ratios and Supplemental Data:
Net assets, end of year (millions)		$2,267		1,909		1,148	1,093	1,126
Ratios to average net assets:
Expenses	%	0.49	†	0.49	†	0.49	0.48	0.50
Net investment income	%	5.19	†	4.97	†	4.14	3.79	3.77
Portfolio turnover rate	%	438		390		589	407	521

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

*  Calculated using average number of shares outstanding throughout the period.

**  Amount is less than $500,000.

†  Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio.

††  There was no impact on total return by the affiliate payment in Note 18.

See Accompanying Notes to Financial Statements

ING VP INTERMEDIATE BOND PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

		Class S
		Year Ended December 31,
		2007		2006		2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of year		$12.89		12.91		13.09	14.13	13.53
Income (loss) from investment operations:
Net investment income		$0.65	*	0.61	*	0.41	0.40	0.49
Net realized and unrealized gain (loss) on investments		$0.08		(0.12)		(0.03)	0.22	0.32
Total from investment operations		$0.73		0.49		0.38	0.62	0.81
Less distributions from:
Net investment income		$0.48		0.51		0.49	1.10	0.09
Net realized gains on investments		$—		—		0.07	0.56	0.12
Total distributions		$0.48		0.51		0.56	1.66	0.21
Net asset value, end of year		$13.14		12.89		12.91	13.09	14.13
Total Return(1)%		5.70	††	3.77		2.94	4.58	6.04
Ratios and Supplemental Data:
Net assets, end of year (millions)		$1,080		621		617	301	71
Ratios to average net assets:
Expenses	%	0.74	†	0.74	†	0.74	0.73	0.75
Net investment income	%	4.92	†	4.69	†	3.94	3.52	3.52
Portfolio turnover rate	%	438		390		589	407	521

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

*  Calculated using average number of shares outstanding throughout the period.

†  Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio.

††  There was no impact on total return by the affiliate payment in Note 18.

See Accompanying Notes to Financial Statements

ING VP MONEY MARKET PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

		Class I
		Year Ended December 31,
		2007		2006		2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of year		$13.40		13.17		12.94	12.94	13.03
Income (loss) from investment operations:
Net investment income		$0.66	*	0.63	*	0.39	0.15	0.08
Net realized and unrealized gain (loss) on investments		$(0.00	)**	0.00	**	(0.01)	(0.01)	0.03
Total from investment operations		$0.66		0.63		0.38	0.14	0.11
Less distributions from:
Net investment income		$0.55		0.40		0.15	0.14	0.20
Total distributions		$0.55		0.40		0.15	0.14	0.20
Net asset value, end of year		$13.51		13.40		13.17	12.94	12.94
Total Return(1)%		5.13		4.88		2.98	1.06	0.92
Ratios and Supplemental Data:
Net assets, end of year (millions)		$1,711		1,356		1,073	1,101	1,238
Ratios to average net assets:
Expenses	%	0.33		0.34		0.35	0.34	0.35
Net investment income	%	5.03		4.79		2.93	1.11	0.91

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

*  Calculated using average number of shares outstanding throughout the period.

**  Amount is less than $0.005 or more than $(0.005).

See Accompanying Notes to Financial Statements

ING VP GLOBAL SCIENCE AND TECHNOLOGY PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class I
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of year	$4.58	4.27	3.82	3.87	2.66
Income (loss) from investment operations:
Net investment loss	$(0.01)	(0.01)	(0.02)	(0.03)	(0.02)
Net realized and unrealized gain (loss) on investments (net of Indian tax)	$0.88	0.32	0.47	(0.02)	1.23
Total from investment operations	$0.87	0.31	0.45	(0.05)	1.21
Net asset value, end of year	$5.45	4.58	4.27	3.82	3.87
Total Return(1)%	19.00	7.26	11.78	(1.29)	45.49
Ratios and Supplemental Data:
Net assets, end of year (000's)	$97,943	81,599	84,523	86,291	97,742
Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment %	1.08	1.08	1.06	1.05	1.10
Net expenses after expense reimbursement/recoupment(2)%	1.08	1.08	1.06	1.05	1.11
Net investment loss after expense reimbursement/recoupment(2)%	(0.24)	(0.29)	(0.48)	(0.67)	(0.88)
Portfolio turnover rate %	84	129	118	163	15

	Class S
	Year Ended December 31,		July 20, 2005(4) to December 31,	January 1, 2003 to December 16,	Year Ended December 31,	November 1, 2001(5) to December 31,
	2007	2006	2005	2003(4)	2002	2001
Per Share Operating Performance:
Net asset value, beginning of period	$4.56	4.27	3.90	2.65	4.53	3.92
Income (loss) from investment operations:
Net investment loss	$(0.02)	(0.02)	(0.01)	(0.07)	(0.04)	—
Net realized and unrealized gain on investments (net of Indian tax)	$0.88	0.31	0.38	1.09	(1.84)	0.61
Total from investment operations	$0.86	0.29	0.37	1.02	(1.88)	0.61
Net asset value, end of period	$5.42	4.56	4.27	3.67	2.65	4.53
Total Return(1)%	18.86	6.79	9.49	38.49	(41.50)	15.56
Ratios and Supplemental Data:
Net assets, end of period (000's)	$1,140	551	78	—	7	12
Ratios to average net assets:
Gross expenses prior to expense reimbursement(3)%	1.33	1.33	1.31	1.35	1.36	1.36
Net expenses after expense reimbursement(2)(3)%	1.33	1.33	1.31	1.36	1.37	1.36
Net investment loss after expense reimbursement(2)(3)%	(0.50)	(0.51)	(0.73)	(1.13)	(1.14)	(0.74)
Portfolio turnover rate %	84	129	118	15	61	129

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)  The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

(3)  Annualized for periods less than one year.

(4)  Class S was fully redeemed on December 16, 2003 and recommenced operations on July 20, 2005.

(5)  Commencement of operations.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007

NOTE 1 — ORGANIZATION

Organization. The ING Variable Product Funds are comprised of ING VP Balanced Portfolio, Inc., ING Variable Funds, ING Variable Portfolios, Inc., ING VP Intermediate Bond Portfolio, ING Strategic Allocation Portfolios, Inc. and ING VP Money Market Portfolio (collectively, "Registrants"), all of which are open-end investment management companies registered under the Investment Company Act of 1940, as amended ("1940 Act").

ING VP Balanced Portfolio, Inc. is a company incorporated under the laws of Maryland on December 14, 1988 with one portfolio, ING VP Balanced Portfolio ("Balanced"). ING Variable Funds is a business trust formed under the laws of Massachusetts on January 25, 1984 with one portfolio, ING VP Growth and Income Portfolio ("Growth and Income"). ING Variable Portfolios, Inc. is a company incorporated under the laws of Maryland on June 4, 1996 and has eight separate portfolios. The four portfolios that are in this report are: ING VP Growth Portfolio ("Growth"), ING VP Small Company Portfolio ("Small Company"), ING VP Value Opportunity Portfolio ("Value Opportunity"), and ING VP Global Science and Technology Portfolio ("Global Science and Technology"). ING VP Intermediate Bond Portfolio is a business trust formed under the laws of Massachusetts on January 25, 1984 with one portfolio, ING VP Intermediate Bond Portfolio ("Intermediate Bond"). ING VP Money Market Portfolio is a business trust under the laws of Massachusetts on January 25, 1984 with one portfolio, ING VP Money Market Portfolio ("Money Market"). Each of the portfolios is a "Portfolio" and collectively, they are the "Portfolios".

The following is a brief description of each Portfolio's investment objective:

•  Balanced seeks to maximize investment return consistent with reasonable safety of principal, by investing in a diversified portfolio of one or more of the following asset classes: stocks, bonds, and cash equivalents based on the judgment of the Portfolio's management, of which of those sectors or mix thereof offers the best investment prospects;

•  Growth and Income seeks to maximize total return through investments in a diversified portfolio of common stocks and securities convertible into common stock;

•  Growth seeks growth of capital through investment in a diversified portfolio consisting primarily of common stocks and securities convertible into common stock believed to offer growth potential;

•  Small Company seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities of companies with smaller market capitalizations;

•  Value Opportunity seeks growth of capital primarily through investment in a diversified portfolio of common stocks;

•  Intermediate Bond seeks to maximize total return consistent with reasonable risk;

•  Money Market seeks to provide high current return, consistent with preservation of capital and liquidity, through investment in high-quality money market instruments; and

•  Global Science and Technology seeks long-term capital appreciation.

Each Portfolio offers Class I and Class S shares. Each Portfolio except, Small Company, Money Market and Global Science and Technology offers Adviser ("ADV") Class shares. The three classes differ principally in applicable distribution and service fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Portfolios and earn income and realized gains/losses from the Portfolio pro rata based on the average daily net assets of each class, without discrimination between share classes. Common expenses of the Portfolios (including custodial asset-based fees, legal and audit fees, printing and mailing expenses, transfer agency out-of-pocket expenses, and fees and expenses of the independent trustees) are allocated to each Portfolio in proportion to its relative daily net assets. Expenses directly attributable to a particular portfolio (including advisory, administration, custodial transaction-based, registration, other professional, distribution and/or service fees, certain taxes, and offering costs) are charged directly to that Portfolio. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution, and shareholder servicing fees.

Shares of the Portfolios may be offered to segregated asset accounts of insurance companies as investment options under variable annuity contracts and variable life insurance policies. Shares may also be offered to qualified pension and retirement plans outside the variable contract and to certain investment advisers and their affiliates. Class I shares may be made available to other investment companies, including series of the companies under fund-of-funds arrangements.

Participating insurance companies and other designated organizations are authorized to receive purchase orders on the Portfolio's behalf.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

NOTE 1 — ORGANIZATION (continued)

ING Investments, LLC ("ING Investments'' or the "Investment Adviser"), an Arizona limited liability company, serves as the investment adviser to the Portfolios. ING Investments has engaged ING Investment Management Co. ("ING IM''), a Connecticut corporation, to serve as the Sub-Adviser to each Portfolio, with the exception of Global Science and Technology. ING Funds Distributor, LLC ("IFD" or the "Distributor") is the principal underwriter of the Portfolios. ING Investments, ING IM and the Distributor are indirect, wholly-owned subsidiaries of ING Groep N.V. ("ING Groep"). ING Groep is one of the largest financial services organizations in the world, and offers an array of banking, insurance and asset management services to both individuals and institutional investors.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES`

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.  Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Portfolios' valuation procedures. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities, which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Portfolios' Board of Directors/Trustees ("Board"), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Portfolio calculates its net asset value ("NAV") may also be valued at their fair values as determined in good faith by or under the supervision of a Portfolio's Board, in accordance with methods that are specifically authorized by the Board. The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time a Portfolio determines its NAV or if the foreign exchange closes prior to the time the Portfolio determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange ("NYSE") is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Portfolio's NAV may not take place contemporaneously with the determination of the prices of securities held by a Portfolio in foreign securities markets. Further, the value of a Portfolio's assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Portfolio. In calculating a Portfolio's NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents. If an event occurs after the time at which the market for foreign securities held by a Portfolio closes but before the time that a Portfolio's NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Portfolio determines its NAV. In such a case, a Portfolio will use the fair value of such securities as determined under a Portfolio's valuation procedures. Events after the close of trading on a foreign market that could require a Portfolio to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security's fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

as of the time a Portfolio calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Portfolio could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Portfolio is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Portfolio to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Portfolio determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Portfolio's NAV. Investments in securities maturing in 60 days or less from date of acquisition are valued at amortized cost which approximates market value.

B.  Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.

C.  Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)  Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)  Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities' current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments, which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D.  Foreign Currency Transactions and Futures Contracts. Certain Portfolios may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. When entering into a currency forward contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. A Portfolio either enters into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or uses forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Each Portfolio, with the exception of Money Market, may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Portfolio is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Portfolio agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Portfolio. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E.  Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Balanced, Growth, Small Company, Value Opportunity, Money Market and Global Science and Technology declare and pay dividends annually. Growth and Income and Intermediate Bond declare and pay dividends semi-annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

F.  Federal Income Taxes. It is the policy of the Portfolios to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expire.

G.  Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

H.  Repurchase Agreements. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Portfolio. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

I.  Securities Lending. Each Portfolio has the option to temporarily loan up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, a Portfolio has the right to use collateral to offset losses incurred. There would be potential loss to a Portfolio in the event a Portfolio is delayed or prevented from exercising its right to dispose of the collateral. A Portfolio bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

J.  Illiquid and Restricted Securities. The Portfolios may not invest more than 15% (10% for Money Market) of their net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Portfolios to sell them promptly at an acceptable price. The Portfolios may also invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 ("1933 Act") or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to guidelines approved by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board.

K.  When-Issued and Delayed-Delivery Transactions. Each Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in the Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios are required to hold liquid assets as collateral with the Portfolios' custodian sufficient to cover the purchase price.

L.  Mortgage Dollar Roll Transactions. Balanced, Growth and Income, Value Opportunity, Global Science and Technology, and Money Market Portfolios may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Portfolio sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Portfolios account for dollar roll transactions as purchases and sales.

M.  Options Contracts. Certain Portfolios may purchase put and call options and may write (sell) put options and covered call options. The Portfolios may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. An amount equal to the premium received by the Portfolios upon the writing of a put or call option is included in the Statements of Assets and Liabilities as a liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a covered call option is that the Portfolios give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolios may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolios pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

N.  Credit Default Swaps. Certain Portfolios may enter into credit default swap contracts for investment purposes. Certain Portfolios may also purchase credit default swap contracts in order to hedge against risk of default of debt securities held in their portfolio.

As the seller in a credit default swap contract, a Portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, a Portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a Portfolio would keep the stream of payments and would have no payment obligations. As the seller, a Portfolio would be subject to investment exposure on the notional amount of the swap.

When a Portfolio purchases a credit default swap, the Portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk — that the seller may fail to satisfy its payment obligations to the Portfolios in the event of a default.

O.  Swap Contracts. Each Portfolio, with the exception of Money Market, may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. During the term of the swap, changes in the value of the swap are recognized as unrealized appreciation or depreciation. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument.

P.  Reverse Repurchase Agreements. A reverse repurchase agreement involves the sale of a security, with an agreement to repurchase the same or a substantially similar security at an agreed upon price and date. Reverse repurchase agreements are considered borrowings and the difference between the sale and repurchase prices represents interest expense at an agreed upon rate. Whether such a transaction produces a gain for a Portfolio depends upon whether the income and gains on the securities purchased with the proceeds received from the sale of the security exceeds the interest expense incurred by the Portfolio. Reverse repurchase agreements, as a leveraging technique, may increase a Portfolio's yield; however, such transactions also increase a Portfolio's risk to capital and may result in a shareholder's loss of principal.

Q.  Indemnifications. In the normal course of business, the Registrants may enter into contracts that provide certain indemnifications. The Registrants' maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2007, the cost of purchases and the proceeds from the sales of securities, excluding short-term securities and U.S. government securities, were as follows:

	Purchases	Sales
Balanced	$1,222,746,003	$1,429,182,511
Growth and Income	4,249,822,095	4,714,348,629
Growth	545,719,331	637,774,383
Small Company	648,983,675	585,484,476
Value Opportunity	367,115,028	402,811,725
Intermediate Bond	1,489,908,026	1,291,646,728
Global Science and Technology	70,735,784	72,671,539

U.S. government securities not included above were as follows:

	Purchases	Sales
Balanced	$1,605,154,207	$1,526,490,009
Intermediate Bond	12,637,034,101	12,097,926,605

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Portfolios entered into investment management agreements ("Investment Management Agreements") with the Investment Adviser. The Investment Management Agreements compensate the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:

Balanced	0.500%
Growth and Income	0.500% on first $10 billion; 0.450% on next $5 billion; and 0.425% over $15 billion
Growth	0.600%
Small Company	0.750%
Value Opportunity	0.600%
Intermediate Bond	0.400%
Money Market	0.250%
Global Science and Technology	0.950%

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

The Investment Adviser entered into sub-advisory agreements with ING IM. ING IM acts as sub-adviser to all Portfolios except for Global Science and Technology. Subject to such policies as the Board or the Investment Adviser may determine, ING IM manages the Portfolios' assets in accordance with the Portfolios' investment objectives, policies, and limitations.

BlackRock Advisors, LLC ("BlackRock"), serves as Sub-Adviser to Global Science and Technology pursuant to a Sub-Advisory Agreement effective April 1, 2004 between the Investment Adviser and BlackRock.

Certain ING Portfolios sub-advised by ING IM are permitted to invest end-of-day cash balances into ING Institutional Prime Money Market Fund. Investment management fees paid by the Portfolios will be reduced by an amount equal to management fees paid indirectly to the ING Institutional Prime Money Market Fund with respect to assets invested by the Portfolios. For the year ended December 31, 2007, the Investment Adviser for Balanced, Growth and Income, Growth, Small Company, Value Opportunity and Intermediate Bond waived $37,365, $58,290, $1,291, $15,361, $1,756 and $92,157, respectively. These fees are not subject to recoupment.

Pursuant to administration agreements, ING Funds Services, LLC ("IFS"), an indirect, wholly-owned subsidiary of ING Groep, acts as administrator and provides certain administrative and shareholder services necessary for Portfolio operations and is responsible for the supervision of other service providers.

IFS is entitled to receive from each Portfolio a fee at an annual rate of 0.055% on the first $5 billion of daily net assets and 0.03% thereafter.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

ADV Class shares of the respective Portfolios are subject to a Shareholder Service and Distribution Plan (the "Plan"). Under the Plan, the Distributor is paid an annual shareholder service fee at the rate of 0.25% and an annual distribution fee at the rate of 0.25% of the average daily net assets attributable to its ADV Class shares.

Class S shares of the Portfolios have adopted Distribution Plans pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), whereby the Distributor is compensated by the Portfolios for expenses incurred in the distribution of each Portfolio's shares ("Distribution Fees"). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of each Portfolio's shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees ("Service Fees") paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, Class S shares of the Portfolios pay the Distributor a fee calculated at an annual rate of 0.25% of average daily net assets.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At December 31, 2007, the Portfolios had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Total
Balanced	$450,278	$49,832	$2,190	$502,300
Growth and Income	1,219,640	134,290	6,050	1,359,980
Growth	82,172	7,536	5,302	95,010
Small Company	388,328	28,568	608	417,504
Value Opportunity	86,471	7,930	5,130	99,531
Intermediate Bond	1,121,977	155,070	228,186	1,505,233
Money Market	362,555	79,760	—	442,315
Global Science and Technology	79,397	4,597	239	84,233

The Registrants have adopted a Deferred Compensation Plan (the "Policy"), which allows eligible non-affiliated directors as described in the Policy to defer the receipt of all or a portion of the directors' fees payable. Deferred fees are invested in various funds advised by ING Investments until distribution in accordance with the Policy.

At December 31, 2007, the following ING Portfolios or indirect, wholly owned subsidiaries of ING Groep owned more than 5% of the following Portfolios:

ING Life Insurance and Annuity Company — Balanced (91.95%); Growth and Income (93.28%); Growth (86.57%); Small Company (55.12%); Value Opportunity (82.71%); Intermediate Bond (33.93%); Money Market (98.44%); and Global Science and Technology (96.58%)

ING LifeStyle Aggressive Growth Portfolio — Small Company (8.95%)

ING LifeStyle Growth Portfolio — Small Company (19.91%)

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES (continued)

ING LifeSyle Moderate Growth Portfolio — Intermediate Bond (9.20%)

ING USA Annuity and Life Insurance Company — Value Opportunity (13.77%) and Intermediate Bond (32.17%)

Reliastar Life Insurance Company — Growth (12.16%)

For the year ended December 31, 2007, Global Science and Technology placed a portion of its portfolio transactions with a brokerage firm which is an affiliate of the Investment Adviser. The commissions paid to the affiliated firm, ING Baring LLC, was $230.

NOTE 7 — EXPENSE LIMITATIONS

ING Investments entered into written expense limitation agreements ("Expense Limitation Agreements") with each of the following Portfolios whereby the Investment Adviser has agreed to limit expenses, excluding interest expense, taxes, brokerage and extraordinary expenses (and acquired fund fees and expenses) to the levels listed below:

	Class ADV	Class I	Class S
Growth	1.30%	0.80%	1.05%
Small Company	N/A	0.95%	1.20%
Value Opportunity	1.30%	0.80%	1.05%
Global Science and Technology	N/A	1.15%	1.40%

The Investment Adviser may at a later date recoup from a Portfolio management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Portfolio's expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Manager are reflected on the accompanying Statements of Assets and Liabilities for each Portfolio.

As of December 31, 2007, the Portfolios have no reimbursed fees that are subject to possible recoupment by the Investment Adviser.

The Expense Limitation Agreements are contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of an Expense Limitation Agreement within 90 days of the end of the then current term.

NOTE 8 — BORROWINGS

The Portfolios, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the "Credit Agreement ") with a syndicate of banks led by Citibank, N.A. for an aggregate amount of $100,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Portfolios; and (3) enable the Portfolios to meet other emergency expenses as defined in the Credit Agreement. The Portfolios to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount. Each of the Portfolios will pay its pro rata share of both the agent and commitment fee. Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 30 days after the date of a revolving credit advance. The following Portfolios utilized the line of credit during the year ended December 31, 2007:

	Days Utilized	Approximate Average Daily Balance	Approximate Weighted Average Interest Rate
Growth and Income	2	$20,365,000	5.37%
Growth	9	1,867,778	5.19
Small Company	1	3,840,000	5.67
Intermediate Bond	2	19,600,000	5.79
Global Science and Technology	4	890,000	5.74

NOTE 9 — OPTIONS WRITTEN

Transactions in written options for Balanced for the year ended December 31, 2007 were as follows:

	Number of Contracts	Premium
Balance at 12/31/06	—	$—
Options Written	540	106,650
Options Terminated in Closing Purchase Transactions	(540)	(106,650)
Balance at 12/31/07	—	$—

Transactions in written options for Growth and Income for the year ended December 31, 2007 were as follows:

	Number of Contracts	Premium
Balance at 12/31/06	150,000	$178,500
Options Written	1,254,600	3,798,079
Options Terminated in Closing Purchase Transactions	(920,600)	(3,046,529)
Options Expirations	(484,000)	(930,050)
Balance at 12/31/07	—	$—

Transactions in written options for Intermediate Bond for the year ended December 31, 2007 were as follows:

	Number of Contracts	Premium
Balance at 12/31/06	—	$—
Options Written	3,908	771,830
Options Terminated in Closing Purchase Transactions	(3,908)	(771,830)
Balance at 12/31/07	—	$—

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Class ADV		Class I		Class S
	Year Ended December 31, 2007	December 29, 2006(1) to December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
Balanced (Number of Shares)
Shares sold	2	68	601,762	4,878,404	98,592	102,380
Shares issued in merger	—	—	—	974,709	—	599,724
Dividends reinvested	—	—	5,397,784	2,095,112	48,696	5,132
Shares redeemed	—	—	(14,407,746)	(17,759,754)	(164,770)	(207,251)
Net increase (decrease) in shares outstanding	2	68	(8,408,200)	(9,811,529)	(17,482)	499,985
Balanced ($)
Shares sold	$28	$1,000	$8,646,382	$67,433,818	$1,413,626	$1,409,005
Proceeds from shares issued in merger	—	—	—	13,476,644	—	8,269,170
Dividends reinvested	—	—	74,921,236	28,870,646	672,985	70,509
Shares redeemed	—	—	(208,308,305)	(248,353,965)	(2,358,255)	(2,858,884)
Net increase (decrease)	$28	$1,000	$(124,740,687)	$(138,572,857)	$(271,644)	$6,889,800
	Class ADV		Class I		Class S
	Year Ended December 31, 2007	December 20, 2006(1) to December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
Growth and Income (Number of Shares)
Shares sold	4,938	43	203,330	1,044,630	126,276	112,415
Shares issued in merger	114,031	—	2,058,554	—	852,618	—
Dividends reinvested	642	—	1,574,933	1,528,513	14,041	1,970
Shares redeemed	(70,456)	—	(23,418,770)	(21,948,383)	(175,331)	(27,677)
Net increase (decrease) in shares outstanding	49,155	43	(19,581,953)	(19,375,240)	817,604	86,708
Growth and Income ($)
Shares sold	$122,979	$1,000	$4,950,308	$24,293,092	$3,119,814	$2,450,803
Proceeds from shares issued in merger	2,802,427	—	50,909,777	—	20,968,866	—
Dividends reinvested	15,909	—	39,278,832	35,950,900	348,348	46,207
Shares redeemed	(1,754,815)	—	(576,312,116)	(481,867,035)	(4,328,750)	(602,247)
Net increase (decrease)	$1,186,500	$1,000	$(481,173,199)	$(421,623,043)	$20,108,278	$1,894,763
	Class ADV		Class I		Class S
	Year Ended December 31, 2007	December 29, 2006(1) to December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
Growth (Number of Shares)
Shares sold	83,613	94	978,074	4,813,793	225,599	5,711
Shares issued in merger	260,860	—	294,101	—	2,834,516	—
Dividends reinvested	493	—	29,544	10,584	3,866	—
Shares redeemed	(233,810)	—	(7,868,207)	(4,206,698)	(1,386,799)	(7,478)
Net increase (decrease) in shares outstanding	111,156	94	(6,566,488)	617,679	1,677,182	(1,767)
Growth ($)
Shares sold	$977,275	$1,000	$11,185,278	$51,157,509	$2,620,412	$59,075
Proceeds from shares issued in merger	2,856,192	—	3,220,605	—	30,774,830	—
Dividends reinvested	5,295	—	317,595	113,349	41,178	—
Shares redeemed	(2,637,192)	—	(92,737,170)	(43,763,130)	(15,618,037)	(77,824)
Net increase (decrease)	$1,201,570	$1,000	$(78,013,692)	$7,507,728	$17,818,383	$(18,749)

(1)  Commencement of operations

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Class I		Class S
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
Small Company (Number of Shares)
Shares sold	8,292,290	6,746,441	50,908	822,424
Dividends reinvested	4,011,153	2,874,293	17,941	587,427
Shares redeemed	(5,072,403)	(4,186,153)	(20,147)	(4,494,836)
Net increase (decrease) in shares outstanding	7,231,040	5,434,581	48,702	(3,084,985)
Small Company ($)
Shares sold	$166,568,181	$143,089,598	$1,037,570	$18,611,859
Dividends reinvested	77,335,029	60,192,208	343,389	12,277,239
Shares redeemed	(104,467,481)	(90,027,948)	(411,463)	(96,289,442)
Net increase (decrease)	$139,435,729	$113,253,858	$969,496	$(65,400,344)

	Class ADV		Class I		Class S
	Year Ended December 31, 2007	December 29, 2006(1) to December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
Value Opportunity (Number of Shares)
Shares sold	1	64	69,432	163,605	26,164	10,706
Dividends reinvested	—	—	171,661	176,547	24,430	29,063
Shares redeemed	—	—	(2,226,807)	(2,338,568)	(357,045)	(421,907)
Net increase (decrease) in shares outstanding	1	64	(1,985,714)	(1,998,416)	(306,451)	(382,138)
Value Opportunity ($)
Shares sold	$16	$1,000	$1,122,023	$2,340,296	$427,278	$152,377
Dividends reinvested	—	—	2,729,402	2,514,028	385,996	411,247
Shares redeemed	—	—	(36,232,111)	(34,295,707)	(5,740,720)	(6,091,700)
Net increase (decrease)	$16	$1,000	$(32,380,686)	$(29,441,383)	$(4,927,446)	$(5,528,076)
	Class ADV		Class I		Class S
	Year Ended December 31, 2007	December 20, 2006(1) to December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
Intermediate Bond (Number of Shares)
Shares sold	1	75	49,001,222	68,647,762	36,862,315	31,962,510
Shares issued in merger	—	—	—	222,036	—	—
Dividends reinvested	—	—	6,365,573	5,842,808	2,943,179	1,815,268
Shares redeemed	—	—	(31,214,224)	(15,931,235)	(5,787,371)	(33,432,290)
Net increase in shares outstanding	1	75	24,152,571	58,781,371	34,018,123	345,488
Intermediate Bond ($)
Shares sold	$13	$1,000	$650,399,991	$896,296,588	$486,271,739	$416,941,141
Proceeds from shares issued in merger	—	—	—	2,862,609	—	—
Dividends reinvested	—	—	83,961,911	75,836,918	38,555,642	23,433,812
Shares redeemed	—	—	(414,573,638)	(209,279,344)	(76,141,712)	(429,117,715)
Net increase	$13	$1,000	$319,788,264	$765,716,771	$448,685,669	$11,257,238

	Class I
	Year Ended December 31, 2007	Year Ended December 31, 2006
Money Market (Number of Shares)
Shares sold	38,082,834	32,751,915
Dividends reinvested	4,428,411	2,488,618
Shares redeemed	(17,045,429)	(15,506,729)
Net increase in shares outstanding	25,465,816	19,733,804
Money Market ($)
Shares sold	$503,402,892	$428,969,203
Dividends reinvested	57,130,928	31,895,864
Shares redeemed	(226,091,022)	(203,348,846)
Net increase	$334,442,798	$257,516,221

(1)  Commencement of operations

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Class I		Class S
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
Global Science and Technology (Number of Shares)
Shares sold	3,234,547	2,971,865	115,132	127,341
Shares redeemed	(3,091,773)	(4,955,941)	(25,466)	(25,008)
Net increase (decrease) in shares outstanding	142,774	(1,984,076)	89,666	102,333
Global Science and Technology ($)
Shares sold	$17,170,211	$13,210,390	$614,569	$570,468
Shares redeemed	(15,261,016)	(21,885,263)	(132,451)	(107,972)
Net increase (decrease)	$1,909,195	$(8,674,873)	$482,118	$462,496

NOTE 11 — ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Portfolios' Board, the following securities have been deemed to be illiquid. Each Portfolio currently limits investment in illiquid securities to 15% (10% for Money Market) of the Portfolio's net assets, at market value, at time of purchase.

	Security	Principal Amount/ Shares	Initial Acquisition Date	Cost	Value	Percent of Net Assets
Balanced	Alabama National Bancorp.	1,000	09/25/07	$77,660	$77,810	0.0%
	Alpine III, 5.428%, due 08/16/14	218,000	08/16/04	218,079	218,702	0.0%
	Alpine III, 5.828%, due 08/16/14	218,000	08/16/04	218,079	218,795	0.0%
	Alpine III, 7.628%, due 08/16/14	328,000	08/16/04	330,840	330,476	0.0%
	Alpine III, 10.878%, due 08/16/14	560,000	08/16/04	560,878	573,446	0.1%
				$1,405,536	$1,419,229	0.1%
Intermediate Bond	Alpine III, 5.428%, due 08/16/14	1,006,000	08/16/04	$1,006,347	$1,009,241	0.0%
	Alpine III, 5.828%, due 08/16/14	1,006,000	08/16/04	1,006,347	1,009,667	0.0%
	Alpine III, 7.628%, due 08/16/14	1,507,000	08/16/04	1,521,972	1,518,378	0.0%
	Alpine III, 10.878%, due 08/16/14	2,576,000	08/16/04	2,604,854	2,637,850	0.1%
				$6,139,520	$6,175,136	0.1%
Money Market	Goldman Sachs Group LP, 5.268%, due 04/11/08	22,000,000	04/12/07	$22,000,000	$22,000,000	1.3%
				$22,000,000	$22,000,000	1.3%

NOTE 12 — SECURITIES LENDING

Under an agreement with The Bank of New York Mellon Corporation ("BNY"), the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. Government securities. The collateral must be in an amount equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the "Agreement"). The securities purchased with cash collateral received are reflected in the Portfolio of Investments. Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower's failure to return a loaned security, however there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising their right to dispose of the collateral. The Portfolios bear the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio. At December 31, 2007, the Portfolios had securities on loan with the following market values:

	Value of Securities Loaned	Value of Collateral
Balanced	$189,920,382	$194,627,493
Growth and Income	326,408,493	336,741,398
Small Company	170,136,305	177,336,837
Value Opportunity	37,164,280	38,345,940
Intermediate Bond	857,043,519	872,460,480
Money Market	981,245	1,010,974
Global Science and Technology	20,640,654	21,410,626

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

NOTE 13 — CONCENTRATION OF INVESTMENT RISKS

Concentration (Global Science and Technology). The Portfolio concentrates (for purposes of the 1940 Act) its assets in securities related to a particular industry, which means that at least 25% of its assets will be invested in that particular industry at all times. As a result, the Portfolio may be subject to greater market fluctuation than a portfolio which has securities representing a broader range of investment alternatives.

Foreign Securities (All Portfolios). Investments in foreign securities may entail risks not present in domestic investments. Since securities in which the Portfolios may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolios. Foreign investments may also subject the Portfolios to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-a-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Portfolios' investments.

Emerging Markets Investments (Intermediate Bond and Global Science and Technology). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries.

NOTE 14 — FEDERAL INCOME TAXES AND OTHER TAX MATTERS

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

The following permanent tax differences have been reclassified as of December 31, 2007:

	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/ (Losses) on Investments
Balanced	$1,035	$(790,522)	$789,487
Growth and Income	(16,217)	(40,970)	57,187
Growth	(1,954,766)	—	1,954,766
Small Company	—	(801,087)	801,087
Value Opportunity	—	(46,915)	46,915
Intermediate Bond	—	(5,991,077)	5,991,077
Global Science and Technology	(636,673)	324,760	311,913

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2007		Year Ended December 31, 2006
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
Balanced	$42,494,750	$33,099,538	$28,941,155	$—
Growth and Income	39,670,514	—	36,025,178	—
Growth	364,068	—	113,349	—
Small Company	10,265,009	67,413,409	6,394,186	66,075,261
Value Opportunity	3,115,416	—	2,925,275	—
Intermediate Bond	122,543,008	—	99,297,017	—
Money Market	57,130,928	—	31,895,864	—

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

NOTE 14 — FEDERAL INCOME TAXES AND OTHER TAX MATTERS (continued)

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2007 were:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards	Expiration Dates
Balanced	$60,972,577	$50,744,407	$13,310,749	$(574,085)	2008
				(574,085)	2009
				$(1,148,170)*
Growth and Income	—	—	299,273,284	(1,077,057)	2008
				(1,077,056)	2009
				(1,745,504,149)	2010
				(63,082,574)	2011
				$(1,810,740,836)*
Growth	790,454	—	5,924,373	(71,685,369)	2009
				(65,982,870)	2010
				(1,529,437)	2011
				$(139,197,676)*
Small Company	5,854,495	74,243,480	10,811,300	—	—
Value Opportunity	2,600,516	20,976,051	6,237,449	—	—
Intermediate Bond	80,001,470	—	(60,410,188)	—	—
Money Market	77,924,640	—	—	(616,847)	2008
				(3,715,968)	2009
				(169)	2011
				(244,520)	2012
				$(4,577,504)
Global Science and Technology	—	—	14,832,352	(11,940,884)	2009
				(15,534,432)	2010
				(4,912,495)	2011
				$(32,387,811)

* Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code.

The Portfolio's major tax jurisdictions are federal, Arizona and Massachusetts. The earliest tax year that remains subject to examination by these jurisdictions is 2003.

Under U.S. federal income tax law, as specified in the Internal Revenue Code (the "Code") and U.S. Treasury regulations, the Portfolios must meet various technical requirements relating to fund administration, portfolio investments, and "eligible investors" in the Portfolios. Complying with these requirements is a condition for beneficial tax treatment of certain insurance products that offer the Portfolios as investment options. The failure of the Portfolios to meet any of these complex requirements could result in an excise tax, administrative penalties imposed by the Internal Revenue Service, potential liability to insurers whose products include the Portfolios as investment options, and unanticipated costs associated with remedying a failure. It was disclosed in the Portfolio's Annual Report for the year ended December 31, 2006, that an affiliate of a Portfolio's investment adviser may have failed to limit the availability of Intermediate Bond for investment to "eligible investors" under the Code. Management has determined that it is more likely than not the Portfolio would sustain their tax position relative to this matter.

NOTE 15 — REORGANIZATIONS

On November 10, 2007, Growth and Income, as listed below ("Acquiring Portfolio"), acquired the assets and certain liabilities of ING Fundamental Research Portfolio, also listed below ("Acquired Portfolio"), in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the Acquired Portfolio's shareholders. The number and value of shares issued by the Acquiring Portfolio are

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

NOTE 15 — REORGANIZATIONS (continued)

presented in Note 10 — Capital Share Transactions. Net assets, acquired capital loss carryforwards and unrealized appreciation as of the reorganization date were as follows:

Acquiring Portfolio	Acquired Portfolio	Total Net Assets of Acquired Portfolio (000's)	Total Net Assets of Acquiring Portfolio (000's)	Acquired Capital Loss Carryforwards (000's)	Acquired Portfolio Unrealized Appreciation (000's)	Conversion Ratio
Growth and	ING Fundamental
Income	Research
	Portfolio
Class ADV	Class ADV	$2,802	$1	$99	$701	0.37
Class I	Class I	50,910	2,805,342	1,793	1,280	0.37
Class S	Class S	20,969	6,214	738	1,334	0.37
		$74,681	$2,811,557	$2,630	$3,315

The net assets of Growth and Income after the acquisition were approximately $2,886,238,230.

On January 3, 2007, Growth, as listed below ("Acquiring Portfolio"), acquired the assets and certain liabilities of ING Goldman Sachs Capital Growth Portfolio, also listed below ("Acquired Portfolio"), in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the Acquired Portfolio's shareholders. The number and value of shares issued by the Acquiring Portfolio are presented in Note 10 — Capital Share Transactions. Net assets, acquired capital loss carryforwards and unrealized appreciation as of the reorganization date were as follows:

Acquiring Portfolio	Acquired Portfolio	Total Net Assets of Acquired Portfolio (000's)	Total Net Assets of Acquiring Portfolio (000's)	Acquired Capital Loss Carryforwards (000's)	Acquired Portfolio Unrealized Appreciation (000's)	Conversion Ratio
Growth	ING Goldman Sachs
	Capital Growth
	Portfolio
Class ADV	Class ADV	$2,856	$1	$740	$1,689	1.14
Class I	Class I	3,221	189,159	834	254	1.15
Class S	Class S	30,775	281	7,973	3,322	1.15
		$36,852	$189,441	$9,547	$5,265

The net assets of Growth after the acquisition were approximately $226,292,711.

On April 29, 2006, Balanced and Intermediate Bond as listed below (each "Acquiring Portfolio" and collectively, "Acquiring Portfolios"), acquired the assets and certain liabilities of the ING VP Convertible Portfolio, The Asset Allocation Portfolio and The Bond Portfolio, also listed below (each "Acquired Portfolio"and collectively, "Acquired Portfolios"), in a tax-free reorganization in exchange for shares of the Acquiring Portfolios, pursuant to a plan of reorganization approved by the Acquired Portfolios' shareholders. The number and value of shares issued by the Acquiring Portfolios are presented in Note 10 — Capital Share Transactions. Net assets, acquired capital loss carryforwards and unrealized appreciation/depreciation as of the reorganization date were as follows:

Acquiring Portfolio	Acquired Portfolio	Total Net Assets of Acquired Portfolio (000's)	Total Net Assets of Acquiring Portfolio (000's)	Acquired Capital Loss Carryforwards (000's)	Acquired Portfolio Unrealized Appreciation (000's)	Conversion Ratio
Balanced	ING VP
	Convertible Portfolio	$8,269	$1,224,744	$—	$231	0.81
Balanced	The Asset
	Allocation Portfolio	13,477	1,224,744	3,540	632	0.72
Intermediate Bond	The Bond Portfolio	2,863	1,890,564	104	(60)	0.74

The net assets of Balanced and Intermediate Bond after the acquisition were approximately $1,246,490,241 and $1,893,426,244, respectively.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

NOTE 16 — SUBSEQUENT EVENTS

Subsequent to December 31, 2007, the following Portfolio declared dividends from net investment income:

	Per Share Amount	Payable Date	Record Date
Money Market
Class I	$0.5797	February 4, 2008	January 30, 2008

NOTE 17 — OTHER ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes." This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained upon challenge by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 was effective for fiscal years beginning after December 15, 2006, with early application permitted if no interim financial statements have been issued. However, acknowledging the unique issues that FIN 48 presents for investment companies that calculate NAVs, the SEC indicated that they would not object if a fund implemented FIN 48 in its NAV calculation as late as its last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more likely-than-not to be sustained as of the adoption date. Management of the Portfolios has analyzed the tax positions of the Portfolios. Upon adoption of FIN 48, we identified no uncertain tax positions that have not met the more likely-than-not standard.

On September 15, 2006, the FASB issued Statement of Financial Accounting Standards No. 157 ("SFAS No. 157"), "Fair Value Measurements." The new accounting statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles ("GAAP"), and expands disclosures about fair value measurements. SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). SFAS No. 157 also stipulates that, as a market-based measurement, fair value should be determined based on the assumptions that market participants would use in pricing the asset or liability, and establishes a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the reporting entity's own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. As of December 31, 2007, management of the Portfolios is currently assessing the impact in addition to expanded financial statement disclosures, if any, that will result from adopting SFAS No. 157.

NOTE 18 — INFORMATION REGARDING TRADIING OF ING'S U.S. MUTUAL FUNDS

The adviser and its affiliates ("ING") received informal and formal requests for information or subpoenas from the SEC, NASD, Attorney General for the State of New York ("NYAG") as well as certain other governmental agencies in connection with "late trading" activity and/or "market timing" activity in the Portfolios. ING agreed with the Portfolios to indemnify and hold harmless the Portfolios from all damages resulting from wrongful conduct by ING or its employees or from ING's internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the U.S. Securities and Exchange Commission. In November, 2007, ING settled its indemnification commitments by making payments to the affected Portfolios. In connection with the settlement, ING paid $1,480 to Intermediate Bond.

NOTE 19 — LITIGATION

On December 12, 2003, Aeltus Investment Management, Inc. received a copy of a complaint (the "Complaint") filed in the United States Bankruptcy Court for the Southern District of New York in the matter of Enron Corp. v. Mass Mutual Life Insurance Co., et al. Among other defendants named in the Complaint are defendants ING VP Balanced Portfolio, and ING VP Bond Portfolio (the "Subject Portfolios"). As of August 6, 2004 the ING VP Bond Portfolio changed its name to the ING VP Intermediate Bond Portfolio. The Complaint alleges that Enron Corp. ("Enron") transferred to the defendants, including the Subject Portfolios, over $1 billion in the aggregate for the purpose of prepaying certain commercial paper issued by Enron (the "Notes") and held by the defendants prior to the filing by Enron for

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

NOTE 19 — LITIGATION (continued)

bankruptcy protection under Chapter 11 of Title 11 of the Bankruptcy Code (the "Bankruptcy Code").

The Complaint seeks to recover from the defendants, including the Subject Portfolios, these transfers under the alternative but interrelated bankruptcy theories of preferential transfer and fraudulent conveyance. Although the Complaint does not specify the amount of each transfer in dispute, it appears that the sale of ING VP Balanced Portfolio, Inc. of $23,181,757 of the Notes on or about October 29, 2001, and the sale by ING VP Bond Portfolio, Inc. of $24,963,125 of the Notes on or about October 29, 2001 are in dispute. The Complaint seeks to require the Subject Portfolios to repay to Enron the full amount of these transfers, in which event the Subject Portfolios would be granted unsecured claims against the Enron bankruptcy estate in the amounts of the repayments. If Enron proves up the elements of preferential transfer and/or fraudulent conveyance, these are strict liability theories of recovery.

The Subject Portfolios are part of a defense group of similarly-situated defendants. Along with those and other defendants, the Subject Portfolios moved to dismiss all counts of the Complaint, contending, among other things, that section 546(e) of the Bankruptcy Code provides a complete defense.

The Bankruptcy Court denied the motion on July 1, 2005. Accordingly, the Subject Portfolios filed an answer to the Complaint on July 29, 2005. The Subject Portfolios moved for leave to pursue an immediate appeal (the "Appeal") of the Bankruptcy Court's decision to the District Court.

The Subject Portfolios motion for leave to appeal the denial of defendants' motion to dismiss that has been pending for over 18 months. On January 25, 2008, the United States District Court of Southern New York denied the motion for leave to appeal the bankruptcy court's denial of our motion to dismiss. The court found there were questions of fact that still needed to be resolved. Expert depositions are expected to be taken through the second quarter of 2008. A motion for summary judgment is being prepared for trial. Settlements are being monitored as they are announced.

  PORTFOLIO OF INVESTMENTS
ING VP BALANCED PORTFOLIO  AS OF DECEMBER 31, 2007

Shares			Value
COMMON STOCK: 58.5%
		Advertising: 0.6%
1,402	@	Getty Images, Inc.	$40,658
1,800	@,L	inVentiv Health, Inc.	55,728
125,000		Omnicom Group	5,941,250
			6,037,636
		Aerospace/Defense: 2.8%
4,230	@,L	BE Aerospace, Inc.	223,767
4,400		Curtiss-Wright Corp.	220,880
2,500	L	DRS Technologies, Inc.	135,675
1,300	@,L	Esterline Technologies Corp.	67,275
46,500		General Dynamics Corp.	4,138,035
46,500	L	L-3 Communications Holdings, Inc.	4,926,210
45,900	L	Lockheed Martin Corp.	4,831,434
1,500	@,L	Moog, Inc.	68,715
108,000		Northrop Grumman Corp.	8,493,120
2,500	@,L	Teledyne Technologies, Inc.	133,325
500	L	Triumph Group, Inc.	41,175
86,910		United Technologies Corp.	6,652,091
			29,931,702
		Agriculture: 0.8%
6,600	@	Alliance One International, Inc.	26,862
76,405		Altria Group, Inc.	5,774,690
1,000		Andersons, Inc.	44,800
3,100	L	Universal Corp.	158,782
39,400	L	UST, Inc.	2,159,120
			8,164,254
		Airlines: 0.0%
2,600	@,L	Frontier Airlines Holdings, Inc.	13,676
5,295		Skywest, Inc.	142,171
			155,847
		Apparel: 1.0%
5,000	@,L	CROCS, Inc.	184,050
861	@,L	Deckers Outdoor Corp.	133,507
6,800	@,L	Iconix Brand Group, Inc.	133,688
1,400	L	Kellwood Co.	23,296
900	@,L	Maidenform Brands, Inc.	12,177
141,800		Nike, Inc.	9,109,232
2,800	@,L	Skechers USA, Inc.	54,628
1,600	@,L	Volcom, Inc.	35,248
6,600	@,L	Warnaco Group, Inc.	229,680
5,600		Wolverine World Wide, Inc.	137,312
			10,052,818
		Auto Manufacturers: 0.1%
11,000	L	Oshkosh Truck Corp.	519,860
1,400		Wabash National Corp.	10,766
			530,626
		Auto Parts & Equipment: 0.1%
6,800		BorgWarner, Inc.	329,188
6,800	@,L	Lear Corp.	188,088
1,400		Superior Industries International	25,438
			542,714

Shares			Value
		Banks: 1.9%
1,000	I,L	Alabama National Bancorp.	$77,810
10,300	L	Associated Banc-Corp.	279,027
1,913		Bank Mutual Corp.	20,220
58,235		Bank of America Corp.	2,402,776
51,300		BB&T Corp.	1,573,371
7,700	L	Boston Private Financial Holdings, Inc.	208,516
2,300	L	Cascade Bancorp.	32,016
10,000	L	Cathay General Bancorp.	264,900
2,900	L	Central Pacific Financial Corp.	53,534
30,700	L	Colonial BancGroup, Inc.	415,678
8,100		Commerce Bancorp., Inc.	308,934
1,500		Community Bank System, Inc.	29,805
3,700	L	Corus Bankshares, Inc.	39,479
6,292	L	East-West Bancorp., Inc.	152,455
3,800	@@,L	First Bancorp.	27,702
800		First Indiana Corp.	25,600
10,700	L	FirstMerit Corp.	214,107
3,600	L	Fremont General Corp.	12,600
10,100	L	Frontier Financial Corp.	187,557
700	L	Glacier Bancorp., Inc.	13,118
5,300	L	Hanmi Financial Corp.	45,686
1,500		Independent Bank Corp.	14,250
98,200	L	Marshall & Ilsley Corp.	2,600,336
2,700		Nara Bancorp., Inc.	31,509
2,300	L	Provident Bankshares Corp.	49,197
107,300	L	Regions Financial Corp.	2,537,645
1,800	@,L	Signature Bank	60,750
10,300	L	South Financial Group, Inc.	160,989
1,500	L	Sterling Bancshares, Inc.	16,740
2,900	L	Susquehanna Bancshares, Inc.	53,476
15,000	@	Synovus Financial Corp.	152,775
1,200		TCF Financial Corp.	21,516
9,100		UCBH Holdings, Inc.	128,856
2,030		UMB Financial Corp.	77,871
1,500	L	Umpqua Holdings Corp.	23,010
1,100	L	United Bankshares, Inc.	30,822
900	L	United Community Banks, Inc.	14,220
18,250	L	Wachovia Corp.	694,048
5,500	L	Webster Financial Corp.	175,835
222,400	L	Wells Fargo & Co.	6,714,256
600	L	Whitney Holding Corp.	15,690
2,500		Wilshire Bancorp., Inc.	19,625
800	L	Wintrust Financial Corp.	26,504
			20,004,811
		Beverages: 2.0%
132,500		Anheuser-Busch Cos., Inc.	6,935,050
71,500	@	Constellation Brands, Inc.	1,690,260
1,800	@,L	Hansen Natural Corp.	79,722
50,200		Pepsi Bottling Group, Inc.	1,980,892
13,500		PepsiAmericas, Inc.	449,820
135,600		PepsiCo, Inc.	10,292,040
			21,427,784
		Biotechnology: 0.3%
1,500	@,L	Affymetrix, Inc.	34,710
2,400	@,L	Arqule, Inc.	13,920

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP BALANCED PORTFOLIO  AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value
		Biotechnology (continued)
900	@,L	Charles River Laboratories International, Inc.	$59,220
4,500	@,L	CryoLife, Inc.	35,775
2,800	@,L	Enzo Biochem, Inc.	35,672
3,400	@,L	Invitrogen Corp.	317,594
1,630	@,L	Lifecell Corp.	70,269
2,700	@,L	Martek Biosciences Corp.	79,866
18,700	@,L	Millennium Pharmaceuticals, Inc.	280,126
19,900	@	Millipore Corp.	1,456,282
7,300	@,L	PDL BioPharma, Inc.	127,896
2,600	@,L	Regeneron Pharmaceuticals, Inc.	62,790
4,600	@,L	Vertex Pharmaceuticals, Inc.	106,858
			2,680,978
		Building Materials: 0.0%
4,700	L	Apogee Enterprises, Inc.	80,417
1,700	@,L	Drew Industries, Inc.	46,580
1,000		Gibraltar Industries, Inc.	15,420
5,200		Lennox International, Inc.	215,384
1,300	@,L	NCI Building Systems, Inc.	37,427
800	L	Texas Industries, Inc.	56,080
600	L	Universal Forest Products, Inc.	17,676
			468,984
		Chemicals: 1.2%
3,300		Air Products & Chemicals, Inc.	325,479
4,900		Airgas, Inc.	255,339
700	L	Albemarle Corp.	28,875
9,500	L	Cabot Corp.	316,730
2,200	L	CF Industries Holdings, Inc.	242,132
700	L	Cytec Industries, Inc.	43,106
27,700		Ecolab, Inc.	1,418,517
3,200	L	HB Fuller Co.	71,840
4,700		Lubrizol Corp.	254,552
3,150	L	Minerals Technologies, Inc.	210,893
49,400		Monsanto Co.	5,517,486
13,400	L	Olin Corp.	259,022
2,200	@,L	OM Group, Inc.	126,588
500	L	Penford Corp.	12,795
3,221	@	PolyOne Corp.	21,194
3,700		Praxair, Inc.	328,227
1,025		Quaker Chemical Corp.	22,519
3,100	L	Schulman A, Inc.	66,805
648		Sensient Technologies Corp.	18,461
50,000	L	Sigma-Aldrich Corp.	2,730,000
4,800	@,L	Terra Industries, Inc.	229,248
3,100	L	Tronox, Inc.	26,815
911		Valspar Corp.	20,662
1,600	@,L	Zep, Inc.	22,192
			12,569,477
		Coal: 0.0%
2,200	L	Arch Coal, Inc.	98,846
6,500	L	Massey Energy Co.	232,375
1,500	@,L	Patriot Coal Corp.	62,610
			393,831

Shares			Value
		Commercial Services: 1.1%
1,700	L	Aaron Rents, Inc.	$32,708
1,000		ABM Industries, Inc.	20,390
1,300	L	Administaff, Inc.	36,764
3,700	@,L	Alliance Data Systems Corp.	277,463
1,041	@	AMN Healthcare Services, Inc.	17,874
4,900	@	Apollo Group, Inc.-Class A	343,735
2,300	L	Arbitron, Inc.	95,611
1,100	@,L	Bankrate, Inc.	52,899
2,000	L	Bowne & Co., Inc.	35,200
1,600	@	Bright Horizons Family Solutions, Inc.	55,264
3,400	@,L	Career Education Corp.	85,476
1,400		CDI Corp.	33,964
2,100	L	Chemed Corp.	117,348
3,900	@,W,L	ChoicePoint, Inc.	142,038
300	@,L	Consolidated Graphics, Inc.	14,346
1,700	@,L	Corinthian Colleges, Inc.	26,180
600	L	CPI Corp.	14,130
1,100	L	Deluxe Corp.	36,179
3,700	L	DeVry, Inc.	192,252
4,300	@,L	Gartner, Inc.	75,508
2,250	L	Healthcare Services Group	47,655
700	L	Heidrick & Struggles International, Inc.	25,977
2,000	@,L	ITT Educational Services, Inc.	170,540
500	@,L	Kendle International, Inc.	24,460
3,500	@,L	Live Nation, Inc.	50,820
5,700		Manpower, Inc.	324,330
3,000	L	MAXIMUS, Inc.	115,830
26,100		McKesson Corp.	1,709,811
1,500	@,L	Midas, Inc.	21,990
6,500	@,L	MPS Group, Inc.	71,110
1,400	@,L	Parexel International Corp.	67,620
600	@,L	Pharmanet Development Group	23,526
1,100	@,L	Pre-Paid Legal Services, Inc.	60,885
8,700	L	Robert Half International, Inc.	235,248
3,300	L	Rollins, Inc.	63,360
81,800		RR Donnelley & Sons Co.	3,087,132
2,610		Service Corp. International	36,825
7,009	L	Sotheby's	267,043
7,900	@,L	Spherion Corp.	57,512
600		Strayer Education, Inc.	102,348
3,300	@,L	TrueBlue, Inc.	47,784
3,200	@	United Rentals, Inc.	58,752
6,100	@,L	Valassis Communications, Inc.	71,309
1,550	@	Volt Information Sciences, Inc.	28,303
2,800		Watson Wyatt Worldwide, Inc.	129,948
117,200		Western Union Co.	2,845,616
1,960	@	Wright Express Corp.	69,560
			11,520,623
		Computers: 2.6%
5,100	@	Affiliated Computer Services, Inc.	230,010
600	@,L	Ansoft Corp.	15,510
42,200	@	Apple, Inc.	8,358,976
2,590	@,L	CACI International, Inc.	115,954
5,900	@	Ciber, Inc.	36,049

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP BALANCED PORTFOLIO  AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value
		Computers (continued)
309,000	@	Dell, Inc.	$7,573,590
2,201		Diebold, Inc.	63,785
5,900	@,L	DST Systems, Inc.	487,045
76,800	@	EMC Corp.	1,423,104
2,400		Factset Research Systems, Inc.	133,680
135,500		Hewlett-Packard Co.	6,840,040
1,000	@,L	Hutchinson Technology, Inc.	26,320
6,350		International Business Machines Corp.	686,435
12,300	L	Jack Henry & Associates, Inc.	299,382
1,700	@,L	Manhattan Associates, Inc.	44,812
1,600	@,L	Mercury Computer Systems, Inc.	25,776
3,237	@,L	Micros Systems, Inc.	227,108
5,400	@	NCR Corp.	135,540
2,600	@,L	Radiant Systems, Inc.	44,798
500	@,L	SI International, Inc.	13,735
4,134	@,L	SRA International, Inc.	121,746
1,978	@,L	Stratasys, Inc.	51,112
2,600	@,L	SYKES Enterprises, Inc.	46,800
1,400	@,L	Synaptics, Inc.	57,624
9,700	@	Synopsys, Inc.	251,521
12,800	@,L	Western Digital Corp.	386,688
			27,697,140
		Cosmetics/Personal Care: 0.5%
8,900		Alberto-Culver Co.	218,406
1,800	@,L	Chattem, Inc.	135,972
17,000		Colgate-Palmolive Co.	1,325,320
53,792		Procter & Gamble Co.	3,949,409
			5,629,107
		Distribution/Wholesale: 0.1%
5,000	@,L	Brightpoint, Inc.	76,800
7,112	L	Fastenal Co.	287,467
4,000	@	Ingram Micro, Inc.	72,160
7,252	@,L	LKQ Corp.	152,437
400	L	Owens & Minor, Inc.	16,972
1,800	@,L	Scansource, Inc.	58,230
1,273	@	Tech Data Corp.	48,126
1,100	@,L	United Stationers, Inc.	50,831
900	L	Watsco, Inc.	33,084
			796,107
		Diversified Financial Services: 2.0%
15,100	@,L	AmeriCredit Corp.	193,129
15,100		Charles Schwab Corp.	385,805
33,365		Citigroup, Inc.	982,266
23,600	L	Countrywide Financial Corp.	210,984
6,700	L	Eaton Vance Corp.	304,247
32,200		Federated Investors, Inc.	1,325,352
3,700		Financial Federal Corp.	82,473
54,350	L	Goldman Sachs Group, Inc.	11,687,968
3,500	L	IndyMac Bancorp., Inc.	20,825
3,800	@,L	Investment Technology Group, Inc.	180,842
5,600	L	Jefferies Group, Inc.	129,080
30,900		JPMorgan Chase & Co.	1,348,785
6,500	@,L	LaBranche & Co., Inc.	32,760
16,400	L	Lehman Brothers Holdings, Inc.	1,073,216
45,700		Morgan Stanley	2,427,127

Shares			Value
4,200	L	OptionsXpress Holdings, Inc.	$142,044
1,000	@,L	Piper Jaffray Cos.	46,320
700	@,L	Portfolio Recovery Associates, Inc.	27,769
15,000		Raymond James Financial, Inc.	489,900
16,700		SLM Corp.	336,338
5,650	L	SWS Group, Inc.	71,586
1,400	@,L	TradeStation Group, Inc.	19,894
1,300		Waddell & Reed Financial, Inc.	46,917
400	@,L	World Acceptance, Corp.	10,792
			21,576,419
		Electric: 2.3%
8,400	L	Alliant Energy Corp.	341,796
17,500	@	Aquila, Inc.	65,275
600	L	Central Vermont Public Service Corp.	18,504
8,700	L	Cleco Corp.	241,860
44,500		Constellation Energy Group, Inc.	4,562,585
92,800	L	Dominion Resources, Inc.	4,403,360
2,500	@,L	El Paso Electric Co.	63,925
7,300		Energy East Corp.	198,633
60,600		Entergy Corp.	7,242,912
1,500		MDU Resources Group, Inc.	41,415
20,600		Northeast Utilities	644,986
3,300	L	NSTAR	119,526
2,800		OGE Energy Corp.	101,612
57,200		Public Service Enterprise Group, Inc.	5,619,328
5,300		Puget Energy, Inc.	145,379
2,531	W,L	SCANA Corp.	106,682
11,000		Sierra Pacific Resources	186,780
500		Wisconsin Energy Corp.	24,355
			24,128,913
		Electrical Components & Equipment: 0.1%
2,100	@,L	Advanced Energy Industries, Inc.	27,468
5,100	W	Ametek, Inc.	238,884
3,159		Belden Cdt, Inc.	140,576
3,200	@,L	C&D Technologies, Inc.	21,152
300	@,L	Energizer Holdings, Inc.	33,639
2,700	@,L	Greatbatch, Inc.	53,973
4,700		Hubbell, Inc.	242,520
1,600	@	Littelfuse, Inc.	52,736
			810,948
		Electronics: 1.3%
8,300	L	Amphenol Corp.	384,871
900	L	Analogic Corp.	60,948
67,700	L	Applera Corp.-Applied Biosystems Group	2,296,384
4,700	@,L	Arrow Electronics, Inc.	184,616
11,300	@	Avnet, Inc.	395,161
4,400	@,L	Benchmark Electronics, Inc.	78,012
3,400		Brady Corp.	119,306
2,800	@,L	Checkpoint Systems, Inc.	72,744
2,700	L	Cubic Corp.	105,840
1,700	@,L	Cymer, Inc.	66,181
1,387	@,L	Dionex Corp.	114,927

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP BALANCED PORTFOLIO  AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value
		Electronics (continued)
3,500	@,L	Electro Scientific Industries, Inc.	$69,475
2,500	@,L	Faro Technologies, Inc.	67,950
2,000	@,L	FEI Co.	49,660
7,600	@,L	Flir Systems, Inc.	237,880
10,200		Gentex Corp.	181,254
1,100	@,L	Itron, Inc.	105,567
1,300		Keithley Instruments, Inc.	12,584
2,000	@,L	LoJack Corp.	33,620
4,600		Methode Electronics, Inc.	75,624
7,900	L	National Instruments Corp.	263,307
1,600		Park Electrochemical Corp.	45,184
2,300	@,L	Planar Systems, Inc.	14,720
2,100	@	Plexus Corp.	55,146
600	@,L	Rogers Corp.	26,022
4,000		Technitrol, Inc.	114,320
81,800	@	Thermo Electron Corp.	4,718,224
6,500	@,L	Thomas & Betts Corp.	318,760
6,580	@,L	Trimble Navigation Ltd.	198,979
3,100	@,L	TTM Technologies, Inc.	36,146
2,800	@,L	Varian, Inc.	182,840
7,300	@,L	Vishay Intertechnology, Inc.	83,293
38,000	@	Waters Corp.	3,004,660
1,600		Woodward Governor Co.	108,720
			13,882,925
		Energy-Alternate Sources: 0.0%
7,600	@,L	Headwaters, Inc.	89,224
			89,224
		Engineering & Construction: 0.1%
4,100	@	Dycom Industries, Inc.	109,265
8,500	@	EMCOR Group, Inc.	200,855
5,100		Granite Construction, Inc.	184,518
8,721	@	KBR, Inc.	338,375
4,900	@	Shaw Group, Inc.	296,156
2,587	@	URS Corp.	140,552
			1,269,721
		Entertainment: 0.0%
7,900	@,L	Macrovision Corp.	144,807
1,000	@,L	Pinnacle Entertainment, Inc.	23,560
1,100	@,L	Scientific Games Corp.	36,575
2,700	@,L	Shuffle Master, Inc.	32,373
			237,315
		Environmental Control: 0.0%
1,200	@,L	Tetra Tech, Inc.	25,800
5,150	@,L	Waste Connections, Inc.	159,135
			184,935
		Food: 0.5%
3,400		Corn Products International, Inc.	124,950
5,300		Flowers Foods, Inc.	124,073
81,417		General Mills, Inc.	4,640,769
800	@,L	Great Atlantic & Pacific Tea Co.	25,064
2,300	@,L	Hain Celestial Group, Inc.	73,600
1,479		Hormel Foods Corp.	59,870
839		JM Smucker Co.	43,234
1,000	L	Nash Finch Co.	35,280

Shares			Value
600	@	Performance Food Group Co.	$16,122
900	@	Ralcorp Holdings, Inc.	54,711
8,200		Ruddick Corp.	284,294
500	L	Sanderson Farms, Inc.	16,890
4,600	@,L	Smithfield Foods, Inc.	133,032
1,100	L	Spartan Stores, Inc.	25,135
2,600	@,L	TreeHouse Foods, Inc.	59,774
800	@,L	United Natural Foods, Inc.	25,376
			5,742,174
		Forest Products & Paper: 0.0%
8,100	@,L	Buckeye Technologies, Inc.	101,250
1,400	L	Neenah Paper, Inc.	40,810
5,300	L	Rock-Tenn Co.	134,673
800	L	Schweitzer-Mauduit International, Inc.	20,728
2,900	L	Wausau Paper Corp.	26,071
			323,532
		Gas: 0.2%
1,700		Atmos Energy Corp.	47,668
8,930		Energen Corp.	573,574
817		Laclede Group, Inc.	27,974
1,979	L	New Jersey Resources Corp.	98,990
4,500	L	Northwest Natural Gas Co.	218,970
4,322	L	Piedmont Natural Gas Co.	113,064
1,300	L	South Jersey Industries, Inc.	46,917
4,900		Southern Union Co.	143,864
1,529		Southwest Gas Corp.	45,346
7,830		UGI Corp.	213,368
10,450	L	Vectren Corp.	303,155
11,200		WGL Holdings, Inc.	366,912
			2,199,802
		Hand/Machine Tools: 0.3%
5,500		Baldor Electric Co.	185,130
19,500		Black & Decker Corp.	1,358,175
1,928		Kennametal, Inc.	72,994
900		Lincoln Electric Holdings, Inc.	64,062
1,454		Regal-Beloit Corp.	65,357
23,100		Snap-On, Inc.	1,114,344
			2,860,062
		Healthcare-Products: 0.6%
2,900	@,L	American Medical Systems Holdings, Inc.	41,934
1,400	@,L	Arthrocare Corp.	67,270
1,700	L	Cooper Cos., Inc.	64,600
2,200	@,L	Cyberonics	28,952
17,544		Densply International, Inc.	789,831
4,500	@,L	Edwards Lifesciences Corp.	206,955
3,500	@,L	Gen-Probe, Inc.	220,255
1,700	@,L	Haemonetics Corp.	107,134
5,636	@,L	Henry Schein, Inc.	346,050
3,052	@,L	Hologic, Inc.	209,489
1,200	@,L	ICU Medical, Inc.	43,212
2,672	@	Idexx Laboratories, Inc.	156,659
3,400	@,L	Immucor, Inc.	115,566
1,800	@,L	Intuitive Surgical, Inc.	584,100
1,000		Invacare Corp.	25,200
39,300		Johnson & Johnson	2,621,310

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP BALANCED PORTFOLIO  AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value
		Healthcare-Products (continued)
3,190	@,L	Kinetic Concepts, Inc.	$170,856
2,400	L	LCA-Vision, Inc.	47,928
900	L	Mentor Corp.	35,190
1,700	L	Meridian Bioscience, Inc.	51,136
1,850	@	Merit Medical Systems, Inc.	25,715
2,200	@	Osteotech, Inc.	17,204
900	@,L	Palomar Medical Technologies, Inc.	13,788
4,700	@,L	PSS World Medical, Inc.	91,979
3,457	@	Respironics, Inc.	226,364
858		Steris Corp.	25,021
300	@,L	SurModics, Inc.	16,281
1,100	@,L	Symmetry Medical, Inc.	19,173
2,000	@	Techne Corp.	132,100
1,500	@,L	Ventana Medical Systems	130,845
			6,632,097
		Healthcare-Services: 2.0%
82,800		Aetna, Inc.	4,780,044
1,100	@,L	Amedisys, Inc.	53,372
4,000	@,L	AMERIGROUP Corp.	145,800
2,900	@,L	Amsurg Corp.	78,474
5,400	@,L	Apria Healthcare Group, Inc.	116,478
3,200	@,L	Centene Corp.	87,808
3,200	@,W	Covance, Inc.	277,184
54,450	@	Coventry Health Care, Inc.	3,226,163
1,600	@,L	Gentiva Health Services, Inc.	30,464
7,900	@	Health Net, Inc.	381,570
2,200	@,L	Healthways, Inc.	128,568
62,200	@	Humana, Inc.	4,684,282
2,700	@	LifePoint Hospitals, Inc.	80,298
4,200	@,L	Lincare Holdings, Inc.	147,672
1,000	@,L	Matria Healthcare, Inc.	23,770
1,500	@,L	Medcath Corp.	36,840
1,800	@,L	Molina Healthcare, Inc.	69,660
3,000	@,L	Pediatrix Medical Group, Inc.	204,450
800	@,L	RehabCare Group, Inc.	18,048
3,200	@	Sierra Health Services, Inc.	134,272
2,000	@,L	Sunrise Senior Living, Inc.	61,360
73,800		UnitedHealth Group, Inc.	4,295,160
900	@,L	WellCare Health Plans, Inc.	38,169
23,140	@	WellPoint, Inc.	2,030,072
			21,129,978
		Home Builders: 0.1%
9,000	@,L	Champion Enterprises, Inc.	84,780
4,500	@,L	Hovnanian Enterprises, Inc.	32,265
3,500		M/I Homes, Inc.	36,750
5,200	L	MDC Holdings, Inc.	193,076
300	@,L	NVR, Inc.	157,200
1,000	L	Skyline Corp.	29,350
7,877	L	Thor Industries, Inc.	299,405
2,700	@,L	Toll Brothers, Inc.	54,162
1,500	L	Winnebago Industries	31,530
			918,518
		Home Furnishings: 0.0%
2,500	L	Ethan Allen Interiors, Inc.	71,250
900	@,L	Universal Electronics, Inc.	30,096
			101,346

Shares			Value
		Household Products/Wares: 0.2%
12,700		American Greetings Corp.	$257,810
2,500	L	Blyth, Inc.	54,850
3,200	@,L	Central Garden and Pet Co.	17,152
4,000	@,L	Fossil, Inc.	167,920
17,200		Kimberly-Clark Corp.	1,192,648
5,500	@,L	Spectrum Brands, Inc.	29,315
4,620	L	Tupperware Corp.	152,599
400		WD-40 Co.	15,188
			1,887,482
		Housewares: 0.0%
2,400	L	Toro Co.	130,656
			130,656
		Insurance: 5.2%
121,200	@@	ACE Ltd.	7,487,736
66,800		Allstate Corp.	3,488,964
12,075	L	American Financial Group, Inc.	348,726
176,200		American International Group, Inc.	10,272,460
10,800	L	Brown & Brown, Inc.	253,800
147,300		Chubb Corp.	8,039,634
2,100	L	Commerce Group, Inc.	75,558
4,000		Delphi Financial Group	141,120
7,300	@@	Everest Re Group Ltd.	732,920
1,800		First American Corp.	61,416
4,300	L	Hanover Insurance Group, Inc.	196,940
31,727		Hartford Financial Services Group, Inc.	2,766,277
13,100		HCC Insurance Holdings, Inc.	375,708
300	L	Hilb Rogal & Hobbs Co.	12,171
400		Infinity Property & Casualty Corp.	14,452
1,370	L	Landamerica Financial Group, Inc.	45,827
900	L	Mercury General Corp.	44,829
69,150		Metlife, Inc.	4,261,023
740	@	Navigators Group, Inc.	48,100
5,190	@	Philadelphia Consolidated Holding Co.	204,227
2,300	L	Presidential Life Corp.	40,273
4,400	@,L	ProAssurance Corp.	241,648
2,100		Protective Life Corp.	86,142
45,436		Prudential Financial, Inc.	4,227,365
3,500	L	Radian Group, Inc.	40,880
3,500		RLI Corp.	198,765
2,200	L	Safety Insurance Group, Inc.	80,564
6,060	L	Selective Insurance Group	139,319
3,300		Stancorp Financial Group, Inc.	166,254
900	L	Tower Group, Inc.	30,060
175,400		Travelers Cos., Inc.	9,436,520
3,700	L	United Fire & Casualty Co.	107,633
4,500	L	Unitrin, Inc.	215,955
12,750		WR Berkley Corp.	380,078
2,800	L	Zenith National Insurance Corp.	125,244
			54,388,588

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP BALANCED PORTFOLIO  AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value
		Internet: 0.9%
23,800	@,L	Amazon.com, Inc.	$2,204,832
2,300	@,L	Blue Coat Systems, Inc.	75,601
1,700	@,L	Blue Nile, Inc.	115,702
5,131	@,L	Cybersource Corp.	91,178
1,660	@,L	DealerTrack Holdings, Inc.	55,560
8,700	@,L	Expedia, Inc.	275,094
5,900	@	Google, Inc.-Class A	4,079,732
2,200	@	Infospace, Inc.	41,360
4,000	@,L	j2 Global Communications, Inc.	84,680
1,490	@,L	Knot, Inc.	23,751
8,675	@	McAfee, Inc.	325,313
5,200	@	Napster, Inc.	10,244
2,700	@,L	NetFlix, Inc.	71,874
2,100	@	PC-Tel, Inc.	14,406
4,190	@,L	Perficient, Inc.	65,951
3,900	@,L	Secure Computing Corp.	37,440
1,300	@,L	Stamps.com, Inc.	15,834
74,700	@,L	Symantec Corp.	1,205,658
4,400	L	United Online, Inc.	52,008
1,400	@	Valueclick, Inc.	30,660
3,600	@,L	Websense, Inc.	61,128
			8,938,006
		Iron/Steel: 0.2%
1,880	L	Cleveland-Cliffs, Inc.	189,504
1,300	@	Material Sciences Corp.	9,659
3,900		Reliance Steel & Aluminum Co.	211,380
2,800		Steel Dynamics, Inc.	166,796
12,300	L	United States Steel Corp.	1,487,193
			2,064,532
		Leisure Time: 0.1%
11,500	L	Callaway Golf Co.	200,445
2,700	@,L	Life Time Fitness, Inc.	134,136
3,750	L	Polaris Industries, Inc.	179,138
2,600	@,L	WMS Industries, Inc.	95,264
			608,983
		Lodging: 0.1%
8,200	L	Harrah's Entertainment, Inc.	727,750
600	@,L	Monarch Casino & Resort, Inc.	14,448
			742,198
		Machinery-Construction & Mining: 0.2%
1,100	@,L	Astec Industries, Inc.	40,909
18,400		Caterpillar, Inc.	1,335,104
7,400		Joy Global, Inc.	487,068
			1,863,081
		Machinery-Diversified: 0.7%
6,580	@,L	AGCO Corp.	447,308
3,400	L	Applied Industrial Technologies, Inc.	98,668
1,700	L	Briggs & Stratton Corp.	38,522
800		Cascade Corp.	37,168
2,800	L	Cognex Corp.	56,420
39,000		Cummins, Inc.	4,967,430
4,800		Deere & Co.	446,976
1,600		Flowserve Corp.	153,920
4,000	@,L	Gardner Denver, Inc.	132,000

Shares			Value
800		Graco, Inc.	$29,808
4,400		IDEX Corp.	158,972
1,000	@,L	Intevac, Inc.	14,540
700	L	Lindsay Manufacturing Co.	49,483
2,300	L	Nordson Corp.	133,308
1,000		Robbins & Myers, Inc.	75,630
2,200	L	Wabtec Corp.	75,768
3,600	@,L	Zebra Technologies Corp.	124,920
			7,040,841
		Media: 1.1%
24,000		Clear Channel Communications, Inc.	828,480
4,500		John Wiley & Sons, Inc.	192,780
3,900	@,L	Scholastic Corp.	136,071
65,400	@	Viacom-Class B	2,872,368
238,400		Walt Disney Co.	7,695,552
			11,725,251
		Metal Fabricate/Hardware: 0.1%
1,500	L	AM Castle & Co.	40,785
1,100	L	Kaydon Corp.	59,994
400		Lawson Products	15,168
4,000		Mueller Industries, Inc.	115,960
2,436		Quanex Corp.	126,428
900		Valmont Industries, Inc.	80,208
6,700	L	Worthington Industries	119,796
			558,339
		Mining: 0.8%
1,600	L	Amcol International Corp.	57,648
1,300	@,L	Brush Engineered Materials, Inc.	48,126
1,000	@,L	Century Aluminum Co.	53,940
84,500		Freeport-McMoRan Copper & Gold, Inc.	8,656,180
600	@,L	RTI International Metals, Inc.	41,358
			8,857,252
		Miscellaneous Manufacturing: 3.1%
3,200	L	Acuity Brands, Inc.	144,000
1,300	L	AO Smith Corp.	45,565
4,144		Aptargroup, Inc.	169,531
2,200	L	Barnes Group, Inc.	73,458
3,400		Carlisle Cos., Inc.	125,902
1,900	@,L	Ceradyne, Inc.	89,167
2,900		Clarcor, Inc.	110,113
7,100		Crane Co.	304,590
81,200		Danaher Corp.	7,124,488
76,600		Dover Corp.	3,530,494
44,700		Eaton Corp.	4,333,665
1,700	@,L	EnPro Industries, Inc.	52,105
275,515		General Electric Co.	10,213,341
1,000		Harsco Corp.	64,070
10,600		Honeywell International, Inc.	652,642
5,300		Illinois Tool Works, Inc.	283,762
1,800	@	Lydall, Inc.	18,936
900	L	Matthews International Corp.-Class A	42,183
1,500		Myers Industries, Inc.	21,705
48,400	L	Parker Hannifin Corp.	3,645,004
6,500	L	Pentair, Inc.	226,265

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP BALANCED PORTFOLIO  AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value
		Miscellaneous Manufacturing (continued)
3,800		Roper Industries, Inc.	$237,652
1,500		SPX Corp.	154,275
5,200	@,L	Sturm Ruger & Co., Inc.	43,056
3,667		Teleflex, Inc.	231,058
23,700	@@	Tyco International Ltd.	939,705
			32,876,732
		Office Furnishings: 0.0%
6,002	L	Herman Miller, Inc.	194,405
6,600	L	HNI, Corp.	231,396
2,500	L	Interface, Inc.	40,800
			466,601
		Oil & Gas: 7.0%
3,100	@,L	Atwood Oceanics, Inc.	310,744
660	@,L	Bill Barrett Corp.	27,634
3,000	L	Cabot Oil & Gas Corp.	121,110
174,786		Chevron Corp.	16,312,777
2,267		Cimarex Energy Co.	96,416
154,900		ConocoPhillips	13,677,670
12,000	@	Denbury Resources, Inc.	357,000
3,800		Devon Energy Corp.	337,858
5,100	L	ENSCO International, Inc.	304,062
314,340	S	ExxonMobil Corp.	29,450,515
3,900	@	Forest Oil Corp.	198,276
9,800		Frontier Oil Corp.	397,684
4,400		Helmerich & Payne, Inc.	176,308
5,100		Hess Corp.	514,386
67,800		Marathon Oil Corp.	4,126,308
800	@,L	Newfield Exploration Co.	42,160
59,500	L	Occidental Petroleum Corp.	4,580,905
5,900		Patterson-UTI Energy, Inc.	115,168
300	L	Penn Virginia Corp.	13,089
500	L	Pioneer Natural Resources Co.	24,420
5,793	@,L	Plains Exploration & Production Co.	312,822
7,200	@,L	Pride International, Inc.	244,080
900	@,L	Quicksilver Resources, Inc.	53,631
6,300	@	Southwestern Energy Co.	351,036
4,300	L	St. Mary Land & Exploration Co.	166,023
3,000	@,L	Stone Energy Corp.	140,730
1,273	@,L	Swift Energy Co.	56,050
10,703	@,L	Transocean, Inc.	1,532,134
1,866	@	Unit Corp.	86,303
			74,127,299
		Oil & Gas Services: 0.4%
19,000	@,L	Cameron International Corp.	914,470
1,600	@,L	Dril-Quip, Inc.	89,056
2,620	@,L	Exterran Holdings, Inc.	214,316
7,614	@	FMC Technologies, Inc.	431,714
5,800	@,L	Grant Prideco, Inc.	321,958
6,500	@,L	Helix Energy Solutions Group, Inc.	269,750
1,850	@,L	Hornbeck Offshore Services, Inc.	83,158
4,000	@,L	ION Geophysical Corp.	63,120
1,400	L	Lufkin Industries, Inc.	80,206
1,700	@,L	Matrix Service Co.	37,094
970	@,L	NATCO Group, Inc.	52,526

Shares			Value
15,100	@	National Oilwell Varco, Inc.	$1,109,246
3,459	@	Oceaneering International, Inc.	232,964
1,300	@,L	SEACOR Holdings, Inc.	120,562
2,300	@,L	Superior Energy Services	79,166
700	@,L	Superior Well Services, Inc.	14,854
1,400	@,L	W-H Energy Services, Inc.	78,694
			4,192,854
		Packaging & Containers: 0.0%
2,300	L	Chesapeake Corp.	11,937
2,100		Packaging Corp. of America	59,220
11,000		Sonoco Products Co.	359,480
			430,637
		Pharmaceuticals: 2.5%
1,600	@,L	Alpharma, Inc.	32,240
900	@,L	Bradley Pharmaceuticals, Inc.	17,730
103,300		Bristol-Myers Squibb Co.	2,739,516
1,100	@,L	Cephalon, Inc.	78,936
156,500		Eli Lilly & Co.	8,355,535
7,800	@,L	Endo Pharmaceuticals Holdings, Inc.	208,026
31,200	@	Gilead Sciences, Inc.	1,435,512
1,700	@,L	HealthExtras, Inc.	44,336
5,300	@	Medco Health Solutions, Inc.	537,420
5,000		Medicis Pharmaceutical Corp.	129,850
175,300		Merck & Co., Inc.	10,186,683
4,100	@	MGI Pharma, Inc.	166,173
3,900	@,L	NBTY, Inc.	106,860
11,300	L	Perrigo Co.	395,613
1,000	@,L	PetMed Express, Inc.	12,100
62,200		Pfizer, Inc.	1,413,806
2,730	@,L	Salix Pharmaceuticals Ltd.	21,512
2,200	@,L	Sciele Pharma, Inc.	44,990
10,300	@,L	Sepracor, Inc.	270,375
4,600	@	Theragenics Corp.	16,468
900	@,L	USANA Health Sciences, Inc.	33,372
4,700	@,L	VCA Antech, Inc.	207,881
4,500	@,L	Viropharma, Inc.	35,730
			26,490,664
		Pipelines: 0.1%
800		Equitable Resources, Inc.	42,624
7,218		National Fuel Gas Co.	336,936
9,700		Oneok, Inc.	434,269
			813,829
		Real Estate: 0.0%
1,690	L	Jones Lang LaSalle, Inc.	120,260
			120,260
		Retail: 3.0%
31,700	L	Abercrombie & Fitch Co.	2,535,049
7,950	@,L	Aeropostale, Inc.	210,675
5,455		American Eagle Outfitters	113,300
3,100	@	AnnTaylor Stores Corp.	79,236
12,000	@	Autozone, Inc.	1,438,920
3,100	L	Barnes & Noble, Inc.	106,795
17,600		Best Buy Co., Inc.	926,640
3,600	L	Big 5 Sporting Goods Corp.	51,912

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP BALANCED PORTFOLIO  AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value
		Retail (continued)
40,900	@,L	Big Lots, Inc.	$653,991
3,100	@,L	BJ's Wholesale Club, Inc.	104,873
2,625		Brown Shoe Co., Inc.	39,821
1,380	@,L	Buffalo Wild Wings, Inc.	32,044
1,389	@	Cabela's, Inc.	20,932
1,000	@,L	California Pizza Kitchen, Inc.	15,570
5,900	L	Casey's General Stores, Inc.	174,699
1,900	L	Cash America International, Inc.	61,370
2,400		Cato Corp.	37,584
700		CBRL Group, Inc.	22,673
2,200	@,L	CEC Entertainment, Inc.	57,112
1,600	@,L	Chipotle Mexican Grill, Inc.	235,312
4,600		Christopher & Banks Corp.	52,670
142,000	@	Coach, Inc.	4,342,360
1,928	@	Collective Brands, Inc.	33,528
2,700	@	Copart, Inc.	114,885
60,900		Costco Wholesale Corp.	4,248,384
47,400		CVS Caremark Corp.	1,884,150
4,000	@,L	Dick's Sporting Goods, Inc.	111,040
9,100	@	Dollar Tree Stores, Inc.	235,872
2,700	@,L	Dress Barn, Inc.	33,777
5,000		Foot Locker, Inc.	68,300
1,300	@,L	Genesco, Inc.	49,140
4,750		Guess ?, Inc.	179,978
2,000	@	Gymboree Corp.	60,920
7,400	@	Hanesbrands, Inc.	201,058
1,800	@,L	Hibbett Sporting Goods, Inc.	35,964
4,000	@,L	HOT Topic, Inc.	23,280
1,200	L	IHOP Corp.	43,896
4,200	@,L	Jack in the Box, Inc.	108,234
1,900	@,L	Jo-Ann Stores, Inc.	24,852
3,000	@,L	JOS A Bank Clothiers, Inc.	85,350
1,300	L	Longs Drug Stores Corp.	61,100
98,900		McDonald's Corp.	5,826,199
5,100		Men's Wearhouse, Inc.	137,598
500	L	Movado Group, Inc.	12,645
7,900		MSC Industrial Direct Co.	319,713
1,100	@,L	O'Reilly Automotive, Inc.	35,673
2,080	@,L	Panera Bread Co.	74,506
800	@,L	Papa John's International, Inc.	18,160
827	@	PF Chang's China Bistro, Inc.	18,889
4,300		Phillips-Van Heusen	158,498
17,000	L	Polo Ralph Lauren Corp.	1,050,430
7,600	@,L	Quiksilver, Inc.	65,208
36,900	L	RadioShack Corp.	622,134
1,500	@,L	Red Robin Gourmet Burgers, Inc.	47,985
5,100	L	Ross Stores, Inc.	130,407
2,200	@,L	School Specialty, Inc.	76,010
3,207	@,L	Select Comfort Corp.	22,481
971		Sonic Automotive, Inc.	18,921
5,960	@,L	Sonic Corp.	130,524
1,610		Stage Stores, Inc.	24,126
3,100	@,L	Texas Roadhouse, Inc.	34,286
84,100	L	TJX Cos., Inc.	2,416,193
1,500	@,L	Tractor Supply Co.	53,910
2,710	@,L	Tween Brands, Inc.	71,761
9,200	@,L	Urban Outfitters, Inc.	250,792
14,100		Wal-Mart Stores, Inc.	670,173

Shares			Value
33,400		Wendy's International, Inc.	$863,056
500		World Fuel Services Corp.	14,515
1,950	@,L	Zumiez, Inc.	47,502
			32,129,541
		Savings & Loans: 0.3%
1,600	L	Anchor Bancorp. Wisconsin, Inc.	37,632
8,800	L	Astoria Financial Corp.	204,776
7,800		BankAtlantic Bancorp., Inc.	31,980
8,798	L	Bankunited Financial Corp.	60,706
2,600	L	Dime Community Bancshares	33,202
6,700	L	First Niagara Financial Group, Inc.	80,668
3,900	@,L	FirstFed Financial Corp.	139,698
1,300	L	Flagstar Bancorp., Inc.	9,061
202,500	L	Hudson City Bancorp., Inc.	3,041,550
			3,639,273
		Semiconductors: 2.4%
1,700	@,L	Actel Corp.	23,222
3,600	@,L	AMIS Holdings, Inc.	36,072
1,100	@,L	ATMI, Inc.	35,475
1,200	@,L	Cabot Microelectronics Corp.	43,092
1,300	L	Cohu, Inc.	19,890
2,500	@	Cypress Semiconductor Corp.	90,075
2,400	@,L	Diodes, Inc.	72,168
8,600	@	Fairchild Semiconductor International, Inc.	124,098
5,392	@	Integrated Device Technology, Inc.	60,984
533,400		Intel Corp.	14,220,433
3,400	@,L	International Rectifier Corp.	115,498
8,900	L	Intersil Corp.	217,872
8,300	@,L	Kulicke & Soffa Industries, Inc.	56,938
7,400	@,L	Lam Research Corp.	319,902
1,300	@,L	Microsemi Corp.	28,782
1,200	@,L	MKS Instruments, Inc.	22,968
136,700	@,L	Nvidia Corp.	4,650,534
5,400	@,L	Pericom Semiconductor Corp.	100,980
8,200	@,L	Semtech Corp.	127,264
14,800	@,L	Skyworks Solutions, Inc.	125,800
2,300	@,L	Standard Microsystems Corp.	89,861
500	@,L	Supertex, Inc.	15,645
120,200	L	Texas Instruments, Inc.	4,014,680
5,505	@	Varian Semiconductor Equipment Associates, Inc.	203,685
			24,815,918
		Software: 2.3%
12,900	@	Activision, Inc.	383,130
600	@,L	Advent Software, Inc.	32,460
2,400	@,L	Allscripts Healthcare Solutions, Inc.	46,608
5,000	@,L	Ansys, Inc.	207,300
29,100	@	Autodesk, Inc.	1,448,016
1,128	@	Avid Technology, Inc.	31,968

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP BALANCED PORTFOLIO  AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value
		Software (continued)
66,100	@,L	BMC Software, Inc.	$2,355,804
10,200		Broadridge Financial Solutions ADR	228,786
143,100	L	CA, Inc.	3,570,345
3,700	@	Captaris, Inc.	15,984
2,800	@,L	Cerner Corp.	157,920
2,000	@,L	Concur Technologies, Inc.	72,420
2,200	@,L	CSG Systems International	32,384
4,329		Dun & Bradstreet Corp.	383,679
1,200		Global Payments, Inc.	55,824
5,500	@,L	Informatica Corp.	99,110
800	@	JDA Software Group, Inc.	16,368
1,300	@,L	Mantech International Corp.	56,966
4,100	@,L	Metavante Technologies, inc.	95,612
292,975	L	Microsoft Corp.	10,429,910
64,600	@,L	Novell, Inc.	443,802
2,230	@,L	Omnicell, Inc.	60,054
139,800	@	Oracle Corp.	3,156,684
4,190	@,L	Phase Forward, Inc.	91,133
2,900	@	Progress Software Corp.	97,672
1,610	@,L	Smith Micro Software, Inc.	13,637
1,400	@,L	SPSS, Inc.	50,274
9,500	@,L	Sybase, Inc.	247,855
600	@,L	THQ, Inc.	16,914
			23,898,619
		Telecommunications: 3.0%
16,400	@	3Com Corp.	74,128
5,000	@	Adaptec, Inc.	16,900
5,300	@,L	ADC Telecommunications, Inc.	82,415
2,400	@,L	Anixter International, Inc.	149,448
5,312	@,L	Arris Group, Inc.	53,017
229,937		AT&T, Inc.	9,556,182
38,700		CenturyTel, Inc.	1,604,502
28,600	@,L	Cincinnati Bell, Inc.	135,850
105,360	@	Cisco Systems, Inc.	2,852,095
3,824	@,L	CommScope, Inc.	188,177
1,800	@,L	Comtech Telecommunications	97,218
61,500		Corning, Inc.	1,475,385
6,920	@	Foundry Networks, Inc.	121,238
6,000	@,L	Harmonic, Inc.	62,880
8,183		Harris Corp.	512,910
77,900	@,L	JDS Uniphase Corp.	1,036,070
23,500	@,L	Juniper Networks, Inc.	780,200
2,699	@,L	Netgear, Inc.	96,273
4,500	@,L	Network Equipment Technologies, Inc.	37,890
8,900	@,L	NeuStar, Inc.	255,252
4,400	@,L	Novatel Wireless, Inc.	71,280
3,500	L	Plantronics, Inc.	91,000
189,300		Qualcomm, Inc.	7,448,955
37,500	@	RF Micro Devices, Inc.	214,125
25,200	L	Sprint Nextel Corp.	330,876
4,600	@	Symmetricom, Inc.	21,666
7,075	L	Telephone & Data Systems, Inc.	442,895
1,900	@	Tollgrade Communications, Inc.	15,238

Shares			Value
88,400		Verizon Communications, Inc.	$3,862,196
1,700	@,L	Viasat, Inc.	58,531
			31,744,792
		Textiles: 0.0%
3,900		G&K Services, Inc.	146,328
3,200	@,L	Mohawk Industries, Inc.	238,080
1,500		Unifirst Corp.	57,000
			441,408
		Toys/Games/Hobbies: 0.0%
1,800	@,L	Jakks Pacific, Inc.	42,498
500	@,L	RC2 Corp.	14,035
			56,533
		Transportation: 0.2%
921		Arkansas Best Corp.	20,207
1,300	@,L	Bristow Group, Inc.	73,645
5,000		Con-way, Inc.	207,700
8,300		CSX Corp.	365,034
2,800	@,L	HUB Group, Inc.	74,424
3,480	@,L	Kansas City Southern	119,468
3,700	@,L	Kirby Corp.	171,976
1,200		Landstar System, Inc.	50,580
800	@,L	Old Dominion Freight Line	18,488
6,700	L	Tidewater, Inc.	367,562
4,800		Union Pacific Corp.	602,976
1,500	@,L	YRC Worldwide, Inc.	25,635
			2,097,695
		Water: 0.0%
1,900	L	American States Water Co.	71,592
			71,592
Total Common Stock (Cost $594,498,179)			617,911,804
REAL ESTATE INVESTMENT TRUSTS: 0.2%
		Apartments: 0.0%
1,540	L	Camden Property Trust	74,151
580	L	Essex Property Trust, Inc.	56,544
2,200		Mid-America Apartment Communities, Inc.	94,050
			224,745
		Diversified: 0.0%
2,600		Colonial Properties Trust	58,838
800		Entertainment Properties Trust	37,600
			96,438
		Forest Products & Paper: 0.0%
2,882	L	Potlatch Corp.	128,076
			128,076
		Health Care: 0.0%
3,100		LTC Properties, Inc.	77,655
2,800	L	Medical Properties Trust, Inc.	28,532
2,000	L	Senior Housing Properties Trust	45,360
			151,547

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP BALANCED PORTFOLIO  AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value
		Hotels: 0.0%
5,370		DiamondRock Hospitality Co.	$80,443
5,600	L	Hospitality Properties Trust	180,432
			260,875
		Office Property: 0.0%
1,440		Alexandria Real Estate Equities, Inc.	146,405
3,660		BioMed Realty Trust, Inc.	84,802
1,000		Kilroy Realty Corp.	54,960
			286,167
		Regional Malls: 0.1%
4,100	L	Macerich Co.	291,346
			291,346
		Shopping Centers: 0.0%
2,600		Federal Realty Investment Trust	213,590
			213,590
		Single Tenant: 0.0%
2,200	L	National Retail Properties, Inc.	51,436
4,600		Realty Income Corp.	124,292
			175,728
		Storage: 0.0%
3,600		Extra Space Storage, Inc.	51,444
			51,444
		Warehouse/Industrial: 0.1%
11,000		AMB Property Corp.	633,160
400	L	EastGroup Properties, Inc.	16,740
			649,900
Total Real Estate Investment Trusts (Cost $2,667,872)			2,529,856
PREFERRED STOCK: 0.5%
		Banks: 0.1%
35,875	@@,P	Santander Finance, 5.661%, due 03/05/17	678,038
			678,038
		Diversified Financial Services: 0.1%
24,000	P	Deutsche Bank Capital Trust II, 6.550%, due 05/23/17	518,640
46,500	P,L	Merrill Lynch & Co., Inc., 5.482%, due 05/21/12	813,750
			1,332,390
		Insurance: 0.3%
48,903	@@,P	Aegon NV, 6.375%, due 06/15/15	965,834
19,271	@@,P	Aegon NV-Series 1, 5.866%, due 12/15/10	342,060
51,650	P	Metlife, Inc., 6.500%, due 09/15/10	1,128,036
			2,435,930

Shares			Value
		Sovereign: 0.0%
9,000	P,L	Fannie Mae, 5.580%, due 09/30/12	$204,750
			204,750
Total Preferred Stock (Cost $5,861,131)			4,651,108
Principal Amount			Value
CORPORATE BONDS/NOTES: 10.5%
		Aerospace/Defense: 0.1%
$1,352,000	C,S	United Technologies Corp., 5.375%, due 12/15/17	1,366,407
			1,366,407
		Airlines: 0.2%
1,752,000	C,S	Delta Airlines, Inc., 7.570%, due 11/18/10	1,771,492
756,000	S	United AirLines, Inc., 6.932%, due 09/01/11	899,640
			2,671,132
		Auto Manufacturers: 0.1%
959,748	S	Ford Motor Co., 8.597%, due 11/29/13	890,493
			890,493
		Banks: 2.6%
1,040,000	@@,C,S	Australia & New Zealand Banking Group Ltd., 4.963%, due 12/31/49	840,202
1,639,000	C,S	BAC Capital Trust XIV, 5.630%, due 12/31/49	1,455,776
172,552	@@,#,S	Banco Itau SA, 5.720%, due 09/20/08	170,826
786,000	@@,#,C,S	Banco Mercantil del Norte SA, 6.135%, due 10/13/16	781,205
985,000	S	Bank of America Corp., 5.750%, due 12/01/17	989,107
400,000	@@,C,S	Bank of Ireland, 5.188%, due 12/29/49	326,000
210,000	@@,C,S	Bank of Scotland, 5.125%, due 12/31/49	165,160
77,000	C,S	BankAmerica Capital II, 8.000%, due 12/15/26	80,832
490,000	@@,C,S	Barclays Bank PLC, 5.563%, due 12/31/49	389,550
434,000	@@,#,C,S	Barclays Bank PLC, 5.926%, due 12/15/16	404,512
1,235,000	@@,#,S	Barclays Bank PLC, 6.050%, due 12/04/17	1,246,712
110,000	@@,C,S	Barclays O/S Inv, 5.063%, due 05/19/08	68,200
710,000	@@,C,S	BNP Paribas, 5.238%, due 09/29/49	598,339
1,267,000	@@,#,C,S	Chuo Mitsui Trust & Banking Co., Ltd., 5.506%, due 04/15/49	1,166,694
377,000	@@,#,C,S	Danske Bank A/S, 5.914%, due 12/29/49	357,174
220,000	@@,C,S	Den Norske Bank ASA, 5.375%, due 11/29/49	177,100

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP BALANCED PORTFOLIO  AS OF DECEMBER 31, 2007 (CONTINUED)

Principal Amount			Value
		Banks (continued)
$723,000	#,C,S	Dresdner Funding Trust I, 8.151%, due 06/30/31	$739,349
1,000	C	Fleet Capital Trust II, 7.920%, due 12/11/26	1,039
416,000	@@,#,C,S	HBOS PLC, 5.375%, due 11/29/49	379,695
860,000	@@,C,S	Hongkong & Shanghai Banking Corp., Ltd., 5.250%, due 07/29/49	636,400
1,150,000	@@,C,S	HSBC Bank PLC, 4.913%, due 06/29/49	902,750
1,140,000	@@,C,S	HSBC Bank PLC, 5.000%, due 06/29/49	894,900
620,000	@@,C,S,L	Lloyds TSB Bank PLC, 5.125%, due 06/29/49	501,084
770,000	@@,C,S	Lloyds TSB Bank PLC, 5.313%, due 11/29/49	612,150
1,030,000	@@,C,S	Lloyds TSB Bank PLC, 5.523%, due 08/29/49	829,150
382,000	@@,#,C,S	Lloyds TSB Group PLC, 6.267%, due 11/13/49	347,116
805,000	@@,C,S	Mizuho Financial Group Cayman Ltd., 8.375%, due 12/31/49	813,605
60,000	@@,C,S	National Westminster Bank PLC, 5.563%, due 08/29/49	46,243
130,000	@@,C,S	National Westminster Bank PLC, 6.250%, due 11/29/49	100,588
640,000	#,C,S	Rabobank Capital Funding II, 5.260%, due 12/29/49	597,024
612,000	#,C,S	Rabobank Capital Funding Trust, 5.254%, due 12/31/49	548,689
538,000	C,S	RBS Capital Trust I, 5.512%, due 09/30/49	495,261
962,000	@@,#,C,S	Resona Bank Ltd., 5.850%, due 09/29/49	895,755
1,580,000	@@,C,S	Royal Bank of Scotland Group PLC, 4.938%, due 12/29/49	1,177,100
370,000	@@,C,S	Societe Generale, 4.981%, due 11/29/49	304,558
1,400,000	@@,C,S	Standard Chartered PLC, 4.974%, due 07/29/49	980,000
1,800,000	@@,C,S,L	Standard Chartered PLC, 5.125%, due 11/29/49	1,314,000
230,000	@@,C,S,L	Standard Chartered PLC, 5.588%, due 01/29/49	163,300
200,000	@@,#,C,S	Standard Chartered PLC, 6.409%, due 12/31/49	181,441
100,000	@@,#,C,S	Standard Chartered PLC, 7.014%, due 07/30/49	94,968
898,000	@@,C,S	Sumitomo Mitsui Banking Corp., 8.150%, due 08/01/49	916,517
379,000	C,S	SunTrust Preferred Capital I, 5.853%, due 12/31/49	334,751
421,000	C,S	USB Capital IX, 6.189%, due 03/29/49	381,283

Principal Amount				Value
	$541,000	S	Wachovia Bank NA, 6.600%, due 01/15/38	$545,493
	807,000	C,S	Wachovia Capital Trust III, 5.800%, due 12/31/49	721,602
	1,338,000	L	Wells Fargo & Co., 5.625%, due 12/11/17	1,341,344
	450,000	@@,C,S	Westpac Banking Corp., 5.306%, due 09/30/49	367,995
	372,000	@@,#,C,S	Westpac Capital Trust IV, 5.256%, due 12/29/49	327,493
				27,710,032
			Beverages: 0.1%
BRL	1,039,000	@@,#,S	Ambev International Finance Co., Ltd., 9.500%, due 07/24/17	496,152
	$376,000	C,S	Anheuser-Busch Cos., Inc., 5.500%, due 01/15/18	384,587
	537,000	S	PepsiCo, Inc., 4.650%, due 02/15/13	541,217
				1,421,956
			Chemicals: 0.2%
	260,000	S,Z	Stauffer Chemical, 4.480%, due 04/15/10	235,188
	450,000	S,Z	Stauffer Chemical, 5.500%, due 04/15/18	259,515
	570,000	S,Z	Stauffer Chemical, 6.750%, due 04/15/17	348,361
	1,051,000	S	Union Carbide Corp., 7.750%, due 10/01/96	1,105,404
				1,948,468
			Diversified Financial Services: 3.1%
	2,095,000	@@,#,C,S	Aiful Corp., 4.450%, due 02/16/10	1,981,516
	218,000	@@,#,C,S,I	Alpine III, 5.428%, due 08/16/14	218,702
	218,000	@@,#,S,I	Alpine III, 5.828%, due 08/16/14	218,795
	328,000	@@,#,S,I	Alpine III, 7.628%, due 08/16/14	330,476
	560,000	@@,#,S,I	Alpine III, 10.878%, due 08/16/14	573,446
	500,000	S	American General Finance Corp., 6.900%, due 12/15/17	501,392
	2,520,000	#,S	Astoria Depositor Corp., 8.144%, due 05/01/21	2,608,200
	963,000	#,C,S	Biomet, Inc., 11.625%, due 10/15/17	953,370
	653,000	S	Caterpillar Financial Services Corp., 4.850%, due 12/07/12	654,837
	809,000	S	Citigroup, Inc., 6.125%, due 11/21/17	832,535
	1,265,000	C,S	Citigroup, Inc., 8.300%, due 12/21/57	1,324,650
	1,131,000	#,C,S	Corestates Capital Trust I, 8.000%, due 12/15/26	1,170,955
	762,000	@@,S	Eksportfinans A/S, 5.125%, due 10/26/11	790,506

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP BALANCED PORTFOLIO  AS OF DECEMBER 31, 2007 (CONTINUED)

Principal Amount			Value
		Diversified Financial Services (continued)
$420,000	@@,C,S	Financiere CSFB NV, 4.806%, due 03/29/49	$333,900
492,000	S	Ford Motor Credit Co., 7.993%, due 01/13/12	413,608
1,180,000	S	Ford Motor Credit Co., 8.000%, due 12/15/16	1,003,812
1,007,000	S	Ford Motor Credit Co., 9.693%, due 04/15/12	990,551
760,000	C,S	Fund American Cos., Inc., 5.875%, due 05/15/13	762,506
816,000	C,S	Goldman Sachs Group, Inc., 5.793%, due 12/31/49	727,187
386,000	C,S	Goldman Sachs Group, Inc., 6.750%, due 10/01/37	379,389
562,000	#,C,S	HVB Funding Trust III, 9.000%, due 10/22/31	636,093
972,000	S	John Deere Capital Corp., 4.950%, due 12/17/12	974,394
1,199,000	S	JPMorgan Chase & Co., 6.000%, due 01/15/18	1,220,914
1,412,000	#,C,S	Mangrove Bay Pass- Through Trust, 6.102%, due 07/15/33	1,271,715
1,131,000	@@,#,S	Mantis Reef Ltd., 4.799%, due 11/03/09	1,147,678
804,000	@@, C	MUFG Capital Finance 1 Ltd., 6.346%, due 12/31/49	762,723
485,000	@@, C	Paribas, 5.063%, due 12/31/49	405,296
192,778	@@,#,C,S	Petroleum Export Ltd., 4.623%, due 06/15/10	189,852
1,007,053	@@,#,C,S	PF Export Receivables Master Trust, 6.436%, due 06/01/15	1,015,462
1,438,022	#,C,S	Piper Jaffray Equipment Trust Securities, 6.000%, due 09/10/11	1,366,121
1,256,307	#,C,S	Piper Jaffray Equipment Trust Securities, 6.750%, due 04/01/11	1,218,618
92,770	#,S	Power Receivable Finance, LLC, 6.290%, due 01/01/12	96,937
128,000	C, L	Residential Capital Corp., 8.375%, due 06/30/15	78,080
829,000	C,S	Residential Capital, LLC, 8.000%, due 04/17/13	513,980
1,341,000	C,S	Southern Star Central Corp., 6.750%, due 03/01/16	1,290,713
1,122,000	@@,#,S	TNK-BP Finance SA, 7.500%, due 07/18/16	1,089,743
5,212,395	#, S,Z	Toll Road Investors Partnership II LP, 1 15.740%, due 02/15/45	752,196
430,000	#,C,S	Twin Reefs Pass- Through Trust, 6.243%, due 12/10/49	280,390
848,000	@@,C,S	UFJ Finance Aruba AEC, 8.750%, due 12/31/49	859,578
446,000	#,C,S	Wachovia Capital Trust V, 7.965%, due 06/01/27	464,848
			32,405,664

Principal Amount			Value
		Electric: 0.7%
$1,721,000	C,S	Commonwealth Edison Co., 6.950%, due 07/15/18	$1,748,966
224,000	@@,L	Empresa Nacional de Electricidad SA, 8.625%, due 08/01/15	258,782
460,000	@@,#,C,S	Intergen NV, 9.000%, due 06/30/17	486,450
534,366	#,C,S	Juniper Generation, LLC, 6.790%, due 12/31/14	555,826
1,040,000	C,S	Nevada Power Co., 5.950%, due 03/15/16	1,036,198
417,000	C,S	Nevada Power Co., 6.750%, due 07/01/37	433,135
1,214,000	C,S	NorthWestern Corp., 5.875%, due 11/01/14	1,198,216
1,113,000	C,S	Sierra Pacific Power Co., 6.250%, due 04/15/12	1,147,816
319,000	#,S	White Pine Hydro Portfolio, LLC, 6.960%, due 07/10/37	330,990
479,000	#,S	White Pine Hydro Portfolio, LLC, 7.260%, due 07/20/15	497,270
			7,693,649
		Energy-Alternate Sources: 0.2%
600,000	S	Greater Ohio Ethanol, LLC, 8.864%, due 12/31/13	579,000
700,000	S	Greater Ohio Ethanol, LLC, 12.630%, due 12/31/13	640,063
467,000	#,S	White Pine Hydro, LLC, 6.310%, due 07/10/17	489,829
			1,708,892
		Food: 0.1%
782,000	S	Kraft Foods, Inc., 6.125%, due 02/01/18	789,449
480,000	S	Kraft Foods, Inc., 6.875%, due 02/01/38	499,946
			1,289,395
		Gas: 0.3%
993,000	@@,#,C,S	Nakilat, Inc., 6.067%, due 12/31/33	908,878
203,000	#,C,S	Nakilat, Inc., 6.267%, due 12/31/33	185,136
2,447,000	C, L	Southern Union Co., 7.200%, due 11/01/66	2,419,055
			3,513,069
		Healthcare-Products: 0.1%
703,000	C,S	Baxter International, Inc., 6.250%, due 12/01/37	723,783
			723,783
		Insurance: 0.4%
1,355,000	@@,C,S	Aegon NV, 5.399%, due 12/31/49	976,786
1,045,000	S	American International Group, Inc., 5.850%, due 01/16/18	1,053,824
729,000	#,C,S	Metlife Capital Trust IV, 7.875%, due 12/15/37	744,916

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP BALANCED PORTFOLIO  AS OF DECEMBER 31, 2007 (CONTINUED)

Principal Amount			Value
		Insurance (continued)
$368,000	#,C,S	North Front Pass- Through Trust, 5.810%, due 12/15/24	$352,602
491,000	S	Prudential Financial, Inc., 6.000%, due 12/01/17	489,879
533,000	S	Prudential Financial, Inc., 6.625%, due 12/01/37	539,231
			4,157,238
		Media: 0.1%
445,000	C,S	Dex Media West, LLC, 9.875%, due 08/15/13	463,913
494,000	#,C,S	News America, Inc., 6.650%, due 11/15/37	511,228
			975,141
		Miscellaneous Manufacturing: 0.1%
1,073,000	S	General Electric Co., 5.250%, due 12/06/17	1,072,762
			1,072,762
		Multi-National: 0.1%
669,000	@@,S	Corp. Andina de Fomento CAF, 5.125%, due 05/05/15	647,350
			647,350
		Oil & Gas: 0.5%
459,000	@@,#,S	Empresa Nacional de Petroleo ENAP, 4.875%, due 03/15/14	445,029
331,000	@@,#,S	Empresa Nacional de Petroleo ENAP, 6.750%, due 11/15/12	353,299
1,003,000	@@,#,S	Pemex Project Funding Master Trust, 6.291%, due 06/15/10	1,019,550
878,000	@@,C,L	Pemex Project Funding Master Trust, 6.625%, due 06/15/35	929,832
930,000	@@,#,C,S	Ras Laffan Liquefied Natural Gas Co., Ltd. II, 5.298%, due 09/30/20	904,681
922,000	@@,C,S	Transocean, Inc., 6.000%, due 03/15/18	921,276
797,000	@@,C,S	Transocean, Inc., 6.800%, due 03/15/38	815,850
			5,389,517
		Pipelines: 0.3%
645,000	#,C,S	NGPL PipeCo, LLC, 7.119%, due 12/15/17	662,523
544,000	#,C,S	NGPL PipeCo, LLC, 7.768%, due 12/15/37	570,863
345,000	C,L	Northwest Pipeline Corp., 7.000%, due 06/15/16	369,150
536,000	C,S	Panhandle Eastern Pipe Line, 6.200%, due 11/01/17	529,784
316,000	@@,C,S	Trans-Canada Pipelines, 6.200%, due 10/15/37	314,813
460,000	C,S	Transcontinental Gas Pipe Line Corp., 6.400%, due 04/15/16	474,375
			2,921,508

Principal Amount			Value
		Real Estate: 0.1%
$366,000	C,S	Istar Financial, Inc., 5.150%, due 03/01/12	$316,588
111,000	C,L	Istar Financial, Inc., 5.500%, due 06/15/12	96,536
297,000	C,S	Istar Financial, Inc., 5.850%, due 03/15/17	244,528
162,000	C,S	Liberty Property LP, 6.375%, due 08/15/12	169,202
532,000	C,S	Liberty Property LP, 7.750%, due 04/15/09	546,723
			1,373,577
		Regional Malls: 0.2%
134,000	C,S	Rouse Co., 7.200%, due 09/15/12	128,266
2,190,000	#,C,S	Rouse Co. LP/TRC Co.-Issuer, Inc., 6.750%, due 05/01/13	2,045,333
			2,173,599
		Retail: 0.6%
414,000	C,S	Darden Restaurants, Inc., 5.625%, due 10/15/12	421,240
641,000	@@,#,C,S	Marks & Spencer PLC, 7.125%, due 12/01/37	611,500
311,000	C,S	McDonald's Corp., 5.800%, due 10/15/17	322,603
353,000	C,S	Nordstrom, Inc., 6.250%, due 01/15/18	362,052
485,000	C,S	Nordstrom, Inc., 7.000%, due 01/15/38	501,354
120,000	C,S	Rite Aid Corp., 9.375%, due 12/15/15	100,200
711,000	C,S	Rite Aid Corp., 9.500%, due 06/15/17	591,908
1,352,000	C,S	Target Corp., 6.500%, due 10/15/37	1,363,372
273,000	S	Wal-Mart Stores, Inc., 5.250%, due 09/01/35	242,986
1,267,000	S	Wal-Mart Stores, Inc., 6.500%, due 08/15/37	1,338,672
			5,855,887
		Savings & Loans: 0.0%
100,000	#,C,S	Washington Mutual IV, 9.750%, due 10/29/49	80,117
300,000	#,C,S	Washington Mutual Preferred Funding Delaware, 6.534%, due 03/15/11	185,670
			265,787
		Telecommunications: 0.2%
1,263,000	S	Bellsouth Telecommunications, Inc., 7.000%, due 12/01/95	1,321,827
69,000	C,S	Embarq Corp., 7.995%, due 06/01/36	72,925
597,000	@@,C,S	Rogers Wireless, Inc., 7.250%, due 12/15/12	647,759
			2,042,511

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP BALANCED PORTFOLIO  AS OF DECEMBER 31, 2007 (CONTINUED)

Principal Amount			Value
		Water: 0.1%
$441,000	#,C,S	American Water Capital Corp., 6.085%, due 10/15/17	$440,317
441,000	#,C,S	American Water Capital Corp., 6.593%, due 10/15/37	432,946
			873,263
Total Corporate Bonds/Notes (Cost $114,826,676)			111,091,080
U.S. GOVERNMENT AGENCY OBLIGATIONS: 9.3%
		Federal Home Loan Bank: 0.1%
1,220,000	S	5.000%, due 10/13/11	1,272,719
			1,272,719
		Federal Home Loan Mortgage Corporation: 6.5%
172,180	C,S	4.500%, due 12/15/16	172,325
2,087,000	C,S	4.500%, due 02/15/20	2,002,339
2,862,000	S,Z	4.940%, due 03/15/31	922,065
1,444,000	C,S	5.000%, due 12/11/12	1,450,697
2,095,253	C,S	5.000%, due 08/15/16	2,106,856
1,456,000	C,S	5.000%, due 12/15/17	1,461,867
955,000	C,S	5.000%, due 05/15/20	952,159
1,846,935	C,S	5.000%, due 08/15/21	1,854,605
2,435,000	C,S	5.000%, due 04/15/23	2,373,416
902,000	C,S	5.000%, due 09/15/31	862,790
343,000	C,S	5.000%, due 02/15/32	333,083
1,949,000	C,S	5.000%, due 03/15/32	1,893,937
341,000	C,S	5.000%, due 04/15/32	336,661
8,000,000	W	5.000%, due 02/15/35	7,801,248
331,206	S	5.001%, due 04/01/35	325,303
2,173,000	C,S	5.250%, due 03/15/12	2,185,679
3,339,503	C,S	5.378%, due 05/15/33	3,309,812
4,531,619	C,S	5.500%, due 08/15/20	4,426,480
574,000	C,S	5.500%, due 12/15/20	573,032
367,000	C,S	5.500%, due 09/15/32	363,016
344,000	C,S	5.500%, due 10/15/32	341,599
306,000	C,S	5.500%, due 11/15/32	300,900
367,000	C,S	5.500%, due 07/15/33	364,876
461,332	S	5.500%, due 06/01/36	455,910
7,127,000	W	5.500%, due 02/12/37	7,108,071
6,970,111	C,S	6.000%, due 01/15/29	7,131,779
14,208,000	W	6.000%, due 02/01/34	14,405,576
275,253	S	6.500%, due 11/01/28	285,360
56,358	S	6.500%, due 12/01/31	58,289
2,336,000		6.500%, due 02/01/34	2,399,144
			68,558,874
		Federal National Mortgage Corporation: 2.4%
2,103,000	L	4.750%, due 11/19/12	2,178,685
27,242	C,S	4.750%, due 12/25/42	27,169
1,099,000	W	5.000%, due 02/15/20	1,099,515
1,163,711	S	5.000%, due 02/25/29	1,167,353
5,464,022	S	5.000%, due 08/01/37	5,251,256
1,136,000	C,S	5.400%, due 03/26/12	1,140,208
1,867,000	S	5.500%, due 05/25/30	1,858,562
488,084	S	5.500%, due 07/01/36	482,806
74,884	S	6.000%, due 06/01/16	76,763
365,874	S	6.000%, due 07/01/16	375,054
111,846	S	6.000%, due 08/01/16	114,652

Principal Amount			Value
$887		6.000%, due 10/01/16	$909
97,739	S	6.000%, due 10/01/16	100,192
434,157	S	6.000%, due 03/01/17	445,132
176,083	S	6.000%, due 04/01/17	180,533
263,511	S	6.000%, due 06/01/17	270,172
52,552	S	6.000%, due 09/01/17	53,881
73,208	S	6.000%, due 10/01/17	75,059
251,648	S	6.000%, due 11/01/17	257,962
278,356	S	6.000%, due 12/01/17	285,392
246,696	S	6.000%, due 12/01/18	252,565
3,667,471	S	6.000%, due 07/25/29	3,764,158
1,961,669	S	6.000%, due 04/25/31	2,024,073
2,054,000		6.500%, due 02/12/37	2,109,522
36,504	S	7.000%, due 06/01/29	38,507
805		7.000%, due 08/01/29	850
5,082	S	7.000%, due 10/01/29	5,361
83,243	S	7.000%, due 01/01/30	87,821
1,158,760	S	7.000%, due 06/01/31	1,222,403
12,056	S	7.000%, due 10/01/31	12,709
25,725	S	7.000%, due 01/01/32	27,119
6,989	S	7.000%, due 04/01/32	7,360
14,253	S	7.000%, due 05/01/32	15,010
37,966	S	7.000%, due 07/01/32	39,982
11,129	S	7.500%, due 11/01/29	11,900
70,252	S	7.500%, due 10/01/30	75,008
109,263	S	7.500%, due 11/01/30	116,660
596,473	C,S	7.500%, due 01/25/48	623,989
			25,876,252
Government National Mortgage Association: 0.3%
23,694	S	6.125%, due 12/20/29	23,964
91,820	S	6.375%, due 04/20/28	92,847
134,277	S	6.500%, due 10/15/31	139,237
418,508	S	7.000%, due 09/15/24	444,440
703,298	S	7.000%, due 10/15/24	746,870
120,473	S	7.000%, due 11/15/24	127,928
1,098,487	S	7.500%, due 12/15/23	1,171,095
			2,746,381
Total U.S. Government Agency Obligations (Cost $97,932,527)			98,454,226
U.S. TREASURY OBLIGATIONS: 10.0%
		U.S. Treasury Bonds: 1.0%
5,165,000	L	4.250%, due 11/15/17	5,256,601
4,610,000	L	4.750%, due 02/15/37	4,826,098
			10,082,699
		U.S. Treasury Notes: 8.0%
65,568,000	L	3.125%, due 11/30/09	65,660,254
14,756,000	L	3.375%, due 11/30/12	14,711,053
4,094,000	L	4.500%, due 05/15/10	4,231,853
			84,603,160
		Treasury Inflation Indexed Protected Securities: 1.0%
2,014,753	L	2.375%, due 04/15/11	2,100,696
1,957,117	S	2.375%, due 01/15/17	2,065,829
1,958,596	L	2.375%, due 01/15/25	2,056,833
4,112,472	L	3.875%, due 01/15/09	4,235,205
			10,458,563
Total U.S. Treasury Obligations (Cost $104,648,827)			105,144,422

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP BALANCED PORTFOLIO  AS OF DECEMBER 31, 2007 (CONTINUED)

Principal Amount			Value
ASSET-BACKED SECURITIES: 1.0%
		Automobile Asset-Backed Securities: 0.0%
$53,233	C,S	AmeriCredit Automobile Receivables Trust, 4.220%, due 07/06/09	$53,162
			53,162
		Credit Card Asset-Backed Securities: 0.1%
12,000	C,S	Bank One Issuance Trust, 4.540%, due 09/15/10	11,999
553,000	C,S	Citibank Credit Card Issuance Trust, 5.650%, due 09/20/19	561,986
			573,985
		Home Equity Asset-Backed Securities: 0.3%
2,707,000	C,S	GSAA Trust, 5.242%, due 06/25/34	2,706,857
428,000	#,C,S	Irwin Home Equity, 5.960%, due 08/25/37	376,506
153,045	C,S	Merrill Lynch Mortgage Investors, Inc., 5.225%, due 07/25/34	148,697
356	C	Renaissance Home Equity Loan Trust, 4.456%, due 05/25/35	354
428,000	C,S	Residential Funding Mortgage Securities II, Inc., 5.890%, due 05/25/37	417,980
			3,650,394
		Other Asset-Backed Securities: 0.6%
118,113	C,S	Amortizing Residential Collateral Trust, 5.365%, due 05/25/32	105,563
2,274	C,S	Chase Funding Mortgage Loan, 4.045%, due 05/25/33	2,213
125,362	C,S	Chase Funding Mortgage Loan, 5.165%, due 07/25/33	124,275
283	C	Countrywide Asset-Backed Certificates, 4.493%, due 02/25/36	282
104,000	C,S	Countrywide Asset-Backed Certificates, 5.689%, due 10/25/46	97,139
987,000	C,S	Credit-Based Asset Servicing and Securitization, LLC, 4.831%, due 08/25/35	968,194
1,583,000	C,S	Credit-Based Asset Servicing and Securitization, LLC, 5.501%, due 12/25/36	1,564,313
459,000	#,C,S	Credit-Based Asset Servicing and Securitization, LLC, 5.746%, due 12/25/37	452,904
241,000	#,C,S	Credit-Based Asset Servicing and Securitization, LLC, 6.020%, due 12/25/37	230,193

Principal Amount			Value
$748,000	C,S	Equity One, Inc., 5.050%, due 09/25/33	$727,427
121,931	C,S	Fannie Mae, 5.005%, due 04/25/35	121,959
927,000	#,C,S	Hudson Mezzanine Funding, 5.982%, due 06/12/42	23,175
719,000	C,S	Merrill Lynch Mortgage Investors, Inc., 5.609%, due 03/25/37	713,775
2,249	C,S	Popular Mortgage Pass-Through Trust, 4.000%, due 12/25/34	2,220
1,580	C,S	Popular Mortgage Pass-Through Trust, 4.596%, due 11/25/35	1,574
796,000	C,S	Renaissance Home Equity Loan Trust, 5.608%, due 05/25/36	789,323
39,221	C,S	Residential Asset Mortgage Products, Inc., 5.485%, due 06/25/33	38,882
482,300	C,S	Structured Asset Securities Corp., 4.910%, due 06/25/33	482,503
249,466	C,S	Structured Asset Securities Corp., 6.000%, due 03/25/34	249,133
			6,695,047
Total Asset-Backed Securities (Cost $12,007,803)			10,972,588
COLLATERALIZED MORTGAGE OBLIGATIONS: 9.5%
810,268	C,S	American Home Mortgage Assets, 5.708%, due 11/25/46	761,620
1,069,128	#,S	Astoria Depositor Corp., 7.902%, due 05/01/21	1,111,893
162,787	C,S	Banc of America Alternative Loan Trust, 6.493%, due 04/25/37	162,760
19,900,941	C,S,^	Banc of America Commercial Mortgage, Inc., 0.292%, due 01/15/49	412,274
100,000	C,S	Banc of America Commercial Mortgage, Inc., 4.161%, due 12/10/42	99,287
60,000	C,S	Banc of America Commercial Mortgage, Inc., 4.429%, due 11/10/39	59,369
10,000	C,S	Banc of America Commercial Mortgage, Inc., 4.502%, due 07/10/42	9,928
8,323	C,S	Banc of America Commercial Mortgage, Inc., 4.772%, due 07/11/43	8,349
10,000	C,S	Banc of America Commercial Mortgage, Inc., 4.877%, due 11/10/42	9,978
10,000	C,S	Banc of America Commercial Mortgage, Inc., 4.891%, due 07/10/45	9,880

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP BALANCED PORTFOLIO  AS OF DECEMBER 31, 2007 (CONTINUED)

Principal Amount			Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$516,000	C,S	Banc of America Commercial Mortgage, Inc., 5.463%, due 09/10/47	$474,436
160,000	C,S	Banc of America Commercial Mortgage, Inc., 6.186%, due 06/11/35	167,906
1,579,940	C,S	Banc of America Funding Corp., 5.260%, due 09/20/35	1,529,966
3,056,993	C,S	Banc of America Funding Corp., 5.653%, due 06/20/37	2,978,995
2,338,636	C,S	Banc of America Funding Corp., 5.750%, due 09/20/34	2,297,839
796,444	C,S	Banc of America Funding Corp., 5.843%, due 05/20/36	786,152
551,761	C,S	Banc of America Funding Corp., 7.000%, due 10/25/37	560,390
976,069	C,S	Banc of America Mortgage Securities, Inc., 5.177%, due 09/25/35	953,390
772,854	C,S	Banc of America Mortgage Securities, Inc., 5.250%, due 11/25/19	769,741
807,327	C,S	Banc of America Mortgage Securities, Inc., 5.500%, due 11/25/33	780,625
1,554,631	C,S	Banc of America Mortgage Securities, Inc., 5.500%, due 06/25/35	1,556,806
242,134	C,S	Bear Stearns Alternative-A Trust, 5.185%, due 07/25/34	241,665
26,000	C,S	Bear Stearns Commercial Mortgage Securities, 4.030%, due 02/13/46	25,759
392,000	S	Bear Stearns Commercial Mortgage Securities, 5.660%, due 09/11/41	366,598
1,000	C	Capco America Securitization Corp., 6.460%, due 10/15/30	1,009
1,924,676	C,S	Chase Manhattan Bank-First Union National Bank, 7.439%, due 08/15/31	1,991,409
2,262,038	C,S	Chase Mortgage Finance Corp., 5.409%, due 12/25/35	2,264,259
1,300,183	C,S	Chase Mortgage Finance Corp., 5.500%, due 11/25/35	1,300,924
780,351	C,S	Chaseflex Trust, 6.500%, due 02/25/37	784,496
663,849	C,S	Citigroup Mortgage Loan Trust, Inc., 5.612%, due 04/25/37	656,958
172,303	C,S	Citigroup Mortgage Loan Trust, Inc., 5.940%, due 06/25/36	170,804

Principal Amount			Value
$2,439,574	C,S	Citigroup Mortgage Loan Trust, Inc., 6.000%, due 11/25/35	$2,442,183
935,116	C,S	Citigroup Mortgage Securities, Inc., 5.500%, due 02/25/22	945,496
444,000	C,S	Commercial Mortgage Pass-Through Certificates, 4.221%, due 03/10/39	439,578
15,000	C,S	Commercial Mortgage Pass-Through Certificates, 3.600%, due 03/10/39	14,817
88,418	C,S	Countrywide Alternative Loan Trust, 5.165%, due 02/25/35	87,114
24,763	C,S	Countrywide Alternative Loan Trust, 5.407%, due 10/25/35	24,747
1,914,275	C,S	Countrywide Alternative Loan Trust, 5.500%, due 02/25/25	1,847,169
665,253	C,S	Countrywide Alternative Loan Trust, 5.668%, due 11/25/46	599,127
90,912	C,S	Countrywide Alternative Loan Trust, 6.000%, due 05/25/36	90,634
564,708	C,S	Countrywide Home Loan Mortgage Pass-Through Trust, 5.250%, due 10/25/35	530,429
585,651	C,S	Credit Suisse First Boston Mortgage Securities Corp., 3.727%, due 03/15/35	570,656
394,741	C,S	Credit Suisse First Boston Mortgage Securities Corp., 3.819%, due 05/15/36	386,554
10,000	C,S	Credit Suisse First Boston Mortgage Securities Corp., 4.801%, due 03/15/36	9,956
8,000	C,S	Credit Suisse First Boston Mortgage Securities Corp., 7.560%, due 04/15/62	8,560
1,236,760	C,S	Credit Suisse Mortgage Capital Certificates, 7.000%, due 08/25/36	1,249,473
36,715	C,S	DLJ Commercial Mortgage Corp., 6.240%, due 11/12/31	36,903
108,900	C,S	DLJ Commercial Mortgage Corp., 7.300%, due 06/10/32	111,973
949,341	C,S	First Horizon Alternative Mortgage Securities, 5.500%, due 08/25/35	927,687
571,162	C,S	First Horizon Asset Securities, Inc., 5.390%, due 10/25/35	569,887
770,640	C,S	First Horizon Asset Securities, Inc., 5.500%, due 12/25/35	770,219
1,500,000	C,S	First Union National Bank Commercial Mortgage, 6.663%, due 01/12/43	1,579,549

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP BALANCED PORTFOLIO  AS OF DECEMBER 31, 2007 (CONTINUED)

Principal Amount			Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$19,612,903	C,S,^	GE Capital Commercial Mortgage Corp., 0.507%, due 06/10/48	$299,921
578,191	C,S	GE Capital Commercial Mortgage Corp., 3.752%, due 07/10/39	572,483
1,000	C	GE Capital Commercial Mortgage Corp., 4.865%, due 07/10/39	1,004
249,971	C,S	GE Capital Commercial Mortgage Corp., 5.560%, due 06/10/38	253,628
1,461,393	C,S	GMAC Mortgage Corp. Loan Trust, 4.583%, due 10/19/33	1,426,089
1,738,697	C,S	GMAC Mortgage Corp. Loan Trust, 5.259%, due 03/18/35	1,684,243
169,064	C,S	GMAC Mortgage Corp. Loan Trust, 5.461%, due 11/19/35	165,950
15,686,014	#,C,S,^	Greenwich Capital Commercial Funding Corp., 0.323%, due 03/10/39	336,020
870,000	C,S	Greenwich Capital Commercial Funding Corp., 5.117%, due 04/10/37	872,062
474,000	C,S	Greenwich Capital Commercial Funding Corp., 5.534%, due 03/10/39	430,581
240,000	C,S	Greenwich Capital Commercial Funding Corp., 5.554%, due 03/10/39	215,401
192,000	C,S	Greenwich Capital Commercial Funding Corp., 5.613%, due 03/10/39	162,953
684,000	C,S	GS Mortgage Securities Corp. II, 5.627%, due 04/10/38	620,275
927,205	#,C,S	GSMPS 2005-RP1 1AF, 5.215%, due 01/25/35	916,571
813,796	#,C,S	GSMPS Mortgage Loan Trust, 5.189%, due 04/25/36	806,382
428,185	C,S	GSR Mortgage Loan Trust, 5.500%, due 07/25/35	422,247
251,676	C,S	Harborview Mortgage Loan Trust, 5.315%, due 01/19/35	243,078
345,269	C,S	Homebanc Mortgage Trust, 5.295%, due 08/25/29	345,068
247,424	C,S	JPMorgan Alternative Loan Trust, 5.507%, due 01/25/36	245,057
57,561,960	C,S,^	JPMorgan Chase Commercial Mortgage Securities Corp., 0.046%, due 01/12/43	75,222
15,000	C,S	JPMorgan Chase Commercial Mortgage Securities Corp., 4.223%, due 01/15/42	14,892

Principal Amount			Value
$1,000,000	C,S	JPMorgan Chase Commercial Mortgage Securities Corp., 4.262%, due 08/12/40	$993,401
14,000	C,S	JPMorgan Chase Commercial Mortgage Securities Corp., 4.865%, due 03/15/46	13,807
468,000	C,S	JPMorgan Chase Commercial Mortgage Securities Corp., 5.298%, due 05/15/47	468,943
152,000	C,S	JPMorgan Chase Commercial Mortgage Securities Corp., 5.455%, due 05/15/47	142,938
304,000	C,S	JPMorgan Chase Commercial Mortgage Securities Corp., 5.495%, due 05/15/47	279,054
141,856	C,S	JPMorgan Chase Commercial Mortgage Securities Corp., 5.833%, due 04/15/45	143,698
877,000	C,S	JPMorgan Chase Commercial Mortgage Securities Corp., 5.861%, due 04/15/45	898,561
4,075,901	C,S,^	LB-UBS Commercial Mortgage Trust, 0.485%, due 02/15/40	127,466
528,000	C,S	LB-UBS Commercial Mortgage Trust, 4.201%, due 12/15/29	524,753
1,000	C	LB-UBS Commercial Mortgage Trust, 4.567%, due 06/15/29	998
626,089	C,S	LB-UBS Commercial Mortgage Trust, 4.821%, due 04/15/30	624,564
231,000	C,S	LB-UBS Commercial Mortgage Trust, 4.836%, due 02/15/40	215,889
250,000	C,S	LB-UBS Commercial Mortgage Trust, 4.885%, due 09/15/30	249,626
10,000	C,S	LB-UBS Commercial Mortgage Trust, 4.998%, due 04/15/30	9,925
340,000	C,S	LB-UBS Commercial Mortgage Trust, 5.103%, due 11/15/30	340,803
620,000	C,S	LB-UBS Commercial Mortgage Trust, 5.287%, due 04/15/40	586,393
329,000	C,S	LB-UBS Commercial Mortgage Trust, 5.516%, due 11/15/38	291,782
246,000	C,S	LB-UBS Commercial Mortgage Trust, 5.533%, due 02/15/40	220,841

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP BALANCED PORTFOLIO  AS OF DECEMBER 31, 2007 (CONTINUED)

Principal Amount			Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$491,000	C,S	LB-UBS Commercial Mortgage Trust, 5.563%, due 02/15/40	$432,975
2,212,000	C,S	LB-UBS Commercial Mortgage Trust, 6.365%, due 12/15/28	2,327,218
3,171,069	C,S	LB-UBS Commercial Mortgage Trust, 7.370%, due 08/15/26	3,343,983
522,000	C,S	MASTR Alternative Loans Trust, 6.250%, due 07/25/36	525,306
53,826	C,S	MASTR Alternative Loans Trust, 6.500%, due 05/25/33	53,693
319,796	C,S	MASTR Alternative Loans Trust, 8.500%, due 05/25/33	321,151
13,019,292	#,C,S,^	Merrill Lynch Mortgage Trust, 0.177%, due 11/12/35	71,872
3,114,101	C,S,^	Merrill Lynch/ Countrywide Commercial Mortgage Trust, 0.545%, due 08/12/48	116,856
237,000	C,S	Merrill Lynch/ Countrywide Commercial Mortgage Trust, 5.479%, due 08/12/48	211,433
264,000	C,S	Merrill Lynch/ Countrywide Commercial Mortgage Trust, 5.509%, due 08/12/48	231,310
121,967	C,S	MLCC Mortgage Investors, Inc., 5.185%, due 01/25/29	121,385
160,000	C,S	Morgan Stanley Capital I, 5.007%, due 01/14/42	158,937
129,346	C,S	MortgageIT Trust, 5.235%, due 11/25/35	120,303
788,000	C,S	New York Mortgage Trust, Inc., 5.649%, due 05/25/36	795,327
447,492	C,S	Prime Mortgage Trust, 5.365%, due 02/25/35	440,726
107,489	C,S	Prudential Commercial Mortgage Trust, 3.669%, due 02/11/36	105,542
600,000	C,S	Prudential Securities Secured Financing Corp., 6.649%, due 07/15/08	600,679
1,043,918	C,S	RAAC Series, 5.250%, due 09/25/34	1,029,020
139,544	C,S	Sequoia Mortgage Trust, 5.219%, due 01/20/35	135,988
3,885	C,S	Structured Adjustable Rate Mortgage Loan Trust, 5.175%, due 07/25/35	3,644
238,930	C,S	Structured Asset Mortgage Investments, Inc., 5.205%, due 04/19/35	237,749
189,000	#,C,S	Wachovia Bank Commercial Mortgage Trust, 5.210%, due 10/15/44	173,065

Principal Amount			Value
$1,601,000	C,S	Wachovia Bank Commercial Mortgage Trust, 5.210%, due 10/15/44	$1,494,019
70,000	C,S	Wachovia Bank Commercial Mortgage Trust, 5.244%, due 07/15/42	70,302
758,000	C,S	Washington Mutual Mortgage Pass-Through Certificates, 3.795%, due 06/25/34	745,452
280,637	C,S	Washington Mutual Mortgage Pass-Through Certificates, 5.000%, due 12/25/18	277,686
372,083	C,S	Washington Mutual Mortgage Pass-Through Certificates, 5.175%, due 01/25/45	352,337
61,493	C,S	Washington Mutual Mortgage Pass-Through Certificates, 5.233%, due 06/25/44	60,605
1,303,258	C,S	Washington Mutual Mortgage Pass-Through Certificates, 5.496%, due 01/25/37	1,291,832
546,035	C,S	Washington Mutual Mortgage Pass-Through Certificates, 5.598%, due 07/25/47	504,187
2,576,519	C,S	Washington Mutual Mortgage Pass-Through Certificates, 5.683%, due 06/25/37	2,573,205
1,000,642	C,S	Washington Mutual Mortgage Pass-Through Certificates, 5.700%, due 06/25/37	988,093
1,019,520	C,S	Washington Mutual Mortgage Pass-Through Certificates, 5.708%, due 09/25/46	895,540
639,930	C,S	Washington Mutual Mortgage Pass-Through Certificates, 5.750%, due 02/25/36	636,771
69,968	C,S	Washington Mutual Mortgage Pass-Through Certificates, 5.758%, due 05/25/46	61,572
290,300	C,S	Washington Mutual Mortgage Pass-Through Certificates, 5.758%, due 06/25/46	270,022
221,839	C,S	Washington Mutual Mortgage Pass-through Certificates, 5.819%, due 06/25/37	217,933
2,119,452	C,S	Washington Mutual Mortgage Pass-Through Certificates, 5.877%, due 07/25/37	2,071,271

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP BALANCED PORTFOLIO  AS OF DECEMBER 31, 2007 (CONTINUED)

Principal Amount			Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$1,719,653	C,S	Washington Mutual Mortgage Pass-Through Certificates, 5.880%, due 07/25/37	$1,717,243
1,260,098	C,S	Washington Mutual Mortgage Pass-Through Certificates, 5.914%, due 07/25/37	1,255,353
1,563,989	C,S	Washington Mutual Mortgage Pass-Through Certificates, 6.000%, due 06/25/34	1,579,582
1,081,960	C,S	Washington Mutual Mortgage Pass-Through Certificates, 6.000%, due 07/25/36	1,079,537
1,445,000	C,S	Wells Fargo Mortgage-Backed Securities Trust, 3.500%, due 06/25/35	1,434,718
2,225,000	C,S	Wells Fargo Mortgage-Backed Securities Trust, 4.500%, due 08/25/18	2,148,991
617,000	C,S	Wells Fargo Mortgage-Backed Securities Trust, 4.790%, due 07/25/34	607,774
628,000	C,S	Wells Fargo Mortgage-Backed Securities Trust, 4.818%, due 07/25/34	610,899
730,304	C,S	Wells Fargo Mortgage-Backed Securities Trust, 4.892%, due 08/25/34	716,792
1,727,919	C,S	Wells Fargo Mortgage-Backed Securities Trust, 5.110%, due 03/25/36	1,683,168
2,415,113	C,S	Wells Fargo Mortgage-Backed Securities Trust, 5.387%, due 08/25/35	2,369,341
1,108,009	C,S	Wells Fargo Mortgage-Backed Securities Trust, 5.500%, due 12/25/35	1,085,817
1,648,565	C,S	Wells Fargo Mortgage-Backed Securities Trust, 5.500%, due 01/25/36	1,615,548
2,001,344	C,S	Wells Fargo Mortgage-Backed Securities Trust, 5.650%, due 12/25/36	1,968,172
1,520,254	C,S	Wells Fargo Mortgage-Backed Securities Trust, 5.940%, due 11/25/36	1,537,189
2,274,251	C,S	Wells Fargo Mortgage-Backed Securities Trust, 5.950%, due 10/25/36	2,300,149

Principal Amount			Value
$243,712	C,S	Wells Fargo Mortgage-Backed Securities Trust, 6.000%, due 06/25/36	$245,872
Total Collateralized Mortgage Obligations (Cost $102,305,482)			100,815,879
MUNICIPAL BONDS: 0.2%
		California: 0.1%
836,000	C,S	City of San Diego, 7.125%, due 06/01/32	764,698
			764,698
		Michigan: 0.1%
1,595,000	S	Michigan Tobacco Settlement Finance Authority, 7.309%, due 06/01/34	1,483,398
			1,483,398
Total Municipal Bonds (Cost $2,440,152)			2,248,096
Total Long-Term Investments (Cost $1,037,188,649)			1,053,819,059
Shares			Value
SHORT-TERM INVESTMENTS: 21.4%
		Money Market: 2.8%
29,000,000	**,S	ING Institutional Prime Money Market Fund	29,000,000
Total Money Market (Cost $29,000,000)			29,000,000

Principal Amount			Value
		Repurchase Agreement: 0.2%
$2,275,000	S	Goldman Sachs Repurchase Agreement dated 12/31/07, 4.150%, due 01/02/08, $2,275,525 to be received upon repurchase (Collateralized by $2,120,000 Federal Home Loan Mortgage Corporation, 5.750%, Market Value plus accrued interest $2,320,645, due 01/15/12)	2,275,000
Total Repurchase Agreement (Cost $2,275,000)			2,275,000
		Securities Lending Collateralcc: 18.4%
194,627,493		Bank of New York Mellon Corp. Institutional Cash Reserves	194,627,493
Total Securities Lending Collateral (Cost $194,627,493)			194,627,493
Total Short-Term Investments (Cost $225,902,493)			225,902,493

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP BALANCED PORTFOLIO  AS OF DECEMBER 31, 2007 (CONTINUED)

		Value
Total Investments in Securities (Cost $1,263,091,142)*	121.1%	$1,279,721,552
Other Assets and Liabilities - Net	(21.1)	(222,940,980)
Net Assets	100.0%	$1,056,780,572

@  Non-income producing security

@@  Foreign Issuer

ADR  American Depositary Receipt

MASTR  Mortgage Asset Securitization Transaction, Inc.

#  Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.

C  Bond may be called prior to maturity date.

P  Preferred Stock may be called prior to convertible date.

cc  Securities purchased with cash collateral for securities loaned.

W  When-issued or delayed delivery security

S  All or a portion of this security is segregated for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts.

I  Illiquid security

L  Loaned security, a portion or all of the security is on loan at December 31, 2007.

**  Investment in affiliate

^  Interest Only (IO) Security

Z  Indicates Zero Coupon Bond; rate shown reflects current effective yield.

BRL  Brazilian Real

*  Cost for federal income tax purposes is $1,266,059,411.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$50,950,699
Gross Unrealized Depreciation	(37,288,558)
Net Unrealized Appreciation	$13,662,141

At December 31, 2007 the following forward foreign currency contracts were outstanding for ING VP Balanced Portfolio:

Currency	Buy/Sell	Settlement Date	In Exchange For	Value	Unrealized Appreciation/ (Depreciation)
Euro			USD
EUR 2,880,356	Buy	1/14/08	4,218,463	4,212,352	$(6,110)
Euro EUR 2,866,132	Buy	1/14/08	4,196,743	4,191,551	(5,191)
					$(11,301)
Brazil Real BRL 960,500	Sell	1/31/08	526,128	536,965	$(10,838)
Euro EUR 2,880,356	Sell	1/14/08	4,206,800	4,212,352	(5,552)
Euro EUR 2,866,132	Sell	1/14/08	4,206,800	4,191,551	15,249
British Pound Sterling GBP 4,075,100	Sell	2/14/08	8,326,978	8,101,672	225,305
					$224,164

ING VP Balanced Portfolio Open Futures Contracts on December 31, 2007:

Contract Description	Number of Contracts	Notional Market Value	Expiration Date	Unrealized Appreciation/ (Depreciation)
Long Contracts
90-Day Eurodollar	250	$59,853,125	03/17/08	$294,502
90-Day Eurodollar	420	101,335,500	09/15/08	395,749
90-Day Sterling	75	17,723,221	09/17/08	16,144
90-Day Sterling	75	17,754,947	12/17/08	27,911
Australia 10-Year Bond	66	5,661,281	03/17/08	(16,944)
Canada 10-Year Bond	53	6,171,295	03/19/08	(41,296)
Euro-Bund	34	5,622,674	03/06/08	(120,790)
Euro-Schatz	93	14,053,270	03/06/08	(67,235)
Long Gilt	27	5,924,457	03/27/08	(23,801)
Russell Mini	1	77,220	03/20/08	1,618
S&P 500	3	1,107,900	03/19/08	(9,368)
S&P Mid 400 E-Mini	13	1,124,240	03/20/08	(2,945)
U.S. Treasury 2-Year Note	103	21,655,750	03/31/08	111,773
U.S. Treasury 5-Year Note	177	19,519,781	03/31/08	14,768
				$580,086
Short Contracts
90-Day Eurodollar	420	$(101,167,500)	09/14/09	$(456,643)
90-Day Sterling	75	(17,758,679)	09/16/09	(40,971)
90-Day Sterling	75	(17,747,482)	12/16/09	(35,311)
Fed Fund 30-Day	53	(21,216,051)	03/31/08	(79,124)
Fed Fund 30-Day	55	(22,034,992)	04/30/08	(96,619)
Fed Fund 30-Day	43	(17,255,130)	05/30/08	(126,780)
U.S. Treasury 10-Year Note	38	(4,308,844)	03/19/08	(54,720)
U.S. Treasury Long Bond	26	(3,025,750)	03/19/08	(64,253)
				$(954,421)

ING VP Balanced Portfolio Interest Rate Swap Agreements Outstanding on December 31, 2007:

	Termination Date	Notional Principal Amount		Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 4.04221% and pay a floating rate based on 3-month USD-LIBOR Counterparty: Citibank N.A., New York	12/13/09	USD	21,865,000	$64,316
Receive a floating rate based on 3-month USD-LIBOR and pay a fixed rate equal to 4.80031% Counterparty: Citibank N.A., New York	12/13/17	USD	5,226,000	(51,721)
				$12,595

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP BALANCED PORTFOLIO  AS OF DECEMBER 31, 2007 (CONTINUED)

ING VP Balanced Portfolio Credit Default Swap Agreements Outstanding on December 31, 2007:

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Termination Date		Notional Amount	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	Alcoa Inc. 5.375%, 01/15/13	Buy	(0.390)%	09/20/12	USD	809,000	$2,346
Citibank N.A., New York	Alcoa Inc. 5.375%, 01/15/13	Buy	(0.570)%	12/20/17	USD	2,022,000	10,409
JPMorgan
Chase Bank N.A., New York	Alcoa Inc. 5.375%, 01/15/13	Buy	(0.430)%	09/20/12	USD	438,000	518
Lehman Brothers Special Financing Inc.	Alcoa Inc. 5.375%, 01/15/13	Buy	(0.400)%	09/20/12	USD	876,000	2,165
UBS AG	Australia and New Zealand Banking Group 4.450%, 02/05/15	Buy	(0.350)%	09/20/17	USD	720,000	3,566
UBS AG	Australia and New Zealand Banking Group 4.450%, 02/05/15	Buy	(0.510)%	09/20/17	USD	661,000	10,217
Citibank N.A., New York	Bank of Scotland 5.125%, 12/05/13	Buy	(0.320)%	09/20/17	USD	928,000	45,095
Citibank N.A., New York	Bank of Scotland 5.125%, 12/05/13	Buy	(0.660)%	09/20/17	USD	938,000	21,306
Citibank N.A., New York	Bank of Scotland 5.125%, 12/05/13	Buy	(0.650)%	09/20/17	USD	436,000	10,235
UBS AG	Bank of Scotland 5.125%, 12/05/13	Buy	(0.410)%	09/20/17	USD	720,000	30,055
Merrill Lynch International	Belo Corp. 7.750%, 06/01/27	Buy	(2.050)%	12/20/17	USD	812,000	21,433
Citibank N.A., New York	Belo Corp. 8.000%, 11/01/08	Buy	(0.930)%	09/20/12	USD	482,000	19,852
Citibank N.A., New York	Belo Corp. 8.000%, 11/01/08	Buy	(1.400)%	09/20/14	USD	484,000	21,009
Citibank N.A., New York	BNP Paribas 5.250%, 12/17/12	Buy	(0.250)%	09/20/17	USD	928,000	15,198
Citibank N.A., New York	BNP Paribas 5.250%, 12/17/12	Buy	(0.520)%	09/20/17	USD	194,000	(921)
Citibank N.A., New York	BNP Paribas 5.250%, 12/17/12	Buy	(0.520)%	09/20/17	USD	436,000	(2,069)
Citibank N.A., New York	CDX.EM.6 Index	Buy	(1.400)%	12/20/11	USD	1,455,000	27,780
Citibank N.A., New York	CDX.EM.7 Index	Buy	(1.250)%	06/20/12	USD	2,488,000	(39,614)
Citibank N.A., New York	CDX.EM.7 Index	Buy	(1.250)%	06/20/12	USD	2,500,000	(61,962)
Citibank N.A., New York	CDX.EM.7 Index	Buy	(1.250)%	06/20/12	USD	629,000	(2,043)
UBS AG	CDX.EM.7 Index	Buy	(1.250)%	06/20/12	USD	2,024,000	(47,206)
UBS AG	CDX.EM.7 Index	Buy	(1.250)%	06/20/12	USD	1,532,000	(10,324)
UBS AG	CDX.EM.7 Index	Buy	(1.250)%	06/20/12	USD	1,979,501	(42,204)
UBS AG	CDX.EM.7 Index	Buy	(1.250)%	06/20/12	USD	1,557,000	(5,099)
UBS AG	CDX.NA.HY.8 Index	Buy	(2.750)%	06/20/12	USD	1,917,000	(352)
UBS AG	CDX.NA.HY.8 Index	Sell	2.750%	06/20/12	USD	1,866,000	40,947
Lehman Brothers Special Financing Inc.	CDX.NA.HY.8 Index (15-25% Tranche)	Buy	(4.750)%	06/20/12	USD	2,599,000	76,847
Citibank N.A., New York	CDX.NA.HY.9 Index	Buy	(3.750)%	12/20/12	USD	3,271,000	112,989
UBS AG	CDX.NA.HY.9 Index	Buy	(3.750)%	12/20/12	USD	2,757,000	34,112
Lehman Brothers Special Financing Inc.	CDX.NA.HY.9 Index (15-25% Tranche)	Sell	7.050%	12/20/12	USD	1,299,000	(7,950)
Lehman Brothers Special Financing Inc.	CDX.NA.HY.9 Index (15-25% Tranche)	Sell	6.500%	12/20/12	USD	1,577,000	(45,039)
Lehman Brothers Special Financing Inc.	CDX.NA.HY.9 Index (35-60% Tranche)	Sell	1.950%	12/20/12	USD	1,577,000	(72,000)
Lehman Brothers Special Financing Inc.	CDX.NA.HY.9 Index (35-60% Tranche)	Sell	2.600%	12/20/12	USD	2,926,000	(50,096)
Citibank N.A., New York	CDX.NA.IG.9 Index	Buy	(0.600)%	12/20/12	USD	1,000,000	1,799
Lehman Brothers Special Financing Inc.	CDX.NA.IG.9 Index	Buy	(0.600)%	12/20/12	USD	3,066,000	8,614
Goldman Sachs International	CDX.NA.IG.HVOL.9 Index	Buy	(1.400)%	12/20/12	USD	8,585,000	33,014
Lehman Brothers Special Financing Inc.	CDX.NA.IG.HVOL.9 Index	Buy	(1.400)%	12/20/12	USD	8,760,000	33,005
Lehman Brothers Special Financing Inc.	CDX.NA.IG.HVOL.9 Index	Buy	(1.400)%	12/20/12	USD	8,760,000	33,645

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP BALANCED PORTFOLIO  AS OF DECEMBER 31, 2007 (CONTINUED)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Termination Date		Notional Amount	Unrealized Appreciation/ (Depreciation)
Citibank N.A., New York	Centurytel Inc. 7.875%, 08/15/12	Buy	(0.730)%	09/20/12	USD	1,134,000	$(8,810)
Citibank N.A., New York	Centurytel Inc. 7.875%, 08/15/12	Buy	(0.720)%	09/20/12	USD	194,000	(1,424)
Merrill Lynch International	Centurytel Inc. 7.875%, 08/15/12	Buy	(0.740)%	09/20/12	USD	432,000	(3,541)
Citibank N.A., New York	CMS Energy Corp. 6.875%, 12/15/15	Sell	0.820%	03/20/12	USD	190,000	(2,627)
Merrill Lynch International	CMS Energy Corp. 6.875%, 12/15/15	Sell	0.840%	03/20/12	USD	1,020,000	(13,326)
Citibank N.A., New York	Computer Sciences Corp. 5.000%, 02/15/13	Buy	(0.780)%	09/20/17	USD	1,687,000	(22,909)
Lehman Brothers Special Financing Inc.	Countrywide Home Loan 4.000%, 03/22/11	Sell	8.700%	12/20/12	USD	83,000	(3,404)
UBS AG	Countrywide Home Loan 4.000%, 03/22/11	Sell	9.000%	12/20/12	USD	83,000	(2,749)
Citibank N.A., New York	Darden Restaurants Inc. 7.125%, 02/01/16	Buy	(0.610)%	12/20/12	USD	207,000	2,157
Morgan Stanley Capital Services Inc.	Domtar Corp. (Obligation not yet specified)	Buy	(2.650)%	09/20/11	USD	543,500	(10,920)
UBS AG	Domtar Corp. (Obligation not yet specified)	Sell	2.600%	09/20/11	USD	542,000	9,985
Barclays Bank PLC	Federative Republic of Brazil 12.250%, 03/06/30	Sell	0.240%	06/20/08	USD	2,799,000	(1,768)
Barclays Bank PLC	Federative Republic of Brazil 12.250%, 03/06/30	Buy	(0.725)%	06/20/12	USD	979,000	8,085
Barclays Bank PLC	Federative Republic of Brazil 12.250%, 03/06/30	Buy	(1.600)%	08/20/12	USD	800,000	(21,438)
Citibank N.A., New York	Federative Republic of Brazil 12.250%, 03/06/30	Sell	0.240%	07/20/08	USD	1,970,000	(1,459)
Citibank N.A., New York	Federative Republic of Brazil 12.250%, 03/06/30	Buy	(0.740)%	07/20/12	USD	492,000	4,004
Lehman Brothers Special Financing Inc.	Federative Republic of Brazil 12.250%, 03/06/30	Buy	(0.800)%	07/20/12	USD	884,000	5,162
UBS AG	Federative Republic of Brazil 12.250%, 03/06/30	Buy	(0.780)%	07/20/12	USD	2,037,500	13,565
UBS AG	Federative Republic of Brazil 12.250%, 03/06/30	Buy	(0.860)%	08/20/12	USD	568,000	2,156
UBS AG	Federative Republic of Brazil 12.250%, 03/06/30	Buy	(1.150)%	08/20/12	USD	1,376,000	(11,110)
Citibank N.A., New York	First Data Corp. 4.700%, 08/01/13	Buy	(5.350)%	12/20/12	USD	990,000	17,457
Citibank N.A., New York	First Data Corp. 4.700%, 08/01/13	Buy	(5.900)%	12/20/17	USD	559,000	12,090
Lehman Brothers Special Financing Inc.	First Data Corp. 4.700%, 08/01/13	Buy	(5.450)%	12/20/12	USD	812,000	11,242
Merrill Lynch International	First Data Corp. 4.700%, 08/01/13	Buy	(5.450)%	12/20/12	USD	1,219,000	16,878
Citibank N.A., New York	Ford Motor Co. 6.500%, 08/01/18	Sell	6.100%	12/20/12	USD	417,000	(24,019)
Barclays Bank PLC	Gannett Co. 6.375%, 04/01/12	Buy	(0.780)%	09/20/14	USD	765,000	8,040
Citibank N.A., New York	Gannett Co. 6.375%, 04/01/12	Buy	(0.690)%	06/20/14	USD	1,101,000	15,852
Citibank N.A., New York	Gannett Co. 6.375%, 04/01/12	Buy	(0.860)%	09/20/14	USD	499,000	2,972
Citibank N.A., New York	Gannett Co. 6.375%, 04/01/12	Buy	(0.770)%	09/20/14	USD	484,000	5,362
Citibank N.A., New York	Gannett Co. 6.375%, 04/01/12	Buy	(0.810)%	09/20/14	USD	484,000	4,260
Barclays Bank PLC	Georgia-Pacific Corp. 7.750%, 11/15/29	Sell	3.000%	09/20/12	USD	406,000	(6,384)
UBS AG	Georgia-Pacific Corp. 7.750%, 11/15/29	Sell	3.000%	09/20/12	USD	152,000	(2,390)

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP BALANCED PORTFOLIO  AS OF DECEMBER 31, 2007 (CONTINUED)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Termination Date		Notional Amount	Unrealized Appreciation/ (Depreciation)
Citibank N.A., New York	Goldman Sachs Group Inc. 6.600%, 01/15/12	Buy	(0.600)%	12/20/12	USD	786,000	$2,670
Citibank N.A., New York	Goldman Sachs Group Inc. 6.600%, 01/15/12	Buy	(0.960)%	12/20/12	USD	1,165,000	(14,599)
Citibank N.A., New York	Goldman Sachs Group Inc. 6.600%, 01/15/12	Buy	(0.640)%	12/20/12	USD	349,000	568
Lehman Brothers Special Financing Inc.	Goldman Sachs Group Inc. 6.600%, 01/15/12	Buy	(1.030)%	12/20/12	USD	803,000	(12,550)
Morgan Stanley Capital Services Inc.	Goldman Sachs Group Inc. 6.600%, 01/15/12	Buy	(1.030)%	12/20/12	USD	743,000	(11,612)
Lehman Brothers Special Financing Inc.	Harrah's Operating Co., Inc. 5.625%, 06/01/15	Sell	0.600%	03/20/08	USD	3,972,000	(17,141)
UBS AG	HSBC Bank PLC 4.250%, 03/18/16	Buy	(0.400)%	09/20/17	USD	720,000	14,434
UBS AG	LCDX.NA.8 Index	Buy	(1.200)%	06/20/12	USD	3,775,921	(7,962)
UBS AG	LCDX.NA.8 Index	Buy	(1.200)%	06/20/12	USD	635,945	(6,278)
UBS AG	LCDX.NA.8 Index	Sell	1.200%	06/20/12	USD	7,551,843	(157,724)
UBS AG	LCDX.NA.8 Index	Sell	1.200%	06/20/12	USD	1,969,800	46,249
Citibank N.A., New York	Lehman Brothers Hldgs. 6.625%, 01/18/12	Buy	(1.100)%	12/20/12	USD	349,000	1,768
Citibank N.A., New York	Lehman Brothers Hldgs. 6.625%, 01/18/12	Buy	(1.100)%	12/20/12	USD	349,000	1,768
Barclays Bank PLC	Lloyds TSB Group PLC 5.875%, 07/08/14	Buy	(0.500)%	12/20/17	USD	373,000	832
Citibank N.A., New York	Louisiana-Pacific Corp. 8.875%, 08/15/10	Buy	(2.000)%	12/20/12	USD	461,000	11,459
Citibank N.A., New York	Louisiana-Pacific Corp. 8.875%, 08/15/10	Buy	(2.100)%	12/20/12	USD	829,000	17,135
Morgan Stanley Capital Services Inc.	Louisiana-Pacific Corp. 8.875%, 08/15/10	Buy	(2.230)%	12/20/12	USD	743,000	11,315
UBS AG	Louisiana-Pacific Corp. 8.875%, 08/15/10	Buy	(2.000)%	12/20/12	USD	485,000	12,055
Lehman Brothers Special Financing Inc.	Macquarie Bank Ltd. FRN, 09/18/15	Buy	(1.200)%	12/20/12	USD	2,836,000	(8,145)
Lehman Brothers Special Financing Inc.	Macquarie Bank Ltd. FRN, 09/18/15	Sell	1.300%	12/20/17	USD	1,689,000	(2,940)
Barclays Bank PLC	Merrill Lynch & Co. 5.000%, 01/15/15	Buy	(0.860)%	09/20/12	USD	1,746,000	32,193
UBS AG	Merrill Lynch & Co. 5.000%, 01/15/15	Buy	(0.830)%	09/20/12	USD	191,000	3,758
Barclays Bank PLC	Morgan Stanley 6.600%, 04/01/12	Buy	(1.040)%	12/20/12	USD	745,000	1,097
Citibank N.A., New York	Morgan Stanley 6.600%, 04/01/12	Buy	(1.080)%	12/20/12	USD	1,165,000	(316)
Citibank N.A., New York	Norbord Inc. 7.250%, 07/01/12	Sell	2.200%	06/20/12	USD	193,000	(14,321)
Citibank N.A., New York	Norbord Inc. 7.250%, 07/01/12	Buy	(2.450)%	12/20/17	USD	1,108,000	99,993
Credit Suisse International	Norbord Inc. 7.250%, 07/01/12	Buy	(1.450)%	06/20/14	USD	1,448,000	183,252
UBS AG	Norbord Inc. 7.250%, 07/01/12	Buy	(1.500)%	06/20/12	USD	193,000	19,199
UBS AG	Norbord Inc. 7.250%, 07/01/12	Buy	(2.400)%	12/20/17	USD	440,000	41,049
Lehman Brothers Special Financing Inc.	Radian Group Inc. 5.375%, 06/15/15	Sell	3.900%	09/20/14	USD	1,887,900	(130,993)
UBS AG	Radian Group Inc. 5.375%, 06/15/15	Buy	(0.850)%	09/20/14	USD	1,887,900	374,157
Lehman Brothers Special Financing Inc.	Residential Capital LLC 6.500%, 04/17/13	Sell	5.000%	12/20/12	USD	302,000	4,851
Citibank N.A., New York	Royal Bank of Scotland PLC 6.000%, 05/10/13	Buy	(0.290)%	09/20/17	USD	928,000	35,422
UBS AG	Royal Bank of Scotland PLC 6.000%, 05/10/13	Buy	(0.400)%	09/20/17	USD	720,000	21,401
Citibank N.A., New York	Simon Property Group LP 6.350%, 08/28/12	Buy	(0.380)%	09/20/12	USD	200,000	6,462

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP BALANCED PORTFOLIO  AS OF DECEMBER 31, 2007 (CONTINUED)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Termination Date		Notional Amount	Unrealized Appreciation/ (Depreciation)
Citibank N.A., New York	Societe Generale 6.625%, 04/27/15	Buy	(0.510)%	09/20/17	USD	194,000	$(707)
Citibank N.A., New York	Societe Generale 6.625%, 04/27/15	Buy	(0.510)%	09/20/17	USD	436,000	(1,588)
UBS AG	Societe Generale 6.625%, 04/27/15	Buy	(0.380)%	09/20/17	USD	720,000	4,693
Barclays Bank PLC	Standard Chartered Bank 3.625%, 02/03/17	Buy	(0.750)%	12/20/17	USD	373,000	220
Citibank N.A., New York	Standard Chartered Bank 3.625%, 02/03/17	Buy	(0.670)%	09/20/17	USD	194,000	1,285
UBS AG	Standard Chartered Bank 3.625%, 02/03/17	Buy	(0.420)%	09/20/17	USD	720,000	18,622
Goldman Sachs International	Temple-Inland Inc. 7.875%, 05/01/12	Buy	(1.040)%	03/20/14	USD	414,000	1,689
JPMorgan Chase Bank N.A., New York	Temple-Inland Inc. 7.875%, 05/01/12	Buy	(0.890)%	03/20/14	USD	905,000	10,907
JPMorgan Chase Bank N.A., New York	Temple-Inland Inc. 7.875%, 05/01/12	Buy	(1.020)%	03/20/14	USD	1,181,000	6,074
Morgan Stanley Capital Services Inc.	Temple-Inland Inc. 7.875%, 05/01/12	Buy	(0.900)%	03/20/14	USD	793,000	9,136
Morgan Stanley Capital Services Inc.	Temple-Inland Inc. 7.875%, 05/01/12	Buy	(1.600)%	09/20/17	USD	811,000	(19,051)
UBS AG	Temple-Inland Inc. 7.875%, 05/01/12	Buy	(0.900)%	03/20/14	USD	847,000	9,758
UBS AG	Toll Bros Finance Corp. 6.875%, 11/15/12	Buy	(1.000)%	06/20/12	USD	1,756,000	110,498
Citibank N.A., New York	United Mexican States 7.500%, 04/08/33	Sell	0.160%	07/20/08	USD	2,986,000	(310)
Citibank N.A., New York	United Mexican States 7.500%, 04/08/33	Buy	(0.355)%	07/20/12	USD	373,000	4,519
UBS AG	United Mexican States 7.500%, 04/08/33	Buy	(0.620)%	08/20/12	USD	1,453,000	2,227
Bear Stearns Credit Products Inc.	UST Inc. 6.625%, 07/15/12	Buy	(0.280)%	03/20/14	USD	2,475,000	9,549
Bear Stearns Credit Products Inc.	UST Inc. 6.625%, 07/15/12	Buy	(0.380)%	03/20/17	USD	990,000	4,120
Merrill Lynch International	Washington Mutual, Inc. 5.250%, 09/15/17	Buy	(3.150)%	12/20/12	USD	1,752,000	64,557
UBS AG	Westpac Banking Corp. 5.875%, 04/29/18	Buy	(0.350)%	09/20/17	USD	720,000	19,535
UBS AG	Westpac Banking Corp. 5.875%, 04/29/18	Buy	(0.510)%	09/20/17	USD	661,000	9,864
Citibank N.A., New York	Weyerhaeuser Co. 6.750%, 03/15/12	Buy	(0.580)%	03/20/14	USD	157,000	3,797
JPMorgan Chase Bank N.A., New York	Weyerhaeuser Co. 6.750%, 03/15/12	Buy	(0.640)%	03/20/14	USD	974,000	20,438
Lehman Brothers Special Financing Inc.	Weyerhaeuser Co. 6.750%, 03/15/12	Buy	(0.570)%	03/20/14	USD	905,000	22,367
Morgan Stanley Capital Services Inc.	Weyerhaeuser Co. 6.750%, 03/15/12	Buy	(0.600)%	03/20/14	USD	1,644,000	38,002
Morgan Stanley Capital Services Inc.	Weyerhaeuser Co. 6.750%, 03/15/12	Buy	(0.880)%	03/20/17	USD	909,000	18,255
Barclays Bank PLC	Weyerhaeuser Co. 7.125%, 07/15/23	Sell	0.780%	09/20/12	USD	874,000	(4,897)
Lehman Brothers Special Financing Inc.	Weyerhaeuser Co. 7.125%, 07/15/23	Sell	0.780%	09/20/12	USD	740,000	(4,146)
Lehman Brothers Special Financing Inc.	Weyerhaeuser Co. 7.125%, 07/15/23	Sell	0.770%	09/20/12	USD	1,840,000	(11,090)
UBS AG	Weyerhaeuser Co. 7.125%, 07/15/23	Sell	0.790%	09/20/12	USD	606,000	(3,138)
Citibank N.A., New York	Williams Partners LP 7.500%, 06/15/11	Sell	1.030%	03/20/12	USD	1,036,947	12,467
UBS AG	XL Capital Assurance Inc. (no specified obligation)	Buy	(6.400)%	12/20/12	USD	247,000	(2,398)
UBS AG	XL Capital Ltd. 5.250%, 09/15/14	Buy	(0.610)%	09/20/16	USD	1,025,000	45,381
UBS AG	XL Capital Ltd. 5.250%, 09/15/14	Buy	(0.610)%	09/20/16	USD	2,050,000	90,761
							$1,280,168

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP GROWTH AND INCOME PORTFOLIO  AS OF DECEMBER 31, 2007

Shares			Value
COMMON STOCK: 97.0%
		Aerospace/Defense: 1.1%
324,300	@,L	BE Aerospace, Inc.	$17,155,470
177,450		United Technologies Corp.	13,582,023
			30,737,493
		Agriculture: 2.5%
940,438		Altria Group, Inc.	71,078,304
			71,078,304
		Apparel: 0.3%
156,250		Nike, Inc.	10,037,500
			10,037,500
		Banks: 4.6%
780,755		Bank of America Corp.	32,213,951
174,465		Bank of New York Mellon Corp.	8,506,913
227,850	L	Cullen/Frost Bankers, Inc.	11,542,881
345,400		PNC Financial Services Group, Inc.	22,675,510
348,300		State Street Corp.	28,281,960
799,700		US Bancorp.	25,382,478
			128,603,693
		Beverages: 1.7%
119,200		Anheuser-Busch Cos., Inc.	6,238,928
329,200		Coca-Cola Co.	20,203,004
276,150		PepsiCo, Inc.	20,959,785
			47,401,717
		Chemicals: 1.0%
282,000		Air Products & Chemicals, Inc.	27,813,660
			27,813,660
		Computers: 2.6%
171,200	@	Apple, Inc.	33,911,296
1,054,200	@,L	Dell, Inc.	25,838,442
591,950	L	Seagate Technology, Inc.	15,094,725
2,600		Seagate Technology, Inc.-Escrow	—
			74,844,463
		Cosmetics/Personal Care: 2.4%
906,692		Procter & Gamble Co.	66,569,327
			66,569,327
		Diversified Financial Services: 6.7%
151,400	L	Bear Stearns Cos., Inc.	13,361,050
1,055,476	L	Citigroup, Inc.	31,073,213
1,377,250		Invesco Ltd.	43,218,105
998,950		JPMorgan Chase & Co.	43,604,168
309,800	@@,L	Lazard Ltd.	12,602,664
581,000	L	Lehman Brothers Holdings, Inc.	38,020,640
347,600	@,L	TD Ameritrade Holding Corp.	6,972,856
			188,852,696
		Electric: 3.3%
321,500		Exelon Corp.	26,247,260
824,150	@,L	NRG Energy, Inc.	35,718,661
398,100	L	NSTAR	14,419,182
406,500		PG&E Corp.	17,516,085
			93,901,188

Shares			Value
		Environmental Control: 1.4%
1,206,550		Waste Management, Inc.	$39,417,989
			39,417,989
		Food: 1.2%
1,039,083		Kraft Foods, Inc.	33,905,278
			33,905,278
		Healthcare-Products: 4.7%
1,383,260		Johnson & Johnson	92,263,442
986,600	@	St. Jude Medical, Inc.	40,095,424
			132,358,866
		Healthcare-Services: 1.1%
345,647	@,W,L	Covance, Inc.	29,939,943
			29,939,943
		Holding Companies-Diversified: 0.9%
723,100	@,@@	GEA Group AG	24,774,666
			24,774,666
		Home Furnishings: 0.3%
316,350	L	Tempur-Pedic International, Inc.	8,215,610
			8,215,610
		Household Products/Wares: 0.5%
207,350		Kimberly-Clark Corp.	14,377,649
			14,377,649
		Insurance: 4.7%
355,300		American International Group, Inc.	20,713,990
432,800	L	Assurant, Inc.	28,954,320
1,108,450	L	MBIA, Inc.	20,650,424
375,700	L	Principal Financial Group, Inc.	25,863,188
472,000		Protective Life Corp.	19,361,440
333,100		Travelers Cos., Inc.	17,920,780
			133,464,142
		Internet: 3.1%
127,000	@	Google, Inc.-Class A	87,817,960
			87,817,960
		Investment Companies: 0.4%
692,262		KKR Private Equity Investors LP	12,571,478
			12,571,478
		Media: 2.4%
1,957,750		News Corp.-Class A	40,114,298
562,900		Time Warner, Inc.	9,293,479
540,100	L	Walt Disney Co.	17,434,428
			66,842,205
		Metal Fabricate/Hardware: 1.4%
291,300		Precision Castparts Corp.	40,403,310
			40,403,310
		Mining: 2.0%
739,900		Alcoa, Inc.	27,043,345
290,400		Freeport-McMoRan Copper & Gold, Inc.	29,748,576
			56,791,921

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP GROWTH AND INCOME PORTFOLIO  AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value
		Miscellaneous Manufacturing: 4.7%
834,850	L	Cooper Industries Ltd.	$44,146,868
1,479,231		General Electric Co.	54,835,093
545,996		Roper Industries, Inc.	34,146,590
			133,128,551
		Oil & Gas: 9.4%
285,100		Apache Corp.	30,659,654
1,382,715		ExxonMobil Corp.	129,546,568
194,580	@@	Royal Dutch Shell PLC ADR	16,381,541
507,700		Sunoco, Inc.	36,777,788
245,750		Tesoro Petroleum Corp.	11,722,275
762,688		XTO Energy, Inc.	39,171,656
			264,259,482
		Oil & Gas Services: 2.1%
1,065,300		BJ Services Co.	25,844,178
653,827		Halliburton Co.	24,786,582
102,300		Schlumberger Ltd.	10,063,251
			60,694,011
		Pharmaceuticals: 6.3%
1,110,150		Abbott Laboratories	62,334,923
166,598	@	Gilead Sciences, Inc.	7,665,174
554,300	@,L	Hospira, Inc.	23,635,352
997,400		Merck & Co., Inc.	57,958,914
580,950	@@,L	Teva Pharmaceutical Industries Ltd. ADR	27,002,556
			178,596,919
		Retail: 4.7%
871,900	@,L	Aeropostale, Inc.	23,105,350
599,200		CVS Caremark Corp.	23,818,200
633,550	L	Home Depot, Inc.	17,067,837
321,700	@,L	Kohl's Corp.	14,733,860
845,100	L	Liz Claiborne, Inc.	17,197,785
171,350		McDonald's Corp.	10,094,229
470,150		TJX Cos., Inc.	13,507,410
252,200		Wal-Mart Stores, Inc.	11,987,066
			131,511,737
		Savings & Loans: 0.5%
736,550	L	People's United Financial, Inc.	13,110,590
			13,110,590
		Semiconductors: 5.0%
2,784,350		Intel Corp.	74,230,766
1,062,050		Maxim Integrated Products	28,123,084
3,966,998	@@	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	39,511,300
			141,865,150
		Software: 5.9%
493,350	@,L	Adobe Systems, Inc.	21,080,846
3,237,011	L	Microsoft Corp.	115,237,592
1,284,550	@	Oracle Corp.	29,005,139
			165,323,577
		Telecommunications: 7.0%
1,216,350		AT&T, Inc.	50,551,506
1,990,450	@	Cisco Systems, Inc.	53,881,482
1,069,050		Qualcomm, Inc.	42,067,118

Shares			Value
2,210,700	@,L	Qwest Communications International, Inc.	$15,497,007
806,600		Verizon Communications, Inc.	35,240,354
			197,237,467
		Toys/Games/Hobbies: 1.1%
53,000	@@	Nintendo Co., Ltd.	31,119,055
			31,119,055
Total Common Stock (Cost $2,420,852,039)			2,737,567,597
Principal Amount			Value
RIGHTS: 0.0%
		Electric: 0.0%
$20,000,000	X	Mirant Corp.-Escrow, due 06/15/21	—
10,000,000	X	Southern Energy Escrow, due 07/15/09	—
Total Rights (Cost $—)			—
Total Long-Term Investments (Cost $2,420,852,039)			2,737,567,597
Shares			Value
SHORT-TERM INVESTMENTS: 14.2%
		Mutual Fund: 2.1%
59,925,000	**,S	ING Institutional Prime Money Market Fund	59,925,000
Total Mutual Fund (Cost $59,925,000)			59,925,000

Principal Amount		Value
	Repurchase Agreement: 0.2%
$5,682,000	Deutsche Bank Repurchase Agreement dated 12/31/07, 4.250%, due 01/02/08, $5,683,342 to be received upon repurchase (Collateralized by $5,804,000 Federal Home Loan Bank, Discount Note, Market Value $5,796,455, due 01/11/08)	5,682,000
Total Repurchase Agreement (Cost $5,682,000)		5,682,000

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP GROWTH AND INCOME PORTFOLIO  AS OF DECEMBER 31, 2007 (CONTINUED)

Principal Amount		Value
	Securities Lending Collateralcc: 11.9%
$336,741,398	Bank of New York Mellon Corp. Institutional Cash Reserves	$336,741,398
Total Securities Lending Collateral (Cost $336,741,398)		336,741,398
Total Short-Term Investments (Cost $402,348,398)		402,348,398

Total Investments in Securities (Cost $2,823,200,437)*	111.2%	$3,139,915,995
Other Assets and Liabilities - Net	(11.2)	(317,420,997)
Net Assets	100.0%	$2,822,494,998

@  Non-income producing security

@@  Foreign Issuer

ADR  American Depositary Receipt

cc  Securities purchased with cash collateral for securities loaned.

W  When-issued or delayed delivery security

S  All or a portion of this security is segregated for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts.

L  Loaned security, a portion or all of the security is on loan at December 31, 2007.

X  Fair value determined by ING Funds Valuation Committee appointed by the Fund's Board of Directors/Trustees.

**  Investment in affiliate

*  Cost for federal income tax purposes is $2,840,254,096
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$392,250,994
Gross Unrealized Depreciation	(92,589,095)
Net Unrealized Appreciation	$299,661,899

ING VP Growth and Income Portfolio Open Futures Contracts on December 31, 2007:

Contract Description	Number of Contracts	Notional Market Value	Expiration Date	Unrealized Depreciation
Long Contracts
S&P 500	55	$20,311,500	03/19/08	$(272,929)
				$(272,929)

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP GROWTH PORTFOLIO  AS OF DECEMBER 31, 2007

Shares			Value
COMMON STOCK: 98.2%
		Aerospace/Defense: 6.7%
11,000		Goodrich Corp.	$776,710
21,200		L-3 Communications Holdings, Inc.	2,245,928
52,200		Lockheed Martin Corp.	5,494,572
28,600		Northrop Grumman Corp.	2,249,104
			10,766,314
		Apparel: 2.6%
64,000		Nike, Inc.	4,111,360
			4,111,360
		Banks: 0.5%
5,400	@@	Uniao de Bancos Brasileiros SA GDR	754,056
			754,056
		Beverages: 5.4%
60,600		Anheuser-Busch Cos., Inc.	3,171,804
79,300		Pepsi Bottling Group, Inc.	3,129,178
31,200		PepsiCo, Inc.	2,368,080
			8,669,062
		Biotechnology: 5.3%
43,800	@	Invitrogen Corp.	4,091,358
290,800	@	Millennium Pharmaceuticals, Inc.	4,356,184
			8,447,542
		Chemicals: 7.7%
21,800		CF Industries Holdings, Inc.	2,399,308
16,800	@	Mosaic Co.	1,584,912
33,700	@@	Potash Corp. of Saskatchewan	4,851,452
62,300		Sigma-Aldrich Corp.	3,401,580
			12,237,252
		Commercial Services: 0.8%
14,200	@	ITT Educational Services, Inc.	1,210,834
			1,210,834
		Computers: 4.9%
29,100	@	Apple, Inc.	5,764,128
84,200		Seagate Technology, Inc.	2,147,100
			7,911,228
		Diversified Financial Services: 2.6%
39,600		Federated Investors, Inc.	1,629,936
11,700		Goldman Sachs Group, Inc.	2,516,085
			4,146,021
		Electric: 0.6%
10,100		Constellation Energy Group, Inc.	1,035,553
			1,035,553
		Electronics: 2.6%
47,600		Applera Corp. - Applied Biosystems Group	1,614,592
205,700	@,@@	Flextronics International Ltd.	2,480,742
			4,095,334
		Food: 1.7%
18,000		General Mills, Inc.	1,026,000
45,500	@@	Unilever NV ADR	1,658,930
			2,684,930

Shares			Value
		Healthcare-Services: 8.9%
96,500		Aetna, Inc.	$5,570,945
38,700	@	Coventry Health Care, Inc.	2,292,975
83,400	@	Humana, Inc.	6,280,854
			14,144,774
		Household Products/Wares: 1.5%
18,400	@	Fossil, Inc.	772,432
22,900		Kimberly-Clark Corp.	1,587,886
			2,360,318
		Insurance: 1.7%
22,400	@@	Axis Capital Holdings Ltd.	872,928
6,800	@@	Everest Re Group Ltd.	682,720
6,800	@@	RenaissanceRe Holdings Ltd.	409,632
15,000		Travelers Cos., Inc.	807,000
			2,772,280
		Internet: 5.4%
60,000	@	Amazon.com, Inc.	5,558,400
96,100	@	Expedia, Inc.	3,038,682
			8,597,082
		Miscellaneous Manufacturing: 4.4%
16,700		Eaton Corp.	1,619,065
51,100		Parker Hannifin Corp.	3,848,341
10,400	@@	Siemens AG ADR	1,636,544
			7,103,950
		Oil & Gas: 9.9%
50,000		Chevron Corp.	4,666,500
6,800	@@	Encana Corp.	462,128
45,500		ExxonMobil Corp.	4,262,895
69,100	@@	Petro-Canada	3,705,142
19,900	@@	Royal Dutch Shell PLC ADR	1,675,580
7,065	@	Transocean, Inc.	1,011,355
			15,783,600
		Pharmaceuticals: 4.3%
72,400	@	Express Scripts, Inc.	5,285,200
38,700	@@	Herbalife Ltd.	1,558,836
			6,844,036
		Retail: 0.9%
12,600	@	Autozone, Inc.	1,510,866
			1,510,866
		Savings & Loans: 0.5%
55,600		Hudson City Bancorp., Inc.	835,112
			835,112
		Semiconductors: 6.3%
211,700		Intel Corp.	5,643,922
128,200	@	Nvidia Corp.	4,361,364
			10,005,286
		Software: 7.1%
87,100	@	BMC Software, Inc.	3,104,244
191,600		CA, Inc.	4,780,420
96,900		Microsoft Corp.	3,449,640
			11,334,304

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP GROWTH PORTFOLIO  AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value
		Telecommunications: 5.9%
9,000	@@	China Mobile Ltd. ADR	$781,830
74,100		Harris Corp.	4,644,588
81,700	@@	Nokia OYJ ADR	3,136,463
29,000	@@	Turkcell Iletisim Hizmet AS ADR	799,530
			9,362,411
Total Common Stock (Cost $150,452,736)			156,723,505
EXCHANGE-TRADED FUNDS: 1.9%
		Exchange-Traded Funds: 1.9%
26,000		Financial Select Sector SPDR Fund	752,180
36,700		iShares Russell 1000 Growth	2,230,626
Total Exchange-Traded Funds (Cost $3,077,807)			2,982,806
Total Long-Term Investments (Cost $153,530,543)			159,706,311
SHORT-TERM INVESTMENTS: 0.5%
		Mutual Fund: 0.3%
525,000	**	ING Institutional Prime Money Market Fund	525,000
Total Mutual Fund (Cost $525,000)			525,000

Principal Amount		Value
REPURCHASE AGREEMENT: 0.2%
$321,000	Morgan Stanley Repurchase Agreement dated 12/31/07, 4.250%, due 01/02/08, $321,076 to be received upon repurchase (Collateralized by $330,000 Federal Home Loan Bank, Discount Note, Market Value $329,373, due 01/16/08)	321,000
Total Repurchase Agreement (Cost $321,000)		321,000
Total Short-Term Investments (Cost $846,000)		846,000

Total Investments in Securities (Cost $154,376,543)*	100.6%	$160,552,311
Other Assets and Liabilities - Net	(0.6)	(956,886)
Net Assets	100.0%	$159,595,425

@  Non-income producing security

@@  Foreign Issuer

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

**  Investment in affiliate

*  Cost for federal income tax purposes is $154,627,938

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$8,221,594
Gross Unrealized Depreciation	(2,297,221)
Net Unrealized Appreciation	$5,924,373

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP SMALL COMPANY PORTFOLIO  AS OF DECEMBER 31, 2007

Shares			Value
COMMON STOCK: 91.8%
		Advertising: 0.3%
60,200	@	inVentiv Health, Inc.	$1,863,792
			1,863,792
		Aerospace/Defense: 2.4%
92,800	L	DRS Technologies, Inc.	5,036,256
123,700	@,L	Moog, Inc.	5,666,697
69,300	@	Teledyne Technologies, Inc.	3,695,769
			14,398,722
		Apparel: 0.9%
134,522	@,@@,L	Gildan Activewear, Inc.	5,536,926
			5,536,926
		Auto Parts & Equipment: 0.3%
143,400	L	ArvinMeritor, Inc.	1,682,082
			1,682,082
		Banks: 5.5%
525,114	L	Bank Mutual Corp.	5,550,455
143,050	L	Boston Private Financial Holdings, Inc.	3,873,794
112,825		Chittenden Corp.	4,018,827
244,950		FirstMerit Corp.	4,901,450
152,869	L	Prosperity Bancshares, Inc.	4,492,820
131,100	@	Signature Bank	4,424,625
73,702	L	UMB Financial Corp.	2,827,209
126,200	L	Whitney Holding Corp.	3,300,130
			33,389,310
		Biotechnology: 1.0%
580,800	@,L	Human Genome Sciences, Inc.	6,063,552
			6,063,552
		Chemicals: 3.5%
107,300		Albemarle Corp.	4,426,125
65,800		Cytec Industries, Inc.	4,051,964
144,800		Hercules, Inc.	2,801,880
78,000	@,L	Terra Industries, Inc.	3,725,280
163,500	L	UAP Holding Corp.	6,311,100
			21,316,349
		Commercial Services: 3.2%
32,900	@,L	Advisory Board Co.	2,111,851
87,000	L	Arbitron, Inc.	3,616,590
48,200	@,L	Exponent, Inc.	1,303,328
79,200	@,L	FTI Consulting, Inc.	4,881,888
195,000	@,L	Geo Group, Inc.	5,460,000
125,200	@,L	TrueBlue, Inc.	1,812,896
			19,186,553
		Computers: 3.3%
96,100	@,L	CACI International, Inc.	4,302,397
254,000	@	Electronics for Imaging	5,709,920
108,200	@,@@,L	Logitech International	3,964,448
311,000	@,L	Mentor Graphics Corp.	3,352,580
34,700	@,L	Micros Systems, Inc.	2,434,552
			19,763,897
		Distribution/Wholesale: 1.2%
245,560	@,L	Brightpoint, Inc.	3,771,802
80,713	L	Owens & Minor, Inc.	3,424,653
			7,196,455

Shares			Value
		Diversified Financial Services: 3.4%
38,475	@,L	GFI Group, Inc.	$3,682,827
54,500	L	Greenhill & Co., Inc.	3,623,160
104,550	@	Investment Technology Group, Inc.	4,975,535
86,712	@,L	Piper Jaffray Cos.	4,016,500
122,803		Waddell & Reed Financial, Inc.	4,431,960
			20,729,982
		Electric: 2.0%
81,600	L	Idacorp, Inc.	2,873,952
41,000	L	ITC Holdings Corp.	2,313,220
245,000		Portland General Electric Co.	6,806,098
			11,993,270
		Electrical Components & Equipment: 1.7%
156,600	@,L	Advanced Energy Industries, Inc.	2,048,328
87,700	W	Ametek, Inc.	4,107,868
209,000	@,L	Greatbatch, Inc.	4,177,910
			10,334,106
		Electronics: 2.7%
212,600	@,L	Benchmark Electronics, Inc.	3,769,398
95,500	@,L	Cymer, Inc.	3,717,815
213,200	@	NU Horizons Electronics Corp.	1,481,740
61,000	@	Thomas & Betts Corp.	2,991,440
69,500	@	Varian, Inc.	4,538,350
			16,498,743
		Environmental Control: 1.1%
219,900	@,L	Waste Connections, Inc.	6,794,910
			6,794,910
		Food: 1.5%
149,800		Corn Products International, Inc.	5,505,150
119,800	L	Pilgrim's Pride Corp.	3,468,210
			8,973,360
		Forest Products & Paper: 0.3%
78,500	@@,L	AbitibiBowater, Inc.	1,617,885
			1,617,885
		Gas: 2.6%
84,400	L	New Jersey Resources Corp.	4,221,688
207,100		Vectren Corp.	6,007,971
162,600		WGL Holdings, Inc.	5,326,776
			15,556,435
		Hand/Machine Tools: 0.6%
85,000		Regal-Beloit Corp.	3,820,750
			3,820,750
		Healthcare-Products: 2.3%
183,300	@,L	Accuray, Inc.	2,789,826
82,900	L	Cooper Cos., Inc.	3,150,200
12,987	@,L	Luminex Corp.	210,909
176,400	@,L	Micrus Endovascular Corp.	3,471,552
144,000	@,L	Spectranetics Corp.	2,207,520
153,510	@,L	Volcano Corp.	1,920,410
			13,750,417

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP SMALL COMPANY PORTFOLIO  AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value
		Healthcare-Services: 3.3%
51,400	@,L	Healthways, Inc.	$3,003,816
134,600	@	Magellan Health Services, Inc.	6,276,398
154,700	@,L	Psychiatric Solutions, Inc.	5,027,750
116,200		Universal Health Services, Inc.	5,949,440
			20,257,404
		Household Products/Wares: 0.3%
72,909	@,L	Jarden Corp.	1,721,381
			1,721,381
		Housewares: 0.9%
101,300	L	Toro Co.	5,514,772
			5,514,772
		Insurance: 4.1%
142,504	@@,L	Aspen Insurance Holdings Ltd.	4,109,815
126,700	@@,L	Assured Guaranty Ltd.	3,362,618
200,440	@	First Mercury Financial Corp.	4,890,736
114,650	@@,L	Platinum Underwriters Holdings Ltd.	4,076,954
67,050	@,L	ProAssurance Corp.	3,682,386
201,675		Selective Insurance Group	4,636,508
			24,759,017
		Internet: 2.2%
161,400	@,L	Cogent Communications Group, Inc.	3,826,794
309,900	@,L	Trizetto Group	5,382,963
245,800	@,L	Websense, Inc.	4,173,684
			13,383,441
		Leisure Time: 0.7%
88,500	@, L	Life Time Fitness, Inc.	4,396,680
			4,396,680
		Machinery-Diversified: 2.6%
106,200	@	Gardner Denver, Inc.	3,504,600
85,500		Nordson Corp.	4,955,580
48,400	L	Tennant Co.	2,143,636
151,700		Wabtec Corp.	5,224,548
			15,828,364
		Media: 0.9%
239,600	L	Entercom Communications Corp.	3,280,124
259,500	L	GateHouse Media, Inc.	2,278,410
			5,558,534
		Metal Fabricate/Hardware: 0.7%
135,200		Commercial Metals Co.	3,981,640
			3,981,640
		Miscellaneous Manufacturing: 0.9%
164,400		Barnes Group, Inc.	5,489,316
			5,489,316
		Oil & Gas: 3.3%
119,300	@,L	Carrizo Oil & Gas, Inc.	6,531,675
54,600	@	Denbury Resources, Inc.	1,624,350
298,600	@,L	EXCO Resources, Inc.	4,622,328
220,600	@,L	Parallel Petroleum Corp.	3,889,178
66,300	@	Unit Corp.	3,066,375
			19,733,906

Shares			Value
		Oil & Gas Services: 1.8%
113,400	@,L	Cal Dive International, Inc.	$1,501,416
21,500	@,L	Core Laboratories NV	2,681,480
151,796	@,L	Global Industries Ltd.	3,251,470
224,900	@,L	Tetra Technologies, Inc.	3,501,693
			10,936,059
		Packaging & Containers: 1.6%
159,700	@	Crown Holdings, Inc.	4,096,305
106,000	L	Silgan Holdings, Inc.	5,505,640
			9,601,945
		Pharmaceuticals: 4.1%
312,700	@,L	Akorn, Inc.	2,295,218
144,400	@,L	BioMarin Pharmaceuticals, Inc.	5,111,760
144,100	@,L	Cubist Pharmaceuticals, Inc.	2,955,491
265,100	@,L	MannKind Corp.	2,110,196
315,700	@,L	Salix Pharmaceuticals Ltd.	2,487,716
203,800	@,L	Sciele Pharma, Inc.	4,167,710
31,400	@,L	United Therapeutics Corp.	3,066,210
79,400	@,L	USANA Health Sciences, Inc.	2,944,152
			25,138,453
		Retail: 7.2%
198,100		Casey's General Stores, Inc.	5,865,741
90,400	@	Gymboree Corp.	2,753,584
199,300	@	Jack in the Box, Inc.	5,135,961
167,681	@,L	JOS A Bank Clothiers, Inc.	4,770,524
111,800		Longs Drug Stores Corp.	5,254,600
109,800	@,L	Pantry, Inc.	2,869,074
181,300	@	Papa John's International, Inc.	4,115,510
96,500		Phillips-Van Heusen	3,556,990
169,700	L	Regis Corp.	4,744,812
311,350	L	Stage Stores, Inc.	4,607,980
			43,674,776
		Savings & Loans: 2.5%
365,072	L	First Niagara Financial Group, Inc.	4,395,467
424,168	L	NewAlliance Bancshares, Inc.	4,886,415
633,900		Westfield Financial, Inc.	6,148,830
			15,430,712
		Semiconductors: 5.9%
211,600	@,L	DSP Group, Inc.	2,581,520
202,400	@	Emulex Corp.	3,303,168
569,800	@,L	Entegris, Inc.	4,917,374
146,300	@	Fairchild Semiconductor International, Inc.	2,111,109
166,400	@,L	Formfactor, Inc.	5,507,840
216,500		Micrel, Inc.	1,829,425
552,000	@,L	ON Semiconductor Corp.	4,901,760
419,000	@	QLogic Corp.	5,949,800
180,100	@,@@	Verigy Ltd.	4,893,317
			35,995,313
		Software: 3.1%
141,200	@	Ansys, Inc.	5,854,152
308,600	@,L	Epicor Software Corp.	3,635,308
100,500	@,L	SPSS, Inc.	3,608,955
200,850	@,L	THQ, Inc.	5,661,962
			18,760,377

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP SMALL COMPANY PORTFOLIO  AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value
		Telecommunications: 4.1%
397,100		Alaska Communications Systems Group, Inc.	$5,956,500
71,800	@,L	Anixter International, Inc.	4,470,986
80,300	@,L	CommScope, Inc.	3,951,563
71,000		Otelco, Inc.	986,900
279,328	@,L	RCN Corp.	4,354,724
149,500	@,L	SBA Communications Corp.	5,059,080
			24,779,753
		Transportation: 1.8%
108,000	L	General Maritime Corp.	2,640,600
145,300	L	Heartland Express, Inc.	2,060,354
171,100	L	Horizon Lines, Inc.	3,189,304
116,800	@,L	HUB Group, Inc.	3,104,544
			10,994,802
Total Common Stock (Cost $542,020,776)			556,404,141
REAL ESTATE INVESTMENT TRUSTS: 3.4%
		Diversified: 1.5%
140,900		Digital Realty Trust, Inc.	5,406,333
271,600		Lexington Corporate Properties Trust	3,949,064
			9,355,397
		Health Care: 0.8%
151,200	L	Nationwide Health Properties, Inc.	4,743,144
			4,743,144
		Mortgage: 0.5%
154,445		Annaly Capital Management, Inc.	2,807,810
			2,807,810
		Office Property: 0.6%
164,900		BioMed Realty Trust, Inc.	3,820,733
			3,820,733
Total Real Estate Investment Trusts (Cost $22,419,583)			20,727,084
EXCHANGE-TRADED FUNDS: 1.9%
		Exchange-Traded Funds: 1.9%
155,828	L	iShares Russell 2000 Index Fund	11,830,462
Total Exchange-Traded Funds (Cost $12,551,049)			11,830,462
Total Long-Term Investments (Cost $576,991,408)			588,961,687
SHORT-TERM INVESTMENTS: 32.3%
		Mutual Fund: 2.9%
17,300,000	**	ING Institutional Prime Money Market Fund	17,300,000
Total Mutual Fund (Cost $17,300,000)			17,300,000

Principal Amount		Value
REPURCHASE AGREEMENT: 0.2%
$1,211,000	Morgan Stanley Repurchase Agreement dated 12/31/07, 4.250%, due 01/02/08, $1,211,286 to be received upon repurchase (Collateralized by $1,240,000 Federal Home Loan Bank, Discount Note, Market Value $1,237,644, due 01/16/08)	$1,211,000
Total Repurchase Agreement (Cost $1,211,000)		1,211,000
	Securities Lending Collateralcc: 29.2%
177,336,837	Bank of New York Mellon Corp. Institutional Cash Reserves	177,336,837
Total Securities Lending Collateral (Cost $177,336,837)		177,336,837
Total Short-Term Investments (Cost $195,847,837)		195,847,837

Total Investments in Securities (Cost $772,839,245)*	129.4%	$784,809,524
Other Assets and Liabilities - Net	(29.4)	(178,428,070)
Net Assets	100.0%	$606,381,454

@  Non-income producing security

@@  Foreign Issuer

cc  Securities purchased with cash collateral for securities loaned.

W  When-issued or delayed delivery security

L  Loaned security, a portion or all of the security is on loan at December 31, 2007.

**  Investment in affiliate

*  Cost for federal income tax purposes is $773,998,224

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$54,501,128
Gross Unrealized Depreciation	(43,689,828)
Net Unrealized Appreciation	$10,811,300

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP VALUE OPPORTUNITY PORTFOLIO  AS OF DECEMBER 31, 2007

Shares			Value
COMMON STOCK: 95.6%
		Advertising: 1.0%
35,100		Omnicom Group	$1,668,303
			1,668,303
		Aerospace/Defense: 8.0%
79,900		General Dynamics Corp.	7,110,301
82,900		United Technologies Corp.	6,345,166
			13,455,467
		Agriculture: 2.9%
57,300	L	Loews Corp.	4,887,690
			4,887,690
		Banks: 4.9%
54,000	@@,L	Banco Bilbao Vizcaya Argentaria SA ADR	1,309,500
81,000	@@,L	Banco Santander Central Hispano SA ADR	1,744,740
30,200	@@	Lloyds TSB Group PLC - Spon ADR	1,137,030
8,600	@@	Uniao de Bancos Brasileiros SA GDR	1,200,904
75,100	L	Wachovia Corp.	2,856,053
			8,248,227
		Chemicals: 2.6%
30,000		Dow Chemical Co.	1,182,600
54,300	L	Sherwin-Williams Co.	3,151,572
			4,334,172
		Commercial Services: 1.0%
25,900		McKesson Corp.	1,696,709
			1,696,709
		Computers: 1.9%
121,500		Seagate Technology, Inc.	3,098,250
			3,098,250
		Diversified Financial Services: 4.7%
24,600	L	Janus Capital Group, Inc.	808,110
93,400		JPMorgan Chase & Co.	4,076,910
16,900		Legg Mason, Inc.	1,236,235
27,300	L	Lehman Brothers Holdings, Inc.	1,786,512
			7,907,767
		Electric: 2.8%
59,300		Alliant Energy Corp.	2,412,917
88,000	@@	Cia Energetica de Minas Gerais ADR	1,624,480
8,100		FirstEnergy Corp.	585,954
			4,623,351
		Food: 2.3%
143,900	L	Kroger Co.	3,843,569
			3,843,569
		Gas: 1.7%
44,300		Energen Corp.	2,845,389
			2,845,389
		Healthcare-Services: 5.3%
29,700		Aetna, Inc.	1,714,581
99,900	@,L	AMERIGROUP Corp.	3,641,355
49,200	@,L	Lincare Holdings, Inc.	1,729,872
19,600	@	WellPoint, Inc.	1,719,508
			8,805,316

Shares			Value
		Household Products/Wares: 1.0%
24,200		Kimberly-Clark Corp.	$1,678,028
			1,678,028
		Insurance: 16.0%
62,100	@@	ACE Ltd.	3,836,538
28,800	L	American Financial Group, Inc.	831,744
49,400		American International Group, Inc.	2,880,020
101,000	@@,L	Aspen Insurance Holdings Ltd.	2,912,840
108,800	@@	Axis Capital Holdings Ltd.	4,239,936
61,600		Chubb Corp.	3,362,128
55,800		HCC Insurance Holdings, Inc.	1,600,344
42,700	@@	RenaissanceRe Holdings Ltd.	2,572,248
10,800		Safeco Corp.	601,344
74,000		Travelers Cos., Inc.	3,981,200
			26,818,342
		Internet: 1.4%
50,700	@,L	Expedia, Inc.	1,603,134
49,800	@	Symantec Corp.	803,772
			2,406,906
		Iron/Steel: 2.5%
25,400		Nucor Corp.	1,504,188
22,500	L	United States Steel Corp.	2,720,475
			4,224,663
		Media: 0.7%
69,400		Time Warner, Inc.	1,145,794
			1,145,794
		Miscellaneous Manufacturing: 4.5%
59,400		General Electric Co.	2,201,958
59,400		Honeywell International, Inc.	3,657,258
22,600		Parker Hannifin Corp.	1,702,006
			7,561,222
		Oil & Gas: 16.2%
52,000		Chevron Corp.	4,853,160
63,700		ConocoPhillips	5,624,710
18,400	@@	ENI S.p.A. ADR	1,332,712
106,800		ExxonMobil Corp.	10,006,092
30,500		Frontier Oil Corp.	1,237,690
65,900		Marathon Oil Corp.	4,010,674
			27,065,038
		Pharmaceuticals: 1.1%
23,200		AmerisourceBergen Corp.	1,040,984
47,100	@@,L	Dr. Reddy's Laboratories Ltd. ADR	855,336
			1,896,320
		Retail: 1.9%
21,900		Advance Auto Parts, Inc.	831,981
24,300	L	TJX Cos., Inc.	698,139
35,200		Wal-Mart Stores, Inc.	1,673,056
			3,203,176
		Software: 1.4%
63,500		Microsoft Corp.	2,260,600
			2,260,600

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP VALUE OPPORTUNITY PORTFOLIO  AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value
		Telecommunications: 9.8%
165,300		AT&T, Inc.	$6,869,868
52,100	@@,L	Partner Communications ADR	1,150,368
71,600	@@,L	Telefonica SA ADR	6,987,444
35,400	@@,L	Telefonos de Mexico SA de CV ADR	1,304,136
			16,311,816
Total Common Stock (Cost $151,783,307)			159,986,115
REAL ESTATE INVESTMENT TRUSTS: 4.0%
		Hotels: 0.7%
36,500	L	Hospitality Properties Trust	1,176,030
			1,176,030
		Regional Malls: 3.3%
110,200		Taubman Centers, Inc.	5,420,738
			5,420,738
Total Real Estate Investment Trusts (Cost $7,536,962)			6,596,768
EXCHANGE-TRADED FUNDS: 0.5%
		Exchange-Traded Funds: 0.5%
10,400	L	iShares Russell 1000 Value Index Fund	834,600
Total Exchange-Traded Funds (Cost $840,355)			834,600
Total Long-Term Investments (Cost $160,160,624)			167,417,483
SHORT-TERM INVESTMENTS: 22.9%
		Mutual Fund: 0.0%
60,000	**	ING Institutional Prime Money Market Fund	60,000
Total Mutual Fund (Cost $60,000)			60,000

Principal Amount		Value
	Securities Lending Collateralcc: 22.9%
$38,345,940	Bank of New York Mellon Corp. Institutional Cash Reserves	38,345,940
Total Securities Lending Collateral (Cost $38,345,940)		38,345,940
Total Short-Term Investments (Cost $38,405,940)		38,405,940

Total Investments in Securities (Cost $198,566,564)*	123.0%	$205,823,423
Other Assets and Liabilities - Net	(23.0)	(38,498,652)
Net Assets	100.0%	$167,324,771

@  Non-income producing security

@@  Foreign Issuer

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

cc  Securities purchased with cash collateral for securities loaned.

L  Loaned security, a portion or all of the security is on loan at December 31, 2007.

**  Investment in affiliate

*  Cost for federal income tax purposes is $199,585,974

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$9,161,345
Gross Unrealized Depreciation	(2,923,896)
Net Unrealized Appreciation	$6,237,449

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2007

Principal Amount			Value
CORPORATE BONDS/NOTES: 24.0%
		Aerospace/Defense: 0.3%
$10,800,000	C,S	United Technologies Corp., 5.375%, due 12/15/17	$10,915,086
			10,915,086
		Airlines: 0.6%
13,910,000	C,S	Delta Airlines, Inc., 7.570%, due 11/18/10	14,064,756
3,733,000	S	United AirLines, Inc., 6.932%, due 09/01/11	4,442,270
			18,507,026
		Auto Manufacturers: 0.2%
6,237,863	S	Ford Motor Co., 8.597%, due 11/29/13	5,787,745
			5,787,745
		Banks: 6.2%
7,320,000	@@,C,S	Australia & New Zealand Banking Group Ltd., 4.963%, due 12/31/49	5,913,733
12,895,000	C,S	BAC Capital Trust XIV, 5.630%, due 12/31/49	11,453,468
675,807	@@,#,S	Banco Itau SA, 5.720%, due 09/20/08	669,049
6,020,000	@@,#,C,S	Banco Mercantil del Norte SA, 6.135%, due 10/13/16	5,983,278
7,940,000	S	Bank of America Corp., 5.750%, due 12/01/17	7,973,110
2,800,000	@@,C,S	Bank of Ireland, 5.188%, due 12/29/49	2,282,000
1,110,000	@@,C,S,L	Bank of Scotland, 5.125%, due 12/31/49	872,989
379,000	C,S	BankAmerica Capital II, 8.000%, due 12/15/26	397,861
3,600,000	@@,C	Barclays Bank PLC, 5.563%, due 12/31/49	2,862,000
3,395,000	@@,#,C,S	Barclays Bank PLC, 5.926%, due 12/15/16	3,164,330
9,927,000	@@,#,S	Barclays Bank PLC, 6.050%, due 12/04/17	10,021,138
840,000	@@,C,S	Barclays O/S Inv, 5.063%, due 05/19/08	520,800
635,000	@@,C	Barclays O/S Inv, 5.063%, due 11/01/49	393,700
4,870,000	@@,C,S,L	BNP Paribas, 5.238%, due 09/29/49	4,104,100
9,751,000	@@,#,C,S	Chuo Mitsui Trust & Banking Co., Ltd., 5.506%, due 04/15/49	8,979,033
2,568,000	@@,#,C,S	Danske Bank A/S, 5.914%, due 12/29/49	2,432,954
2,230,000	@@,C,S	Den Norske Bank ASA, 5.375%, due 11/29/49	1,795,150
6,186,000	#,C,S	Dresdner Funding Trust I, 8.151%, due 06/30/31	6,325,884
2,000	C,S	Fleet Capital Trust II, 7.920%, due 12/11/26	2,078
2,966,000	@@,#,C,S	HBOS PLC, 5.375%, due 11/29/49	2,707,154
8,370,000	@@,C,S	Hongkong & Shanghai Banking Corp., Ltd., 5.250%, due 07/29/49	6,193,800

Principal Amount			Value
$9,590,000	@@,C,S	HSBC Bank PLC, 4.913%, due 06/29/49	$7,528,150
5,300,000	@@,C,S	HSBC Bank PLC, 5.000%, due 06/29/49	4,160,500
6,810,000	@@,C,L	Lloyds TSB Bank PLC, 5.125%, due 06/29/49	5,503,842
5,490,000	@@,C,S	Lloyds TSB Bank PLC, 5.313%, due 11/29/49	4,364,550
5,490,000	@@, C	Lloyds TSB Bank PLC, 5.523%, due 08/29/49	4,419,450
2,819,000	@@,#,C,S	Lloyds TSB Group PLC, 6.267%, due 11/13/49	2,561,569
6,355,000	@@,C,S,L	Mizuho Financial Group Cayman Ltd., 8.375%, due 12/31/49	6,422,935
1,140,000	@@,C,L	National Westminster Bank PLC, 5.563%, due 08/29/49	878,611
710,000	@@,C,S,L	National Westminster Bank PLC, 6.250%, due 11/29/49	549,363
4,649,000	#,C,S	Rabobank Capital Funding II, 5.260%, due 12/29/49	4,336,820
4,530,000	#,C,S	Rabobank Capital Funding Trust, 5.254%, due 12/31/49	4,061,372
4,285,000	C,S	RBS Capital Trust I, 5.512%, due 09/30/49	3,944,600
6,747,000	@@,#,C,S	Resona Bank Ltd., 5.850%, due 09/29/49	6,282,388
11,010,000	@@,C,S,L	Royal Bank of Scotland Group PLC, 4.938%, due 12/29/49	8,202,450
2,570,000	@@,C,S	Societe Generale, 4.981%, due 11/29/49	2,115,447
7,140,000	@@,C,S	Standard Chartered PLC, 4.974%, due 07/29/49	4,998,000
3,240,000	@@,C,S,L	Standard Chartered PLC, 5.088%, due 12/29/49	2,332,800
11,480,000	@@,C,L	Standard Chartered PLC, 5.125%, due 11/29/49	8,380,400
1,150,000	@@,C,L	Standard Chartered PLC, 5.588%, due 01/29/49	816,500
1,700,000	@@,#,C,S	Standard Chartered PLC, 6.409%, due 12/31/49	1,542,252
1,500,000	@@,#,C,S	Standard Chartered PLC, 7.014%, due 07/30/49	1,424,519
6,705,000	@@,C,S	Sumitomo Mitsui Banking Corp., 8.150%, due 08/01/49	6,843,257
2,989,000	C,S	SunTrust Preferred Capital I, 5.853%, due 12/31/49	2,640,031
3,312,000	C,S	USB Capital IX, 6.189%, due 03/29/49	2,999,549
4,260,000	S	Wachovia Bank NA, 6.600%, due 01/15/38	4,295,379
6,365,000	C,S	Wachovia Capital Trust III, 5.800%, due 12/31/49	5,691,443
10,756,000	S	Wells Fargo & Co., 5.625%, due 12/11/17	10,782,879
3,150,000	@@,C,S	Westpac Banking Corp., 5.306%, due 09/30/49	2,575,963
2,498,000	@@,#,C,S	Westpac Capital Trust IV, 5.256%, due 12/29/49	2,199,132
			207,901,760

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2007 (CONTINUED)

Principal Amount				Value
			Beverages: 0.3%
BRL	7,664,000	@@,#,S	Ambev International Finance Co., Ltd., 9.500%, due 07/24/17	$3,659,775
	$2,974,000	C,S	Anheuser-Busch Cos., Inc., 5.500%, due 01/15/18	3,041,920
	4,208,000	S	PepsiCo, Inc., 4.650%, due 02/15/13	4,241,041
				10,942,736
			Chemicals: 0.4%
	1,410,000	S,Z	Stauffer Chemical, 4.480%, due 04/15/10	1,275,444
	2,420,000	S,Z	Stauffer Chemical, 5.500%, due 04/15/18	1,395,614
	2,970,000	S,Z	Stauffer Chemical, 6.750%, due 04/15/17	1,815,145
	7,254,000	S	Union Carbide Corp., 7.750%, due 10/01/96	7,629,496
				12,115,699
			Diversified Financial Services: 6.8%
	16,520,000	@@,#,C,S	Aiful Corp., 4.450%, due 02/16/10	15,625,128
	1,006,000	@@,#,C,S,I	Alpine III, 5.428%, due 08/16/14	1,009,241
	1,006,000	@@,#,S,I	Alpine III, 5.828%, due 08/16/14	1,009,667
	1,507,000	@@,#,S,I	Alpine III, 7.628%, due 08/16/14	1,518,378
	2,576,000	@@,#,S,I	Alpine III, 10.878%, due 08/16/14	2,637,850
	4,500,000	S	American General Finance Corp., 6.900%, due 12/15/17	4,512,524
	17,659,000	#,S	Astoria Depositor Corp., 8.144%, due 05/01/21	18,277,065
	7,051,000	#,C,S	Biomet, Inc., 11.625%, due 10/15/17	6,980,490
	5,159,000	S	Caterpillar Financial Services Corp., 4.850%, due 12/07/12	5,173,512
	6,280,000	L	Citigroup, Inc., 6.125%, due 11/21/17	6,462,691
	10,138,000	C,S	Citigroup, Inc., 8.300%, due 12/21/57	10,616,047
	4,546,000	#,C,S	Corestates Capital Trust I, 8.000%, due 12/15/26	4,706,597
	6,814,000	@@,S	Eksportfinans A/S, 5.125%, due 10/26/11	7,068,912
	2,890,000	@@,C,S	Financiere CSFB NV, 4.806%, due 03/29/49	2,297,550
	3,669,000	S	Ford Motor Credit Co., 7.993%, due 01/13/12	3,084,404
	8,272,000	S	Ford Motor Credit Co., 8.000%, due 12/15/16	7,036,891
	7,223,000	S	Ford Motor Credit Co., 9.693%, due 04/15/12	7,105,012
	5,794,000	C,S	Fund American Cos., Inc., 5.875%, due 05/15/13	5,813,109
	5,944,000	C,S	Goldman Sachs Group, Inc., 5.793%, due 12/31/49	5,297,061
	3,118,000	C,S	Goldman Sachs Group, Inc., 6.750%, due 10/01/37	3,064,601

Principal Amount			Value
$4,369,000	#,C,S	HVB Funding Trust III, 9.000%, due 10/22/31	$4,945,000
7,754,000	S	John Deere Capital Corp., 4.950%, due 12/17/12	7,773,098
9,636,000	S	JPMorgan Chase & Co., 6.000%, due 01/15/18	9,812,113
6,391,000	C,S	Lehman Brothers Holdings Capital Trust VIII, 5.911%, due 05/29/49	5,120,552
8,668,000	#,C,S	Mangrove Bay Pass-Through Trust, 6.102%, due 07/15/33	7,806,817
6,907,000	@@,#,S	Mantis Reef Ltd., 4.799%, due 11/03/09	7,008,851
5,605,000	@@,C,S	MUFG Capital Finance 1 Ltd., 6.346%, due 12/31/49	5,317,245
2,560,000	@@,C	Paribas, 5.063%, due 12/31/49	2,139,292
1,075,556	@@,#,C,S	Petroleum Export Ltd., 4.623%, due 06/15/10	1,059,230
4,933,590	@@,#,C,S	PF Export Receivables Master Trust, 6.436%, due 06/01/15	4,974,786
9,196,202	#,C,S	Piper Jaffray Equipment Trust Securities, 6.000%, due 09/10/11	8,736,391
7,471,675	#,C,S	Piper Jaffray Equipment Trust Securities, 6.750%, due 04/01/11	7,247,525
819,259	#,S	Power Receivable Finance, LLC, 6.290%, due 01/01/12	856,061
975,000	C,L	Residential Capital Corp., 8.375%, due 06/30/15	594,750
6,029,000	C,S	Residential Capital, LLC, 8.000%, due 04/17/13	3,737,980
8,607,000	C,S	Southern Star Central Corp., 6.750%, due 03/01/16	8,284,238
9,082,000	@@,#,S	TNK-BP Finance SA, 7.500%, due 07/18/16	8,820,893
32,846,336	#,S,Z	Toll Road Investors Partnership II LP, 15.740%, due 02/15/45	4,740,022
2,981,000	#,C,S	Twin Reefs Pass-Through Trust, 6.243%, due 12/10/49	1,943,821
6,653,000	@@,C,S	UFJ Finance Aruba AEC, 8.750%, due 12/31/49	6,743,833
2,105,000	#,C,S	Wachovia Capital Trust V, 7.965%, due 06/01/27	2,193,955
			229,153,183
		Electric: 1.6%
12,447,000	C,S	Commonwealth Edison Co., 6.950%, due 07/15/18	12,649,264
1,542,000	@@,S	Empresa Nacional de Electricidad SA, 8.625%, due 08/01/15	1,781,439
3,719,000	@@,#,C,S	Intergen NV, 9.000%, due 06/30/17	3,932,843
1,271,371	#,C,S	Juniper Generation, LLC, 6.790%, due 12/31/14	1,322,429

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2007 (CONTINUED)

Principal Amount			Value
		Electric (continued)
$5,310,000	C,S	Nevada Power Co., 5.950%, due 03/15/16	$5,290,587
3,310,000	C,S	Nevada Power Co., 6.750%, due 07/01/37	3,438,077
8,873,000	C,S	NorthWestern Corp., 5.875%, due 11/01/14	8,757,633
8,677,000	C,S	Sierra Pacific Power Co., 6.250%, due 04/15/12	8,948,425
2,455,000	#,S	White Pine Hydro Portfolio, LLC, 6.960%, due 07/10/37	2,547,276
3,936,000	#,S	White Pine Hydro Portfolio, LLC, 7.260%, due 07/20/15	4,086,127
			52,754,100
		Energy-Alternate Sources: 0.4%
4,000,000	S	Greater Ohio Ethanol, LLC, 8.864%, due 12/31/13	3,860,000
4,900,000	S	Greater Ohio Ethanol, LLC, 12.630%, due 12/31/13	4,480,438
3,837,000	#,S	White Pine Hydro, LLC, 6.310%, due 07/10/17	4,024,568
			12,365,006
		Food: 0.3%
6,228,000	S	Kraft Foods, Inc., 6.125%, due 02/01/18	6,287,322
3,862,000	S	Kraft Foods, Inc., 6.875%, due 02/01/38	4,022,485
			10,309,807
		Gas: 0.7%
7,368,000	@@,#,C,S	Nakilat, Inc., 6.067%, due 12/31/33	6,743,820
1,494,000	#,C,S	Nakilat, Inc., 6.267%, due 12/31/33	1,362,531
16,171,000	C,S	Southern Union Co., 7.200%, due 11/01/66	15,986,327
			24,092,678
		Healthcare-Products: 0.2%
5,570,000	C,S	Baxter International, Inc., 6.250%, due 12/01/37	5,734,666
			5,734,666
		Insurance: 0.9%
9,566,000	@@,C,S	Aegon NV, 5.399%, due 12/31/49	6,895,890
8,298,000	S	American International Group, Inc., 5.850%, due 01/16/18	8,368,068
5,776,000	#,C,S	Metlife Capital Trust IV, 7.875%, due 12/15/37	5,902,102
1,741,000	#,C,S	North Front Pass-Through Trust, 5.810%, due 12/15/24	1,668,153
3,951,000	S	Prudential Financial, Inc., 6.000%, due 12/01/17	3,941,980
4,284,000	S	Prudential Financial, Inc., 6.625%, due 12/01/37	4,334,080
			31,110,273

Principal Amount			Value
		Media: 0.2%
$3,351,000	C,S	Dex Media West, LLC, 9.875%, due 08/15/13	$3,493,418
3,970,000	#,C,S	News America, Inc., 6.650%, due 11/15/37	4,108,450
			7,601,868
		Miscellaneous Manufacturing: 0.3%
8,628,000	S	General Electric Co., 5.250%, due 12/06/17	8,626,085
			8,626,085
		Multi-National: 0.1%
4,459,000	@@,S	Corp. Andina de Fomento CAF, 5.125%, due 05/05/15	4,314,702
			4,314,702
		Oil & Gas: 1.0%
2,475,000	@@,#,S	Empresa Nacional de Petroleo ENAP, 4.875%, due 03/15/14	2,399,668
1,588,000	@@,#,S	Empresa Nacional de Petroleo ENAP, 6.750%, due 11/15/12	1,694,980
4,608,000	@@,#,S	Pemex Project Funding Master Trust, 6.291%, due 06/15/10	4,684,032
4,129,000	@@,C,L	Pemex Project Funding Master Trust, 6.625%, due 06/15/35	4,372,751
4,908,000	@@,#,C,S	Ras Laffan Liquefied Natural Gas Co., Ltd. II, 5.298%, due 09/30/20	4,774,380
7,416,000	@@,C,S	Transocean, Inc., 6.000%, due 03/15/18	7,410,178
6,406,000	@@,C,S	Transocean, Inc., 6.800%, due 03/15/38	6,557,508
			31,893,497
		Pipelines: 0.6%
5,144,000	#,C,S	NGPL PipeCo, LLC, 7.119%, due 12/15/17	5,283,752
4,342,000	#,C,S	NGPL PipeCo, LLC, 7.768%, due 12/15/37	4,556,408
1,893,000	C,L	Northwest Pipeline Corp., 7.000%, due 06/15/16	2,025,510
4,064,000	C,S	Panhandle Eastern Pipe Line, 6.200%, due 11/01/17	4,016,870
2,316,000	@@,C,S	Trans - Canada Pipelines, 6.200%, due 10/15/37	2,307,303
2,894,000	C,S	Transcontinental Gas Pipe Line Corp., 6.400%, due 04/15/16	2,984,438
			21,174,281
		Real Estate: 0.3%
2,828,000	C,S	Istar Financial, Inc., 5.150%, due 03/01/12	2,446,206
1,272,000	C,S	Istar Financial, Inc., 5.500%, due 06/15/12	1,106,256

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2007 (CONTINUED)

Principal Amount			Value
		Real Estate (continued)
$3,398,000	C,S	Istar Financial, Inc., 5.850%, due 03/15/17	$2,797,665
1,027,000	C,S	Liberty Property LP, 6.375%, due 08/15/12	1,072,659
3,533,000	C,S	Liberty Property LP, 7.750%, due 04/15/09	3,630,776
			11,053,562
		Regional Malls: 0.4%
975,000	C,S	Rouse Co., 7.200%, due 09/15/12	933,281
14,834,000	#,C,S	Rouse Co. LP/TRC Co.-Issuer, Inc., 6.750%, due 05/01/13	13,854,096
			14,787,377
		Retail: 1.4%
3,322,000	C,S	Darden Restaurants, Inc., 5.625%, due 10/15/12	3,380,095
5,027,000	@@,#,C,S	Marks & Spencer PLC, 7.125%, due 12/01/37	4,795,650
2,481,000	C,S	McDonald's Corp., 5.800%, due 10/15/17	2,573,561
2,770,000	C,S	Nordstrom, Inc., 6.250%, due 01/15/18	2,841,028
3,865,000	C,S	Nordstrom, Inc., 7.000%, due 01/15/38	3,995,324
935,000	C,S	Rite Aid Corp., 9.375%, due 12/15/15	780,725
5,599,000	C,S	Rite Aid Corp., 9.500%, due 06/15/17	4,661,168
10,778,000	C,S	Target Corp., 6.500%, due 10/15/37	10,868,654
2,008,000	S	Wal-Mart Stores, Inc., 5.250%, due 09/01/35	1,787,234
10,041,000	S	Wal-Mart Stores, Inc., 6.500%, due 08/15/37	10,608,999
			46,292,438
		Savings & Loans: 0.1%
200,000	#,C,S	Washington Mutual IV, 9.750%, due 10/29/49	160,234
3,000,000	#,C,S	Washington Mutual Preferred Funding Delaware, 6.534%, due 03/15/11	1,856,703
			2,016,937
		Telecommunications: 0.5%
9,173,000	S	Bellsouth Telecommunications, Inc., 7.000%, due 12/01/95	9,600,251
562,000	C,S	Embarq Corp., 7.995%, due 06/01/36	593,969
4,648,000	@@,C,S	Rogers Wireless, Inc., 7.250%, due 12/15/12	5,043,187
			15,237,407
		Water: 0.2%
3,313,000	#,C,S	American Water Capital Corp., 6.085%, due 10/15/17	3,307,868

Principal Amount			Value
$3,313,000	#,C,S	American Water Capital Corp., 6.593%, due 10/15/37	$3,252,498
			6,560,366
Total Corporate Bonds/ Notes (Cost $829,124,839)			801,248,285
U.S. GOVERNMENT AGENCY OBLIGATIONS: 18.5%
		Federal Home Loan Bank: 0.3%
9,620,000	S	5.000%, due 10/13/11	10,035,699
			10,035,699
		Federal Home Loan Mortgage Corporation: 11.5%
2,138,896	C,S	4.500%, due 12/15/16	2,140,701
7,696,000	C,S	4.500%, due 02/15/20	7,383,806
20,656,000	S,Z	4.940%, due 03/15/31	6,654,847
11,456,000	C,S	5.000%, due 12/11/12	11,509,133
8,379,350	C,S	5.000%, due 08/15/16	8,425,754
9,490,000	C,S	5.000%, due 12/15/17	9,528,241
1,675,000	C,S	5.000%, due 05/15/20	1,670,017
5,982,636	C,S	5.000%, due 08/15/21	6,007,482
7,892,000	C,S	5.000%, due 04/15/23	7,692,403
6,144,721	C,S	5.000%, due 09/15/31	5,877,609
2,333,000	C,S	5.000%, due 02/15/32	2,265,544
13,805,220	C,S	5.000%, due 03/15/32	13,415,199
6,270,000	C,S	5.000%, due 04/15/32	6,190,211
7,628,000	C,S	5.000%, due 08/15/32	7,505,825
11,091,000	C,S	5.000%, due 12/15/32	10,912,664
5,779,361	C,S	5.000%, due 02/15/35	5,739,608
1,203,050	S	5.001%, due 04/01/35	1,181,610
15,675,000	C,S	5.250%, due 03/15/12	15,766,464
18,852,941	C,S	5.378%, due 05/15/33	18,685,322
21,493,023	C,S	5.500%, due 08/15/20	20,994,359
3,905,000	C,S	5.500%, due 12/15/20	3,898,417
12,728,922	C,S	5.500%, due 11/15/22	12,870,051
11,485,000	C,S	5.500%, due 09/15/32	11,452,045
2,342,000	C,S	5.500%, due 10/15/32	2,325,656
2,082,000	C,S	5.500%, due 11/15/32	2,047,301
1,100,000	C,S	5.500%, due 04/15/33	1,097,445
2,511,000	C,S	5.500%, due 06/15/33	2,489,748
6,856,000	C,S	5.500%, due 07/15/33	6,816,317
2,369,718	S	5.500%, due 06/01/36	2,341,869
32,725,000	W	5.500%, due 02/12/37	32,638,082
4,603,468	C,S	5.678%, due 04/15/32	4,645,051
15,944,598	C,S	6.000%, due 01/15/29	16,312,442
58,204,000	W	6.000%, due 02/01/34	59,013,385
15,753,600	S	6.000%, due 02/01/36	16,024,453
37,559,000		6.500%, due 02/01/34	38,574,257
1,317,741	S	7.000%, due 09/01/26	1,370,461
490,002	S	7.500%, due 11/01/28	524,813
			383,988,592
		Federal National Mortgage Corporation: 6.6%
4,131,000	W	4.500%, due 02/15/19	4,066,453
16,039,000	L	4.750%, due 11/19/12	16,616,228
72,794	C,S	4.750%, due 12/25/42	72,601
1,216,240	S	4.926%, due 04/01/35	1,214,086
37,975,000	W	5.000%, due 02/15/20	37,992,810
5,539,219	S	5.000%, due 02/25/29	5,556,555
4,489,391	S	5.000%, due 01/01/36	4,314,577
38,849,000	W	5.000%, due 02/13/36	37,883,835

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2007 (CONTINUED)

Principal Amount			Value
		Federal National Mortgage Corporation (continued)
$3,386,843	S	5.000%, due 04/01/36	$3,254,962
4,680,040	S	5.000%, due 05/01/37	4,497,802
30,000,329	S	5.000%, due 08/01/37	28,832,134
1,369,943	S	5.037%, due 07/01/35	1,350,696
2,517,197	S	5.115%, due 07/25/36	2,509,187
1,007,468	S	5.224%, due 08/01/35	1,001,172
7,859,000	C,S	5.400%, due 03/26/12	7,888,110
19,403	S	5.500%, due 11/01/16	19,705
94,769	S	5.500%, due 12/01/16	96,248
15,537	S	5.500%, due 04/01/17	15,774
35,534	S	5.500%, due 02/01/18	36,077
12,420	S	5.500%, due 06/01/18	12,607
58,662	S	5.500%, due 10/01/18	59,558
3,646,000	S	5.500%, due 05/25/30	3,629,522
10,445,290	S	5.500%, due 01/25/36	10,292,114
2,525,185	S	5.500%, due 07/01/36	2,497,876
13,012,406	S	5.500%, due 12/25/36	12,748,790
10,333,683	S	5.500%, due 02/25/37	10,393,411
124,917	S	6.000%, due 06/01/16	128,052
15,841	S	6.000%, due 08/01/16	16,238
241,919	S	6.000%, due 10/01/16	247,990
279,670	S	6.000%, due 01/01/17	286,719
124,852	S	6.000%, due 02/01/17	128,009
596,386	S	6.000%, due 04/01/17	611,461
395,614	S	6.000%, due 05/01/17	405,615
167,822	S	6.000%, due 06/01/17	172,064
294,371	S	6.000%, due 07/01/17	301,812
503,891	S	6.000%, due 08/01/17	516,567
1,533,322	S	6.000%, due 09/01/17	1,572,081
6,810	S	6.000%, due 10/01/17	6,982
363,400	S	6.000%, due 11/01/17	372,519
8,261	S	6.000%, due 02/01/18	8,470
347,822	S	6.000%, due 04/01/18	356,051
84,283	S	6.000%, due 09/01/18	86,288
124,427	S	6.000%, due 11/01/18	127,387
149,830	S	6.000%, due 12/01/18	153,589
8,360,584	S	6.000%, due 07/25/29	8,580,996
4,418,842	S	6.000%, due 04/25/31	4,559,412
207,947	S	6.500%, due 01/01/32	215,067
130,274	S	6.500%, due 09/01/32	134,699
394,318	S	6.500%, due 10/01/32	407,711
14,019	S	7.000%, due 08/01/25	14,784
4,240	S	7.000%, due 11/01/25	4,472
53,805	S	7.000%, due 12/01/25	56,743
89,252	S	7.000%, due 02/01/26	94,125
187,746	S	7.000%, due 03/01/26	198,011
79,718	S	7.000%, due 01/01/30	84,103
2,563,484	S	7.000%, due 06/01/31	2,704,278
11,129	S	7.500%, due 11/01/29	11,900
56,652	S	7.500%, due 10/01/30	60,487
104,276	S	7.500%, due 11/01/30	111,335
1,463,663	C,S	7.500%, due 01/25/48	1,531,184
235,666	S	10.000%, due 02/25/19	266,389
			221,386,480
		Government National Mortgage Association: 0.1%
66,588	S	6.125%, due 12/20/29	67,347
97,979	S	6.375%, due 04/20/28	99,075
2,357,133	S	6.500%, due 10/15/31	2,444,209
402,694	S	7.000%, due 04/15/26	427,826

Principal Amount			Value
$160,363	S	7.000%, due 05/15/32	$170,044
26,796	S	7.500%, due 04/15/22	28,571
6,154	S	7.500%, due 05/15/22	6,561
6,431	S	7.500%, due 06/15/22	6,856
1,368		7.500%, due 08/15/22	1,459
5,443	S	7.500%, due 06/15/24	5,811
6,154	S	7.500%, due 01/15/26	6,574
2,024	S	7.500%, due 07/15/26	2,162
29,074	S	7.500%, due 03/15/29	31,037
40,551	S	7.500%, due 04/15/29	43,288
83,360	S	7.500%, due 08/15/29	88,988
9,757	S	7.500%, due 09/15/29	10,416
21,081	S	7.500%, due 10/15/29	22,504
37,839	S	7.500%, due 12/15/29	40,397
7,410	S	7.500%, due 01/15/30	7,907
61,346	S	7.500%, due 02/15/30	65,462
675		7.500%, due 02/15/30	720
43,339	S	7.500%, due 05/15/30	46,247
22,224	S	7.500%, due 06/15/30	23,715
15,950	S	7.500%, due 07/15/30	17,020
475		7.500%, due 08/15/30	507
41,909	S	7.500%, due 08/15/30	44,721
136		7.500%, due 08/15/30	145
11,003	S	7.500%, due 10/15/30	11,742
2,936		7.500%, due 11/15/30	3,123
1,708		7.500%, due 01/15/31	1,821
1,465	S	7.500%, due 02/15/31	1,563
652		7.500%, due 02/15/31	695
21,043	S	7.500%, due 02/15/31	22,448
559		7.500%, due 02/15/31	596
17,587	S	7.500%, due 03/15/31	18,761
12,433	S	7.500%, due 04/15/31	13,263
1,590	S	7.500%, due 09/15/31	1,696
374,317	S	7.500%, due 12/15/31	399,414
56,648	S	7.500%, due 01/15/32	60,453
66,430	S	7.500%, due 03/15/32	70,865
981		7.500%, due 04/15/32	1,045
36,454	S	7.500%, due 05/15/32	38,847
973		7.500%, due 06/15/32	1,036
91,403	S	7.500%, due 06/15/32	97,402
			4,454,339
Total U.S. Government Agency Obligations (Cost $614,417,220)			619,865,110
U.S. TREASURY OBLIGATIONS: 28.9%
		U.S. Treasury Bonds: 2.3%
37,337,000	L	4.250%, due 11/15/17	37,999,172
36,643,000	L	4.750%, due 02/15/37	38,360,677
			76,359,849
		U.S. Treasury Notes: 24.3%
550,485,000	S,L	3.125%, due 11/30/09	551,259,532
3,390,000	S	3.250%, due 12/31/09	3,402,716
260,554,000	L	3.375%, due 11/30/12	259,760,353
			814,422,601
		Treasury Inflation Indexed Protected Securities: 2.3%
14,560,116	L	2.375%, due 04/15/11	15,181,207
14,549,391	L	2.375%, due 01/15/17	15,357,566

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2007 (CONTINUED)

Principal Amount			Value
		Treasury Inflation Indexed Protected Securities (continued)
$15,353,972	L	2.375%, due 01/15/25	$16,124,082
30,230,746	L	3.875%, due 01/15/09	31,132,952
			77,795,807
Total U.S. Treasury Obligations (Cost $966,325,512)			968,578,257
ASSET-BACKED SECURITIES: 2.4%
		Automobile Asset-Backed Securities: 0.0%
246,276	C,S	AmeriCredit Automobile Receivables Trust, 4.220%, due 07/06/09	245,947
			245,947
		Credit Card Asset-Backed Securities: 0.1%
6,000	C,S	Bank One Issuance Trust, 4.540%, due 09/15/10	6,000
4,167,000	C,S	Citibank Credit Card Issuance Trust, 5.650%, due 09/20/19	4,234,714
			4,240,714
		Home Equity Asset-Backed Securities: 1.0%
10,593,000	C,S	GSAA Trust, 5.242%, due 06/25/34	10,592,440
3,328,000	#,C,S	Irwin Home Equity, 5.960%, due 08/25/37	2,927,602
350,262	C,S	Merrill Lynch Mortgage Investors, Inc., 5.225%, due 07/25/34	340,310
9,285,000	C,S	Morgan Stanley Mortgage Loan Trust, 5.858%, due 01/25/47	8,835,104
396,309	C,S	Renaissance Home Equity Loan Trust, 4.456%, due 05/25/35	394,452
729,195	C,S	Renaissance Home Equity Loan Trust, 4.723%, due 11/25/35	726,600
3,393,000	C,S	Residential Funding Mortgage Securities II, Inc., 5.890%, due 05/25/37	3,313,562
4,000,000	C,S	Specialty Underwriting & Residential Finance, 5.065%, due 12/25/36	3,686,924
1,305,472	C,S	Wells Fargo Home Equity Trust, 3.970%, due 05/25/34	1,226,953
500,000	C,S	Wells Fargo Home Equity Trust, 4.430%, due 05/25/34	469,062
			32,513,009

Principal Amount			Value
		Other Asset-Backed Securities: 1.3%
$287,416	C,S	Amortizing Residential Collateral Trust, 5.365%, due 05/25/32	$256,878
855,203	C,S	Bear Stearns Asset-Backed Securities, Inc., 5.265%, due 07/25/36	740,632
1,819	C,S	Chase Funding Mortgage Loan, 4.045%, due 05/25/33	1,770
725,661	C,S	Chase Funding Mortgage Loan, 5.165%, due 07/25/33	719,371
163,313	C,S	Countrywide Asset-Backed Certificates, 4.493%, due 02/25/36	162,800
6,668,000	C,S	Credit-Based Asset Servicing and Securitization, LLC, 4.831%, due 08/25/35	6,540,950
4,266,000	C,S	Credit-Based Asset Servicing and Securitization, LLC, 5.501%, due 12/25/36	4,215,640
3,360,000	#,C,S	Credit-Based Asset Servicing and Securitization, LLC, 5.746%, due 12/25/37	3,315,376
2,876,000	#,C,S	Credit-Based Asset Servicing and Securitization, LLC, 6.020%, due 12/25/37	2,747,029
3,375,000	C,S	Equity One, Inc., 5.050%, due 09/25/33	3,282,176
589,438	C,S	Fannie Mae, 5.005%, due 04/25/35	589,573
2,382,223	C,S	First Horizon Asset Back Trust, 4.995%, due 09/25/29	2,144,643
6,265,000	#,C,S	Hudson Mezzanine Funding, 5.982%, due 06/12/42	156,625
3,173,208	C,S	Lehman XS Trust, 5.145%, due 08/25/35	3,083,945
466,463	C,S	Long Beach Mortgage Loan Trust, 5.195%, due 01/25/46	426,873
1,194,086	C,S	Merrill Lynch Mortgage Investors, Inc., 5.045%, due 09/25/36	944,543
5,845,000	C,S	Merrill Lynch Mortgage Investors, Inc., 5.065%, due 01/25/37	5,519,419
2,065,000	C,S	Merrill Lynch Mortgage Investors, Inc., 5.609%, due 03/25/37	2,049,993
843	C	Popular Mortgage Pass-Through Trust, 4.000%, due 12/25/34	833
893,477	C,S	Popular Mortgage Pass-Through Trust, 4.596%, due 11/25/35	890,624
1,380,000	C,S	Renaissance Home Equity Loan Trust, 5.608%, due 05/25/36	1,368,424
89,791	C,S	Residential Asset Mortgage Products, Inc., 5.485%, due 06/25/33	89,014

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2007 (CONTINUED)

Principal Amount			Value
		Other Asset-Backed Securities (continued)
$3,269,876	C,S	Structured Asset Securities Corp., 4.910%, due 06/25/33	$3,271,251
645,357	C,S	Structured Asset Securities Corp., 6.000%, due 03/25/34	644,496
			43,162,878
Total Asset-Backed Securities (Cost $88,872,928)			80,162,548
COLLATERALIZED MORTGAGE OBLIGATIONS: 27.5%
794,355	C,S	American Home Mortgage Assets, 5.578%, due 02/25/47	690,208
9,823,639	C,S	American Home Mortgage Assets, 5.708%, due 11/25/46	9,233,828
4,664,285	C,S	American Home Mortgage Assets, 5.788%, due 09/25/46	4,105,564
5,047,215	C,S	American Home Mortgage Investment Trust, 5.155%, due 11/25/45	4,801,682
7,273,818	#,S	Astoria Depositor Corp., 7.902%, due 05/01/21	7,564,770
10,558,935	C,S	Banc of America Alternative Loan Trust, 6.280%, due 11/25/21	10,967,694
8,146,524	C,S	Banc of America Alternative Loan Trust, 6.493%, due 04/25/37	8,145,209
138,174,273	C,S,^	Banc of America Commercial Mortgage, Inc., 0.292%, due 01/15/49	2,862,460
781,000	C,S	Banc of America Commercial Mortgage, Inc., 4.161%, due 12/10/42	775,432
385,000	C,S	Banc of America Commercial Mortgage, Inc., 4.429%, due 11/10/39	380,951
3,941,000	C,S	Banc of America Commercial Mortgage, Inc., 4.502%, due 07/10/42	3,912,769
7,612,000	C,S	Banc of America Commercial Mortgage, Inc., 4.611%, due 07/10/43	7,561,424
2,735,000	C,S	Banc of America Commercial Mortgage, Inc., 4.764%, due 07/10/45	2,718,457
3,928,213	C,S	Banc of America Commercial Mortgage, Inc., 4.772%, due 07/11/43	3,940,915
4,150,000	C,S	Banc of America Commercial Mortgage, Inc., 4.891%, due 07/10/45	4,100,391
3,295,000	C,S	Banc of America Commercial Mortgage, Inc., 5.463%, due 09/10/47	3,029,585
970,000	C,S	Banc of America Commercial Mortgage, Inc., 6.186%, due 06/11/35	1,017,933

Principal Amount			Value
$6,434,386	C,S	Banc of America Funding Corp., 5.159%, due 05/20/47	$6,112,708
7,714,491	C,S	Banc of America Funding Corp., 5.159%, due 06/20/47	6,761,831
11,248,072	C,S	Banc of America Funding Corp., 5.260%, due 09/20/35	10,892,290
19,354,261	C,S	Banc of America Funding Corp., 5.653%, due 06/20/37	18,860,449
5,352,878	C,S	Banc of America Funding Corp., 5.750%, due 09/20/34	5,259,498
5,264,299	C,S	Banc of America Funding Corp., 5.843%, due 05/20/36	5,196,271
4,198,903	C,S	Banc of America Funding Corp., 7.000%, due 10/25/37	4,264,569
5,617,114	C,S	Banc of America Mortgage Securities, Inc., 5.177%, due 09/25/35	5,486,601
1,950,262	C,S	Banc of America Mortgage Securities, Inc., 5.250%, due 11/25/19	1,942,407
2,106,942	C,S	Banc of America Mortgage Securities, Inc., 5.500%, due 11/25/33	2,037,254
4,000,182	C,S	Banc of America Mortgage Securities, Inc., 5.500%, due 06/25/35	4,005,780
1,402,002	C,S	Bear Stearns Alternative-A Trust, 5.185%, due 07/25/34	1,399,285
405,000	C,S	Bear Stearns Commercial Mortgage Securities, 4.030%, due 02/13/46	401,245
1,206,000	C,S	Bear Stearns Commercial Mortgage Securities, 4.565%, due 07/11/42	1,200,169
5,802,000	S	Bear Stearns Commercial Mortgage Securities, 5.660%, due 09/11/41	5,426,017
3,221,000	C,S	Bear Stearns Commercial Mortgage Securities, 7.780%, due 02/15/32	3,379,632
677,661	C,S	Capco America Securitization Corp., 6.260%, due 10/15/30	681,029
279,000	C,S	Capco America Securitization Corp., 6.460%, due 10/15/30	281,581
5,762,422	C,S	Chase Manhattan Bank-First Union National Bank, 7.439%, due 08/15/31	5,962,219
11,049,900	C,S	Chase Mortgage Finance Corp., 5.409%, due 12/25/35	11,060,753
6,910,841	C,S	Chase Mortgage Finance Corp., 5.500%, due 11/25/35	6,914,779

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2007 (CONTINUED)

Principal Amount			Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$9,471,939	C,S	Chaseflex Trust, 6.500%, due 02/25/37	$9,522,251
4,070,442	C,S	Citigroup Mortgage Loan Trust, Inc., 5.612%, due 04/25/37	4,028,189
6,122,450	C,S	Citigroup Mortgage Loan Trust, Inc., 5.940%, due 06/25/36	6,069,170
11,459,517	C,S	Citigroup Mortgage Loan Trust, Inc., 6.000%, due 11/25/35	11,471,773
23,671,843	C,S	Citigroup Mortgage Loan Trust, Inc., 6.059%, due 08/25/36	23,956,748
2,413,703	C,S	Citigroup Mortgage Securities, Inc., 5.500%, due 02/25/22	2,440,497
819,000	C,S	Commercial Mortgage Pass-Through Certificates, 3.600%, due 03/10/39	808,989
2,524,821	C,S	Countrywide Alternative Loan Trust, 5.105%, due 11/25/46	2,336,734
344,213	C,S	Countrywide Alternative Loan Trust, 5.165%, due 02/25/35	339,136
12,146,831	C,S	Countrywide Alternative Loan Trust, 5.407%, due 10/25/35	12,138,654
1,707,182	C,S	Countrywide Alternative Loan Trust, 5.500%, due 02/25/25	1,647,335
4,515,996	C,S	Countrywide Alternative Loan Trust, 5.565%, due 09/25/36	4,512,048
7,694,451	C,S	Countrywide Alternative Loan Trust, 5.668%, due 11/25/46	6,929,622
1,491,575	C,S	Countrywide Alternative Loan Trust, 6.000%, due 05/25/36	1,487,015
600,506	C,S	Countrywide Home Loan Mortgage Pass-Through Trust, 5.000%, due 02/25/18	584,623
4,056,483	C,S	Countrywide Home Loan Mortgage Pass-Through Trust, 5.250%, due 10/25/35	3,810,248
20,388,073	C,S	Countrywide Home Loan Mortgage Pass-Through Trust, 5.750%, due 07/25/37	20,473,214
1,624,916	C,S	Credit Suisse First Boston Mortgage Securities Corp., 3.727%, due 03/15/35	1,583,312
1,063,383	C,S	Credit Suisse First Boston Mortgage Securities Corp., 3.819%, due 05/15/36	1,041,330
2,328,000	C,S	Credit Suisse First Boston Mortgage Securities Corp., 4.801%, due 03/15/36	2,317,692
1,506,361	C,S	Credit Suisse First Boston Mortgage Securities Corp., 5.000%, due 08/25/20	1,461,646

Principal Amount			Value
$4,000	C,S	Credit Suisse First Boston Mortgage Securities Corp., 7.560%, due 04/15/62	$4,280
3,731,924	C,S	Credit Suisse Mortgage Capital Certificates, 7.000%, due 08/25/36	3,770,285
19,701	C,S	DLJ Commercial Mortgage Corp., 6.240%, due 11/12/31	19,802
59,658	C,S	DLJ Commercial Mortgage Corp., 7.300%, due 06/10/32	61,342
11,784,906	C,S	First Horizon Alternative Mortgage Securities, 5.500%, due 08/25/35	11,516,094
4,095,766	C,S	First Horizon Asset Securities, Inc., 5.500%, due 12/25/35	4,093,531
3,400,000	C,S	First Union National Bank Commercial Mortgage, 6.663%, due 01/12/43	3,580,312
136,168,971	C,S,^	GE Capital Commercial Mortgage Corp., 0.507%, due 06/10/48	2,082,296
1,336,793	C,S	GE Capital Commercial Mortgage Corp., 3.752%, due 07/10/39	1,323,596
793,000	C,S	GE Capital Commercial Mortgage Corp., 4.371%, due 01/10/38	789,083
301,000	C,S	GE Capital Commercial Mortgage Corp., 4.865%, due 07/10/39	302,217
987,999	C,S	GE Capital Commercial Mortgage Corp., 5.560%, due 06/10/38	1,002,451
3,291,986	C,S	GMAC Mortgage Corp. Loan Trust, 4.583%, due 10/19/33	3,212,459
8,224,632	C,S	GMAC Mortgage Corp. Loan Trust, 5.259%, due 03/18/35	7,967,043
4,804,444	C,S	GMAC Mortgage Corp. Loan Trust, 5.461%, due 11/19/35	4,715,956
109,281,769	#,C,S,^	Greenwich Capital Commercial Funding Corp., 0.323%, due 03/10/39	2,340,990
6,606,000	C,S	Greenwich Capital Commercial Funding Corp., 5.117%, due 04/10/37	6,621,656
3,280,000	C,S	Greenwich Capital Commercial Funding Corp., 5.534%, due 03/10/39	2,979,549
1,660,000	C,S	Greenwich Capital Commercial Funding Corp., 5.554%, due 03/10/39	1,489,859
1,325,000	C,S	Greenwich Capital Commercial Funding Corp., 5.613%, due 03/10/39	1,124,547
4,390,000	C,S	GS Mortgage Securities Corp. II, 5.627%, due 04/10/38	3,981,004

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2007 (CONTINUED)

Principal Amount			Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$1,209,858	#,C,S	GSMPS 2005-RP1 1AF, 5.215%, due 01/25/35	$1,195,984
2,955,499	C,S	GSR Mortgage Loan Trust, 5.500%, due 07/25/35	2,914,511
1,153,843	C,S	Harborview Mortgage Loan Trust, 5.315%, due 01/19/35	1,114,426
774,749	C,S	Homebanc Mortgage Trust, 5.295%, due 08/25/29	774,299
15,000,000	C,S	JPMorgan Alternative Loan Trust, 5.035%, due 08/25/36	14,746,554
1,129,141	C,S	JPMorgan Alternative Loan Trust, 5.507%, due 01/25/36	1,118,339
369,168,553	C,S,^	JPMorgan Chase Commercial Mortgage Securities Corp., 0.046%, due 01/12/43	482,429
659,488	C,S	JPMorgan Chase Commercial Mortgage Securities Corp., 4.200%, due 07/12/35	653,722
3,890,000	C,S	JPMorgan Chase Commercial Mortgage Securities Corp., 4.223%, due 01/15/42	3,861,936
4,771,456	C,S	JPMorgan Chase Commercial Mortgage Securities Corp., 4.275%, due 01/12/37	4,731,488
1,402,000	C,S	JPMorgan Chase Commercial Mortgage Securities Corp., 4.865%, due 03/15/46	1,382,641
978,000	C,S	JPMorgan Chase Commercial Mortgage Securities Corp., 5.455%, due 05/15/47	919,690
1,951,000	C,S	JPMorgan Chase Commercial Mortgage Securities Corp., 5.495%, due 05/15/47	1,790,899
638,350	C,S	JPMorgan Chase Commercial Mortgage Securities Corp., 5.833%, due 04/15/45	646,643
4,589,000	C,S	JPMorgan Chase Commercial Mortgage Securities Corp., 5.857%, due 10/12/35	4,756,780
4,005,000	C,S	JPMorgan Chase Commercial Mortgage Securities Corp., 5.861%, due 04/15/45	4,103,463
26,939,708	C,S	JPMorgan Mortgage Trust, 5.405%, due 11/25/35	26,377,620
28,084,493	C,S,^	LB-UBS Commercial Mortgage Trust, 0.485%, due 02/15/40	878,292
1,794,000	C,S	LB-UBS Commercial Mortgage Trust, 3.992%, due 10/15/29	1,776,613

Principal Amount			Value
$6,291,000	C,S	LB-UBS Commercial Mortgage Trust, 4.201%, due 12/15/29	$6,252,315
499,000	C,S	LB-UBS Commercial Mortgage Trust, 4.310%, due 02/15/30	492,625
1,707,000	C,S	LB-UBS Commercial Mortgage Trust, 4.510%, due 12/15/29	1,694,251
2,276,000	C,S	LB-UBS Commercial Mortgage Trust, 4.567%, due 06/15/29	2,270,497
2,531,788	C,S	LB-UBS Commercial Mortgage Trust, 4.821%, due 04/15/30	2,525,622
1,066,000	C,S	LB-UBS Commercial Mortgage Trust, 4.836%, due 02/15/40	996,266
2,050,000	C,S	LB-UBS Commercial Mortgage Trust, 4.885%, due 09/15/30	2,046,932
2,416,000	C,S	LB-UBS Commercial Mortgage Trust, 4.998%, due 04/15/30	2,397,992
3,322,000	C,S	LB-UBS Commercial Mortgage Trust, 5.103%, due 11/15/30	3,329,843
4,256,000	C,S	LB-UBS Commercial Mortgage Trust, 5.287%, due 04/15/40	4,025,302
6,517,000	C,S	LB-UBS Commercial Mortgage Trust, 5.403%, due 02/15/40	6,552,980
2,358,000	C,S	LB-UBS Commercial Mortgage Trust, 5.516%, due 11/15/38	2,091,254
1,693,000	C,S	LB-UBS Commercial Mortgage Trust, 5.533%, due 02/15/40	1,519,852
3,386,000	C,S	LB-UBS Commercial Mortgage Trust, 5.563%, due 02/15/40	2,985,852
15,233,000	C,S	LB-UBS Commercial Mortgage Trust, 6.365%, due 12/15/28	16,026,449
11,516,549	C,S	LB-UBS Commercial Mortgage Trust, 7.370%, due 08/15/26	12,144,530
3,752,000	C,S	MASTR Alternative Loans Trust, 6.250%, due 07/25/36	3,775,762
158,560	C,S	MASTR Alternative Loans Trust, 6.500%, due 05/25/33	158,167
812,996	C,S	MASTR Alternative Loans Trust, 8.500%, due 05/25/33	816,440
83,495,729	#,C,S,^	Merrill Lynch Mortgage Trust, 0.177%, due 11/12/35	460,930
104,882,132	S,^	Merrill Lynch Mortgage Trust, 0.212%, due 10/12/41	1,972,602

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2007 (CONTINUED)

Principal Amount			Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$2,725,000	C,S	Merrill Lynch Mortgage Trust, 4.892%, due 02/12/42	$2,736,173
19,360,891	C,S,^	Merrill Lynch/Countrywide Commercial Mortgage Trust, 0.545%, due 08/12/48	726,512
1,445,000	C,S	Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.479%, due 08/12/48	1,289,115
1,617,000	C,S	Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.509%, due 08/12/48	1,416,776
1,138,249	C,S	MLCC Mortgage Investors, Inc., 5.095%, due 04/25/29	1,118,200
498,109	C,S	MLCC Mortgage Investors, Inc., 5.185%, due 01/25/29	495,732
8,245,000	C,S	Morgan Stanley Capital I, 5.007%, due 01/14/42	8,190,216
1,319,370	C,S	Morgan Stanley Dean Witter Capital I, 4.180%, due 03/12/35	1,296,604
72,414	C,S	MortgageIT Trust, 5.235%, due 11/25/35	67,351
3,764,000	C,S	New York Mortgage Trust, Inc., 5.649%, due 05/25/36	3,798,999
1,804,000	C,S	Nomura Asset Securities Corp., 6.690%, due 03/15/30	1,920,334
2,117,716	C,S	Prime Mortgage Trust, 5.365%, due 02/25/35	2,085,699
2,344,282	C,S	Prudential Commercial Mortgage Trust, 3.669%, due 02/11/36	2,301,819
14,283,854	C,S	RAAC Series, 5.250%, due 09/25/34	14,080,006
1,661,824	C,S	Residential Accredit Loans, Inc., 5.095%, due 05/25/46	1,528,638
13,998,680	C,S	Residential Accredit Loans, Inc., 5.500%, due 05/25/34	12,609,272
1,315,905	C,S	Residential Funding Mortgage Security I, 5.315%, due 05/25/33	1,305,362
8,105,338	C,S	Residential Funding Mortgage Security I, 6.000%, due 06/25/36	8,163,569
739,497	C,S	Sequoia Mortgage Trust, 5.219%, due 01/20/35	720,652
884,541	C,S	Structured Adjustable Rate Mortgage Loan Trust, 5.175%, due 07/25/35	829,649
1,162,742	C,S	Structured Adjustable Rate Mortgage Loan Trust, 5.922%, due 05/25/36	1,153,769
1,488,883	C,S	Structured Asset Mortgage Investments, Inc., 5.205%, due 04/19/35	1,481,522

Principal Amount			Value
$6,176,819	C,S	Structured Asset Mortgage Investments, Inc., 7.148%, due 12/27/35	$6,266,748
1,410,324	C,S	Structured Asset Securities Corp., 5.500%, due 07/25/33	1,401,261
2,212,541	C,S	Thornburg Mortgage Securities Trust, 5.215%, due 12/25/33	2,198,750
2,065,142	C,S	Thornburg Mortgage Securities Trust, 5.235%, due 09/25/44	2,029,718
1,336,000	#,C,S	Wachovia Bank Commercial Mortgage Trust, 5.210%, due 10/15/44	1,223,361
11,328,000	C,S	Wachovia Bank Commercial Mortgage Trust, 5.210%, due 10/15/44	10,571,046
610,000	C,S	Wachovia Bank Commercial Mortgage Trust, 5.244%, due 07/15/42	612,634
4,782,000	C,S	Washington Mutual Mortgage Pass-Through Certificates, 3.795%, due 06/25/34	4,702,839
3,979,815	C,S	Washington Mutual Mortgage Pass-Through Certificates, 5.000%, due 12/25/18	3,937,963
7,926,316	C,S	Washington Mutual Mortgage Pass-Through Certificates, 5.079%, due 09/25/46	6,884,092
1,005,561	C,S	Washington Mutual Mortgage Pass-Through Certificates, 5.175%, due 01/25/45	952,198
981,704	C,S	Washington Mutual Mortgage Pass-Through Certificates, 5.233%, due 06/25/44	967,536
1,809,825	C,S	Washington Mutual Mortgage Pass-Through Certificates, 5.265%, due 08/25/45	1,757,782
1,291,969	C,S	Washington Mutual Mortgage Pass-Through Certificates, 5.465%, due 07/25/36	1,280,838
7,773,835	C,S	Washington Mutual Mortgage Pass-Through Certificates, 5.488%, due 03/25/47	7,136,596
8,813,658	C,S	Washington Mutual Mortgage Pass-Through Certificates, 5.496%, due 01/25/37	8,736,390
9,246,327	C,S	Washington Mutual Mortgage Pass-Through Certificates, 5.548%, due 04/25/47	8,435,799

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2007 (CONTINUED)

Principal Amount			Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$13,407,174	C,S	Washington Mutual Mortgage Pass-Through Certificates, 5.558%, due 04/25/47	$12,341,243
17,845,290	C,S	Washington Mutual Mortgage Pass-Through Certificates, 5.558%, due 05/25/47	16,462,942
5,855,145	C,S	Washington Mutual Mortgage Pass-Through Certificates, 5.598%, due 07/25/47	5,406,405
5,907,072	C,S	Washington Mutual Mortgage Pass-Through Certificates, 5.628%, due 11/25/46	5,486,007
15,215,875	C,S	Washington Mutual Mortgage Pass-Through Certificates, 5.683%, due 06/25/37	15,196,304
19,863,029	C,S	Washington Mutual Mortgage Pass-Through Certificates, 5.700%, due 06/25/37	19,613,933
8,673,661	C,S	Washington Mutual Mortgage Pass-Through Certificates, 5.748%, due 09/25/46	8,056,907
12,810,530	C,S	Washington Mutual Mortgage Pass-Through Certificates, 5.750%, due 02/25/36	12,747,278
6,786,932	C,S	Washington Mutual Mortgage Pass-Through Certificates, 5.758%, due 05/25/46	5,972,500
870,192	C,S	Washington Mutual Mortgage Pass-Through Certificates, 5.758%, due 06/25/46	809,408
2,761,000	C,S	Washington Mutual Mortgage Pass-Through Certificates, 5.822%, due 10/25/36	2,790,724
10,845,794	C,S	Washington Mutual Mortgage Pass-Through Certificates, 5.877%, due 07/25/37	10,599,242
13,254,048	C,S	Washington Mutual Mortgage Pass-Through Certificates, 5.880%, due 07/25/37	13,235,477
1,617,591	C,S	Washington Mutual Mortgage Pass-Through Certificates, 5.883%, due 10/25/46	1,582,206
9,708,742	C,S	Washington Mutual Mortgage Pass-Through Certificates, 5.914%, due 07/25/37	9,672,190

Principal Amount			Value
$3,548,529	C,S	Washington Mutual Mortgage Pass-Through Certificates, 6.000%, due 06/25/34	$3,583,910
7,011,463	C,S	Washington Mutual Mortgage Pass-Through Certificates, 6.000%, due 07/25/36	6,995,758
4,750,372	C,S	Wells Fargo Alternative Loan Trust, 6.000%, due 06/25/37	4,699,616
2,431,979	C,S	Wells Fargo Alternative Loan Trust, 6.250%, due 11/25/37	2,390,734
6,671,000	C,S	Wells Fargo Mortgage-Backed Securities Trust, 3.500%, due 06/25/35	6,623,531
5,950,000	C,S	Wells Fargo Mortgage-Backed Securities Trust, 4.500%, due 08/25/18	5,746,740
4,195,000	C,S	Wells Fargo Mortgage-Backed Securities Trust, 4.790%, due 07/25/34	4,132,274
4,243,000	C,S	Wells Fargo Mortgage-Backed Securities Trust, 4.818%, due 07/25/34	4,127,458
4,215,843	C,S	Wells Fargo Mortgage-Backed Securities Trust, 4.892%, due 08/25/34	4,137,846
6,391,066	C,S	Wells Fargo Mortgage-Backed Securities Trust, 5.000%, due 12/25/33	6,200,589
9,977,426	C,S	Wells Fargo Mortgage-Backed Securities Trust, 5.110%, due 03/25/36	9,719,027
9,673,070	C,S	Wells Fargo Mortgage-Backed Securities Trust, 5.387%, due 08/25/35	9,489,745
5,582,110	C,S	Wells Fargo Mortgage-Backed Securities Trust, 5.500%, due 12/25/35	5,470,308
6,321,663	C,S	Wells Fargo Mortgage-Backed Securities Trust, 5.500%, due 01/25/36	6,195,052
19,880,331	C,S	Wells Fargo Mortgage-Backed Securities Trust, 5.650%, due 12/25/36	19,550,826
8,231,862	C,S	Wells Fargo Mortgage-Backed Securities Trust, 5.940%, due 11/25/36	8,323,557

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2007 (CONTINUED)

Principal Amount			Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$9,465,121	C,S	Wells Fargo Mortgage-Backed Securities Trust, 5.950%, due 10/25/36	$9,572,903
10,412,828	C,S	Wells Fargo Mortgage-Backed Securities Trust, 6.000%, due 06/25/36	10,505,137
Total Collateralized Mortgage Obligations (Cost $936,946,619)			919,886,306
MUNICIPAL BONDS: 0.5%
		California: 0.2%
6,482,000	C,S	City of San Diego, 7.125%, due 06/01/32	5,929,150
			5,929,150
		Michigan: 0.3%
11,680,000	S	Michigan Tobacco Settlement Finance Authority, 7.309%, due 06/01/34	10,862,750
			10,862,750
Total Municipal Bonds (Cost $18,265,815)			16,791,900
Shares			Value
PREFERRED STOCK: 0.9%
		Banks: 0.1%
248,050	@@,P,S	Santander Finance, 5.661%, due 03/05/17	4,688,145
			4,688,145
		Diversified Financial Services: 0.3%
182,000	P,S	Deutsche Bank Capital Trust II, 6.550%, due 05/23/17	3,933,020
302,625	P, L	Merrill Lynch & Co., Inc., 5.482%, due 05/21/12	5,295,938
			9,228,958
		Insurance: 0.4%
324,192	@@,P,S	Aegon NV, 6.375%, due 06/15/15	6,402,792
126,500	@@,P,S	Aegon NV - Series 1, 5.866%, due 12/15/10	2,245,375
285,147	P,S	Metlife, Inc., 6.500%, due 09/15/10	6,227,610
			14,875,777
		Sovereign: 0.1%
68,000	P,S	Fannie Mae, 5.580%, due 09/30/12	1,547,000
			1,547,000
Total Preferred Stock (Cost $38,622,157)			30,339,880
Total Long-Term Investments (Cost $3,492,575,090)			3,436,872,286

Shares			Value
SHORT-TERM INVESTMENTS: 28.0%
		Mutual Fund: 1.7%
58,316,000	**,S	ING Institutional Prime Money Market Fund	$58,316,000
Total Mutual Fund (Cost $58,316,000)			58,316,000
Principal Amount			Value
		Repurchase Agreement: 0.2%
$6,897,000	S	Goldman Sachs Repurchase Agreement dated 12/31/07, 4.150%, due 01/02/08, $6,898,590 to be received upon repurchase (Collateralized by $6,427,000 Federal Home Loan Mortgage Corporation, 5.750%, Market Value plus accrued interest $7,035,276, due 01/15/12)	6,897,000
Total Repurchase Agreement (Cost $6,897,000)			6,897,000
		Securities Lending Collateralcc: 26.1%
872,460,480		Bank of New York Mellon Corp. Institutional Cash Reserves	872,460,480
Total Securities Lending Collateral (Cost $872,460,480)			872,460,480
Total Short-Term Investments (Cost $937,673,480)			937,673,480

Total Investments in Securities (Cost $4,430,248,570)*	130.7%	$4,374,545,766
Other Assets and Liabilities - Net	(30.7)	(1,027,875,553)
Net Assets	100.0%	$3,346,670,213

@@  Foreign Issuer

MASTR  Mortgage Asset Securitization Transaction, Inc.

#  Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.

C  Bond may be called prior to maturity date.

P  Preferred Stock may be called prior to convertible date.

cc  Securities purchased with cash collateral for securities loaned.

W  When-issued or delayed delivery security

S  All or a portion of this security is segregated for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts.

I  Illiquid security

L  Loaned security, a portion or all of the security is on loan at December 31, 2007.

**  Investment in affiliate

^  Interest Only (IO) Security

Z  Indicates Zero Coupon Bond; rate shown reflects current effective yield.

BRL  Brazilian Real

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2007 (CONTINUED)

*  Cost for federal income tax purposes is $4,433,119,083

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$17,461,973
Gross Unrealized Depreciation	(76,035,290)
Net Unrealized Depreciation	$(58,573,317)

At December 31, 2007 the following forward foreign currency contracts were outstanding for ING VP Intermediate Bond Portfolio:

Currency	Buy/Sell	Settlement Date	In Exchange For	Value	Unrealized Appreciation/ (Depreciation)
			USD
Euro EUR 22,361,292	Buy	1/14/08	32,749,521	32,702,086	$(47,435)
Euro EUR 22,250,869	Buy	1/14/08	32,580,902	32,540,599	(40,303)
					$(87,738)
Brazil Real BRL 7,085,400	Sell	1/31/08	3,881,135	3,961,074	$(79,939)
Euro EUR 22,361,292	Sell	1/14/08	32,658,980	32,702,086	(43,106)
Euro EUR 22,250,869	Sell	1/14/08	32,658,980	32,540,599	118,381
British Pound Sterling GBP 32,425,300	Sell	2/14/08	66,257,210	64,464,467	1,792,744
					$1,788,080

ING VP Intermediate Bond Portfolio Open Futures Contracts on December 31, 2007:

Contract Description	Number of Contracts	Notional Market Value	Expiration Date	Unrealized Appreciation/ (Depreciation)
Long Contracts
90-Day Eurodollar	1,859	$445,067,838	03/17/08	$2,173,246
90-Day Eurodollar	3,313	799,344,075	09/15/08	2,977,385
90-Day Sterling	569	134,460,173	09/17/08	128,261
90-Day Sterling	569	134,700,862	12/17/08	211,575
Australia 10-Year Bond	519	44,518,259	03/17/08	(131,900)
Canada 10-Year Bond	413	48,089,528	03/19/08	(321,241)
Euro-Bund	262	43,327,661	03/06/08	(930,641)
Euro-Schatz	721	108,950,619	03/06/08	(521,246)
Long Gilt	211	46,298,531	03/27/08	(186,012)
U.S. Treasury 2-Year Note	1,648	346,492,000	03/31/08	1,282,505
U.S. Treasury 5-Year Note	508	56,022,875	03/31/08	238,832
				$4,920,764
Short Contracts
90-Day Eurodollar	3,313	$(798,018,875)	09/14/09	$(3,423,787)
90-Day Sterling	569	(134,729,178)	09/16/09	(316,590)
90-Day Sterling	569	(134,644,229)	12/16/09	(267,736)
Fed Fund 30-Day	403	(161,322,051)	03/31/08	(573,660)
Fed Fund 30-Day	403	(161,456,395)	04/30/08	(715,189)
Fed Fund 30-Day	310	(124,397,451)	05/30/08	(914,001)
				$(6,210,963)

ING VP Intermediate Bond Portfolio Interest Rate Swap Agreements Outstanding on December 31, 2007:

	Termination Date	Notional Principal Amount		Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 4.04221% and pay a floating rate based on 3-month USD-LIBOR Counterparty: Citibank N.A., New York	12/13/09	USD	173,948,000	$511,664
Receive a floating rate based on 3-month USD-LIBOR and pay a fixed rate equal to 4.80031% Counterparty: Citibank N.A., New York	12/13/17	USD	41,434,000	(410,063)
				$101,601

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2007 (CONTINUED)

ING VP Intermediate Bond Portfolio Credit Default Swap Agreements Outstanding on December 31, 2007:

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Termination Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	Alcoa Inc. 5.375%, 01/15/13	Buy	(0.390)%	09/20/12	USD	5,827,000	$16,901
Citibank N.A., New York	Alcoa Inc. 5.375%, 01/15/13	Buy	(0.570)%	12/20/17	USD	14,942,000	76,919
JPMorgan Chase Bank N.A., New York	Alcoa Inc. 5.375%, 01/15/13	Buy	(0.430)%	09/20/12	USD	3,153,000	3,729
Lehman Brothers Special Financing Inc.	Alcoa Inc. 5.375%, 01/15/13	Buy	(0.400)%	09/20/12	USD	6,305,000	15,580
UBS AG	Australia and New Zealand Banking Group 4.450%, 02/05/15	Buy	(0.350)%	09/20/17	USD	5,233,000	25,918
UBS AG	Australia and New Zealand Banking Group 4.450%, 02/05/15	Buy	(0.510)%	09/20/17	USD	5,067,000	78,320
Citibank N.A., New York	Bank of Scotland 5.125%, 12/05/13	Buy	(0.320)%	09/20/17	USD	6,645,000	322,905
Citibank N.A., New York	Bank of Scotland 5.125%, 12/05/13	Buy	(0.660)%	09/20/17	USD	6,826,000	155,048
Citibank N.A., New York	Bank of Scotland 5.125%, 12/05/13	Buy	(0.650)%	09/20/17	USD	3,151,000	73,971
UBS AG	Bank of Scotland 5.125%, 12/05/13	Buy	(0.410)%	09/20/17	USD	5,233,000	218,442
Merrill Lynch International	Belo Corp. 7.750%, 06/01/27	Buy	(2.050)%	12/20/17	USD	6,001,000	158,401
Citibank N.A., New York	Belo Corp. 8.000%, 11/01/08	Buy	(0.930)%	09/20/12	USD	3,505,000	144,356
Citibank N.A., New York	Belo Corp. 8.000%, 11/01/08	Buy	(1.400)%	09/20/14	USD	3,501,000	151,967
Citibank N.A., New York	BNP Paribas 5.250%, 12/17/12	Buy	(0.250)%	09/20/17	USD	6,645,000	108,823
Citibank N.A., New York	BNP Paribas 5.250%, 12/17/12	Buy	(0.520)%	09/20/17	USD	1,410,000	(6,691)
Citibank N.A., New York	BNP Paribas 5.250%, 12/17/12	Buy	(0.520)%	09/20/17	USD	3,151,000	(14,953)
Citibank N.A., New York	CDX.EM.6 Index	Buy	(1.400)%	12/20/11	USD	9,301,000	177,583
Citibank N.A., New York	CDX.EM.7 Index	Buy	(1.250)%	06/20/12	USD	17,909,000	(285,152)
Citibank N.A., New York	CDX.EM.7 Index	Buy	(1.250)%	06/20/12	USD	17,993,000	(445,949)
Citibank N.A., New York	CDX.EM.7 Index	Buy	(1.250)%	06/20/12	USD	4,550,000	(14,778)
UBS AG	CDX.EM.7 Index	Buy	(1.250)%	06/20/12	USD	14,567,000	(339,748)
UBS AG	CDX.EM.7 Index	Buy	(1.250)%	06/20/12	USD	11,229,000	(75,675)
UBS AG	CDX.EM.7 Index	Buy	(1.250)%	06/20/12	USD	14,271,138	(304,265)
UBS AG	CDX.EM.7 Index	Buy	(1.250)%	06/20/12	USD	11,636,000	(38,107)
UBS AG	CDX.NA.HY.8 Index	Buy	(2.750)%	06/20/12	USD	14,015,000	(2,572)
UBS AG	CDX.NA.HY.8 Index	Sell	2.750%	06/20/12	USD	13,822,000	303,304
Lehman Brothers Special Financing Inc.	CDX.NA.HY.8 Index (15-25% Tranche)	Buy	(4.750)%	06/20/12	USD	19,199,000	567,676
Citibank N.A., New York	CDX.NA.HY.9 Index	Buy	(3.750)%	12/20/12	USD	23,547,000	813,376
UBS AG	CDX.NA.HY.9 Index	Buy	(3.750)%	12/20/12	USD	21,957,000	271,669
Lehman Brothers Special Financing Inc.	CDX.NA.HY.9 Index (15-25% Tranche)	Sell	7.050%	12/20/12	USD	9,600,000	(58,752)
Lehman Brothers Special Financing Inc.	CDX.NA.HY.9 Index (15-25% Tranche)	Sell	6.500%	12/20/12	USD	11,348,000	(324,099)
Lehman Brothers Special Financing Inc.	CDX.NA.HY.9 Index (35-60% Tranche)	Sell	1.950%	12/20/12	USD	11,348,000	(518,104)
Lehman Brothers Special Financing Inc.	CDX.NA.HY.9 Index (35-60% Tranche)	Sell	2.600%	12/20/12	USD	22,617,000	(387,226)
Citibank N.A., New York	CDX.NA.IG.9 Index	Buy	(0.600)%	12/20/12	USD	7,200,000	12,953
Lehman Brothers Special Financing Inc.	CDX.NA.IG.9 Index	Buy	(0.600)%	12/20/12	USD	22,065,000	61,990
Goldman Sachs International	CDX.NA.IG.HVOL.9 Index	Buy	(1.400)%	12/20/12	USD	61,786,000	237,599
Lehman Brothers Special Financing Inc.	CDX.NA.IG.HVOL.9 Index	Buy	(1.400)%	12/20/12	USD	63,044,000	237,530
Lehman Brothers Special Financing Inc.	CDX.NA.IG.HVOL.9 Index	Buy	(1.400)%	12/20/12	USD	63,044,000	242,132

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2007 (CONTINUED)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Termination Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Citibank N.A., New York	Centurytel Inc. 7.875%, 08/15/12	Buy	(0.730)%	09/20/12	USD	8,176,000	$(63,518)
Citibank N.A., New York	Centurytel Inc. 7.875%, 08/15/12	Buy	(0.720)%	09/20/12	USD	1,083,000	(7,950)
Merrill Lynch International	Centurytel Inc. 7.875%, 08/15/12	Buy	(0.740)%	09/20/12	USD	3,114,000	(25,527)
Citibank N.A., New York	CMS Energy Corp. 6.875%, 12/15/15	Sell	0.820%	03/20/12	USD	1,040,000	(14,380)
Merrill Lynch International	CMS Energy Corp. 6.875%, 12/15/15	Sell	0.840%	03/20/12	USD	5,710,000	(74,597)
Citibank N.A., New York	Computer Sciences Corp. 5.000%, 02/15/13	Buy	(0.780)%	09/20/17	USD	12,736,000	(172,955)
Lehman Brothers Special Financing Inc.	Countrywide Home Loan 4.000%, 03/22/11	Sell	8.700%	12/20/12	USD	649,000	(26,618)
UBS AG	Countrywide Home Loan 4.000%, 03/22/11	Sell	9.000%	12/20/12	USD	649,000	(21,496)
Citibank N.A., New York	Darden Restaurants Inc. 7.125%,02/01/16	Buy	(0.610)%	12/20/12	USD	1,660,000	17,300
Morgan Stanley Capital Services Inc.	Domtar Corp. (Obligation not yet specified)	Buy	(2.650)%	09/20/11	USD	2,758,500	(55,423)
UBS AG	Domtar Corp. (Obligation not yet specified)	Sell	2.600%	09/20/11	USD	2,761,000	50,865
Barclays Bank PLC	Federative Republic of Brazil 12.250%, 03/06/30	Sell	0.240%	06/20/08	USD	21,978,000	(13,884)
Barclays Bank PLC	Federative Republic of Brazil 12.250%, 03/06/30	Buy	(0.725)%	06/20/12	USD	7,693,000	63,529
Barclays Bank PLC	Federative Republic of Brazil 12.250%, 03/06/30	Buy	(1.600)%	08/20/12	USD	5,850,000	(156,766)
Citibank N.A., New York	Federative Republic of Brazil 12.250%, 03/06/30	Sell	0.240%	07/20/08	USD	14,080,000	(10,431)
Citibank N.A., New York	Federative Republic of Brazil 12.250%, 03/06/30	Buy	(0.740)%	07/20/12	USD	3,522,000	28,664
Lehman Brothers Special Financing Inc.	Federative Republic of Brazil 12.250%, 03/06/30	Buy	(0.800)%	07/20/12	USD	6,292,000	36,738
UBS AG	Federative Republic of Brazil 12.250%, 03/06/30	Buy	(0.780)%	07/20/12	USD	14,517,500	96,654
UBS AG	Federative Republic of Brazil 12.250%, 03/06/30	Buy	(0.860)%	08/20/12	USD	4,079,000	15,482
UBS AG	Federative Republic of Brazil 12.250%, 03/06/30	Buy	(1.150)%	08/20/12	USD	10,111,000	(81,638)
Citibank N.A., New York	First Data Corp. 4.700%, 08/01/13	Buy	(5.350)%	12/20/12	USD	7,311,000	128,916
Citibank N.A., New York	First Data Corp. 4.700%, 08/01/13	Buy	(5.900)%	12/20/17	USD	4,133,000	89,388
Lehman Brothers Special Financing Inc.	First Data Corp. 4.700%, 08/01/13	Buy	(5.450)%	12/20/12	USD	6,002,000	83,100
Merrill Lynch International	First Data Corp. 4.700%, 08/01/13	Buy	(5.450)%	12/20/12	USD	9,001,000	124,622
Citibank N.A., New York	Ford Motor Co. 6.500%, 08/01/18	Sell	6.100%	12/20/12	USD	3,159,000	(181,959)
Barclays Bank PLC	Gannett Co. 6.375%, 04/01/12	Buy	(0.780)%	09/20/14	USD	5,612,000	58,982
Citibank N.A., New York	Gannett Co. 6.375%, 04/01/12	Buy	(0.690)%	06/20/14	USD	8,772,000	126,296
Citibank N.A., New York	Gannett Co. 6.375%, 04/01/12	Buy	(0.860)%	09/20/14	USD	2,745,000	16,350
Citibank N.A., New York	Gannett Co. 6.375%, 04/01/12	Buy	(0.770)%	09/20/14	USD	3,501,000	38,788
Citibank N.A., New York	Gannett Co. 6.375%, 04/01/12	Buy	(0.810)%	09/20/14	USD	3,503,000	30,834
Barclays Bank PLC	Georgia-Pacific Corp. 7.750%, 11/15/29	Sell	3.000%	09/20/12	USD	2,907,000	(45,708)
UBS AG	Georgia-Pacific Corp. 7.750%, 11/15/29	Sell	3.000%	09/20/12	USD	1,179,000	(18,538)

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2007 (CONTINUED)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Termination Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Citibank N.A., New York	Goldman Sachs Group Inc. 6.600%, 01/15/12	Buy	(0.600)%	12/20/12	USD	6,020,000	$20,447
Citibank N.A., New York	Goldman Sachs Group Inc. 6.600%, 01/15/12	Buy	(0.960)%	12/20/12	USD	8,950,000	(112,156)
Citibank N.A., New York	Goldman Sachs Group Inc. 6.600%, 01/15/12	Buy	(0.640)%	12/20/12	USD	2,664,000	4,334
Lehman Brothers Special Financing Inc.	Goldman Sachs Group Inc. 6.600%, 01/15/12	Buy	(1.030)%	12/20/12	USD	6,593,000	(103,038)
Morgan Stanley Capital Services Inc.	Goldman Sachs Group Inc. 6.600%, 01/15/12	Buy	(1.030)%	12/20/12	USD	5,742,000	(89,738)
Lehman Brothers Special Financing Inc.	Harrah's Operating Co., Inc. 5.625%, 06/01/15	Sell	0.600%	03/20/08	USD	28,308,000	(122,161)
UBS AG	HSBC Bank PLC 4.250%, 03/18/16	Buy	(0.400)%	09/20/17	USD	5,233,000	104,904
UBS AG	LCDX.NA.8 Index	Buy	(1.200)%	06/20/12	USD	27,067,035	(57,076)
UBS AG	LCDX.NA.8 Index	Buy	(1.200)%	06/20/12	USD	4,558,658	(44,998)
UBS AG	LCDX.NA.8 Index	Sell	1.200%	06/20/12	USD	54,134,069	(1,130,613)
UBS AG	LCDX.NA.8 Index	Sell	1.200%	06/20/12	USD	14,327,600	336,398
Citibank N.A., New York	Lehman Brothers Hldgs. 6.625%, 01/18/12	Buy	(1.100)%	12/20/12	USD	2,664,000	13,498
Citibank N.A., New York	Lehman Brothers Hldgs. 6.625%, 01/18/12	Buy	(1.100)%	12/20/12	USD	2,676,000	13,558
Barclays Bank PLC	Lloyds TSB Group PLC 5.875%, 07/08/14	Buy	(0.500)%	12/20/17	USD	2,859,000	6,377
Citibank N.A., New York	Louisiana-Pacific Corp. 8.875%, 08/15/10	Buy	(2.000)%	12/20/12	USD	3,317,000	82,447
Citibank N.A., New York	Louisiana-Pacific Corp. 8.875%, 08/15/10	Buy	(2.100)%	12/20/12	USD	5,970,000	123,399
Morgan Stanley Capital Services Inc.	Louisiana-Pacific Corp. 8.875%, 08/15/10	Buy	(2.230)%	12/20/12	USD	5,742,000	87,441
UBS AG	Louisiana-Pacific Corp. 8.875%, 08/15/10	Buy	(2.000)%	12/20/12	USD	3,489,000	86,722
Lehman Brothers Special Financing Inc.	Macquarie Bank Ltd. FRN, 09/18/15	Buy	(1.200)%	12/20/12	USD	22,001,000	(63,184)
Lehman Brothers Special Financing Inc.	Macquarie Bank Ltd. FRN, 09/18/15	Sell	1.300%	12/20/17	USD	13,104,000	(22,810)
Barclays Bank PLC	Merrill Lynch & Co. 5.000%, 01/15/15	Buy	(0.860)%	09/20/12	USD	12,627,000	232,821
UBS AG	Merrill Lynch & Co. 5.000%, 01/15/15	Buy	(0.830)%	09/20/12	USD	1,392,000	27,386
Barclays Bank PLC	Morgan Stanley 6.600%, 04/01/12	Buy	(1.040)%	12/20/12	USD	5,724,000	8,429
Citibank N.A., New York	Morgan Stanley 6.600%, 04/01/12	Buy	(1.080)%	12/20/12	USD	8,950,000	(2,426)
Citibank N.A., New York	Norbord Inc. 7.250%, 07/01/12	Sell	2.200%	06/20/12	USD	1,495,500	(110,967)
Citibank N.A., New York	Norbord Inc. 7.250%, 07/01/12	Buy	(2.450)%	12/20/17	USD	8,363,000	754,732
Credit Suisse International	Norbord Inc. 7.250%, 07/01/12	Buy	(1.450)%	06/20/14	USD	9,317,000	1,179,117
UBS AG	Norbord Inc. 7.250%, 07/01/12	Buy	(1.500)%	06/20/12	USD	1,495,500	148,769
UBS AG	Norbord Inc. 7.250%, 07/01/12	Buy	(2.400)%	12/20/17	USD	3,325,000	310,199
Lehman Brothers Special Financing Inc.	Radian Group Inc. 5.375%, 06/15/15	Sell	3.900%	09/20/14	USD	13,533,900	(939,058)
UBS AG	Radian Group Inc. 5.375%, 06/15/15	Buy	(0.850)%	09/20/14	USD	13,533,900	2,682,244
Lehman Brothers Special Financing Inc.	Residential Capital LLC 6.500%, 04/17/13	Sell	5.000%	12/20/12	USD	2,715,000	43,608
Citibank N.A., New York	Royal Bank of Scotland PLC 6.000%, 05/10/13	Buy	(0.290)%	09/20/17	USD	6,645,000	253,639

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2007 (CONTINUED)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Termination Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
UBS AG	Royal Bank of Scotland PLC 6.000%, 05/10/13	Buy	(0.400)%	09/20/17	USD	5,233,000	$155,544
Citibank N.A., New York	Simon Property Group LP 6.350%, 08/28/12	Buy	(0.380)%	09/20/12	USD	1,445,000	46,690
Citibank N.A., New York	Societe Generale 6.625%, 04/27/15	Buy	(0.510)%	09/20/17	USD	1,410,000	(5,136)
Citibank N.A., New York	Societe Generale 6.625%, 04/27/15	Buy	(0.510)%	09/20/17	USD	3,151,000	(11,477)
UBS AG	Societe Generale 6.625%, 04/27/15	Buy	(0.380)%	09/20/17	USD	5,233,000	34,111
Barclays Bank PLC	Standard Chartered Bank 3.625%, 02/03/17	Buy	(0.750)%	12/20/17	USD	2,859,000	1,689
Citibank N.A., New York	Standard Chartered Bank 3.625%, 02/03/17	Buy	(0.670)%	09/20/17	USD	1,410,000	9,340
UBS AG	Standard Chartered Bank 3.625%, 02/03/17	Buy	(0.420)%	09/20/17	USD	5,233,000	135,343
Goldman Sachs International	Temple-Inland Inc. 7.875%, 05/01/12	Buy	(1.040)%	03/20/14	USD	2,105,000	8,590
JPMorgan Chase Bank N.A., New York	Temple-Inland Inc. 7.875%, 05/01/12	Buy	(0.890)%	03/20/14	USD	6,218,000	74,940
JPMorgan Chase Bank N.A., New York	Temple-Inland Inc. 7.875%, 05/01/12	Buy	(1.020)%	03/20/14	USD	6,015,000	30,938
Morgan Stanley Capital Services Inc.	Temple-Inland Inc. 7.875%, 05/01/12	Buy	(0.900)%	03/20/14	USD	5,447,000	62,753
Morgan Stanley Capital Services Inc.	Temple-Inland Inc. 7.875%, 05/01/12	Buy	(1.600)%	09/20/17	USD	5,813,000	(136,554)
UBS AG	Temple-Inland Inc. 7.875%, 05/01/12	Buy	(0.900)%	03/20/14	USD	5,820,000	67,050
UBS AG	Toll Bros Finance Corp. 6.875%, 11/15/12	Buy	(1.000)%	06/20/12	USD	13,620,000	857,050
Citibank N.A., New York	United Mexican States 7.500%, 04/08/33	Sell	0.160%	07/20/08	USD	21,337,000	(2,212)
Citibank N.A., New York	United Mexican States 7.500%, 04/08/33	Buy	(0.355)%	07/20/12	USD	2,668,000	32,326
UBS AG	United Mexican States 7.500%, 04/08/33	Buy	(0.620)%	08/20/12	USD	10,673,000	16,356
Bear Stearns Credit Products Inc.	UST Inc. 6.625%, 07/15/12	Buy	(0.280)%	03/20/14	USD	15,391,000	59,383
Bear Stearns Credit Products Inc.	UST Inc. 6.625%, 07/15/12	Buy	(0.380)%	03/20/17	USD	6,156,000	25,619
Merrill Lynch International	Washington Mutual, Inc. 5.250%, 09/15/17	Buy	(3.150)%	12/20/12	USD	12,608,000	464,571
UBS AG	Westpac Banking Corp. 5.875%, 04/29/18	Buy	(0.350)%	09/20/17	USD	5,233,000	141,978
UBS AG	Westpac Banking Corp. 5.875%, 04/29/18	Buy	(0.510)%	09/20/17	USD	5,067,000	75,612
Morgan Stanley Capital Services Inc.	Weyerhaeuser Co. 6.750%, 03/15/12	Buy	(0.880)%	03/20/17	USD	5,814,000	116,760
Citibank N.A., New York	Weyerhaeuser Co. 6.750%, 03/15/12	Buy	(0.580)%	03/20/14	USD	1,083,000	26,189
JPMorgan Chase Bank N.A., New York	Weyerhaeuser Co. 6.750%, 03/15/12	Buy	(0.640)%	03/20/14	USD	6,191,000	129,908
Lehman Brothers Special Financing Inc.	Weyerhaeuser Co. 6.750%, 03/15/12	Buy	(0.570)%	03/20/14	USD	6,218,000	153,678
Morgan Stanley Capital Services Inc.	Weyerhaeuser Co. 6.750%, 03/15/12	Buy	(0.600)%	03/20/14	USD	11,701,000	270,477
Barclays Bank PLC	Weyerhaeuser Co. 7.125%, 07/15/23	Sell	0.780%	09/20/12	USD	5,906,000	(33,088)
Lehman Brothers Special Financing Inc.	Weyerhaeuser Co. 7.125%, 07/15/23	Sell	0.780%	09/20/12	USD	4,980,000	(27,900)
Lehman Brothers Special Financing Inc.	Weyerhaeuser Co. 7.125%, 07/15/23	Sell	0.770%	09/20/12	USD	12,455,000	(75,067)
UBS AG	Weyerhaeuser Co. 7.125%, 07/15/23	Sell	0.790%	09/20/12	USD	4,096,000	(21,209)

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2007 (CONTINUED)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Termination Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Citibank N.A., New York	Williams Partners LP 7.500%, 06/15/11	Sell	1.030%	03/20/12	USD	7,035,351	$84,584
UBS AG	XL Capital Assurance Inc. (no specified obligation)	Buy	(6.400)%	12/20/12	USD	1,927,000	(18,710)
UBS AG	XL Capital Ltd. 5.250%, 09/15/14	Buy	(0.610)%	09/20/16	USD	5,501,000	243,548
UBS AG	XL Capital Ltd. 5.250%, 09/15/14	Buy	(0.610)%	09/20/16	USD	11,002,000	487,097
							$8,899,156

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP MONEY MARKET PORTFOLIO  AS OF DECEMBER 31, 2007

Principal Amount			Value
CERTIFICATES OF DEPOSIT: 1.0%
$6,800,000		Canadian Imperial Bank of Commerce, 5.000%, due 04/18/08	$6,794,517
10,000,000		HBOS Treasury Services, 4.500%, due 01/14/08	10,002,432
Total Certificates of Deposit (Cost $16,796,949)			16,796,949
COMMERCIAL PAPER: 41.3%
8,000,000	#	ASB Finance Ltd., 5.100%, due 01/25/08	7,972,800
41,500,000	#	Barton Capital, LLC, 4.800%, due 01/11/08	41,329,503
17,500,000		BNP Paribas Finance, Inc., 4.850%, due 03/28/08	17,294,885
64,000,000		Cafco, LLC, 5.900%, due 01/25/08	63,647,032
22,000,000		Caisse Nationale des Caisses d'Epargne et de Prevoyance, 4.740%, due 02/29/08	21,829,097
19,960,000		Cargill Global Fund PLC, 5.000%, due 02/28/08	19,799,211
28,000,000		Ciesco LP, 5.800%, due 01/24/08	27,895,440
70,000,000		Concord Minutemen Capital Co., LLC, 5.130%, due 04/11/08	68,958,062
64,000,000		Crown Point Capital Co., 6.000%, due 03/14/08	63,119,333
29,000,000		Jupiter Securities Co., LLC, 5.250%, due 01/22/08	28,911,567
70,000,000	#	Old Line Funding, LLC, 6.050%, due 01/15/08	69,794,339
47,650,000	#	Park Avenue, 4.990%, due 02/19/08	47,326,971
53,000,000		Thunder Bay Funding, LLC, 5.140%, due 01/10/08	52,773,610
51,500,000	#	Tulip Funding Corp., 4.860%, due 02/06/08	51,259,043
37,000,000	#	Variable Funding Capital, 4.850%, due 01/10/08	36,807,964
1,500,000		Westpac Banking Corp., 4.650%, due 03/20/08	1,484,694
44,000,000		Windmill Funding Corp., 5.050%, due 01/04/08	43,908,217
43,250,000	#	Yorktown Capital, LLC, 4.950%, due 01/25/08	43,074,751
Total Commercial Paper (Cost $707,186,519)			707,186,519
CORPORATE BONDS/NOTES: 53.5%
3,500,000	@@	Alliance & Leicester PLC, 5.318%, due 01/14/08	3,500,089
10,940,000		Allstate Financial Global Funding, 5.402%, due 01/25/08	10,929,188
3,500,000	#	Allstate Financial Global Funding, 5.476%, due 06/20/08	3,453,259
5,750,000		Allstate Life Global Funding Trusts, 4.895%, due 08/27/08	5,750,352

Principal Amount			Value
$14,000,000		American Express Bank FSB, 5.038%, due 10/16/08	$13,977,438
11,000,000		American Express Credit, 4.949%, due 08/20/08	11,000,122
4,250,000		American Express Credit Corp., 5.394%, due 05/16/08	4,213,820
34,200,000	#	American General Finance Corp., 5.088%, due 09/12/08	34,203,431
16,000,000		American General Finance Corp., 5.329%, due 01/18/08	16,001,029
4,000,000	#	American Honda Finance Corp., 4.630%, due 02/04/08	4,000,311
10,000,000	#	American Honda Finance Corp., 5.360%, due 03/11/08	9,978,407
5,100,000	#	American International Group, Inc., 4.884%, due 06/23/08	5,097,303
2,900,000	@@,#	ANZ National International Ltd., 5.302%, due 05/16/08	2,889,249
7,100,000	@@,#	Banco Santander Totta SA, 5.038%, due 08/15/08	7,100,199
9,500,000	#	Bank of New York, 4.925%, due 05/27/08	9,500,000
7,800,000	@@,#	Bank of Scotland PLC, 4.701%, due 08/29/08	7,800,000
5,500,000		Bank One Corp., 5.384%, due 08/01/08	5,518,744
3,000,000		Bank One Corp., 5.412%, due 06/30/08	2,960,269
19,400,000		Bear Stearns Cos., Inc., 4.550%, due 07/02/08	19,139,219
12,300,000		Bear Stearns Cos., Inc., 4.640%, due 08/05/08	12,300,000
12,750,000		Bear Stearns Cos., Inc., 4.915%, due 08/28/08	12,750,000
4,300,000		Bear Stearns Cos., Inc., 5.128%, due 01/15/08	4,300,195
4,000,000		Bear Stearns Cos., Inc., 5.161%, due 04/29/08	4,002,158
6,850,000		Bear Stearns Cos., Inc., 5.465%, due 01/31/08	6,841,923
13,200,000		Canadian Imperial Bank of Commerce, 4.360%, due 02/14/08	13,200,561
6,000,000		Canadian Imperial Bank of Commerce, 4.896%, due 08/22/08	6,000,759
12,000,000		Citigroup Funding, Inc., 4.360%, due 03/14/08	12,000,991
10,000,000		Citigroup Funding, Inc., 4.360%, due 10/03/08	9,982,507
2,865,000	L	Credit Suisse First Boston USA, Inc., 5.234%, due 06/02/08	2,866,513
20,000,000		Credit Suisse First Boston USA, Inc., 5.276%, due 12/09/08	19,992,010

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP MONEY MARKET PORTFOLIO  AS OF DECEMBER 31, 2007 (CONTINUED)

Principal Amount			Value
CORPORATE BONDS/NOTES (continued)
$4,000,000		Credit Suisse First Boston USA, Inc., 5.456%, due 06/01/08	$4,016,641
20,500,000		Credit Suisse Group, 4.320%, due 03/14/08	20,499,812
5,865,000		Credit Suisse Holdings USA, Inc., 5.558%, due 03/27/08	5,874,569
13,000,000	@@,#	Danske Bank A/S, 4.919%, due 08/19/08	12,999,370
35,000,000		Deutsche Bank AG, 4.941%, due 06/19/08	35,004,139
9,000,000	@@	Deutsche Bank AG, 5.243%, due 01/09/09	8,974,418
4,000,000		General Electric Capital Corp., 4.420%, due 01/27/09	3,972,400
3,600,000		General Electric Capital Corp., 5.171%, due 03/04/08	3,600,062
22,000,000	I	Goldman Sachs Group LP, 5.268%, due 04/11/08	22,000,000
7,000,000		Goldman Sachs Group, Inc., 4.924%, due 12/23/08	6,950,765
19,550,000	#	Goldman Sachs Group, Inc., 5.098%, due 09/12/08	19,552,297
5,750,000		Goldman Sachs Group, Inc., 5.111%, due 07/29/08	5,729,815
27,000,000	@@,#	HBOS Treasury Services PLC, 4.954%, due 06/24/08	27,000,000
5,000,000	L	HSBC Finance Corp., 5.036%, due 05/09/08	4,997,751
28,500,000		HSBC Finance Corp., 5.312%, due 06/17/08	28,640,588
3,000,000		HSBC Finance Corp., 5.316%, due 01/15/08	2,999,235
6,420,000		HSBC Finance Corp., 5.368%, due 03/11/08	6,405,139
2,850,000		Lehman Brothers Holdings, Inc., 4.733%, due 04/02/08	2,849,492
5,700,000		Lehman Brothers Holdings, Inc., 5.448%, due 08/07/08	5,636,028
16,339,000		Lehman Brothers Holdings, Inc., 5.819%, due 02/01/08	16,358,547
1,000,000		Marshall & Ilsley Bank, 5.030%, due 02/08/08	998,301
6,000,000	#	MBIA Global Funding, LLC, 4.315%, due 03/14/08	6,000,000
19,000,000	#	MBIA Global Funding, LLC, 4.370%, due 02/15/08	19,000,892
6,925,000	#	MBIA Global Funding, LLC, 5.308%, due 01/11/08	6,925,169
4,500,000		MBNA Corp., 5.308%, due 05/05/08	4,506,766
42,000,000		Merrill Lynch & Co., Inc., 4.980%, due 08/22/08	41,974,381
2,000,000		Merrill Lynch & Co., Inc., 5.091%, due 06/16/08	1,999,703
7,000,000		Merrill Lynch & Co., Inc., 5.323%, due 04/21/08	6,966,179
10,000,000		Morgan Stanley, 4.650%, due 09/03/08	10,005,506

Principal Amount			Value
$8,000,000		Morgan Stanley, 4.725%, due 09/03/08	$8,003,085
11,500,000		Morgan Stanley, 5.114%, due 04/25/08	11,500,460
17,000,000		Morgan Stanley, 5.201%, due 03/07/08	17,002,368
9,900,000		Morgan Stanley, 5.270%, due 05/14/08	9,912,749
4,450,000	C	Morgan Stanley, 5.449%, due 04/01/08	4,430,444
10,040,000		PNC Funding Corp., 5.353%, due 03/10/08	10,018,689
25,500,000		Royal Bank of Canada, 3.744%, due 01/22/08	25,499,185
11,500,000		Royal Bank of Canada, 4.305%, due 04/02/08	11,499,624
14,000,000	@@,#	Royal Bank of Scotland Group PLC, 4.942%, due 08/20/08	14,002,192
12,000,000	@@,#	Santander US Debt SA, 4.970%, due 09/19/08	11,986,440
35,500,000	@@,#	Santander US Debt SA Unipersonal, 4.875%, due 02/06/08	35,500,984
2,900,000	@@,#	Santander US Debt SA Unipersonal, 5.240%, due 10/21/08	2,896,077
3,000,000		SunTrust Bank, 4.729%, due 10/15/08	2,983,271
3,000,000		SunTrust Bank, 5.101%, due 06/01/08	3,013,902
15,000,000		SunTrust Bank, 5.133%, due 06/12/08	14,998,102
2,800,000		Toyota Motor Credit Corp., 3.714%, due 03/17/08	2,799,533
4,200,000		Toyota Motor Credit Corp., 3.714%, due 03/24/08	4,199,222
32,500,000		Toyota Motor Credit Corp., 4.340%, due 06/16/08	32,503,488
8,500,000		Wachovia Bank NA, 4.320%, due 10/03/08	8,458,557
4,600,000		Wachovia Corp., 4.905%, due 10/28/08	4,593,331
34,300,000		Washington Mutual Bank, 5.239%, due 04/18/08	34,287,532
14,000,000	#	Wells Fargo & Co., 5.108%, due 09/12/08	14,004,556
7,800,000		Westpac Banking Corp., 5.201%, due 07/11/08	7,800,000
Total Corporate Bonds/Notes (Cost $915,581,802)			915,581,802

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP MONEY MARKET PORTFOLIO  AS OF DECEMBER 31, 2007 (CONTINUED)

Principal Amount		Value
REPURCHASE AGREEMENT: 4.3%
$72,926,000	Deutsche Bank Repurchase Agreement dated 12/31/07, 4.250%, due 01/02/08, $69,058,000 to be received upon repurchase (Collateralized by $72,943,219 various U.S. Government Agency Obligations, 5.250%-5.375%, Market Value plus accrued interest $74,384,642, due 08/01/12-09/09/16)	$72,926,000
Total Repurchase Agreement (Cost $72,926,000)		72,926,000
	Securities Lending Collateralcc: 0.0%
1,010,974	Bank of New York Mellon Corp. Institutional Cash Reserves	1,010,974
Total Securities Lending Collateral (Cost $1,010,974)		1,010,974

Total Investments in Securities (Cost $1,713,502,244)*	100.1%	$1,713,502,244
Other Assets and Liabilities - Net	(0.1)	(2,362,957)
Net Assets	100.0%	$1,711,139,287

@@  Foreign Issuer

#  Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.

C  Bond may be called prior to maturity date.

cc  Securities purchased with cash collateral for securities loaned.

I  Illiquid security

L  Loaned security, a portion or all of the security is on loan at December 31, 2007.

*  Cost for federal income tax purposes is the same for financial statement purposes.

See Accompanying Notes to Financial Statements

ING VP GLOBAL SCIENCE AND   PORTFOLIO OF INVESTMENTS
TECHNOLOGY PORTFOLIO  AS OF DECEMBER 31, 2007

Shares			Value
COMMON STOCK: 94.4%
		Argentina: 0.3%
3,900	@,L	Mercadolibre, Inc.	$288,132
			288,132
		Canada: 3.2%
22,100	@,L	Cognos, Inc.	1,272,297
16,500	@,L	Research In Motion Ltd.	1,871,100
			3,143,397
		China: 1.2%
1,500	@	Baidu.com ADR	585,585
13,500	@,L	Sina Corp.	598,185
			1,183,770
		Finland: 0.7%
18,700		Nokia OYJ ADR	717,893
			717,893
		France: 1.9%
2,200		Alstom	472,545
11,900	@,X	Business Objects SA ADR	724,710
19	@	NicOx SA	304
6,900	@	UbiSoft Entertainment	700,474
			1,898,033
		Germany: 1.5%
23,100	@	Infineon Technologies AG ADR	268,884
11,600	L	SAP AG ADR	592,180
3,900	L	Siemens AG	617,603
			1,478,667
		Hong Kong: 1.4%
67,300		ASM Pacific Technology	489,188
54,700	L	China Mobile Ltd.	952,573
			1,441,761
		India: 0.9%
34,900	@	Bharti Airtel Ltd.	872,938
			872,938
		Indonesia: 0.7%
655,200		Telekomunikasi Indonesia Tbk PT	693,621
			693,621
		Japan: 3.6%
7,000		Disco Corp.	387,416
32,700		Konica Minolta Holdings, Inc.	573,264
32,100		Kurita Water Industries Ltd.	968,195
4,300	L	Nihon Dempa Kogyo Co., Ltd.	208,400
1,800		Nintendo Co., Ltd.	1,056,874
22,000		Sumitomo Metal Mining Co., Ltd.	371,943
			3,566,092
		Mexico: 0.6%
9,000		America Movil SA de CV ADR	552,510
			552,510
		South Korea: 1.3%
3,900	@	NHN Corp.	929,981
700		Samsung Electronics Co., Ltd.	411,948
			1,341,929

Shares			Value
		Switzerland: 0.7%
3,100		Roche Holding AG	$535,884
1,500		Roche Holding Ltd. ADR	129,576
			665,460
		Taiwan: 2.3%
144,500		Asustek Computer, Inc.	429,973
29,119		AV TECH Corp.	184,015
18,900		High Tech Computer Corp.	346,105
499,800		Inventec Co., Ltd.	287,235
20,300		MediaTek, Inc.	260,202
52,259		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	520,500
288,831		Vanguard International Semiconductor Corp.	214,751
			2,242,781
		United Kingdom: 0.6%
52,900	@	Blinkx PLC	28,916
88,200		Meggitt PLC	583,711
			612,627
		United States: 73.5%
21,400		Abbott Laboratories	1,201,610
34,000	@	Adobe Systems, Inc.	1,452,820
25,300	@	Agilent Technologies, Inc.	929,522
4,000	@,L	Alexion Pharmaceuticals, Inc.	300,120
8,700	@	American Tower Corp.	370,620
18,000		Amphenol Corp.	834,660
23,000	@	Apple, Inc.	4,555,840
18,700	L	Applera Corp. - Applied Biosystems Group	634,304
23,500	@,L	Applera Corp. - Celera Genomics Group	372,945
25,500	L	Applied Materials, Inc.	452,880
17,800		AT&T, Inc.	739,768
16,300	@,L	Atheros Communications, Inc.	497,802
16,900	@	Autodesk, Inc.	840,944
15,200		Becton Dickinson & Co.	1,270,416
7,700	@,L	BioForm Medical, Inc.	52,591
22,800	@,L	BioMarin Pharmaceuticals, Inc.	807,120
13,700	@	BMC Software, Inc.	488,268
19,200	@	Broadcom Corp.	501,888
11,500	@,L	Cavium Networks, Inc.	264,730
2,500	@,L	Cephalon, Inc.	179,400
9,000	@,L	Charles River Laboratories International, Inc.	592,200
8,200	@,L	Ciena Corp.	279,702
68,400	@	Cisco Systems, Inc.	1,851,588
25,900	@	Citrix Systems, Inc.	984,459
13,900	@,L	Computer Sciences Corp.	687,633
38,500		Corning, Inc.	923,615
6,200	@,W	Covance, Inc.	537,044
10,600		CVS Caremark Corp.	421,350
15,800	@,L	Cyberonics	207,928
28,200	@	Dell, Inc.	691,182
25,400	@,L	DST Systems, Inc.	2,096,770
31,000	@	eBay, Inc.	1,028,890
21,400	@,L	Electronic Arts, Inc.	1,249,974
56,000	@	EMC Corp.	1,037,680
35,300	@,L	Foundry Networks, Inc.	618,456
19,400	@	Gilead Sciences, Inc.	892,594
14,000		Goodrich Corp.	988,540
4,600	@	Google, Inc. - Class A	3,180,808
15,200		Harris Corp.	952,736

See Accompanying Notes to Financial Statements

ING VP GLOBAL SCIENCE AND   PORTFOLIO OF INVESTMENTS
TECHNOLOGY PORTFOLIO  AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value
		United Kingdom (continued)
19,300	@,L	Harris Stratex Networks, Inc.	$322,310
35,300		Hewlett-Packard Co.	1,781,944
8,000	@	ImClone Systems, Inc.	344,000
9,100	@,L	Integra LifeSciences Holdings Corp.	381,563
78,800		Intel Corp.	2,100,811
9,000	L	International Business Machines Corp.	972,900
15,100		Intersil Corp.	369,648
4,400		Johnson & Johnson	293,480
35,900	@,L	Juniper Networks, Inc.	1,191,880
13,600		KLA-Tencor Corp.	654,976
49	@,L	Kosan Biosciences, Inc.	176
38,900	@,L	Kulicke & Soffa Industries, Inc.	266,854
9,400	@	Lam Research Corp.	406,362
14,900	@,L	Liberty Global, Inc.	583,931
14,600		Lockheed Martin Corp.	1,536,796
19,200		Maxim Integrated Products	508,416
25,100	@	McAfee, Inc.	941,250
8,900	@	MedAssets, Inc.	213,066
10,200	@	MEMC Electronic Materials, Inc.	902,598
18,100		Merck & Co., Inc.	1,051,791
51,900		Microsoft Corp.	1,847,640
5,200	@,L	Millipore Corp.	380,536
25,400		Motorola, Inc.	407,416
4,000	@,L	Myriad Genetics, Inc.	185,680
21,000		National Semiconductor Corp.	475,440
1,100	@,L	Netezza Corp.	15,180
8,900	@,L	Netlogic Microsystems, Inc.	286,580
16,500	@	Nvidia Corp.	561,330
14,400	@,L	Onyx Pharmaceuticals, Inc.	800,928
58,100	@	Oracle Corp.	1,311,898
10,900	L	Owens & Minor, Inc.	462,487
6,500	@,L	Pharmion Corp.	408,590
6,700	@,L	Priceline.com, Inc.	769,562
12,200	@	Progress Software Corp.	410,896
16,500		Qualcomm, Inc.	649,275
11,000		Raytheon Co.	667,700
12,600	@,L	Salesforce.com, Inc.	789,894
21,900		Seagate Technology, Inc.	558,450
13,000	@	SenoRx, Inc.	110,500
14,700	@	St. Jude Medical, Inc.	597,408
13,000		Stryker Corp.	971,360
20,900	@,L	Sun Microsystems, Inc.	378,917
25,500	@,L	Sybase, Inc.	665,295
26,300	@,L	Syniverse Holdings, Inc.	409,754
14,900	@	Synopsys, Inc.	386,357
19,400		Texas Instruments, Inc.	647,960
8,600		Textron, Inc.	613,180
5,900	@,L	United Therapeutics Corp.	576,135
14,700	@,L	Varian Medical Systems, Inc.	766,752
7,500	@	Varian, Inc.	489,750
27,500	@,L	VeriSign, Inc.	1,034,275
13,600		Verizon Communications, Inc.	594,184
6,700	@,L	VMware, Inc.	569,433
20,562	@	Waters Corp.	1,625,837
26,700	@	Yahoo!, Inc.	621,042
			72,843,770
Total Common Stock (Cost $78,627,641)			93,543,381

Principal Amount			Value
SHORT-TERM INVESTMENTS: 23.2%
		U.S. Government Agency Obligations: 1.6%
$1,600,000	Z	Federal Home Loan Bank, 3.250%, due 01/14/08	$1,597,978
Total U.S. Government Agency Obligations (Cost $1,597,978)			1,597,978
		Securities Lending Collateralcc: 21.6%
21,410,626		Bank of New York Mellon Corp. Institutional Cash Reserves	21,410,626
Total Securities Lending Collateral (Cost $21,410,626)			21,410,626
Total Short-Term Investments (Cost $23,008,604)			23,008,604

Total Investments in Securities (Cost $101,636,245)*	117.6%	$116,551,985
Other Assets and Liabilities - Net	(17.6)	(17,468,934)
Net Assets	100.0%	$99,083,051

@  Non-income producing security

ADR  American Depositary Receipt

cc  Securities purchased with cash collateral for securities loaned.

W  When-issued or delayed delivery security

L  Loaned security, a portion or all of the security is on loan at December 31, 2007.

Z  Indicates Zero Coupon Bond; rate shown reflects current effective yield.

X  Fair value determined by ING Funds Valuation Committee appointed by the Funds' Board of Directors/Trustees.

*  Cost for federal income tax purposes is $101,713,398

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$17,656,639
Gross Unrealized Depreciation	(2,818,052)
Net Unrealized Appreciation	$14,838,587
Industry	Percentage of Net Assets
Aerospace/Defense	3.8%
Biotechnology	2.2
Computers	15.8
Distribution/Wholesale	0.5
Electronics	5.4
Environmental Control	1.0
Hand/Machine Tools	0.4
Healthcare-Products	4.3
Healthcare-Services	0.5
Internet	10.1
Machinery-Diversified	0.5
Media	0.6
Mining	0.4
Miscellaneous Manufacturing	1.8
Pharmaceuticals	7.0
Retail	0.4
Semiconductors	10.7
Software	14.2
Telecommunications	13.7
Toys/Games/Hobbies	1.1
Short-Term Investments	23.2
Other Assets and Liabilities - Net	(17.6)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

ING VP GLOBAL SCIENCE AND   PORTFOLIO OF INVESTMENTS
TECHNOLOGY PORTFOLIO  AS OF DECEMBER 31, 2007 (CONTINUED)

At December 31, 2007 the following forward foreign currency contracts were outstanding for ING VP Global Science and Technology Portfolio:

Currency	Buy/Sell	Settlement Date	In Exchange For	Value	Unrealized Appreciation/ (Depreciation)
Australia Dollars AUD 409,000	Buy	1/23/08	366,140	358,649	$(7,491)
Australia Dollars AUD 391,000	Buy	1/23/08	335,996	342,865	6,868
Switzerland Francs CHF 780,000	Buy	1/23/08	663,098	690,025	26,928
Switzerland Francs CHF 165,000	Buy	1/23/08	143,931	145,967	2,036
Switzerland Francs CHF 35,000	Buy	1/23/08	30,902	30,963	61
EURO EUR 46,000	Buy	1/23/08	67,391	67,284	(107)
EURO EUR 382,000	Buy	1/23/08	560,771	558,748	(2,023)
British Pound Sterling GBP 240,000	Buy	1/23/08	484,448	477,417	(7,030)
British Pound Sterling GBP 554,000	Buy	1/23/08	1,105,523	1,102,038	(3,485)
Japanese Yen JPY 66,230,000	Buy	1/15/08	574,026	593,868	19,842
Japanese Yen JPY 60,000,000	Buy	1/23/08	548,256	538,497	(9,758)
Japanese Yen JPY 1,317,000	Buy	1/23/08	11,713	11,820	107
Japanese Yen JPY 21,800,000	Buy	1/23/08	193,114	195,654	2,540
Korea (South) Won KRW 2,394,675,000	Buy	1/30/08	2,565,265	2,564,578	(687)
Norway Krone NOK 818,000	Buy	1/23/08	146,206	150,551	4,345
Singapore Dollars SGD 557,000	Buy	1/23/08	382,203	387,645	5,442
					$37,588
Australia Dollars AUD 800,000	Sell	1/23/08	700,440	701,514	(1,074)
Switzerland Francs CHF 780,000	Sell	1/23/08	663,098	690,025	(26,927)
Switzerland Francs CHF 780,000	Sell	1/23/08	664,785	690,025	(25,240)
EURO EUR 1,244,500	Sell	1/23/08	1,763,457	1,820,320	(56,864)
British Pound Sterling GBP 1,064,000	Sell	1/23/08	2,165,978	2,116,550	49,429
Hong Kong Dollars HKD 10,733,000	Sell	1/23/08	1,383,049	1,377,785	5,264
Japanese Yen JPY 373,725,751	Sell	1/23/08	3,213,988	3,354,173	(140,185)

Currency	Buy/Sell	Settlement Date	In Exchange For	Value	Unrealized Appreciation/ (Depreciation)
Japanese Yen JPY 70,000,000	Sell	1/23/08	603,805	628,247	$(24,442)
Japanese Yen JPY 86,000,000	Sell	1/23/08	784,883	771,846	13,036
Korea (South) Won KRW 2,394,675,000	Sell	1/30/08	2,620,425	2,564,578	55,846
Singapore Dollars SGD 557,000	Sell	1/23/08	383,444	387,645	(4,202)
Taiwan New Dollars TWD 90,000,000	Sell	1/30/08	2,780,911	2,790,092	(9,181)
					$(164,540)

See Accompanying Notes to Financial Statements

SHAREHOLDER MEETING INFORMATION (UNAUDITED)

A special meeting of shareholders of ING Variable Portfolios, Inc. was held February 1, 2007, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

1  To approve a new sub-advisory agreement for the Portfolio between ING Investments, LLC ("ING Investments"), the Portfolio's investment adviser, and BlackRock Advisors, LLC ("BA LLC"), under which BA LLC will serve as sub-adviser to the Portfolio, with no change in the investment adviser, the portfolio management team or the overall management fee paid by the Portfolio to ING Investments.

2  To approve a "Manager-of Managers" arrangement for the Portfolio to permit ING Investments, in its capacity as the Portfolio's investment adviser, subject to prior approval by the Portfolio's Board of Directors/Trustees, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining approval of the Portfolio's shareholders.

Results:

	Proposal*	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total shares voted
ING VP Global Science and Technology Portfolio	1	10,312,248	344,995	1,698,537	—	12,355,780
ING VP Global Science and Technology Portfolio	2	9,088,860	1,516,492	1,750,428	—	12,355,780

*  All proposals passed at this meeting.

A special meeting of shareholders of ING VP Balanced Portfolio, Inc. was held November 15, 2007, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

  1  To elect a Board of Directors/Trustees.

  2  To ratify the selection of KPMG LLP as the registered independent public accounting firm for the Portfolio for the fiscal year beginning January 1, 2008.

  3  To approve the following series of proposals to standardize the investment restrictions of the Portfolio:

  3A  to modify the fundamental investment restriction on concentration.

  3B  to modify the fundamental investment restriction on diversification.

  3C  to modify the fundamental investment restriction on borrowing.

  3D  to modify the fundamental investment restriction on lending.

  3E  to modify the fundamental investment restriction on underwriting.

  3F  to modify the fundamental investment restriction on real estate.

  3G  to modify the fundamental investment restriction on senior securities.

  3H  to modify the fundamental investment restriction on commodities.

  4  To reclassify the investment objective of each Portfolio as non-fundamental.

  5  To approve a proposal to implement a "manager-of-managers" arrangement for each of the Portfolios which will permit ING Investments, LLC ("ING Investments" or the "Adviser"), in its capacity as the investment adviser of a Portfolio, subject to prior approval by the Board of the Portfolio, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Portfolio's shareholders.

Results:

	Proposal*		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total shares voted
Albert E. DePrince, Jr.	1		55,236,272	1,464,301	—	—	56,700,573
Maria T. Fighetti	1		55,287,562	1,413,011	—	—	56,700,573
Sidney Koch	1		55,196,051	1,504,522	—	—	56,700,573
Corine T. Norgaard	1		55,234,871	1,465,702	—	—	56,700,573
Joseph E. Obermeyer	1		55,284,998	1,415,575	—	—	56,700,573
Edward T. O'Dell	1		55,286,310	1,414,263	—	—	56,700,573
Russell Jones	1		55,286,300	1,414,273	—	—	56,700,573
Shaun Mathews	1		55,283,120	1,417,453	—	—	56,700,573
Fredric (Rick) A. Nelson III	1		55,272,550	1,428,023	—	—	56,700,573
ING VP Balanced Portfolio, Inc.	2		52,980,357	490,607	3,229,609	—	56,700,573
ING VP Balanced Portfolio	3	A	51,413,726	1,254,340	4,032,507	—	56,700,573
ING VP Balanced Portfolio	3	B	51,389,624	1,428,030	3,882,919	—	56,700,573
ING VP Balanced Portfolio	3	C	51,534,614	1,510,318	3,655,641	—	56,700,573
ING VP Balanced Portfolio	3	D	51,443,872	1,390,622	3,866,079	—	56,700,573

SHAREHOLDER MEETING INFORMATION (UNAUDITED) (CONTINUED)

	Proposal*		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total shares voted
ING VP Balanced Portfolio	3	E	51,154,255	1,381,190	4,165,128	—	56,700,573
ING VP Balanced Portfolio	3	F	51,066,468	1,523,977	4,110,128	—	56,700,573
ING VP Balanced Portfolio	3	G	51,164,753	1,603,351	3,932,469	—	56,700,573
ING VP Balanced Portfolio	3	H	51,531,424	1,426,442	3,742,707	—	56,700,573
ING VP Balanced Portfolio	4		51,764,460	1,726,369	3,209,744	—	56,700,573
ING VP Balanced Portfolio	5		51,109,476	2,078,253	3,512,844	—	56,700,573

*  All proposals passed at this meeting.

A special meeting of shareholders of ING VP Money Market Portfolio was held November 15, 2007, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

  1  To elect a Board of Directors/Trustees.

  2  To ratify the selection of KPMG LLP as the registered independent public accounting firm for the Portfolio for the fiscal year beginning January 1, 2008.

  3  To approve the following series of proposals to standardize the investment restrictions of the Portfolio:

  3A  to modify the fundamental investment restriction on concentration.

  3B  to modify the fundamental investment restriction on diversification.

  3C  to modify the fundamental investment restriction on borrowing.

  3D  to modify the fundamental investment restriction on lending.

  3E  to modify the fundamental investment restriction on underwriting.

  3F  to modify the fundamental investment restriction on real estate.

  3G  to modify the fundamental investment restriction on senior securities.

  3H  to modify the fundamental investment restriction on commodities.

  4  To reclassify the investment objective of each Portfolio as non-fundamental

  5  To approve a proposal to implement a "manager-of-managers" arrangement for each of the Portfolios which will permit ING Investments, LLC ("ING Investments" or the "Adviser"), in its capacity as the investment adviser of a Portfolio, subject to prior approval by the Board of the Portfolio, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Portfolio's shareholders.

Results:

	Proposal*		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total shares voted
Albert E. DePrince, Jr.	1		61,270,226	1,826,186	—	—	63,096,412
Maria T. Fighetti	1		61,262,025	1,834,387	—	—	63,096,412
Sidney Koch	1		61,225,168	1,871,244	—	—	63,096,412
Corine T. Norgaard	1		61,256,894	1,839,518	—	—	63,096,412
Joseph E. Obermeyer	1		61,260,137	1,836,275	—	—	63,096,412
Edward T. O'Dell	1		61,226,179	1,870,233	—	—	63,096,412
Russell Jones	1		61,271,527	1,824,885	—	—	63,096,412
Shaun Mathews	1		61,227,406	1,819,006	—	—	63,046,412
Fredric (Rick) A. Nelson III	1		61,264,268	1,832,144	—	—	63,096,412
ING VP Money Market Portfolio	2		59,832,138	1,808,124	1,456,150	—	63,096,412
ING VP Money Market Portfolio	3	A	57,762,164	3,151,785	2,182,463	—	63,096,412
ING VP Money Market Portfolio	3	B	58,336,995	2,688,140	2,071,277	—	63,096,412
ING VP Money Market Portfolio	3	C	57,631,057	3,160,185	2,305,170	—	63,096,412
ING VP Money Market Portfolio	3	D	58,311,648	2,534,272	2,250,492	—	63,096,412
ING VP Money Market Portfolio	3	E	58,045,923	3,417,144	1,633,345	—	63,096,412
ING VP Money Market Portfolio	3	F	58,052,301	3,095,220	1,948,891	—	63,096,412
ING VP Money Market Portfolio	3	G	58,062,499	3,088,132	1,945,781	—	63,096,412
ING VP Money Market Portfolio	3	H	58,320,282	2,713,838	2,062,292	—	63,096,412
ING VP Money Market Portfolio	4		58,818,739	2,695,149	1,582,524	—	63,096,412
ING VP Money Market Portfolio	5		57,578,989	3,717,370	1,800,053	—	63,096,412

*  All proposals passed at this meeting.

SHAREHOLDER MEETING INFORMATION (UNAUDITED) (CONTINUED)

A special meeting of shareholders of ING VP Intermediate Bond Portfolio was held November 15, 2007, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

  1  To elect a Board of Directors/Trustees.

  2  To ratify the selection of KPMG LLP as the registered independent public accounting firm for the Portfolio for the fiscal year beginning January 1, 2008.

  3  To approve the following series of proposals to standardize the investment restrictions of the Portfolio:

  3A  to modify the fundamental investment restriction on concentration.

  3B  to modify the fundamental investment restriction on diversification.

  3C  to modify the fundamental investment restriction on borrowing.

  3D  to modify the fundamental investment restriction on lending.

  3E  to modify the fundamental investment restriction on underwriting.

  3F  to modify the fundamental investment restriction on real estate.

  3G  to modify the fundamental investment restriction on senior securities.

  3H  to modify the fundamental investment restriction on commodities.

  4  To reclassify the investment objective of each Portfolio as non-fundamental.

  5  To approve a proposal to implement a "manager-of-managers" arrangement for each of the Portfolio which will permit ING Investments, LLC ("ING Investments" or the "Adviser"), in its capacity as the investment adviser of a Portfolio, subject to prior approval by the Board of the Portfolio, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Portfolio's shareholders.

Results:

	Proposal*		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total shares voted
Albert E. DePrince, Jr.	1		182,355,307	3,511,983	—	—	185,867,290
Maria T. Fighetti	1		182,139,198	3,728,092	—	—	185,867,290
Sidney Koch	1		182,018,178	3,849,112	—	—	185,867,290
Corine T. Norgaard	1		182,020,116	3,847,174	—	—	185,867,290
Joseph E. Obermeyer	1		182,360,932	3,506,358	—	—	185,867,290
Edward T. O'Dell	1		182,072,542	3,794,748	—	—	185,867,290
Russell Jones	1		182,347,077	3,520,213	—	—	185,867,290
Shaun Mathews	1		182,313,022	3,554,268	—	—	185,867,290
Fredric (Rick) A. Nelson III	1		182,349,325	3,517,965	—	—	185,867,290
ING VP Intermediate Bond Portfolio	2		178,343,656	1,561,054	5,962,580	—	185,867,290
ING VP Intermediate Bond Portfolio	3	A	169,565,639	7,922,951	8,378,700	—	185,867,290
ING VP Intermediate Bond Portfolio	3	B	170,169,118	7,725,211	7,972,961	—	185,867,290
ING VP Intermediate Bond Portfolio	3	C	168,818,464	8,504,013	8,544,813	—	185,867,290
ING VP Intermediate Bond Portfolio	3	D	168,925,379	8,465,124	8,476,787	—	185,867,290
ING VP Intermediate Bond Portfolio	3	E	169,528,352	7,727,140	8,611,798	—	185,867,290
ING VP Intermediate Bond Portfolio	3	F	169,955,151	7,349,738	8,562,401	—	185,867,290
ING VP Intermediate Bond Portfolio	3	G	170,293,866	7,245,969	8,327,455	—	185,867,290
ING VP Intermediate Bond Portfolio	3	H	170,990,486	7,104,629	7,772,175	—	185,867,290
ING VP Intermediate Bond Portfolio	4		172,807,763	6,124,488	6,935,039	—	185,867,290
ING VP Intermediate Bond Portfolio	5		168,238,500	10,835,181	6,793,609	—	185,867,290

*  All proposals passed at this meeting.

A special meeting of shareholders of ING Variable Funds was held November 15, 2007, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

1  To elect a Board of Directors/Trustees.

2  To ratify the selection of KPMG LLP as the registered independent public accounting firm for the Portfolio for the fiscal year beginning January 1, 2008.

SHAREHOLDER MEETING INFORMATION (UNAUDITED) (CONTINUED)

Results:

	Proposal*	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total shares voted
Albert E. DePrince, Jr.	1	91,221,024	3,177,754	—	—	94,398,778
Maria T. Fighetti	1	91,267,208	3,131,570	—	—	94,398,778
Sidney Koch	1	87,294,817	7,103,961	—	—	94,398,778
Corine T. Norgaard	1	87,543,220	6,855,558	—	—	94,398,778
Joseph E. Obermeyer	1	91,306,818	3,091,960	—	—	94,398,778
Edward T. O'Dell	1	87,521,456	6,877,322	—	—	94,398,778
Russell Jones	1	90,961,188	3,437,590	—	—	94,398,778
Shaun Mathews	1	91,003,235	3,395,543	—	—	94,398,778
Fredric (Rick) A. Nelson III	1	87,535,295	6,863,483	—	—	94,398,778
ING Variable Funds	2	87,398,594	1,877,604	5,122,580	—	94,398,778

*  All proposals passed at this meeting.

A special meeting of shareholders of ING Variable Portfolios, Inc. was held November 15, 2007, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

  1  To elect a Board of Directors/Trustees.

  2  To ratify the selection of KPMG LLP as the registered independent public accounting firm for the Portfolios for the fiscal year beginning January 1, 2008.

  3  To approve the following series of proposals to standardize the investment restrictions of the Portfolios:

  3A  to modify the fundamental investment restriction on concentration.

  3B  to modify the fundamental investment restriction on diversification.

  3C  to modify the fundamental investment restriction on borrowing.

  3D  to modify the fundamental investment restriction on lending.

  3E  to modify the fundamental investment restriction on underwriting.

  3F  to modify the fundamental investment restriction on real estate.

  3G  to modify the fundamental investment restriction on senior securities.

  3H  to modify the fundamental investment restriction on commodities.

  4  To reclassify the investment objective of each Portfolio as non-fundamental.

  5  To approve a proposal to implement a "manager-of-managers" arrangement for each of the Portfolios which will permit ING Investments, LLC ("ING Investments" or the "Adviser"), in its capacity as the investment adviser of a Portfolio, subject to prior approval by the Board of the Portfolios, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Portfolios' shareholders.

Results:

	Proposal*		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total shares voted
Albert E. DePrince, Jr.	1		250,857,166	8,475,859	—	—	259,333,025
Maria T. Fighetti	1		250,793,862	8,539,163	—	—	259,333,025
Sidney Koch	1		250,897,973	8,435,052	—	—	259,333,025
Corine T. Norgaard	1		250,770,381	8,562,644	—	—	259,333,025
Joseph E. Obermeyer	1		251,335,057	7,997,968	—	—	259,333,025
Edward T. O'Dell	1		250,879,308	8,453,717	—	—	259,333,025
Russell Jones	1		251,163,020	8,170,005	—	—	259,333,025
Shaun Mathews	1		250,937,676	8,395,349	—	—	259,333,025
Fredric (Rick) A. Nelson III	1		251,210,575	8,122,450	—	—	259,333,025
ING Variable Portfolios	2		229,972,736	5,567,926	23,792,363	—	259,333,025
ING VP Small Company Portfolio	3	A	20,195,948	452,393	1,956,626	—	22,604,967
ING VP Small Company Portfolio	3	B	20,652,291	472,439	1,480,237	—	22,604,967
ING VP Small Company Portfolio	3	C	20,039,050	607,824	1,958,093	—	22,604,967
ING VP Small Company Portfolio	3	D	20,531,449	740,186	1,333,332	—	22,604,967
ING VP Small Company Portfolio	3	E	19,930,873	720,859	1,953,235	—	22,604,967
ING VP Small Company Portfolio	3	F	20,190,427	527,359	1,887,181	—	22,604,967
ING VP Small Company Portfolio	3	G	20,028,725	627,623	1,948,619	—	22,604,967
ING VP Small Company Portfolio	3	H	20,097,593	545,528	1,961,846	—	22,604,967
ING VP Small Company Portfolio	4		20,667,431	1,255,796	681,740	—	22,604,967
ING VP Small Company Portfolio	5		19,109,789	1,906,275	1,588,903	—	22,604,967
ING VP Value Opportunity Portfolio	3	A	7,082,236	252,774	1,090,741	—	8,425,752

SHAREHOLDER MEETING INFORMATION (UNAUDITED) (CONTINUED)

	Proposal*		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total shares voted
ING VP Value Opportunity Portfolio	3	B	7,077,904	297,042	1,050,806	—	8,425,752
ING VP Value Opportunity Portfolio	3	C	7,041,578	284,586	1,099,588	—	8,425,752
ING VP Value Opportunity Portfolio	3	D	7,133,543	257,968	1,034,241	—	8,425,752
ING VP Value Opportunity Portfolio	3	E	7,113,848	184,343	1,127,561	—	8,425,752
ING VP Value Opportunity Portfolio	3	F	7,093,372	236,781	1,095,599	—	8,425,752
ING VP Value Opportunity Portfolio	3	G	7,092,306	298,432	1,035,014	—	8,425,752
ING VP Value Opportunity Portfolio	3	H	7,144,774	266,295	1,014,682	—	8,425,752
ING VP Value Opportunity Portfolio	4		7,166,801	216,407	1,042,544	—	8,425,752
ING VP Value Opportunity Portfolio	5		7,012,833	343,849	1,069,070	—	8,425,752
ING VP Global Science and Technology Portfolio	3	A	7,530,114	528,611	2,296,271	—	10,354,996
ING VP Global Science and Technology Portfolio	3	B	7,948,396	541,710	1,864,890	—	10,354,996
ING VP Global Science and Technology Portfolio	3	C	7,951,742	549,041	1,854,214	—	10,354,996
ING VP Global Science and Technology Portfolio	3	D	8,030,497	548,632	1,775,867	—	10,354,996
ING VP Global Science and Technology Portfolio	3	E	8,059,640	528,611	1,766,745	—	10,354,996
ING VP Global Science and Technology Portfolio	3	F	7,540,339	545,657	2,269,000	—	10,354,996
ING VP Global Science and Technology Portfolio	3	G	7,542,196	546,145	2,266,655	—	10,354,996
ING VP Global Science and Technology Portfolio	3	H	7,501,529	545,657	2,307,810	—	10,354,996
ING VP Global Science and Technology Portfolio	4		8,110,689	487,895	1,756,412	—	10,354,996
ING VP Global Science and Technology Portfolio	5	**	6,650,964	1,001,401	2,702,631	—	10,354,996
ING VP Growth Portfolio	3	A***	6,196,340	398,286	897,532	—	7,492,158
ING VP Growth Portfolio	3	B***	6,313,582	348,170	830,406	—	7,492,158
ING VP Growth Portfolio	3	C***	6,281,447	378,810	831,901	—	7,492,158
ING VP Growth Portfolio	3	D***	6,190,873	405,694	895,591	—	7,492,158
ING VP Growth Portfolio	3	E***	6,188,346	412,265	891,547	—	7,492,158
ING VP Growth Portfolio	3	F***	6,247,524	426,139	818,495	—	7,492,158
ING VP Growth Portfolio	3	G***	6,191,399	406,756	894,002	—	7,492,158
ING VP Growth Portfolio	3	H***	6,201,861	391,376	898,921	—	7,492,158
ING VP Growth Portfolio	4	***	6,206,514	391,872	893,771	—	7,492,158
ING VP Growth Portfolio	5	***	6,149,141	369,277	973,740	—	7,492,158

*  All proposals passed at this meeting.

**  The Shareholder Meeting for ING VP Global Science and Technology Portfolio, Proposal 5 was adjourned to December 17, 2007.

***  The Shareholder Meeting for ING VP Growth Portfolio was adjourned to December 17, 2007.

A special meeting of shareholders of ING Variable Portfolios, Inc. was held December 17, 2007, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

  3  To approve the following series of proposals to standardize the investment restrictions of the Portfolios:

  3A  to modify the fundamental investment restriction on concentration.

  3B  to modify the fundamental investment restriction on diversification.

  3C  to modify the fundamental investment restriction on borrowing.

  3D  to modify the fundamental investment restriction on lending.

  3E  to modify the fundamental investment restriction on underwriting.

  3F  to modify the fundamental investment restriction on real estate.

  3G  to modify the fundamental investment restriction on senior securities.

  3H  to modify the fundamental investment restriction on commodities.

  4  To reclassify the investment objective of each Portfolio as non-fundamental.

  5  To approve a proposal to implement a "manager-of-managers" arrangement for each of the Portfolios which will permit ING Investments, LLC ("ING Investments" or the "Adviser"), in its capacity as the investment adviser of a Portfolio, subject to prior approval by the Board of the Portfolio, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Portfolio's shareholders.

SHAREHOLDER MEETING INFORMATION (UNAUDITED) (CONTINUED)

Results:

	Proposal*		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total shares voted
ING VP Growth Portfolio	3	A	7,937,806	228,755	597,045	—	8,763,606
ING VP Growth Portfolio	3	B	8,019,859	192,740	551,008	—	8,763,606
ING VP Growth Portfolio	3	C	7,997,560	209,988	556,058	—	8,763,606
ING VP Growth Portfolio	3	D	7,932,510	237,126	593,971	—	8,763,606
ING VP Growth Portfolio	3	E	7,901,466	277,402	584,738	—	8,763,606
ING VP Growth Portfolio	3	F	7,985,004	237,921	540,681	—	8,763,606
ING VP Growth Portfolio	3	G	7,900,159	278,043	585,405	—	8,763,606
ING VP Growth Portfolio	3	H	7,953,352	217,373	592,882	—	8,763,606
ING VP Growth Portfolio	4		7,941,852	214,874	606,879	—	8,763,606
ING VP Growth Portfolio	5		7,904,923	207,898	650,785	—	8,763,606
ING VP Global Science and Technology Portfolio	5		7,685,748	792,022	2,201,908	—	10,679,678

*  All proposals passed at this meeting.

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended December 31, 2007 were as follows:

Portfolio Name	Type	Per Share Amount
ING VP Balanced Portfolio
Class ADV	NII	$0.3935
Class I	NII	$0.3935
Class S	NII	$0.3642
All Classes	STCG	$0.1551
All Classes	LTCG	$0.4271
ING VP Growth and Income Portfolio
Class ADV	NII	$0.3286
Class I	NII	$0.3527
Class S	NII	$0.3337
ING VP Growth Portfolio
Class ADV	NII	$0.0194
Class I	NII	$0.0194
Class S	NII	$0.0191
ING VP Small Company Portfolio
Class I	NII	$0.0408
Class S	NII	$—
All Classes	STCG	$0.4048
All Classes	LTCG	$2.9255

Portfolio Name	Type	Per Share Amount
ING VP Value Opportunity Portfolio
Class ADV	NII	$0.2645
Class I	NII	$0.2645
Class S	NII	$0.2230
ING VP Intermediate Bond Portfolio
Class ADV	NII	$0.4538
Class I	NII	$0.5096
Class S	NII	$0.4827
ING VP Money Market Portfolio
Class I	NII	$0.5534

NII — Net investment income
STCG — Short-term capital gain
LTCG — Long-term capital gain

Of the ordinary distributions made during the year ended December 31, 2007, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING VP Balanced Portfolio	30.73%
ING VP Growth and Income Portfolio	100.00%
ING VP Growth Portfolio	100.00%
ING VP Small Company Portfolio	30.79%
ING VP Value Opportunity Portfolio	100.00%
ING VP Intermediate Bond Portfolio	0.56%

For the year ended December 31, 2007, the following is a percentage of net investment income dividends paid by the Portfolio that is designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals:

ING VP Growth and Income Portfolio	100.00%

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Portfolios are managed under the direction of the Board. A director/trustee who is not an interested person of the Funds, as defined in the 1940 Act, is an independent director/trustee ("Non-Interested Director/Trustee"). The Directors/Trustees of the Registrants are listed below. The Statement of Additional Information includes additional information about directors/trustees of the Registrants and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) held with the Registrants	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director/ Trustee	Other Directorships held by Director/ Trustee
Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 66	Director/Trustee	June 1998 - Present	Professor of Economics and Finance, Middle Tennessee State University (August 1991 - Present). Formerly, Director of Business and Economic Research Center, Middle Tennessee State University (August 1994 - August 2003).	29	Executive Committee, Academy of Economics and Finance (February 2007 - February 2011); President, Academy of Economics and Finance (February 2006 - February 2007); President-Elect, Academy of Economics and Finance (February 2005 - February 2006); First Vice President, Academy of Economics and Finance (February 2004 - February 2005); Second Vice President, Academy of Economics and Finance (February 2003 - February 2004); Academy of Economics and Finance (February 2002 - February 2003); Executive Committee, International Atlantic Economic Society (October 2002 - October 2005); and Tennessee Tax Structure Commission (December 2002 - December 2004); and Director, Business and Economic Research Center, (August 1999 - August 2003).

Maria Teresa Fighetti 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 64	Director/Trustee	April 1994 - Present	Retired. Formerly, Associate Commissioner/Attorney, New York City Department of Mental Health (June 1973 - October 2002).	29	None

Russell Jones 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 63	Director/Trustee	December 2007 - Present	Senior Vice President, Chief Investment Officer and Treasurer Kaman Corporation (1973 - Present)	27	None

Sidney Koch 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 72	Director/Trustee	April 1994 - Present	Retired. Self-Employed Consultant (June 2000 - Present).	29	None

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) held with the Registrants	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director/ Trustee	Other Directorships held by Director/ Trustee
Dr. Corine T. Norgaard 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 70	Director/Trustee	June 1991 - Present	Retired. Formerly, Dean of the Barney School of Business, University of Hartford (August 1996 - June 2004). Formerly, President, Thompson Enterprises (September 2004 - September 2005).	29	Member, Board of Directors, Mass Mutual Corporate and Participation Investors (April 1997 - Present); Mass Mutual Premier Series (December 2004 - Present); and Mass Mutual MML Series II (December 2005 - Present).

Edward T. O'Dell 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 72	Director/Trustee	June 2002 - Present	Retired.	29	None

Joseph E. Obermeyer 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 50	Director/Trustee	January 2003 - Present	President, Obermeyer & Associates, Inc. (November 1999 - Present).	29	None

Directors/Trustees who are "Interested Persons:"

Shaun Mathews 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Director/Trustee	December 2007 - Present	President and Chief Executive Officer, ING Investments, LLC (December 2006 - Present), and Head of ING USFS Mutual Funds and Investment Products (October 2004 - Present). Formerly, CMO, ING USFS (April 2002 - October 2004), and Head of Rollover/Payout (October 2001 - December 2003).	27	Mark Twain House & Museum (September 2002 - Present); Connecticut Forum (May 2002 - Present); Capital Community College Foundation (February 2002 - Present); ING Services Holding Company, Inc. (May 2000 - Present); Southland Life Insurance Company (June 2002 - Present); and ING Capital Corporation, LLC, ING Funds Distributor, LLC, ING Funds Services, LLC, ING Investments, LLC and ING Pilgrim Funding, Inc. (March 2006 - Present).

Fredric (Rick) A. Nelson III ING Investment Management 230 Park Avenue 13th Floor New York, NY 10169 Age: 51	Director/Trustee	December 2007 - Present	Vice Chairman and Chief Investment Officer, ING Investment Management Americas. Formerly head of the U.S. Equity Group as well as a member of the Global and U.S. Executive Committees at JP Morgan Fleming Investment Management, Inc until 2003	27	None

(1)  Directors/Trustees serve until their successors are duly elected and qualified.

(2)  "Interested person," as defined in the 1940 Act, by virtue of this Director's/Trustee's affiliation with any of the Portfolios, ING or any of ING's affiliates.

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with Companies	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years
Officers:

Shaun P. Mathews 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	President and Chief Executive Officer	December 2006 - Present	President and Chief Executive Officer, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2006 - Present); and Head of ING USFS Mutual Funds and Investment Products (October 2004 - Present). Formerly, CMO, ING USFS (April 2002 - October 2004); and Head of Rollover/Payout (October 2001 - December 2003).

Michael J. Roland 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	Executive Vice President	April 2002 - Present	Head of Mutual Fund Platform (February 2007 - Present); and Executive Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2001 - Present). Formerly, Head of Product Management (January 2005 - January 2007); Chief Compliance Officer, ING Investments, LLC(2) and Directed Services, LLC(5) (October 2004 - December 2005); and Chief Financial Officer and Treasurer, ING Investments, LLC(2) (December 2001 - March 2005).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 57	Executive Vice President	March 2002 - Present	Executive Vice President, ING Investments, LLC(2) (July 2000 - Present); and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 - Present). Formerly, Chief Investment Officer of International Investments (August 2000 - January 2003).

Joseph M. O'Donnell 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	Executive Vice President Chief Compliance Officer	March 2006 - Present November 2004 - Present	Chief Compliance Officer of the ING Funds (November 2004 - Present), ING Investments, LLC(2) and Directed Services, LLC(5) (March 2006 - Present); and Executive Vice President of the ING Funds (March 2006 - Present). Formerly, Chief Compliance Officer of ING Life Insurance and Annuity Company (March 2006 - December 2006); Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 - October 2004).

Todd Modic 7337 East Doubletree Ranch Rd Scottsdale, Arizona 85258 Age: 40	Senior Vice President, Chief/Principle Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, ING Funds Services, LLC(3) (April 2005 - President). Formerly, Vice President, ING Funds Services, LLC(3) (September 2002 - March 2005); and Director of Financial Reporting, ING Investments, LLC(2) (March 2001 - September 2002)

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 43	Senior Vice President	December 2003 - Present	Senior Vice President, ING Investments, LLC(2) (October 2003 - Present). Formerly, Vice President and Assistant Secretary, ING Investments, LLC(2) (January 2001 - October 2003).

Ernest J. C'DeBaca 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 38	Senior Vice President	June 2006 - Present	Senior Vice President, ING Investments, LLC(2) (December 2006 - Present), and ING Funds Services, LLC(3) (April 2006 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (January 2004 - March 2006); and Attorney-Adviser, U.S. Securities and Exchange Commission (May 2001 - December 2003).

Robert Terris 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 37	Senior Vice President	June 2006 - Present	Senior Vice President, Head of Division Operations, ING Funds (May 2006 - Present); and Vice President, Head of Division Operations, ING Funds Services, LLC(3) (March 2006 - Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001 - March 2006).

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with Companies	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 40	Vice President and Treasurer	March 2002 - Present	Vice President and Treasurer, ING Funds Services, LLC(3) (October 2001 - Present) and ING Investments, LLC(2) (August 1997 - Present).

William Evans 10 State House Square Hartford, Connecticut 06103 Age: 35	Vice President	December 2007 - Present	Vice President, Head of Mutual Fund Advisory Group (April 2007 - Present), Vice President, U.S. Mutual Funds and Investment Products (May 2005 - April 2007), Senior Fund Analyst, U.S. Mutual Funds and Investment Products (May 2002 - May 2005)

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	Vice President	March 2003 - Present	Vice President and Chief Compliance Officer, ING Funds Distributor, LLC(4) (July 1995 - Present); and Vice President (February 1996 - Present); and Director of Compliance, ING Investments, LLC(2) (October 2004 - Present). Formerly, Chief Compliance Officer, ING Investments, LLC(2) (October 2001 - October 2004).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	Vice President	September 2004 - Present	Vice President, ING Funds Services, LLC(3) (September 2004 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (October 2001 - September 2004); and Manager of Fund Accounting and Fund Compliance, ING Investments, LLC(2) (September 1999 - October 2001).

Denise Lewis 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Vice President	April 2007 - Present	Vice President, ING Funds Services, LLC(3) (December 2006 - Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 - December 2006); and Vice President, Wells Fargo Funds Management, LLC (December 2000 - August 2003).

Kimberly K. Palmer 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 50	Vice President	March 2006 - Present	Vice President, ING Funds Services, LLC(3) (March 2006 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 - March 2006); Manager, Registration Statements, ING Funds Services, LLC(3) (May 2003 - August 2004); Associate Partner, AMVESCAP PLC (October 2000 - May 2003); and Director of Federal Filings and Blue Sky Filings, INVESCO Funds Group, Inc. (March 1994 - May 2003).

Susan P. Kinens 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 31	Assistant Vice President	March 2003 - Present	Assistant Vice President, ING Funds Services, LLC(3) (December 2002 - Present); and has held various other positions with ING Funds Services, LLC(3) for more than the last five years.

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Secretary	September 2003 - Present	Counsel, ING Americas, U.S. Legal Services (April 2003 - Present). Formerly, Senior Associate with Shearman & Sterling (February 2000 - April 2003).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Assistant Secretary	September 2003 - Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (November 2002 - September 2003); and Associate General Counsel of AIG American General (January 1999 - November 2002).

(1)  The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.

(2)  ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the sucessor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)  ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the sucessor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)  ING Funds Distributor, LLC is the sucessor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(5)  Directed Services, LLC is the sucessor in interest to Directed Services, Inc.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement and sub-advisory agreement for a mutual fund will terminate automatically after the initial term of the agreement (which term may not exceed two years), unless continuation of the agreement is approved annually by the Board of Trustees or Directors, as the case may be (the "Board") of the fund, including a majority of the Trustees/Directors who have no direct or indirect interest in the agreement and who are not "interested persons" of the fund (the "Independent Trustees"). Consistent with this requirement of the 1940 Act, the Board of ING VP Balanced Portfolio, Inc., ING Strategic Allocation Portfolios, Inc., ING VP Intermediate Bond Portfolio, ING VP Money Market Portfolio, ING Variable Funds, ING Variable Portfolios Inc., ING Series Fund, Inc. and ING GET Funds, with respect to each portfolio series thereof (collectively, the "Funds") has established a process for considering on an annual basis approval of the continuation of the Investment Management Agreement for each Fund (the "Advisory Agreement") with ING Investments, LLC (the "Adviser") and the sub-advisory agreement for each Fund (collectively, the "Sub-Advisory Agreements") with each sub-adviser of the Funds (the "Sub-Advisers"). Set forth below is a description of the process followed by the Board in considering approval of the continuation of each Advisory and Sub-Advisory Agreement (collectively, the "Agreements"), together with an explanation of many of the factors considered and related conclusions reached by the Board in voting to approve the continuation of each Agreement for an additional one-year period commencing January 1, 2008, followed by specific considerations with respect to each portfolio series covered by this report (each, a "Portfolio").

Overview of the Review Process

At a meeting of the Board held on December 19, 2007, the Board, including all of the Independent Trustees, voted to approve continuation of each of the existing Advisory and Sub-Advisory Agreements for the Funds. Prior to voting such approvals, the Board received the affirmative recommendation of the Contracts Committee of the Board, which is a Committee of the Board comprised of all of the Independent Trustees and exclusively of the Independent Trustees. The Contracts Committee recommended approval of the Advisory and Sub-Advisory Agreements after completing an extensive review of information requested by the Committee from the Adviser and each Sub-Adviser, including the following: (1) comparative performance data for each Fund for various time periods; (2) comparative data regarding management fees, including data regarding the fees charged by the Adviser and Sub-Advisers for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the Funds; (3) comparative data regarding the total expenses of each Fund; (4) copies of each form of Advisory Agreement and Sub-Advisory Agreement; (5) copies of the codes of ethics of the Adviser and each Sub-Adviser, together with information relating to the manner in which each code is administered; (6) financial statements of the Adviser and each Sub-Adviser; (7) profitability analyses for the Adviser and each Sub-Adviser with respect to each Fund, and all Funds as a group; (8) descriptions of the qualifications of the investment personnel responsible for managing each Fund, their compensation and their responsibilities with respect to managing other accounts or mutual funds; (9) descriptions of the services provided to the Funds, including the investment strategies and techniques used by each Sub-Adviser in managing the Funds; (10) data relating to portfolio turnover and brokerage practices, including practices with respect to the acquisition of research through "soft dollar" benefits received in connection with the Funds' brokerage; (11) data comparing the performance of certain Funds against "static portfolios" of the Funds over various time periods; (12) descriptions of the policies and procedures of the various service providers of the Funds for protecting the privacy of shareholder information; (13) information relating to projected sales and redemptions of Fund shares and business plans relating to the Adviser's mutual fund platform; (14) descriptions of the business continuity and disaster recovery plans of the Adviser and each Sub-Adviser; (15) descriptions of various compliance programs of the Adviser and Sub-Advisers, including the Adviser's programs for monitoring and enforcing compliance with the Funds' policies with respect to market-timing, late trading and selective portfolio disclosure; (16) independent reports analyzing the quality of the trade execution services performed by Sub-Advisers for the Funds; and (17) other information relevant to an evaluation of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser in response to a series of detailed questions posed by independent legal counsel on behalf of the Independent Trustees.

The Contracts Committee began the formal review process in July 2007 when it met separately with independent legal counsel to review the information to be requested from management and the methodology to be used in determining the selected peer groups for comparing performance and expenses. The Contracts Committee then held meetings on October 24-25, 2007, December 11, 2007 and December 17-18, 2007, during which the

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Independent Trustees, meeting separately with independent legal counsel, reviewed and evaluated the information described above. As part of the review process, the Contracts Committee also met with representatives from the Adviser and/or the Sub-Advisers to discuss the information provided to the Committee. The Contracts Committee also considered information that had been provided by the Adviser and Sub-Advisers throughout the year at other meetings of the Contracts Committee, the Audit Committee, the Compliance Committee and the full Board.

The Independent Trustees were assisted by Goodwin Procter LLP, their independent legal counsel, throughout the contract review process. The Independent Trustees relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each Advisory and Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Independent Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Independent Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to each Advisory and Sub-Advisory Agreement.

Nature, Extent and Quality of Services

In considering whether to approve the Advisory and Sub-Advisory Agreements for the Funds for the year commencing January 1, 2008, the Board evaluated the nature, extent and quality of services provided to the Funds by the Adviser and Sub-Advisers. The Board considered the investment management and related services provided by the Adviser and Sub-Advisers, including the quantity and quality of the resources available to provide such services. Among other things, the Board considered the qualifications of the individuals responsible for performing various investment related services.

The Board also considered the quality of the compliance programs of the Adviser and each Sub-Adviser, including the manner in which the Adviser and each Sub-Adviser monitor for compliance with the investment policies and restrictions of a Fund and with the Codes of Ethics of the Funds, the Adviser and the Sub-Advisers with respect to personal trading by employees with access to portfolio information. The Board also considered the actions taken by the Adviser and Sub-Advisers to establish and maintain effective disaster recovery and business continuity plans.

The Board considered the actions taken by the Adviser and its affiliated companies to administer the Funds' policies and procedures for voting proxies, valuing the Funds' assets, selective disclosure of portfolio holdings and preventing late-trading and frequent trading of Fund shares. With respect to these and related compliance matters, the Board also considered the responsiveness of the Adviser and its affiliated companies over the course of the past several years to the inquiries of various regulatory authorities.

The Board also took into account the efforts of the Adviser and its affiliated companies to reduce the expenses of the Funds. With respect to those Funds that are sub-advised by an affiliate of the Adviser, the Board specifically noted that, in recent years, the Adviser and its affiliated companies have significantly reduced the Funds' brokerage costs and portfolio turnover rates, as well as the quantity of research acquired through the use of soft dollars from the Funds' brokerage. The Board also noted the efforts of the Adviser to optimize the number of Funds in the ING complex of mutual funds and to standardize the asset management characteristics and policies across the ING mutual fund platform. Consideration was also given to the benefits that shareholders of the Funds realize because the Funds are part of a larger ING family of mutual funds, including, in most cases, the ability of shareholders to exchange or transfer investments within the same class of shares among a wide variety of mutual funds without incurring additional sales charges.

The Board concluded that the nature, extent and quality of advisory and related services provided by the Adviser and each of the Sub-Advisers, taken as a whole, are consistent with the terms of the respective Advisory and Sub-Advisory Agreements and justify the fees paid by the Funds for such services.

Fund Performance

The Board reviewed each Fund's investment performance over various time periods on an absolute basis and relative to the performance of (i) one or more appropriate benchmark indexes (such as the S&P 500 Composite Stock Price Index), (ii) a group of similarly managed mutual funds identified by Lipper, Inc. and/or Morningstar, Inc., and (iii) similarly managed mutual funds within a specified peer group based upon a methodology approved by

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

the Contracts Committee (each, a "Selected Peer Group"). The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods, where applicable, ending June 30, 2007 and the one-, three-, and five-year periods ending September 30, 2007. Summaries of selected portions of the performance information reviewed by the Board, together with the Board's conclusions regarding the performance of each Portfolio covered by this report, are set forth below under "Fund-by-Fund Analysis."

Management Fees, Sub-Advisory Fees and Expenses

Consideration was given to the contractual investment advisory fee rates, inclusive of administrative fee rates, payable by the Funds to the Adviser and its affiliated companies (referred to collectively as "management fees") and the contractual sub-advisory fee rates payable by the Adviser to each Sub-Adviser for sub-advisory services. As part of its review, the Board considered each Fund's management fee and total expense ratio, as compared to its Selected Peer Group, both before and after giving effect to any undertaking by the Adviser to waive fees and/or limit the total expenses of a Fund. In addition, the Trustees received information regarding the fees charged by each Sub-Adviser to similarly-managed institutional accounts and other mutual funds, if any, and the comparability (or lack thereof) of the services provided by the Sub-Adviser in managing such accounts and other mutual funds to the services provided in managing the Funds. With respect to the Funds sub-advised by an affiliate of the Adviser, the Board evaluated the reasonableness of the total fees received by the Adviser and its affiliate in the aggregate under the Advisory and Sub-Advisory Agreements. With respect to those Funds sub-advised by a Sub-Adviser that is not affiliated with the Adviser, the Board considered the reasonableness of the fees payable to the Sub-Adviser by the Adviser in light of the ability of the Adviser to negotiate such fees on an arm's-length basis. Summaries of selected portions of the fee and expense information reviewed with respect to each Portfolio covered by this report are set forth below under "Fund-by-Fund Analysis." After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser, the Board concluded with respect to each Fund that the management fee charged to the Fund for advisory, sub-advisory and related services is fair and reasonable and that the total expense ratio of the Fund is reasonable.

Profitability

The Board considered information relating to revenues, expenses, and profits realized by the Adviser and each Sub-Adviser attributable to performing advisory, sub-advisory and administrative services for the Funds. With respect to Funds sub-advised by an unaffiliated Sub-Adviser, the Board did not consider the profitability of the Sub-Adviser to be a material factor because the Board believes that the Adviser negotiates sub-advisory fees with the unaffiliated Sub-Adviser on an arm's-length basis. The Board reviewed profitability data for the Adviser and its affiliated companies, including the distributor of the Funds, relating to (i) each Fund separately, (ii) all Funds as a group, (iii) all "retail" Funds as a group, and (iv) all variable insurance product Funds as a group, in each case for the one-year periods ended December 31, 2006 and December 31, 2005 and the nine-month period ended September 30, 2007. With respect to the Adviser and its affiliates, such information was prepared in accordance with a methodology approved by the Contracts Committee. The Board considered the profitability of the Adviser and its affiliated companies attributable to managing and operating each Fund both with and without the profitability of the distributor of the Funds and both before and after giving effect to any expenses incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties, including affiliated insurance companies, for distribution and administrative services. With respect to Funds sub-advised by an affiliate of the Adviser, the Board considered the total profits derived by the Adviser and its affiliate in the aggregate attributable to managing and operating each Fund. The Board also considered other direct or indirect benefits that the Adviser and Sub-Advisers, and any affiliated companies thereof, derive from their relationships with the Funds, including the receipt by ING U.S. Financial Services, an affiliate of the Adviser, of fees relating to the offering of bundled financial products, such as annuity contracts, and the receipt by Sub-Advisers of "soft dollar" benefits from the Funds' brokerage. The Board concluded that, in light of the nature, extent and quality of the services provided, the profits realized by the Adviser and its affiliated companies, taken as a whole, with respect to providing advisory, sub-advisory and administrative services for each Fund are reasonable.

Economies of Scale

In considering the reasonableness of the management fee of each Fund, the Board considered the extent to which economies of scale can be expected to be realized by a Fund's Adviser and its affiliated companies, on the one

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

hand, and by the Fund, on the other hand, as the assets of the Fund increase. The Board noted that the advisory fee schedule for certain Funds includes breakpoints such that, as the assets of the Fund increase, the Fund's management fee will decrease as a percentage of the Fund's total assets. The Board recognized the inherent difficulties in measuring precisely the impact of any economies of scale being realized by the Adviser and its affiliated companies with respect to their management of any one or more Funds. In an effort to determine the extent to which economies of scale, if any, will be realized by the Adviser and its affiliated companies as the assets of the Funds grow, the Board considered the profitability data described above relating to the Adviser and its affiliated companies in light of changes in the assets of the Funds over various time periods. The Board noted that the total assets under management of many Funds have decreased during the past several years and concluded that the economies of scale realized by the Adviser and its affiliated companies from managing the Funds have not increased with respect to such Funds. The Board also reviewed information regarding the expense ratio of each Fund in light of changes in the assets of the Funds over various time periods, noting that, as the assets of a Fund increase, the fixed expenses of the Fund, as a percentage of the total assets of the Fund, can be expected to decrease. The Board considered such expense information in light of projections provided by the Adviser with respect to the future growth of assets of the Funds. Based upon the foregoing, the Board concluded that the economies of scale being realized by the Adviser and its affiliated companies do not mandate the implementation of breakpoints or additional breakpoints, as the case may be, with respect to any Fund at this time.

Fund-by-Fund Analysis

In deciding to approve the continuation of each Advisory and Sub-Advisory Agreement for an additional one-year period beginning January 1, 2008, the Board took into account the specific data and factors identified below relating to the performance, fees and expenses of each Fund and actions being taken by the Adviser or Sub-Adviser, as the case may be, with respect to these matters. Except as otherwise indicated, the performance data described below for each Portfolio is for periods ended September 30, 2007 and the management fees and expense data described below are as of June 30, 2007.

ING VP Balanced Portfolio

In evaluating the investment performance of ING VP Balanced Portfolio, the Board noted that the Portfolio underperformed its Morningstar category median for the most recent calendar quarter, year-to-date, one-year, three-year and five-year periods. The Board received performance information relating to a benchmark index of fixed income securities (the "FISB") and equity securities (the "ESB") from which the Board could calculate a composite benchmark index (the "Composite Benchmark") comprised of 60% ESB and 40% FISB. The Board noted that the Portfolio underperformed the Composite Benchmark for all periods presented. The Board considered the fact that the Portfolio is ranked in its Morningstar category in the fourth quintile for the most recent calendar quarter, year-to-date, one-year, three-year, and five-year periods. The Board noted that the Sub-Adviser manages the equity portion of the Portfolio using a quantitative-based model for selecting stocks based on static factor weightings and that the Sub-Adviser is in the process of developing a model with dynamic factor weightings, which is expected to be implemented in 2008. The Board concluded that appropriate actions are being taken to improve performance and that additional time is needed to evaluate the effectiveness of these actions.

In assessing the reasonableness of the management fee and expense ratio of ING VP Balanced Portfolio, the Board noted that the management fee for the Portfolio is below the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

ING VP Global Science and Technology Portfolio

In evaluating the investment performance of ING VP Global Science and Technology Portfolio, the Board noted that: (1) the Portfolio outperformed its Morningstar category median for the most recent calendar quarter, year-to-date and three-year periods, but underperformed for the one-year and five-year periods; (2) the Portfolio outperformed its benchmark index for the most recent calendar quarter, year-to-date, one-year and three-year periods but underperformed for the five-year period; and (3) the Portfolio is ranked in its Morningstar category in the second quintile for the most recent calendar quarter, year-to-date and three-year periods, in the third quintile for the five-year period and in the fourth quintile for the one-year period. The Board concluded that the performance of the Portfolio is satisfactory.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

In assessing the reasonableness of the management fee and expense ratio for ING VP Global Science and Technology Portfolio, the Board noted that the management fee for the Portfolio is above the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Portfolio is above the median and the average expense ratios of the portfolios in its Selected Peer Group.

ING VP Growth Portfolio

In evaluating the investment performance of ING VP Growth Portfolio, the Board noted that: (1) the Portfolio outperformed its Morningstar category median for the most recent calendar quarter and year-to-date periods but underperformed for the one-year, three-year and five-year periods; (2) the Portfolio outperformed its benchmark index for the most recent calendar quarter, year-to-date and three-year periods but underperformed for the one-year and five-year periods; and (3) the Portfolio is ranked in its Morningstar category in the second quintile for the most recent calendar quarter, in the third quintile for the year-to-date and three-year periods and in the fourth quintile for the one-year and five-year periods. The Board further noted that in July 2007, the Board approved the transition to a quantitative, opportunistic large-cap growth strategy commencing in November 2007. The Board concluded that appropriate actions are being taken to improve performance and that additional time is needed to evaluate the effectiveness of these actions.

In assessing the reasonableness of the management fee and expense ratio for ING VP Growth Portfolio, the Board noted that the management fee for the Portfolio is below the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

ING VP Growth and Income Portfolio

In evaluating the investment performance of ING VP Growth and Income Portfolio, the Board noted that: (1) the Portfolio outperformed its Morningstar category median for year-to-date, one-year and three-year periods, but underperformed for the most recent calendar quarter and five-year periods; (2) the Portfolio outperformed its benchmark index for the three-year period but underperformed for the most recent calendar quarter, year-to-date, one-year and five-year periods; and (3) the Portfolio is ranked in its Morningstar category in the second quintile for the three-year period, in the third quintile for the year-to-date and one-year periods, in the fourth quintile for the most recent calendar quarter and in the fifth quintile for the five-year period. The Board concluded that the performance of the Portfolio is satisfactory.

In assessing the reasonableness of the management fee and expense ratio for ING VP Growth and Income Portfolio, the Board noted that the management fee for the Portfolio is below the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

ING VP Small Company Portfolio

In evaluating the investment performance of ING VP Small Company Portfolio, the Board noted that: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its benchmark index for the most recent calendar quarter, year-to-date, one-year and three-year periods but underperformed for the five-year period; and (3) the Portfolio is ranked in its Morningstar category in the first quintile for the most recent calendar quarter, year-to-date, one-year and three-year periods and in the third quintile for the five-year period. The Board concluded that the performance of the Portfolio is satisfactory.

In assessing the reasonableness of the management fee and expense ratio for ING VP Small Company Portfolio, the Board noted that the management fee for the Portfolio is below the median and average management fees of the funds in its Selected Peer Group, and that the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

ING VP Value Opportunity Portfolio

In evaluating the investment performance of ING VP Value Opportunity Portfolio, the Board noted that: (1) the Portfolio outperformed its Morningstar category median and its benchmark index for the most recent calendar quarter, year-to-date and one-year periods but underperformed for the three-year and five-year periods; and (2) the Portfolio is ranked in its Morningstar category in the second quintile for the most recent calendar quarter,

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

year-to-date and one-year periods, in the fourth quintile for the three-year period and in the fifth quintile for the five-year period. The Board further noted that in July 2007, the Board approved the transition of the Portfolio to a quantitative, opportunistic large-cap value strategy commencing in November 2007. The Board concluded that appropriate actions are being taken to improve the performance of the Portfolio and that additional time is needed to evaluate the effectiveness of these actions.

In assessing the reasonableness of the management fee and expense ratio for ING VP Value Opportunity Portfolio, the Board noted that the management fee for the Portfolio is below the median and average management fees of the funds in its Selected Peer Group, and that the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

ING VP Intermediate Bond Portfolio

In evaluating the investment performance of ING VP Intermediate Bond Portfolio, the Board noted that: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its benchmark index for the three-year and five-year periods, but underperformed for the most recent calendar quarter, year-to-date and one-year periods; and (3) the Portfolio is ranked in its Morningstar category in the second quintile for the year-to-date, one-year, three-year and five-year periods and in the third quintile for the most recent calendar quarter. The Board concluded that the performance of the Portfolio is satisfactory.

In assessing the reasonableness of the management fee and expense ratio for ING VP Intermediate Bond Portfolio, the Board noted that the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group, and that the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

ING VP Money Market Portfolio

In evaluating the investment performance of ING VP Money Market Portfolio, the Board noted that: (1) the Portfolio outperformed its Morningstar category median and its benchmark index for all periods presented; and (2) although the Portfolio is not ranked by Morningstar, the Portfolio is ranked in its Lipper category in the first quintile for all periods presented. The Board concluded that the performance of the Portfolio is satisfactory.

In assessing the reasonableness of the management fee and expense ratio for ING VP Money Market Portfolio, the Board noted that the management fee for the Portfolio is below the median and average management fees of the funds in its Selected Peer Group, and that the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

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Investment Adviser

ING Investments, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Transfer Agent

DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141

Independent Registered Public
Accounting Firm

KPMG LLP
99 High Street
Boston, Massachusetts 02110

Custodian

The Bank of New York Mellon Corporation
One Wall Street
New York, New York 10286

Legal Counsel

Goodwin Procter LLP
Exchange Place
53 State Street
Boston, Massachusetts 02109

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

VPAR-ACAPAPADVIS (1207-022908)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer.  There were no amendments to the Code during the period covered by the report.  The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report.  The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Corine Norgaard and Joseph Obermeyer are each audit committee financial experts, as defined in Item 3 of Form N-CSR.  Ms. Norgaard and Mr. Obermeyer are both “independent” for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)                                  Audit Fees:  The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $47,756 for year ended December 31, 2007 and $58,371 for year ended December 31, 2006.

(b)                                 Audit-Related Fees:  The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $5,449 for year ended December 31, 2007 and $6,325 for year ended December 31, 2006.

(c)                                  Tax Fees:  The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $3,760 in the year ended December 31, 2007 and $9,638 in the year ended December 31, 2006.  Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)                                 All Other Fees:  The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item.

None

(e) (1)               Audit Committee Pre-Approval Policies and Procedures

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AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY

I.                                         Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out under Paragraph I on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors.  As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds.  The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds’ may establish two different approaches to pre-approving audit and non-audit services.  The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”).  The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors.  Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee.  Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors’ independence.  The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds.  Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality.  Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval.  For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate.  The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval.  The Committee will revise the list of services subject to general pre-approval as appropriate.  This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

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II.                                     Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval.  Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide.  They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing).  The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A.  The Committee must specifically approve all audit services not listed on Appendix A.

III.                                 Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors.  The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services.  Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B.  The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.                                Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence.  Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may

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not be supported in the Internal Revenue Code and related regulations.  The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C.  The Committee must specifically approve all tax-related services not listed on Appendix C.

V.                                    Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund.  The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D.  The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E.  The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.                                Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors.  Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval.  The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services.  The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.                            Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management.  If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee.  Any such submission will include a detailed description of the services to be rendered.

Notwithstanding this paragraph, the Committee will, on quarterly basis, receive from the independent auditors a list of services provided to date by the auditors during Pre-Approval Period.

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VIII.                        Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members.  Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting.  The Committee will identify any member to whom pre-approval authority is delegated in writing.  The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate.  The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.                                Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds.  This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Date last approved: April 4, 2007

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Appendix A

Pre-Approved Audit Services for the Pre-Approval Period January  1, 2007 through December 31, 2007

Service

	The Fund(s)	Fee Range

Statutory audits or financial audits (including tax services associated with audit services)	☒	As presented to Audit Committee(1)

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.

	☒	Not to exceed $9,750 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.

	☒	Not to exceed $8,000 during the Pre-Approval Period

(1)                                 For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in KPMG’s Proposal or any Engagement Letter covering the period at issue.  Fees in the Engagement Letter will be controlling.

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Appendix B

Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2007 through December 31, 2007

Service

	The Fund(s)	Fund Affiliates	Fee Range

Services related to Fund mergers (Excluding tax services – See Appendix C for tax services associated with fund mergers)	☒	☒	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]

	☒		Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of the Funds’ semi-annual financial statements	☒		Not to exceed $2,200 per set of financial statements per fund

Reports to regulatory or government agencies related to the annual engagement	☒		Up to $5,000 per occurrence during the Pre-Approval Period

Regulatory compliance assistance	☒	☒	Not to exceed $5,000 per quarter

Training courses		☒	Not to exceed $2,000 per course

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Appendix C

Pre-Approved Tax Services for the Pre-Approval Period January 1, 2007 through December 31, 2007

Service

	The Fund(s)	Fund Affiliates	Fee Range

Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions.	☒		As presented to Audit Committee(2)

Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	☒		As presented to Audit Committee(2)

Assistance and advice regarding year-end reporting for 1099’s	☒		As presented to Audit Committee(2)

Tax assistance and advice regarding statutory, regulatory or administrative developments	☒	☒	Not to exceed $5,000 in aggregate for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

Tax training courses		☒	Not to exceed $2,000 per course during the Pre-Approval Period

(2)                                 For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, as provided in KPMG’s Proposal or any Engagement Letter covering the period at issue.  Fees in the Engagement Letter will be controlling.

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Appendix C, continued

Service

	The Fund(s)	Fund Affiliates	Fee Range

Tax services associated with Fund mergers	☒	☒	Not to exceed $4,000 per fund per merger during the Pre-Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations

	☒		Not to exceed $50,000 during the Pre-Approval Period

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Appendix D

Pre-Approved Other Services for the Pre-Approval Period January 1, 2007 through December 31, 2007

Service

	The Fund(s)	Fund Affiliates	Fee Range

Agreed-upon procedures for Class B share 12b-1 programs		☒	Not to exceed $50,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

(Cost to be split 50% the funds and 50% ING Investments, LLC)

	☒	☒	Not to exceed $5,000 per Fund during the Pre-Approval Period

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Appendix E

Prohibited Non-Audit Services

Dated:                                             2007

•                  Bookkeeping or other services related to the accounting records or financial statements of the Funds

•                  Financial information systems design and implementation

•                  Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•                  Actuarial services

•                  Internal audit outsourcing services

•                  Management functions

•                  Human resources

•                  Broker-dealer, investment adviser, or investment banking services

•                  Legal services

•                  Expert services unrelated to the audit

•                  Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

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EXHIBIT A

ING VP BALANCED PORTFOLIO, INC.

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.

ING GET FUND

ING VP INTERMEDIATE BOND PORTFOLIO

ING VP MONEY MARKET PORTFOLIO

ING VARIABLE FUNDS

ING VARIABLE PORTFOLIOS, INC.

ING SERIES FUND, INC.

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(e) (2)     Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)            Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)           Non-Audit Fees:  The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $218,860 for year ended December 31, 2007 and $811,688 for year ended December 31, 2006.

(h)           Principal Accountants Independence:  The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Nominating Committee operates pursuant to a Charter approved by the Board.  The primary purpose of the Nominating Committee is to consider, evaluate and make recommendations to the Board with respect to the nomination and selection of Independent Trustees. In evaluating candidates, the Nominating Committee may consider a variety of factors, but specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews nominees it identifies.  A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include sufficient background information concerning the candidate and should be received in a timely manner.  At a minimum, the following information as to each individual proposed for nomination as director should be included:  the individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a director (if elected), and all information relating to such individual that is required to be disclosed in a solicitation of proxies for election of directors, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating Committee.  To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the SEC.

In evaluating a candidate for the position of Independent Trustee, including any candidate recommended by shareholders of the Fund, the Nominating Committee shall consider the following:  (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of other public companies; (iii) the candidate’s educational background, reputation for high ethical standards and professional integrity; (iv) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (v) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vi) the candidate’s ability to qualify as an Independent Trustee for purposes of the 1940 Act; and (vii) such other factors as the Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies.  Prior to making a final recommendation to the Board, the Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.

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Item 11.  Controls and Procedures.

(a)           Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)           There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as
EX-99.CODE ETH.

(a)(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT

(3)	Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING VP Intermediate Bond Portfolio

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: March 4, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: March 4, 2008

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: March 4, 2008

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